UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Joseph J. Allessie, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2011

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

December 31, 2011

The UBS Funds—Fixed Income

Semiannual Report

President's letter	1

Market commentary	2

Fixed Income

UBS Core Plus Bond Fund	3

UBS Fixed Income Opportunities Fund	16

UBS Global Bond Fund	34

UBS High Yield Fund	46

Explanation of expense disclosure	60

Statement of assets and liabilities	64

Statement of operations	68

Statement of changes in net assets	70

Financial highlights	72

Notes to financial statements	80

General information	100

This page intentionally left blank.

President's letter

February 15, 2012

Dear Shareholder,

If I were asked to characterize the market environment of the past six months, I could probably crystallize it to one word: challenging. Adverse macroeconomic news—including events relating to Greece and the Eurozone, ratings downgrades and inflation concerns—weighed heavily on investor sentiment, in turn causing markets to demonstrate unusually high levels of volatility.

In this environment of uncertainty, company fundamentals were largely ignored in favor of short-term news, making it difficult for active managers to add value through security selection. We were no different, and so stock selection was the primary detractor from performance across many of our equity and asset allocation funds during the period. Our fixed income portfolios, though generally experiencing performance more in line with their benchmarks, also faced certain headwinds, including a volatile credit and interest rate environment as investor sentiment frequently shifted between risk aversion and risk-taking.

In the time since I have been writing these letters to you, I have stressed the importance of maintaining a long-term perspective. This advice, though valuable under any circumstance, is never more important to follow than during periods of extreme market volatility, when fear plays a too large role in investor decision-making.

At UBS Global Asset Management, we have always kept an eye on the long term. This perspective has required us to evolve over our 30 years of investing, to meet the demands of a more complex investment landscape—for example, by combining our valuation work with market behavioral analysis in our asset allocation portfolios to better position them to navigate market volatility. However, we have never compromised on our core belief that strict adherence to our disciplined investment process through up and down markets—although it may, on occasion, result in short-term underperformance—is the most important way, over time, that we can add value in our clients' portfolios.

As I write this, the road ahead, though never certain, seems less unsure. Signs of a solution appear to be emerging in Europe, while US economic indicators seem to be improving. Year-to-date, the S&P 500 Index—the standard-bearer of equity market performance—is in positive territory, and stock correlations and volatility appear to be moving lower. The market, once again, seems to be paying attention to fundamentals. Against this backdrop, we firmly believe that our portfolios will ultimately be rewarded for the positions we've taken, and that active managers will once again be well-positioned to add value in 2012.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1

The markets in review

Moderating growth in many countries

Although the overall US economy expanded during the reporting period, gross domestic product ("GDP") growth rates in general could best be characterized as tepid. At its August meeting, the Federal Reserve Board (the "Fed"), acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed "Operation Twist," the Fed noted that its intention with this program was to "put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative."

In contrast to the US, many international economies took a step backward as the reporting period progressed. Growth in the Eurozone was negatively impacted by its ongoing sovereign debt crisis, as well as weak consumer and business confidence. In contrast, Japan's economy gained some traction, emerging from its recession in the first half of the review period. Elsewhere, while growth rates in many developing countries such as China and India surpassed their developed country counterparts, they also tended to progressively move lower during the course of the reporting period.

Riskier fixed income securities produced mixed results

The US taxable spread sectors (non-US Treasury fixed income securities) were a study in contrasts during the reporting period. Over the first half of the period, investor risk aversion was often elevated due to concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US sovereign debt. Against this backdrop, US Treasury yields fell sharply. Risk appetite then increased at times during the second half of the period, given signs that the US economy was gaining some traction. All told, during the six months ended December 31, 2011, spread sectors typically underperformed Treasuries, and the overall US bond market, as measured by the Barclays Capital US Aggregate Index,1 returned 4.98%.

Looking more closely at lower-rated fixed-income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index2 declined 0.39% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),3 rose 3.21%.The emerging markets debt asset class was supported by continued solid growth in developing countries and generally solid demand from investors seeking to generate incremental yield in the low interest rate environment.

1  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

2

UBS Core Plus Bond Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 4.77% (Class A shares returned 0.06% after the deduction of the maximum sales charge), while Class Y shares returned 4.91%. The Fund's benchmark, the Barclays Capital US Aggregate Index (the "Index"), returned 4.98% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return, but slightly underperformed the Index during the reporting period, largely due to sector allocation and issue selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Later in the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund's yield curve positioning and currency management were positive contributors to performance, while sector allocation and security selection in certain spread sectors detracted from performance.

Portfolio performance summary1

What worked

•  Yield curve positioning was a positive for performance. We had a yield curve flattening bias for the portfolio from July 2011 through the end of September, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results when the yield curve flattened during that period.

•  The Fund's active currency decisions in several developed markets contributed to results. The largest benefit came from our short position in the euro, which weakened during the reporting period given concerns relating to the European sovereign debt crisis.

What didn't work

•  The Fund's positioning in several spread sectors (non-US Treasuries) detracted from performance during the reporting period.

  – Our allocation to commercial mortgage-backed securities (CMBS) modestly detracted from results, both from an allocation and security selection standpoint. While the Fund's CMBS exposure fluctuated from month to month, we generally maintained an overweight position for the period. Within the sector, we held a mix of securities across the capital structure. During the third quarter, securities lower in the capital structure were very volatile and underperformed.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

3

UBS Core Plus Bond Fund

  – An out-of-index exposure to high yield bonds—in particular securities rated BB and below—was detrimental for performance. While they performed well during the second half of the period, this was not enough to offset their weak results in July and August, when investor risk aversion rose sharply.

•  Security selection of investment grade industrial bonds hurt the Fund's results. Within the industrials sector, we emphasized more liquid, higher beta (higher risk) telecommunications companies. The spreads of these bonds widened due to economic concern and periods of risk aversion that were triggered by several macro factors, including the European sovereign debt crisis. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

4

UBS Core Plus Bond Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.77%	7.34%	2.21%	3.33%
Class B2	4.38	6.54	1.44	2.87[5]
Class C3	4.41	6.83	1.67	2.80
Class Y4	4.91	7.74	2.45	3.59
After deducting maximum sales charge
Class A1	0.06%	2.46%	1.28%	2.86%
Class B2	(0.62)	1.54	1.11	2.87[5]
Class C3	3.66	6.08	1.67	2.80
Barclays Capital US Aggregate Index[6]	4.98%	7.84%	6.50%	5.78%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.46% and 0.65%; Class B—2.29% and 1.40%; Class C—1.93% and 1.15%; Class Y—1.13% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 0.64% for Class A shares, 1.39% for Class B shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset backed and commercial-mortgage backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

5

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
US Treasury Notes, 0.250%, due 10/31/13	7.8%
US Treasury Bonds, 3.750%, due 08/15/41	5.6
US Treasury Notes, 0.875%, due 11/30/16	4.9
Federal National Mortgage Association, 1.625%, due 10/26/15	2.6
US Treasury Notes, 2.000%, due 11/15/21	2.3
Government National Mortgage Association Pools, 4.500%, TBA	1.9
Federal National Mortgage Association, 0.875%, due 08/28/14	1.9
Federal Home Loan Mortgage Corp. Gold Pools, 5.000%, TBA	1.9
Federal Home Loan Mortgage Corp. Gold Pools, #A95090, 4.500%, due 11/01/40	1.9
Federal Home Loan Mortgage Corp. Gold Pools, 5.500%, TBA	1.8
Total	32.6%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment company was included.

6

UBS Core Plus Bond Fund

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Aerospace & defense	0.16%
Beverages	0.05
Biotechnology	0.22
Building products	0.28
Capital markets	1.42
Chemicals	0.28
Commercial banks	2.15
Commercial services & supplies	0.39
Computers & peripherals	0.14
Consumer finance	1.09
Diversified financial services	3.09
Diversified telecommunication services	0.58
Electric utilities	0.99
Energy equipment & services	0.33
Food & staples retailing	0.13
Food products	0.59
Gas utilities	0.45
Health care providers & services	0.32
Household durables	0.12
Independent power producers & energy traders	0.28
Insurance	0.93
Leisure equipment & products	0.13
Machinery	0.15
Media	1.51
Metals & mining	1.15
Multi-utilities	0.11
Oil, gas & consumable fuels	1.76
Paper & forest products	0.18%
Pharmaceuticals	0.40
Real estate investment trust (REIT)	0.64
Road & rail	0.46
Semiconductors & semiconductor equipment	0.10
Tobacco	0.66
Wireless telecommunication services	0.68
Total corporate bonds	21.92%
Asset-backed securities	0.93
Commercial mortgage-backed securities	6.26
Mortgage & agency debt securities	39.54
Municipal bonds	1.39
US government obligations	25.27
Non-US government obligations	0.36
Supranational bond	0.25
Total bonds	95.92%
Investment company
UBS High Yield Relationship Fund	0.48
Short-term investment	11.93
Options purchased	0.15
Investment of cash collateral from securities loaned	0.13
Total investments	108.61%
Liabilities, in excess of cash and other assets	(8.61)
Net assets	100.00%

2  Figures represent the industry breakdown of direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification and derivatives exposure was included.

7

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds: 95.92%
Corporate bonds: 21.92%
Australia: 0.30%
National Australia Bank Ltd., 3.000%, due 07/27/16[1]	$100,000	$99,627
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21	30,000	32,249
Total Australia corporate bonds		131,876
Austria: 0.18%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	75,000	79,875
Canada: 0.66%
Cenovus Energy, Inc., 4.500%, due 09/15/14	95,000	102,342
Teck Resources Ltd., 6.250%, due 07/15/41	125,000	144,402
Xstrata Canada Financial Corp., 4.950%, due 11/15/21[1]	45,000	45,973
Total Canada corporate bonds		292,717
Cayman Islands: 0.82%
Transocean, Inc., 6.800%, due 03/15/38	145,000	146,151
Vale Overseas Ltd., 4.625%, due 09/15/20	155,000	160,286
6.875%, due 11/21/36	50,000	56,928
Total Cayman Islands corporate bonds		363,365
France: 0.11%
RCI Banque SA, 4.600%, due 04/12/16[1]	50,000	47,594
Ireland: 0.51%
The Governor & Co. of the Bank of Ireland, 2.750%, due 03/02/12[1]	225,000	223,045
Luxembourg: 0.17%
Telecom Italia Capital SA, 4.950%, due 09/30/14	80,000	74,256
Mexico: 0.25%
America Movil SAB de CV, 5.000%, due 03/30/20	100,000	110,477
Netherlands: 0.14%
Siemens Financieringsmaatschappij NV, 6.125%, due 08/17/26[1]	50,000	60,696

	Face amount	Value
Netherlands Antilles: 0.40%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	$100,000	$101,709
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	76,285
Total Netherlands Antilles corporate bonds		177,994
Norway: 0.18%
Eksportfinans ASA, 5.000%, due 02/14/12	80,000	79,645
South Africa: 0.16%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	70,000	69,542
United Kingdom: 1.15%
BP Capital Markets PLC, 3.875%, due 03/10/15	120,000	128,137
HSBC Holdings PLC, 4.875%, due 01/14/22	325,000	343,490
PPL WEM Holdings PLC, 3.900%, due 05/01/16[1]	35,000	35,084
Total United Kingdom corporate bonds		506,711
United States: 16.89%
Allied Waste North America, Inc., 6.875%, due 06/01/17	85,000	89,887
Altria Group, Inc., 9.950%, due 11/10/38	55,000	83,654
American International Group, Inc., 4.250%, due 09/15/14	50,000	48,556
Amgen, Inc., 3.450%, due 10/01/20	100,000	97,683
Anadarko Petroleum Corp., 5.950%, due 09/15/16	75,000	85,016
Appalachian Power Co., 4.600%, due 03/30/21	70,000	76,766
Aristotle Holding, Inc., 4.750%, due 11/15/21[1]	50,000	51,739
Bank of America Corp., 3.750%, due 07/12/16	30,000	27,778
6.500%, due 08/01/16	130,000	130,919
Bunge Ltd. Finance Corp., 5.100%, due 07/15/15	80,000	83,733
Burlington Northern Santa Fe LLC, 6.150%, due 05/01/37	100,000	126,304
Caterpillar Financial Services Corp., 1.125%, due 12/15/14	45,000	45,056
Caterpillar, Inc., 3.900%, due 05/27/21	60,000	65,871

8

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Cellco Partnership, 8.500%, due 11/15/18	$85,000	$114,724
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	133,596
CIT Group, Inc., 7.000%, due 05/02/16[1]	135,000	134,831
Citigroup, Inc., 3.953%, due 06/15/16	65,000	64,776
6.125%, due 05/15/18	160,000	170,297
8.125%, due 07/15/39	60,000	73,460
Comcast Corp., 6.300%, due 11/15/17	160,000	189,248
ConocoPhillips, 6.500%, due 02/01/39	75,000	103,745
Dell, Inc., 5.400%, due 09/10/40	55,000	61,833
DirecTV Holdings LLC, 6.000%, due 08/15/40	70,000	76,361
7.625%, due 05/15/16	105,000	111,431
Dolphin Subsidiary II, Inc., 7.250%, due 10/15/21[1]	85,000	91,800
Dow Chemical Co., 4.125%, due 11/15/21	50,000	51,286
4.250%, due 11/15/20	70,000	72,761
Duke Energy Carolinas LLC, 5.100%, due 04/15/18	55,000	64,051
Energy Transfer Partners LP, 6.050%, due 06/01/41	40,000	39,222
ERP Operating LP, 4.750%, due 07/15/20	35,000	36,310
5.375%, due 08/01/16	225,000	244,789
FGI Operating Co., Inc., 10.250%, due 08/01/15	67,000	71,020
Ford Motor Credit Co. LLC, 5.000%, due 05/15/18	65,000	65,169
5.875%, due 08/02/21	145,000	151,120
7.800%, due 06/01/12	215,000	219,579
Fortune Brands, Inc., 6.375%, due 06/15/14	19,000	20,775
General Electric Capital Corp., 3.350%, due 10/17/16	100,000	104,140
4.650%, due 10/17/21	100,000	104,367
Goldman Sachs Group, Inc., 3.625%, due 02/07/16	160,000	154,596
Hasbro, Inc., 6.350%, due 03/15/40	55,000	59,459
Intel Corp., 3.300%, due 10/01/21	40,000	42,137

	Face amount	Value
International Lease Finance Corp., 7.125%, due 09/01/18[1]	$80,000	$82,800
Jersey Central Power & Light Co., 7.350%, due 02/01/19	60,000	75,336
JPMorgan Chase & Co., 3.150%, due 07/05/16	165,000	165,772
4.400%, due 07/22/20	145,000	148,076
5.400%, due 01/06/42	45,000	46,962
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	45,000	46,370
6.500%, due 09/01/39	50,000	55,575
Kraft Foods, Inc., 6.500%, due 02/09/40	135,000	175,627
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	50,000	73,138
MBNA Corp., 6.125%, due 03/01/13	135,000	135,545
Merrill Lynch & Co., Inc., 5.450%, due 02/05/13	80,000	80,582
Morgan Stanley, 5.500%, due 07/28/21	75,000	69,348
Series F, 5.625%, due 09/23/19	110,000	101,869
6.000%, due 04/28/15	75,000	75,130
6.625%, due 04/01/18	150,000	148,116
Mutual of Omaha Insurance Co., 6.800%, due 06/15/36[1]	80,000	85,326
News America, Inc., 6.200%, due 12/15/34	35,000	37,627
7.750%, due 12/01/45	60,000	73,462
Norfolk Southern Corp., 3.250%, due 12/01/21	75,000	76,101
NuStar Logistics LP, 7.650%, due 04/15/18	100,000	118,724
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	50,000	60,805
ONEOK, Inc., 6.000%, due 06/15/35	60,000	64,221
Owens Corning, 6.500%, due 12/01/16	115,000	125,509
Pacific Gas & Electric Co., 6.050%, due 03/01/34	30,000	37,135
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	35,000	46,608
Philip Morris International, Inc., 2.900%, due 11/15/21	125,000	127,444
PPL Energy Supply LLC, 4.600%, due 12/15/21	70,000	70,987
Principal Financial Group, Inc., 8.875%, due 05/15/19	105,000	130,730
Prudential Financial, Inc., 6.625%, due 12/01/37	20,000	21,900

9

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
PSEG Power LLC, 8.625%, due 04/15/31	$35,000	$51,630
Qwest Corp., 7.625%, due 06/15/15	125,000	138,514
Reynolds American, Inc., 7.625%, due 06/01/16	65,000	77,508
Sempra Energy, 9.800%, due 02/15/19	35,000	47,269
Time Warner, Inc., 6.100%, due 07/15/40	35,000	41,032
Tupperware Brands Corp., 4.750%, due 06/01/21[1,2]	55,000	55,110
UnitedHealth Group, Inc., 5.800%, due 03/15/36	75,000	89,728
Valero Energy Corp., 6.625%, due 06/15/37	90,000	96,501
Verizon Communications, Inc., 6.100%, due 04/15/18	100,000	120,136
Wal-Mart Stores, Inc., 5.000%, due 10/25/40	50,000	58,847
Wells Fargo & Co., 3.676%, due 06/15/16	135,000	141,075
WMG Acquisition Corp., 9.500%, due 06/15/16	125,000	135,625
Total United States corporate bonds		7,449,645
Total corporate bonds (cost $9,298,689)		9,667,438
Asset-backed securities: 0.93%
United States: 0.93%
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	37,817	39,470
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.178%, due 11/15/16[3]	350,000	346,605
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37	41,708	23,303
Total asset-backed securities (cost $410,766)		409,378
Commercial mortgage-backed securities: 6.26%
United States: 6.26%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.642%, due 04/10/49[3]	150,000	140,007

	Face amount	Value
Series 2007-4, Class AM, 5.791%, due 02/10/51[3]	$300,000	$283,839
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.007%, due 12/10/49[3]	300,000	278,216
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	268,221	278,700
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.606%, due 12/10/49[3]	150,000	123,109
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, due 03/10/39	400,000	432,954
Series 2007-GG9, Class AM, 5.475%, due 03/10/39	445,000	417,964
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43	170,000	166,733
Series 2006-LDP8, Class AJ, 5.480%, due 05/15/45[3]	200,000	167,531
Series 2006-LDP7, Class AJ, 5.875%, due 04/15/45[3]	225,000	174,453
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class B, 5.240%, due 09/15/37	75,000	74,515
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.790%, due 08/12/45[1,3]	225,000	221,031
Total commercial mortgage-backed securities (cost $2,838,759)		2,759,052
Mortgage & agency debt securities: 39.54%
United Kingdom: 1.24%
Fosse Master Issuer PLC, Series 2011-1A, Class A2, 1.805%, due 10/18/54[1,3]	300,000	298,857
Holmes Master Issuer PLC, Series 2011-1A, Class A2, 1.753%, due 10/15/54[1,3]	250,000	248,897
Total United Kingdom mortgage & agency debt securities		547,754
United States: 38.30%
Federal Home Loan Mortgage Corp. Gold Pools,[4] 3.500%, TBA	350,000	359,352
4.000%, TBA	150,000	157,313
4.500%, TBA	250,000	264,883

10

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
5.000%, TBA	$775,000	$832,762
5.500%, TBA	750,000	813,750
#G13223, 4.000%, due 05/01/23	303,415	318,909
#A96140, 4.000%, due 01/01/41	144,217	151,477
#G08431, 4.000%, due 01/01/41	373,230	392,018
#A95090, 4.500%, due 11/01/40	771,580	818,065
#Q01348, 4.500%, due 06/01/41	219,204	232,359
#G05249, 5.000%, due 01/01/39	321,670	346,007
#G05267, 5.500%, due 12/01/38	16,103	17,496
#G06381, 5.500%, due 08/01/40	180,717	197,072
#C63008, 6.000%, due 01/01/32	187,005	208,313
#G06019, 6.000%, due 10/01/36	191,999	213,035
#G01717, 6.500%, due 11/01/29	98,780	113,184
Federal National Mortgage Association,[4] 0.875%, due 08/28/14[2]	830,000	834,050
1.625%, due 10/26/15	1,120,000	1,147,785
Federal National Mortgage Association Pools,[4] #AE0113, 4.000%, due 07/01/40	274,402	288,670
#932848, 4.000%, due 12/01/40	164,236	172,683
#AH3347, 4.000%, due 01/01/41	424,226	446,044
#AB2331, 4.000%, due 02/01/41	193,086	203,077
#AE9202, 4.000%, due 09/01/41	646,927	680,402
#AI0337, 4.000%, due 10/01/41	86,383	90,853
#AE0106, 4.500%, due 06/01/40	2,775	2,953
#AI2472, 4.500%, due 05/01/41	382,308	407,150
#AI6578, 4.500%, due 07/01/41	578,856	616,470
#AJ1415, 4.500%, due 09/01/41	344,157	366,520
#890209, 5.000%, due 05/01/40	416,801	450,485
#AD9114, 5.000%, due 07/01/40	484,639	526,907
5.000%, TBA	275,000	297,086
#AJ1422, 5.000%, due 09/01/41	371,759	402,617
#688066, 5.500%, due 03/01/33	230,415	254,976
#688314, 5.500%, due 03/01/33	272,243	301,263
#802481, 5.500%, due 11/01/34	399,185	438,369
#995018, 5.500%, due 06/01/38	35,700	38,948
#408267, 6.000%, due 03/01/28	23,237	26,027
#323715, 6.000%, due 05/01/29	20,277	22,602
#522564, 6.000%, due 07/01/29	62,825	70,021
#676733, 6.000%, due 01/01/33	170,723	190,683
#708631, 6.000%, due 06/01/33	40,483	45,342
#AE0405, 6.000%, due 08/01/37	291,550	324,306
#831730, 6.500%, due 09/01/36	240,806	270,464
#253824, 7.000%, due 03/01/31	8,540	9,857

	Face amount	Value
Federal National Mortgage Association Pools Re-REMIC,[4] Series 2005-29, Class KA, 4.500%, due 02/25/35	$192,379	$204,628
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.564%, due 02/25/35[3]	48,905	37,737
Government National Mortgage Association Pools, #738970, 3.500%, due 11/15/26	199,010	212,465
#G2 5256, 3.500%, due 12/20/26	350,000	374,320
#G2 5107, 4.000%, due 07/20/26	478,010	513,399
4.000%, TBA	175,000	187,715
4.500%, TBA	775,000	844,023
#G2 2687, 6.000%, due 12/20/28	32,215	36,637
#G2 2794, 6.000%, due 08/20/29	101,228	115,121
Total United States mortgage & agency debt securities		16,888,650
Total mortgage & agency debt securities (cost $17,008,650)		17,436,404
Municipal bonds: 1.39%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	60,000	70,853
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	115,000	104,958
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	110,000	137,629
New Jersey State Turnpike Authority Revenue Bonds, Class F, 7.414%, due 01/01/40	30,000	42,788
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	55,000	65,620
State of California, GO, 6.650%, due 03/01/22	30,000	34,921
7.300%, due 10/01/39	130,000	154,889
Total municipal bonds (cost $530,570)		611,658
US government obligations: 25.27%
US Treasury Bonds, 3.750%, due 08/15/41[2]	2,115,000	2,487,438
4.375%, due 05/15/41[2]	520,000	677,544

11

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Concluded)
US government obligations—(Concluded)
US Treasury Notes, 0.250%, due 10/31/13	$3,420,000	$3,420,533
0.250%, due 11/30/13[2]	795,000	795,093
0.875%, due 11/30/16	2,140,000	2,146,521
1.000%, due 10/31/16	610,000	615,910
2.000%, due 11/15/21	990,000	1,001,292
Total US government obligations (cost $11,041,310)		11,144,331
Non-US government obligations: 0.36%
Chile: 0.24%
Republic of Chile, 3.250%, due 09/14/21	100,000	103,350
Colombia: 0.12%
Republic of Colombia, 4.375%, due 07/12/21	50,000	53,500
Total Non-US government obligations (cost $148,930)		156,850
Supranational bond: 0.25%
European Investment Bank, 1.250%, due 09/17/13 (cost $109,624)	110,000	110,183
Total bonds (cost $41,387,298)		42,295,294
	Shares
Investment company: 0.48%
UBS High Yield Relationship Fund*[5] (cost $210,000)	7,858	213,419
Short-term investment: 11.93%
Investment company: 11.93%
UBS Cash Management Prime Relationship Fund[5] (cost $5,260,470)	5,260,470	5,260,470

	Number of contracts	Value
Options purchased*: 0.15%
Call Options: 0.12%
10 Year US Treasury Notes, strike @ USD 132.00, expires February 2012	19	$15,141
5 Year US Treasury Notes, strike @ USD 122.75, expires January 2012	57	36,961
		52,102
Put Options: 0.03%
10 Year US Treasury Notes, strike @ USD 128.00, expires February 2012	19	5,937
5 Year US Treasury Notes, strike @ USD 122.75, expires January 2012	57	8,016
		13,953
Total options purchased (cost $63,850)		66,055
	Shares
Investment of cash collateral from securities loaned: 0.13%
UBS Private Money Market Fund LLC[5] (cost $56,375)	56,375	56,375
Total investments: 108.61% (cost $46,977,993)		47,891,613
Liabilities, in excess of cash and other assets: (8.61)%		(3,795,225)
Net assets: 100.00%		$44,096,388

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,159,042
Gross unrealized depreciation	(245,422)
Net unrealized appreciation of investments	$913,620

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59.

*  Non-income producing security.

12

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $2,260,731 or 5.13% of net assets.

2  Security, or portion thereof, was on loan at December 31, 2011.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2011 and changes periodically.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Net realized gain during the six months ended 12/31/11	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$2,543,100	$15,990,804	$13,273,434	$—	$—	$5,260,470	$3,119
UBS Private Money Market Fund LLC[a]	223,105	2,574,149	2,740,879	—	—	56,375	18
UBS High Yield Relationship Fund	1,439,092	210,000	1,419,474	6,953	(23,152)	213,419	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	493,162	—	496,720	106,746	(103,188)	—	—
	$4,698,459	$18,774,953	$17,930,507	$113,699	$(126,340)	$5,530,264	$3,137

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Goldman Sachs International	EUR	835,000	USD	1,079,822	03/09/12	$(1,475)
Goldman Sachs International	USD	1,758,254	EUR	1,340,000	03/09/12	(22,999)
JPMorgan Chase Bank	EUR	1,340,000	USD	1,807,955	03/09/12	72,699
Net unrealized appreciation on forward foreign currency contracts						$48,225

Futures contracts

	Expiration date	Proceeds	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Ultra Bond Futures, 6 contracts (USD)	March 2012	$(949,897)	$(961,125)	$(11,228)
5 Year US Treasury Notes, 24 contracts (USD)	March 2012	(2,954,057)	(2,958,188)	(4,131)
10 Year US Treasury Notes, 4 contracts (USD)	March 2012	(523,289)	(524,500)	(1,211)
Net unrealized depreciation on futures contracts				$(16,570)

13

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	225,000	03/20/14	1.000%	—[3]	$1,958	$(2,757)	$(799)
Deutsche Bank AG	USD	250,000	12/20/15	1.000	—[4]	5,969	(3,310)	2,659
						$7,927	$(6,067)	$1,860

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Amgen, Inc. 4.850% bond, due 11/18/14.

Credit default swaps on corporate issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	USD	250,000	12/20/15	—[4]	1.000%	$(5,716)	$2,795	$(2,921)	0.720%
Deutsche Bank AG	USD	150,000	03/20/16	—[5]	1.000	2,683	1,286	3,969	0.799
						$(3,033)	$4,081	$1,048

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Pfizer, Inc. 4.650% bond, due 03/01/18.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

14

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$9,667,438	—	$9,667,438
Asset-backed securities	—	409,378	—	409,378
Commercial mortgage-backed securities	—	2,759,052	—	2,759,052
Mortgage & agency debt securities	—	17,436,404	—	17,436,404
Municipal bonds	—	611,658	—	611,658
US government obligations	—	11,144,331	—	11,144,331
Non-US government obligations	—	156,850	—	156,850
Supranational bond	—	110,183	—	110,183
Investment company	—	213,419	—	213,419
Short-term investment	—	5,260,470	—	5,260,470
Options purchased	66,055	—	—	66,055
Investment of cash collateral from securities loaned	—	56,375	—	56,375
Forward foreign currency contracts	—	48,225	—	48,225
Futures contracts	(16,570)	—	—	(16,570)
Swap agreements	—	(1,986)	—	(1,986)
Total	$49,485	$47,871,797	—	$47,921,282

See accompanying notes to financial statements.
15

UBS Fixed Income Opportunities Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") declined 0.33% (Class A shares declined 4.83% after the deduction of the maximum sales charge), while Class Y shares declined 0.19%. For comparison purposes, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index"), returned 0.12% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 18; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a slightly negative return during the reporting period.

The Fund extensively utilizes derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including but not limited to futures, options, swaps and swaptions. Credit default swaps and credit default swaptions were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency forwards and swaps as part of its currency management strategy. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund's duration and yield curve positioning, as well as currency allocations, were positive contributors to performance, while sector allocation and security selection in certain spread sectors detracted from performance.

Portfolio performance summary1

What worked

•  The Fund's yield curve and duration positioning contributed to performance.

  – We had a yield curve flattening bias in the portfolio for much of the reporting period, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results when the yield curve flattened during the period.

  – We tactically adjusted the Fund's duration, at times moving to short and long positions. In aggregate, duration positioning was additive for performance. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•  Overall, currency positioning was beneficial for performance. The Fund's active currency decisions in several developed markets, including short positions in the euro and Australian dollar, contributed to results.

What didn't work

•  Security selection of investment grade bonds issued by banks detracted from results. We emphasized more liquid, higher beta (higher risk) US banks. The spreads of these bonds widened due to fears of contagion from the European sovereign debt crisis, uncertainties regarding new financial regulations and ongoing weakness

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

16

UBS Fixed Income Opportunities Fund

in the housing market. (Spread measures the difference between the yields paid on non-government securities versus those paid on government securities of comparable duration.)

•  The Fund's overweight to several spread sectors (non-US Treasuries) was negative for results during the reporting period.

  – An overweight to investment grade financials was detrimental for results, as they were among the weakest performing sectors during the reporting period.

  – An allocation to high yield bonds—in particular securities rated BB and below—hurt performance. While they performed well during the second half of the period, this performance was not enough to offset the weak results they posted in July and August, when investor risk aversion rose sharply.

  – Exposure to emerging markets debt was a drag on results.

  – A small allocation to commercial mortgage-backed securities (CMBS) that were lower in the capital structure was not rewarded. Their spreads widened at times, given several investor flights-to-quality.

This letter is intended to assist shareholders in understanding how the Fund performed for the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

17

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(0.33)%	(1.75)%	0.40%
Class C3	(0.58)	(2.21)	(0.14)
Class Y4	(0.19)	(1.53)	0.71
After deducting maximum sales charge
Class A2	(4.83)%	(6.17)%	(3.76)%
Class C3	(1.30)	(2.91)	(0.14)
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.12%	0.27%	0.27%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.47% and 1.03%; Class C—2.02% and 1.53%; Class Y—1.37% and 0.78%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expense incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

18

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
US Treasury Bonds, PO, 4.845%, due 05/15/40	3.0%
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	2.5
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39	2.1
Citigroup, Inc., 3.625%, due 11/30/17	1.8
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15	1.5
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.790%, due 08/12/45	1.4
US Treasury Bonds, 3.500%, due 02/15/39	1.4
Ford Motor Credit Co. LLC, 8.700%, due 10/01/14	1.3
Intelsat Jackson Holdings SA, 11.250%, due 06/15/16	1.2
Petrobras International Finance Co., 5.375%, due 01/27/21	1.2
Total	17.4%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Building materials	1.82%
Capital markets	1.55
Chemicals	2.35
Commercial banks	8.56
Commercial services & supplies	1.22
Consumer finance	1.90
Containers & packaging	0.38
Diversified financial services	12.96
Diversified telecommunication services	2.18
Electric utilities	1.55
Health care providers & services	0.62
Hotels, restaurants & leisure	3.02
Independent power producers & energy traders	0.55
Insurance	1.63
Leisure equipment & products	0.25
Machinery	0.63
Media	1.84
Metals & mining	2.18
Oil, gas & consumable fuels	6.72
Paper & forest products	0.51
Road & rail	0.03
Specialty retail	0.34
Telecommunications	0.25
Textiles, apparel & luxury goods	0.22
Transportation infrastructure	0.53
Wireless telecommunication services	1.01
Total corporate bonds	54.80%
Asset-backed securities	3.53
Collateralized debt obligations	2.34
Commercial mortgage-backed securities	8.17
Mortgage & agency debt securities	1.50
Municipal bonds	3.82
US government obligations	4.37
Total bonds	78.53%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	18.94
Short-term investment	2.37
Options purchased	4.00
Total investments	103.84%
Liabilities, in excess of cash and other assets	(3.84)
Net assets	100.00%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2011

Percentage of net assets
United States	53.2%
United Kingdom	6.7
Netherlands	2.4
Luxembourg	2.2
Ireland	2.2
Total	66.7%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification and derivatives exposure was included.

19

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds: 78.53%
Corporate bonds: 54.80%
Australia: 1.27%
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	500,000	$535,212
Sydney Airport Finance Co. Pty Ltd., 8.000%, due 07/06/15		500,000	532,848
Total Australia corporate bonds			1,068,060
Austria: 0.51%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]		$400,000	426,000
Brazil: 1.25%
Petrobras International Finance Co., 5.375%, due 01/27/21		1,000,000	1,047,690
Canada: 2.06%
Nova Chemicals Corp., 8.625%, due 11/01/19		800,000	882,000
Rogers Communications, Inc., 5.340%, due 03/22/21	CAD	800,000	846,646
Total Canada corporate bonds			1,728,646
France: 0.35%
Credit Agricole SA, 6.637%, due 05/31/17[1,2,3]		$500,000	290,000
Germany: 1.56%
HeidelbergCement Finance BV, 8.500%, due 10/31/19	EUR	500,000	643,889
Unitymedia GmbH, 9.625%, due 12/01/19[4]		500,000	668,157
Total Germany corporate bonds			1,312,046
Ireland: 2.15%
Allied Irish Banks PLC, 1.641%, due 04/11/12[2]		200,000	244,613
4.500%, due 10/01/12		200,000	235,554
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[4]		250,000	317,091
The Governor & Co. of the Bank of Ireland, 2.750%, due 03/02/12[1]		$500,000	495,656
4.000%, due 01/28/15	EUR	250,000	249,033
Irish Life & Permanent PLC, 3.600%, due 01/14/13[1]		$300,000	262,373
Total Ireland corporate bonds			1,804,320
Italy: 0.25%
Wind Acquisition Finance SA, 11.750%, due 07/15/17[4]	EUR	200,000	212,904

	Face amount		Value
Luxembourg: 2.24%
ArcelorMittal, 5.500%, due 03/01/21		$900,000	$826,118
Intelsat Jackson Holdings SA, 11.250%, due 06/15/16		1,000,000	1,050,625
Total Luxembourg corporate bonds			1,876,743
Mexico: 1.05%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		1,000,000	877,500
Netherlands: 2.37%
Case New Holland, Inc., 7.750%, due 09/01/13		500,000	531,250
EDP Finance BV, 4.750%, due 09/26/16	EUR	750,000	805,671
Ziggo Bond Co. BV, 8.000%, due 05/15/18[4]		500,000	653,596
Total Netherlands corporate bonds			1,990,517
Norway: 0.94%
Eksportfinans ASA, 5.000%, due 02/14/12		$232,000	230,969
5.500%, due 05/25/16		600,000	553,238
Total Norway corporate bonds			784,207
South Africa: 0.93%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20		500,000	496,727
Edcon Proprietary Ltd., 4.676%, due 06/15/14[2,4]	EUR	300,000	286,353
Total South Africa corporate bonds			783,080
Spain: 1.77%
Cirsa Funding Luxembourg SA, 8.750%, due 05/15/18[4]		200,000	212,257
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		$1,400,000	1,271,221
Total Spain corporate bonds			1,483,478
United Kingdom: 5.64%
Barclays Bank PLC, 5.140%, due 10/14/20		1,000,000	846,487
CEVA Group PLC, 8.500%, due 12/01/14[4]	EUR	500,000	440,045
FCE Bank PLC, 7.125%, due 01/15/13		500,000	661,685
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18		400,000	531,942
Ineos Group Holdings PLC, 7.875%, due 02/15/16[4]		500,000	478,872

20

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Concluded)
Lloyds TSB Bank PLC, 6.375%, due 01/21/21		$250,000	$250,534
6.500%, due 03/24/20	EUR	1,000,000	1,015,404
PPL WEM Holdings PLC, 3.900%, due 05/01/16[1]		$500,000	501,204
Total United Kingdom corporate bonds			4,726,173
United States: 30.46%
Ally Financial, Inc., 3.612%, due 12/01/12[5]		600,000	564,000
American International Group, Inc., 4.250%, due 09/15/14		750,000	728,346
Anadarko Petroleum Corp., 8.700%, due 03/15/19		500,000	638,350
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		750,000	795,938
Chesapeake Energy Corp., 6.500%, due 08/15/17		750,000	798,750
CIT Group, Inc., 7.000%, due 05/01/15		500,000	501,000
Citigroup, Inc., 3.625%, due 11/30/17[2]	EUR	1,500,000	1,546,129
5.000%, due 09/15/14		$750,000	742,281
Discover Bank, 8.700%, due 11/18/19		500,000	570,092
Discover Financial Services, 10.250%, due 07/15/19		300,000	365,687
DISH DBS Corp., 6.625%, due 10/01/14		450,000	480,375
Dow Chemical Co., 7.375%, due 03/01/23		500,000	614,870
El Paso Corp., 7.250%, due 06/01/18		300,000	328,469
Energy Transfer Partners LP, 6.050%, due 06/01/41		680,000	666,773
Exelon Generation Co. LLC, 6.200%, due 10/01/17		400,000	459,342
FireKeepers Development Authority, 13.875%, due 05/01/15[1]		750,000	851,250
Ford Motor Credit Co. LLC, 8.700%, due 10/01/14		1,000,000	1,116,604
Forest Oil Corp., 8.500%, due 02/15/14		500,000	545,000
Frontier Communications Corp., 8.250%, due 05/01/14		750,000	781,875
GenOn Americas Generation LLC, 8.500%, due 10/01/21		850,000	792,625
Goldman Sachs Group, Inc., 4.100%, due 11/03/15	CAD	330,000	308,695
5.000%, due 05/03/18		500,000	460,049

	Face amount	Value
HCA Holdings, Inc., 6.750%, due 07/15/13	$500,000	$516,250
Hertz Corp., 8.875%, due 01/01/14	22,000	22,110
HSBC USA, Inc., 5.000%, due 09/27/20	750,000	708,755
International Lease Finance Corp., 8.625%, due 09/15/15	1,000,000	1,025,000
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39	1,750,000	1,760,938
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	750,000	766,875
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	2,200,000	2,130,269
MGM Resorts International, 13.000%, due 11/15/13	750,000	890,625
Nationwide Mutual Insurance Co., 9.375%, due 08/15/39[1]	250,000	302,114
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	250,000	332,917
Petrohawk Energy Corp., 7.250%, due 08/15/18	750,000	843,750
Quiksilver, Inc., 6.875%, due 04/15/15	200,000	185,750
Regions Financial Corp., 5.750%, due 06/15/15	250,000	238,750
Ryerson, Inc., 12.000%, due 11/01/15	500,000	505,000
Univision Communications, Inc., 7.875%, due 11/01/20[1]	400,000	406,000
Wachovia Capital Trust III, 5.570%, due 02/09/12[2,3]	300,000	251,250
Total United States corporate bonds		25,542,853
Total corporate bonds (cost $48,890,618)		45,954,217
Asset-backed securities: 3.53%
United States: 3.53%
Accredited Mortgage Loan Trust, Series 2006-1, Class A3, 0.474%, due 04/25/36[2]	359,774	292,873
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.444%, due 08/25/36[2]	718,808	486,035
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	378,170	394,696
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.614%, due 11/25/35[2]	1,120,647	864,759

21

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.444%, due 09/25/36[2]		$1,195,710	$918,267
Total asset-backed securities (cost $3,144,621)			2,956,630
Collateralized debt obligations: 2.34%
United Kingdom: 0.68%
Jubilee CDO BV, Series III X, Class A2, 2.679%, due 04/20/17†2	EUR	500,000	571,824
United States: 1.66%
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.343%, due 12/16/15†1,2,6		$500,000	477,500
Race Point CLO, Series 2X, Class B1, 1.957%, due 05/15/15†2,4		1,000,000	909,517
Total United States collateralized debt obligations			1,387,017
Total collateralized debt obligations (cost $2,085,742)			1,958,841
Commercial mortgage-backed securities: 8.17%
United States: 8.17%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.642%, due 04/10/49[2]		500,000	466,689
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.007%, due 12/10/49[2]		500,000	463,694
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347%, due 12/10/46		150,000	146,281
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 5.816%, due 05/15/46[2]		575,000	275,641
Series 2007-C3, Class AM, 5.816%, due 05/15/46[2]		400,000	320,490
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.606%, due 12/10/49[2]		1,000,000	820,727

	Face amount	Value
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	$750,000	$704,433
Series 2007-GG11, Class AM, 5.867%, due 12/10/49[2]	500,000	443,505
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class AM, 6.058%, due 02/15/51[2]	1,000,000	930,519
Morgan Stanley Capital I, Series 2006-HQ8, Class A3, 5.470%, due 03/12/44[2]	240,244	241,946
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.790%, due 08/12/45[1,2]	1,225,000	1,203,391
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.899%, due 02/15/51[2]	1,000,000	837,060
Total commercial mortgage-backed securities (cost $7,650,110)		6,854,376
Mortgage & agency debt securities: 1.50%
United Kingdom: 0.36%
Holmes Master Issuer PLC, Series 2011-1A, Class A2, 1.753%, due 10/15/54[1,2]	300,000	298,677
United States: 1.14%
Federal National Mortgage Association,[7] 3.110%, due 10/09/19[5,8]	1,250,000	961,081
Total mortgage & agency debt securities (cost $1,182,735)		1,259,758
Municipal bonds: 3.82%
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	500,000	625,585
State of California, GO Bonds, 7.300%, due 10/01/39	800,000	953,160
State of Illinois, GO bonds, Series 2010, 4.421%, due 01/01/15	225,000	234,049
5.365%, due 03/01/17	800,000	858,216
5.665%, due 03/01/18	500,000	535,515
Total municipal bonds (cost $2,883,520)		3,206,525

22

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Concluded)
US government obligations: 4.37%
US Treasury Bonds, 3.500%, due 02/15/39[8]	$1,000,000	$1,124,844
US Treasury Bonds, PO 4.845%, due 05/15/40[5,8]	6,000,000	2,536,506
Total US government obligations (cost $2,509,263)		3,661,350
Total bonds (cost $68,346,609)		65,851,697
	Shares
Investment company: 18.94%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[9] (cost $15,000,000)	903,948	15,878,211
Short-term investment: 2.37%
Investment company: 2.37%
UBS Cash Management Prime Relationship Fund[9] (cost $1,988,888)	1,988,888	1,988,888
	Number of contracts
Options purchased*: 4.00%
Call Options: 0.38%
10 Year US Treasury Notes, strike @ USD 132.00, expires February 2012	150	119,531
5 Year US Treasury Notes, strike @ USD 122.75, expires January 2012	214	138,766
5 Year US Treasury Notes, strike @ USD 123.75, expires February 2012	242	58,609
		316,906
Put Options: 0.48%
10 Year US Treasury Notes, strike @ USD 131.00, expires January 2012	105	77,109
10 Year US Treasury Notes, strike @ USD 128.00, expires February 2012	150	46,875
30 Year US Treasury Bond, strike @ USD 145.00, expires January 2012	60	125,625

	Number of contracts	Value
5 Year US Treasury Notes, strike @ USD 122.75, expires January 2012	214	$30,094
90 Day Euro-Dollar Time Deposit, strike @ USD 99.13, expires January 2012	126	787
90 Day Euro-Dollar Time Deposit, strike @ USD 99.38, expires January 2012	495	46,406
90 Day Euro-Dollar Time Deposit, strike @ USD 98.63, expires March 2012	253	11,069
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires March 2012	105	43,969
90 Day Euro-Dollar Time Deposit, strike @ USD 98.00, expires December 2012	130	18,688
		400,622
	Notional Amount
Options Purchased on Credit Default Swap on Credit Index†: 0.92%
Expiring 03/21/12. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 17 Index and the Fund pays fixed rate of 5.000%. Underlying credit default swap terminating 12/20/16. European style. Counterparty: Morgan Stanley,	$23,000,000	773,829
Options Purchased on Interest Rate Swaps†: 2.22%
Expiring 02/11/15. If exercised the Fund pays semi annually 6.000% and receives quarterly floating 3 month LIBOR terminating 04/11/25. European style. Counterparty: Deutsche Bank AG	3,050,000	32,991

23

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Notional Amount	Value
Options purchased—(Concluded)
Expiring 06/14/13. If exercised the Fund pays quarterly floating 3 month LIBOR and receives semi annually 3.410% terminating 06/18/18. European style. Counterparty: Deutsche Bank AG	$8,240,000	$667,339
Expiring 06/14/13. If exercised the Fund pays semi annually 3.410% and receives quarterly floating 3 month LIBOR terminating 06/18/18. European style. Counterparty: Deutsche Bank AG	8,240,000	21,844
Expiring 06/14/21. If exercised the Fund pays quarterly floating 3 month LIBOR and receives semi annually 5.080% terminating 06/16/26. European style. Counterparty: Deutsche Bank AG	4,050,000	378,571
Expiring 06/14/21. If exercised the Fund pays semi annually 5.080% and receives quarterly floating 3 month LIBOR terminating 06/16/26. European style. Counterparty: Deutsche Bank AG	4,050,000	95,203

	Notional Amount		Value
Expiring 08/12/14. If exercised the Fund pays quarterly floating 3 month EURIBOR and receives semi annually 2.325% terminating 10/12/15. European style. Counterparty: Barclays Bank PLC	EUR	32,000,000	$337,841
Expiring 12/24/13. If exercised the Fund pays semi annually 2.140% and receives semi annually floating 6 month LIBOR terminating 12/30/33. European style. Counterparty: JP Morgan Chase Bank	JPY	670,000,000	331,816
			1,865,605
Total options purchased (cost $3,423,336)			3,356,962
Total investments: 103.84% (cost $88,758,833)			87,075,758
Liabilities, in excess of cash and other assets: (3.84%)			(3,219,326)
Net assets: 100.00%			$83,856,432

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,628,662
Gross unrealized depreciation	(5,311,737)
Net unrealized depreciation of investments	$(1,683,075)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59.

*  Non-income producing security.

†  Holding is illiquid. At December 31, 2011, the value of these securities and other derivative instruments amounted to $7,406,473 or 8.83% of net assets.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $7,995,803 or 9.54% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2011 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $4,178,792 or 4.98% of net assets.

5  Rate shown reflects annualized yield at December 31, 2011 on zero coupon bond.

24

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

6  This security, which represents 0.57% of net assets as of December 31, 2011, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/11	Value as a percentage of net assets
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.343%, due 12/16/15	12/14/10	$455,500	0.54%	$477,500	0.57%

7  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

8  All or a portion of these securities have been designated as collateral for open swap positions.

9  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Net realized gain during the six months ended 12/31/11	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$4,839,734	$29,931,348	$32,782,194	—	$—	$1,988,888	$2,174
UBS Opportunistic Emerging Markets Debt Relationship Fund	15,623,479	—	—	—	254,732	15,878,211	—
	$20,463,213	$29,931,348	$32,782,194	—	$254,732	$17,867,099	$2,174

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	AUD	3,735,000	USD	3,708,967	03/01/12	$(86,135)
JPMorgan Chase Bank	CAD	1,665,000	USD	1,617,052	03/01/12	(15,173)
JPMorgan Chase Bank	EUR	470,000	USD	618,134	03/01/12	9,553
JPMorgan Chase Bank	GBP	320,000	USD	499,786	03/01/12	3,097
JPMorgan Chase Bank	JPY	65,300,000	USD	841,706	03/01/12	(7,503)
JPMorgan Chase Bank	USD	1,475,044	EUR	1,120,000	03/01/12	(24,809)
Morgan Stanley & Co., Inc.	EUR	13,440,000	USD	18,049,920	03/01/12	647,103
Net unrealized appreciation on forward foreign currency contracts						$526,133

25

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 99 contracts (USD)	March 2012	$15,523,752	$15,858,563	$334,811
10 Year US Treasury Notes, 22 contracts (USD)	March 2012	2,873,098	2,884,750	11,652
US Treasury futures sell contracts:
US Long Bond, 6 contracts (USD)	March 2012	(846,178)	(868,875)	(22,697)
2 Year US Treasury Notes, 58 contracts (USD)	March 2012	(12,788,636)	(12,791,719)	(3,083)
5 Year US Treasury Notes, 140 contracts (USD)	March 2012	(17,236,600)	(17,256,094)	(19,494)
10 Year US Treasury Notes, 88 contracts (USD)	March 2012	(11,507,170)	(11,539,000)	(31,830)
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 78 contracts (USD)	September 2013	19,345,374	19,345,950	576
90 Day Euro-Dollar Futures, 78 contracts (USD)	March 2014	19,292,478	19,318,650	26,172
Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 156 contracts (USD)	December 2013	(38,625,343)	(38,670,450)	(45,107)
Euro-Bobl, 16 contracts (EUR)	March 2012	(2,531,631)	(2,590,778)	(59,147)
Euro-Bund, 14 contracts (EUR)	March 2012	(2,424,971)	(2,519,335)	(94,364)
Net unrealized appreciation on futures contracts				$97,489

Currency swap agreements

Counterparty	Pay currency	Pay contracts	Receive currency	Receive contracts	Termination date	Pay rate	Receive rate	Upfront payments (made)/ received	Value†	Unrealized appreciation/ (depreciation)
Deutsche
Bank AG	USD	2,700,000	EUR	1,964,350	03/16/40	0.555%[1]	1.423%[2]	$(17,080)	$(20,406)	$(37,486)
Deutsche Bank AG	USD	3,675,250	EUR	2,701,397	01/13/41	0.398[1]	1.570[2]	544,275	18,030	562,305
Deutsche Bank AG	EUR	1,964,350	USD	2,700,000	03/16/20	1.423[2]	0.555[1]	1,574	69,953	71,527
Deutsche Bank AG	EUR	2,701,397	USD	3,675,250	01/13/21	1.570[2]	0.398[1]	(544,275)	60,815	(483,460)
Merrill Lynch International	USD	6,417,932	CAD	6,678,500	03/16/20	0.555[1]	1.279[3]	106,250	150,219	256,469
Merrill Lynch International	CAD	6,678,500	USD	6,417,932	03/16/40	1.279[3]	0.555[1]	(141,380)	(155,916)	(297,296)
								$(50,636)	$122,695	$72,059

1  Rate based on 3 month USD LIBOR.

2  Rate based on 3 month EURIBOR.

3  Rate based on 3 month Canadian Bankers Acceptance Rate.

26

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	102,000,000	06/20/21	0.285%[2]	0.563%[3]	$—	$320,702	$320,702
Barclays Bank PLC	USD	1,470,000	06/16/26	3.624	—[4]	—	(21,627)	(21,627)
Citibank, N.A.	USD	1,860,000	02/15/36	4.668	0.453[3]	555,373	(762,304)	(206,931)
Credit Suisse International	EUR	740,000	04/27/22	—[5]	3.865	(88,207)	120,137	31,930
Credit Suisse International	USD	2,650,000	12/08/16	0.449[3]	1.194	—	17,333	17,333
Deutsche Bank AG	AUD	2,840,000	11/02/21	—[6]	6.585	—	180,604	180,604
Deutsche Bank AG	CAD	11,600,000	03/10/13	1.279[7]	1.875	41,249	160,029	201,278
Deutsche Bank AG	CAD	10,350,000	03/10/16	2.485	1.279[7]	(134,496)	(526,193)	(660,689)
Deutsche Bank AG	CAD	2,850,000	03/10/21	1.279[7]	3.260	76,335	277,892	354,227
Deutsche Bank AG	KRW	2,585,000,000	01/26/21	4.810	—[8]	—	(92,050)	(92,050)
Deutsche Bank AG	USD	3,000,000	12/15/15	1.521	0.546[3]	(41,000)	(62,690)	(103,690)
Deutsche Bank AG	USD	1,250,000	09/23/20	2.690	0.571[3]	(23,000)	(92,707)	(115,707)
Deutsche Bank AG	USD	1,450,000	02/15/36	3.630	0.453[3]	(50,000)	(310,664)	(360,664)
Deutsche Bank AG	USD	4,550,000	05/15/38	4.413	0.453[3]	124,000	(1,675,338)	(1,551,338)
Deutsche Bank AG	USD	875,000	05/15/40	3.470	0.453[3]	(157,000)	(255,977)	(412,977)
Deutsche Bank AG	USD	695,000	05/15/40	4.560	0.453[3]	—	(510,663)	(510,663)
Deutsche Bank AG	USD	1,250,000	09/17/40	3.473	0.559[3]	(83,000)	(243,405)	(326,405)
JPMorgan Chase Bank	AUD	2,585,000	01/27/21	—[6]	6.465	—	153,004	153,004
JPMorgan Chase Bank	CAD	6,125,000	11/02/14	—[9]	2.775	—	192,743	192,743
JPMorgan Chase Bank	CAD	5,490,000	11/02/17	3.500	—[9]	—	(524,899)	(524,899)
JPMorgan Chase Bank	CAD	1,550,000	11/02/22	—[9]	4.145	—	260,999	260,999
JPMorgan Chase Bank	EUR	6,100,000	04/27/22	—[5]	3.865	—	990,321	990,321
JPMorgan Chase Bank	EUR	2,910,000	04/27/42	3.919	—[5]	—	(1,034,043)	(1,034,043)
JPMorgan Chase Bank	USD	4,500,000	02/18/16	2.532	0.471[3]	—	(312,765)	(312,765)
Merrill Lynch International	AUD	175,000	02/15/21	—[6]	6.635	—	11,454	11,454
Merrill Lynch International	CAD	2,400,000	04/02/21	3.725	1.281[7]	—	(342,101)	(342,101)
Merrill Lynch International	CAD	3,000,000	04/02/31	1.281[7]	4.310	5,192	729,305	734,497
Merrill Lynch International	CAD	1,200,000	04/02/41	4.208	1.281[7]	—	(389,565)	(389,565)
Merrill Lynch International	JPY	841,000,000	04/26/13	0.334[10]	0.451	—	10,439	10,439
Merrill Lynch International	JPY	676,000,000	04/26/16	0.706	0.334[10]	—	(102,204)	(102,204)
Merrill Lynch International	JPY	176,000,000	04/26/21	0.334[10]	1.334	—	91,366	91,366
Merrill Lynch International	KRW	3,015,000,000	11/02/21	4.840	—[8]	—	(109,958)	(109,958)
Merrill Lynch International	USD	42,000,000	06/20/12	0.563[3]	0.285[2]	—	1,565	1,565
Merrill Lynch International	USD	15,650,000	03/21/18	2.763	0.567[3]	—	(1,333,902)	(1,333,902)
Merrill Lynch International	USD	4,020,000	06/18/18	2.090	—[4]	—	(62,228)	(62,228)
Merrill Lynch International	USD	8,200,000	06/20/18	3.403	0.567[3]	—	(968,048)	(968,048)
Merrill Lynch International	USD	3,630,000	06/16/21	—[4]	3.171	—	60,141	60,141
Merrill Lynch International	USD	3,670,000	02/17/41	4.423	0.466[3]	—	(1,470,435)	(1,470,435)
Morgan Stanley	CAD	8,870,000	08/04/17	3.600	—[9]	—	(870,965)	(870,965)
Morgan Stanley	CAD	4,750,000	08/04/22	—[9]	4.230	—	816,390	816,390
27

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Morgan Stanley	USD	60,000,000	06/20/12	0.563%[3]	0.291%[2]	$—	$954	$954
Morgan Stanley	USD	3,500,000	09/23/20	2.690	0.571[3]	(60,500)	(259,580)	(320,080)
						$164,946	$(7,938,933)	$(7,773,987)

1  Payments made or received are based on the notional amount.

2  Rate based on 1 month LIBOR (USD BBA).

3  Rate based on 3 month LIBOR (USD BBA).

4  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.

5  Rate based on 6 month EURIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.

6  Rate based on 6 month BBSW. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.

7  Rate based on 3 month Canadian Bankers Acceptance Rate.

8  Rate based on 3 month CD KSDA. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.

9  Rate based on 3 month Canadian Bankers Acceptance Rate. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.

10  Rate based on 6 month LIBOR (USD BBA).

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	1,500,000	06/20/16	5.000%	—[3]	$(81,354)	$64,641	$(16,713)
Credit Suisse International	USD	3,000,000	06/20/16	2.500	—[4]	(194,918)	104,948	(89,970)
Credit Suisse International	USD	4,000,000	02/17/51	0.350	—[5]	(421,023)	407,344	(13,679)
Deutsche Bank	EUR	3,250,000	12/20/15	1.000	—[6]	6,046	116,462	122,508
JPMorgan Chase Bank	USD	2,500,000	12/20/15	1.000	—[7]	(84,611)	74,446	(10,165)
JPMorgan Chase Bank	USD	1,000,000	06/20/16	5.000	—[8]	145,611	(85,048)	60,563
Merrill Lynch International	EUR	900,000	12/20/15	1.000	—[6]	3,437	32,251	35,688
Merrill Lynch International	EUR	10,000,000	06/20/16	1.000	—[9]	27,897	386,489	414,386
Merrill Lynch International	EUR	4,000,000	12/20/16	5.000	—[10]	(584,492)	465,890	(118,602)
Merrill Lynch International	USD	13,000,000	06/20/16	5.000	—[8]	1,421,250	(1,105,624)	315,626
Morgan Stanley	EUR	6,450,000	06/20/16	1.000	—[9]	(54,064)	249,285	195,221
						$183,779	$711,084	$894,863

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.HY.Series 16 Index.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the LCDX.NA.Series 16 Index

28

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CMBX.NA.AAA Series 4 Index.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to iTraxx Europe Series 14 Index.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to MCDX.NA.Series 15 Index.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to CDX.EM.Series 15 Index.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to iTraxx Europe Series 15 Index.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to iTraxx Europe Crossover Series 16 Index.

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	3,000,000	09/20/16	1.000%	—[3]	$(70,834)	$73,062	$2,228
Barclays Bank PLC	USD	1,500,000	09/20/16	1.000	—[4]	(24,598)	57,590	32,992
Barclays Bank PLC	USD	2,750,000	12/20/16	1.000	—[5]	45,988	(51,960)	(5,972)
Deutsche Bank AG	EUR	1,500,000	03/20/14	5.000	—[6]	236,056	(128,485)	107,571
Deutsche Bank AG	EUR	2,500,000	06/20/16	1.000	—[7]	(9,883)	147,508	137,625
Deutsche Bank AG	USD	1,515,000	03/20/14	1.000	—[8]	13,182	(18,567)	(5,385)
Deutsche Bank AG	USD	2,250,000	03/20/14	1.000	—[9]	16,250	143,847	160,097
JPMorgan Chase Bank	USD	3,025,000	09/20/16	0.250	—[10]	(97,127)	247,831	150,704
JPMorgan Chase Bank	USD	1,500,000	09/20/16	1.000	—[11]	1,958	11,524	13,482
JPMorgan Chase Bank	USD	2,000,000	09/20/16	1.000	—[12]	(223,918)	181,131	(42,787)
JPMorgan Chase Bank	USD	750,000	12/20/16	1.000	—[13]	(41,049)	54,771	13,722
Merrill Lynch International	EUR	2,750,000	06/20/16	1.000	—[14]	(88,491)	226,950	138,459
Merrill Lynch International	USD	3,500,000	06/20/16	1.000	—[15]	110,916	(83,845)	27,071
Merrill Lynch International	USD	3,000,000	09/20/16	1.000	—[11]	(21,643)	23,048	1,405
Merrill Lynch International	USD	1,000,000	09/20/16	1.000	—[13]	(63,218)	68,347	5,129
Morgan Stanley	EUR	2,500,000	06/20/16	1.000	—[16]	(10,692)	197,908	187,216
Morgan Stanley	USD	750,000	12/20/16	1.000	—[17]	(28,200)	28,032	(168)
Morgan Stanley	USD	1,750,000	12/20/16	1.000	—[18]	35,224	(42,798)	(7,574)
Morgan Stanley	USD	2,750,000	12/20/16	1.000	—[19]	35,355	(62,024)	(26,669)
						$(184,724)	$1,073,870	$889,146

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Suisse Group Finance Guernsey Ltd. 5.000% bond, due 07/29/19.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Kimco Realty Corp. 5.980% bond, due 07/30/12.

29

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Verizon Communications, 4.900% bond, due 09/15/15.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ING Bank NV 5.250% bond, due 06/07/19.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of France 4.250% bond, due 04/25/19.

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Simon Property Group LP 5.250% bond, due 12/01/16.

12  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Hartford Financial Services Group, Inc. 4.000% bond, due 03/30/15.

13  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Prudential Financial, Inc. 4.500% bond, due 07/15/13.

14  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Agricole SA 5.065% bond, due 08/10/22.

15  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the United Parcel Service of America, Inc. 8.375% bond, due 04/01/30.

16  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the BNP Paribas 4.250% bond, due 01/16/14.

17  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Olin Corp., 8.875% bond, due 08/15/19.

18  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Target Corp., 5.375% bond, due 05/01/17.

19  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the VF Corp., 5.950% bond, due 11/01/17.

Credit default swaps on corporate issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	EUR	1,000,000	03/20/16	—[4]	5.000%	$(190,725)	$105,344	$(85,381)	2.960%
Deutsche Bank AG	USD	1,000,000	03/20/16	—[5]	1.000	17,886	8,571	26,457	0.799
Deutsche Bank AG	USD	1,500,000	03/20/16	—[6]	1.000	33,597	(204,936)	(171,339)	4.774
Deutsche Bank AG	USD	1,000,000	09/20/16	—[7]	1.000	89,097	(122,711)	(33,614)	4.090
JPMorgan Chase Bank	USD	2,000,000	09/20/16	—[8]	1.000	230,988	(195,746)	35,242	3.340
JPMorgan Chase Bank	USD	750,000	12/20/16	—[9]	1.000	64,202	(72,951)	(8,749)	3.224
Merrill Lynch International	EUR	900,000	03/20/16	—[10]	1.000	36,430	(61,980)	(25,550)	2.359
Merrill Lynch International	USD	1,000,000	09/20/16	—[9]	1.000	78,782	(91,787)	(13,005)	3.190
Morgan Stanley	USD	1,300,000	06/20/16	—[9]	1.000	23,959	(111,957)	(87,998)	3.151
Morgan Stanley	USD	750,000	12/20/16	—[11]	1.000	34,908	(34,877)	31	2.011
Morgan Stanley	USD	1,750,000	12/20/16	—[12]	1.000	(35,224)	40,083	4,859	0.534
						$383,900	$(742,947)	$(359,047)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

30

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bank of America Corp. 6.250% bond, due 04/15/12.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Lincoln National Corp. 6.200% bond, due 12/15/11.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife, Inc. 5.000% bond, due 06/15/15.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Aegon NV 4.125% bond, due 12/08/14.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Dow Chemical Co., 7.375% bond, due 11/01/29.

12  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Wal-Mart Stores, Inc., 5.875% bond, due 04/05/27.

Options written

	Expiration date	Premiums received	Value
Call options
Euro-Bobl, 167 contracts, strike @ EUR 126.50	February 2012	$63,819	$(63,761)
Put options
90 Day Euro-Dollar Time Deposit, 242 contracts, strike @ USD 99.38	March 2012	102,278	(57,475)
90 Day Euro-Dollar Time Deposit, 506 contracts, strike @ USD 99.00	March 2012	144,579	(41,113)
90 Day Euro-Dollar Time Deposit, 84 contracts, strike @ USD 99.13	March 2012	23,856	(8,925)
90 Day Euro-Dollar Time Deposit, 130 contracts, strike @ USD 96.00	December 2012	58,045	(3,250)
Options written on interest rate swaps†
If option exercised the Fund pays quarterly floating 3 month EURIBOR and receives semi annually 1.83%. Underlying interest rate swap terminating 10/12/15. European style. Counterparty: Barclays Bank PLC, Notional Amount EUR 32,000,000	December 2014	180,157	(221,234)
If option exercised the Fund pays quarterly floating 3 month LIBOR and receives semi annually 4.70%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,200,000	June 2016	402,115	(1,012,767)
If option exercised the Fund pays semi annually 3.33% and receives quarterly floating 3 month EURIBOR. Underlying interest rate swap terminating 10/12/15. European style. Counterparty: Barclays Bank PLC, Notional Amount EUR 32,000,000	December 2014	155,492	(102,617)
If option exercised the Fund pays semi annually 4.70% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,200,000	June 2016	402,115	(152,957)
If option exercised the Fund pays semi annually 7.25% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 04/11/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 3,050,000	February 2015	63,135	(16,602)

31

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Expiration date	Premiums received	Value
If option exercised the Fund pays semi annually 8.76% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 04/11/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 3,050,000	February 2015	$38,735	$(7,795)
If option exercised the Fund pays semi annually floating 6 month LIBOR and receives semi annually 1.60%. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: Morgan Stanley, Notional Amount JPY 670,000,000	December 2013	248,816	(274,185)
Receiver options written on credit default swaps on credit indices†
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 17 Index and Fund pays fixed rate of 1.000%. Underlying credit default swap terminating 12/20/2016. European style. Counterparty: Morgan Stanley, Notional Amount USD 4,250,000	March 2012	46,325	(16,559)
If option exercised payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 17 Index and Fund receives fixed rate of 1.000%. Underlying credit default swap terminating 12/20/2016. European style. Counterparty: Morgan Stanley, Notional Amount USD 4,250,000	March 2012	56,525	(60,620)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 17 Index and Fund pays fixed rate of 5.000%. Underlying credit default swap terminating 12/20/2016. European style. Counterparty: Morgan Stanley, Notional Amount USD 10,000,000	March 2012	207,900	(94,479)
If option exercised payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 17 Index and Fund receives fixed rate of 5.000%. Underlying credit default swap terminating 12/20/2016. European style. Counterparty: Morgan Stanley, Notional Amount USD 23,000,000	March 2012	182,160	(115,055)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 17 Index and Fund pays fixed rate of 5.000%. Underlying credit default swap terminating 12/20/2016. European style. Counterparty: Morgan Stanley, Notional Amount USD 23,000,000	March 2012	387,090	(257,989)
Total options written		$2,763,142	$(2,507,383)

Written option activity for the period ended December 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2011	1,408	$235,521
Options written	5,533	2,113,024
Options terminated in closing purchase transactions	(5,812)	(1,955,968)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2011	1,129	$392,577

Swaption activity for the period ended December 31, 2011 was as follows:

Swaptions outstanding at June 30, 2011	$1,546,001
Swaptions written	4,182,464
Swaptions terminated in closing purchase transactions	(3,357,900)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2011	$2,370,565

32

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$45,954,217	$—	$45,954,217
Asset-backed securities	—	2,956,630	—	2,956,630
Collateralized debt obligations	—	1,481,341	477,500	1,958,841
Commercial mortgage-backed securities	—	6,854,376	—	6,854,376
Mortgage & agency debt securities	—	1,259,758	—	1,259,758
Municipal bonds	—	3,206,525	—	3,206,525
US government obligations	—	3,661,350	—	3,661,350
Investment company	—	15,878,211	—	15,878,211
Short-term investment	—	1,988,888	—	1,988,888
Options purchased	717,528	2,639,434	—	3,356,962
Forward foreign currency contracts	—	526,133	—	526,133
Futures contracts	97,489	—	—	97,489
Swap agreements	—	(6,774,231)	—	(6,774,231)
Options written	(174,524)	(2,332,859)	—	(2,507,383)
Total	$640,493	$77,299,773	$477,500	$78,417,766

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligation	Total
Assets
Beginning balance	$475,000	$475,000
Purchases	—	—
Issuances	—	—
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	4,137	4,137
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	(1,637)	(1,637)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$477,500	$477,500

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $(1,637).

See accompanying notes to financial statements.
33

UBS Global Bond Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Global Bond Fund (the "Fund") declined 0.01% (Class A shares declined 4.52% after the deduction of the maximum sales charge), while Class Y shares returned 0.10%. The Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the "Index"), returned 1.21% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 36; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance was due to a variety of factors, including security selection and sector positioning.

The Fund used derivatives during the reporting period. These included certain interest rate instruments, to manage the Fund's duration and yield curve exposure; credit default swaps to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection; and foreign exchange forwards to manage the Fund's currency exposures. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund's duration and yield curve positioning, as well as currency allocations, were positive contributors to performance, while sector allocation and security selection in certain spread sectors detracted from performance.

Portfolio performance summary1

What worked

•  Duration positioning contributed to results. We tactically adjusted the Fund's duration in both the US and the UK. At the beginning of the period, the Fund's duration in the US was shorter than the Index, as we felt US yields would move higher as the US economic expansion continued. However, as US economic growth hit a soft patch in the summer, we moved to a long duration versus the Index. This was rewarded, as US Treasury yields moved sharply lower in the third quarter of 2011. In the UK, we moved from a neutral to a long duration versus the Index. This was also beneficial, as rates in the UK declined given slowing economic growth and fears of recession. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.)

•  Overall, the Fund's yield curve positioning strategies were rewarded. During the second half of the review period, we generally had a yield curve flattening bias in the US, as we expected longer-term US rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results when the yield curve flattened during that period.

•  The Fund's currency exposures, overall, modestly contributed to performance.

What didn't work

•  Security selection of investment grade bonds detracted from results. Security selection in European industrials hurt performance, as did the Fund's holdings in the financial sector. With respect to the latter, we emphasized senior secured securities issued by US and European banks. The spreads of these bonds widened due to the European sovereign debt crisis, moderating global growth and uncertainties regarding new financial regulations. (Spread measures the difference between the yields paid on non-government securities versus those paid on government securities of comparable duration.)

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

34

UBS Global Bond Fund

•  Sector positioning, overall, was a negative for performance.

  – An overweight to investment grade financials was detrimental for results, as it was the weakest performing sector within the Index during the review period. During the period, we pared our exposure to European financials in favor of US financials, as we felt the latter had relatively better fundamentals and return prospects.

  – Having on overweight to European mortgage-backed securities was a negative for results, as they underperformed during the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

35

UBS Global Bond Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	(0.01)%	4.92%	1.95%	4.98%	4.52%
Class B3	(0.37)	4.27	1.20	4.54	4.37[6]
Class C4	(0.26)	4.42	1.43	N/A	3.56
Class Y5	0.10	5.21	2.21	5.25	4.74
After deducting maximum sales charge
Class A2	(4.52)%	0.16%	1.03%	4.50%	4.05%
Class B3	(5.07)	(0.61)	0.93	4.54	4.37[6]
Class C4	(0.96)	3.69	1.43	N/A	3.56

Barclays Capital Global Aggregate Index7  1.21%  5.64%  6.46%  7.16%  6.24%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—2.43% and 1.15%; Class B—3.20% and 1.90%; Class C—2.89% and 1.65%; Class Y—2.13% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception dates of Class B and Class C shares are November 26, 2001 and July 2, 2002, respectively. Inception date of Class Y shares and the Index is July 31, 1993.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

36

UBS Global Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2011

Percentage of net assets
Government of Japan, 1.800%, due 06/20/17	6.7%
Government of Japan, 0.600%, due 03/20/16	5.5
Bundesrepublik Deutschland, 4.000%, due 01/04/37	3.4
Government of Japan, 1.900%, due 06/20/25	3.3
US Treasury Notes, 1.750%, due 05/31/16	2.9
US Treasury Notes, 2.625%, due 08/15/20	2.9
Instituto de Credito Oficial, 5.375%, due 07/02/12	2.8
Canadian Government Bond, 3.500%, due 06/01/20	2.6
Bundesrepublik Deutschland, 6.250%, due 01/04/24	2.6
UK Gilts, 2.000%, due 01/22/16	2.3
Total	35.0%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Building materials	0.27%
Capital markets	1.68
Chemicals	0.55
Commercial banks	9.48
Commercial services & supplies	0.35
Construction & engineering	0.46
Consumer finance	0.34
Diversified financial services	4.74
Diversified telecommunication services	2.26
Electric utilities	0.53
Gas utilities	0.46
Health care equipment & supplies	0.39
Insurance	0.65
Leisure equipment & products	0.38
Media	2.04
Metals & mining	0.99
Multi-utilities	0.18
Oil, gas & consumable fuels	2.15
Pharmaceuticals	0.36
Semiconductors & semiconductor equipment	0.15
Specialty retail	0.14
Telecommunications	0.37
Tobacco	1.87
Wireless telecommunication services	0.73
Total corporate bonds	31.52%
Asset-backed securities	1.81
Collateralized debt obligation	1.22
Mortgage & agency debt securities	7.66
US government obligations	10.06
Non-US government obligations	39.96
Supranational bonds	2.16
Total bonds	94.39%
Short-term investment	3.36
Total investments	97.75%
Cash and other assets, less liabilities	2.25
Net assets	100.00%

Country exposure by issuer, top five (unaudited)

As of December 31, 2011

Percentage of net assets
United States	32.3%
Japan	16.8
United Kingdom	10.8
Germany	8.1
Italy	5.1
Total	73.1%

1  Figures represent the industry breakdown of direct investments of UBS Global Bond Fund. Figures would be different if a breakdown of derivatives exposure was included.

37

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds: 94.39%
Corporate bonds: 31.52%
Australia: 1.69%
Rio Tinto Finance USA Ltd., 3.750%, due 09/20/21		$35,000	$36,675
Westpac Banking Corp., 4.125%, due 05/25/18	EUR	100,000	132,458
4.200%, due 02/27/15		$70,000	72,957
Total Australia corporate bonds			242,090
Canada: 0.30%
Nova Chemicals Corp., 8.625%, due 11/01/19		25,000	27,562
Teck Resources Ltd., 3.150%, due 01/15/17		15,000	15,324
Total Canada corporate bonds			42,886
Cayman Islands: 0.62%
Vale Overseas Ltd., 5.625%, due 09/15/19		50,000	55,080
6.875%, due 11/21/36		30,000	34,157
Total Cayman Islands corporate bonds			89,237
France: 2.92%
AXA SA, 6.667%, due 07/06/16[1,2]	GBP	50,000	55,908
BNP Paribas Home Loan SFH, 3.875%, due 07/12/21	EUR	100,000	130,830
CM-CIC Covered Bonds, 4.375%, due 03/17/21[3]		100,000	136,149
Societe Generale SA, 2.200%, due 09/14/13[4]		$100,000	93,958
Total France corporate bonds			416,845
Germany: 2.14%
HeidelbergCement Finance BV, 8.500%, due 10/31/19	EUR	30,000	38,633
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	150,000	267,151
Total Germany corporate bonds			305,784
Italy: 0.73%
Telecom Italia SpA, 2.260%, due 06/07/16[1]	EUR	50,000	51,875
Wind Acquisition Finance SA, 11.750%, due 07/15/17[3]		50,000	53,226
Total Italy corporate bonds			105,101
Luxembourg: 0.18%
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		$25,000	25,375

	Face amount		Value
Mexico: 0.73%
America Movil SAB de CV, 3.625%, due 03/30/15		$100,000	$104,787
Netherlands: 0.75%
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	50,000	81,216
RWE Finance BV, 5.625%, due 12/06/23		15,000	26,675
Total Netherlands corporate bonds			107,891
Netherlands Antilles: 0.36%
Teva Pharmaceutical Finance Co. BV, 3.650%, due 11/10/21		$25,000	25,428
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		25,000	25,429
Total Netherlands Antilles corporate bonds			50,857
Norway: 1.11%
DnB NOR Boligkreditt, 3.875%, due 06/16/21	EUR	110,000	152,951
Statoil ASA, 3.150%, due 01/23/22		$5,000	5,142
Total Norway corporate bonds			158,093
Qatar: 0.76%
Qtel International Finance Ltd., 6.500%, due 06/10/14[4]		100,000	108,850
Spain: 1.04%
Bankia SA, 4.125%, due 03/24/36	EUR	100,000	82,810
Gas Natural Capital Markets SA, 5.250%, due 07/09/14		50,000	66,141
Total Spain corporate bonds			148,951
United Kingdom: 5.79%
Aviva PLC, 4.729%, due 11/28/14[1,2]		40,000	36,757
BAA Funding Ltd., 3.975%, due 02/15/12[4]		50,000	64,809
Barclays Bank PLC, 4.750%, due 03/15/20[1,2]		40,000	24,332
4.875%, due 12/15/14[1,2]		60,000	44,263
British Telecommunications PLC, 8.625%, due 03/26/20	GBP	40,000	80,408
HSBC Holdings PLC, 4.500%, due 04/30/14	EUR	50,000	67,656
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18		100,000	132,985

38

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Concluded)
Lloyds TSB Bank PLC, 4.500%, due 09/15/14[3]	EUR	100,000	$127,488
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		$60,000	58,372
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[1,2]	GBP	50,000	75,631
WPP PLC, 6.625%, due 05/12/16	EUR	80,000	114,800
Total United Kingdom corporate bonds			827,501
United States: 12.40%
Alltel Corp., 7.875%, due 07/01/32		$40,000	57,169
Ally Financial, Inc., 4.500%, due 02/11/14		15,000	14,475
Altria Group, Inc., 9.250%, due 08/06/19		100,000	134,276
Anadarko Petroleum Corp., 5.750%, due 06/15/14		100,000	107,618
Bank of America Corp., 7.375%, due 05/15/14		125,000	129,607
Bear Stearns Cos. LLC, 5.700%, due 11/15/14		150,000	163,130
Boston Scientific Corp., 6.000%, due 01/15/20		50,000	55,817
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	26,562
CF Industries, Inc., 7.125%, due 05/01/20		20,000	23,650
Citigroup, Inc., 4.750%, due 05/31/17[1]	EUR	50,000	52,870
5.625%, due 08/27/12		$70,000	71,057
Comcast Corp., 6.300%, due 11/15/17		150,000	177,420
Energy Transfer Partners LP, 6.050%, due 06/01/41		25,000	24,514
7.500%, due 07/01/38		10,000	11,417
Enterprise Products Operating LLC, 3.700%, due 06/01/15		30,000	31,451
Series I, 5.000%, due 03/01/15		20,000	21,783
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[4]		20,000	21,375
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		110,000	128,804
Hasbro, Inc., 6.350%, due 03/15/40		50,000	54,054
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		75,000	77,283

	Face amount		Value
Morgan Stanley, 5.450%, due 01/09/17		$250,000	$240,691
Quicksilver Resources, Inc., 11.750%, due 01/01/16		20,000	22,700
Range Resources Corp., 5.750%, due 06/01/21		5,000	5,413
SLM Corp., 6.250%, due 01/25/16		50,000	48,624
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17		20,000	20,700
Waste Management, Inc., 7.375%, due 03/11/19		40,000	50,370
Total United States corporate bonds			1,772,830
Total corporate bonds (cost $4,661,062)			4,507,078
Asset-backed securities: 1.81%
United Kingdom: 0.85%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 1.198%, due 04/15/16[1]	GBP	20,000	30,135
Series 2003-B PLC, Class A, 4.650%, due 07/15/13		30,000	47,839
Whinstone Capital Management Ltd., Series 1A, Class B2, 3.385%, due 10/25/44[1,4]	EUR	77,108	44,410
Total United Kingdom asset-backed securities			122,384
United States: 0.96%
Bank of America Corp., Series 2004-A1, 4.500%, due 01/17/14		40,000	53,822
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14		50,000	65,118
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.474%, due 09/25/36[1]		$29,495	17,741
Total United States asset-backed securities			136,681
Total asset-backed securities (cost $324,032)			259,065

39

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Collateralized debt obligation: 1.22%
United States: 1.22%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.790%, due 06/09/19 (cost $247,508)†1,4,5	$250,000	$174,598
Mortgage & agency debt securities: 7.66%
United States: 7.66%
Federal Home Loan Mortgage Corp. Gold Pools,[6] #G04461, 5.000%, due 07/01/38	122,301	131,555
Federal National Mortgage Association Pools,[6] #AA5244, 4.000%, due 05/01/39	62,808	66,038
#909356, 5.000%, due 02/01/37	146,778	158,663
#914467, 5.000%, due 04/01/37	106,235	114,837
#928197, 5.500%, due 03/01/37	108,444	118,173
#AC1466, 5.500%, due 08/01/39	143,380	158,760
#900568, 6.000%, due 09/01/36	60,234	66,448
#940642, 6.000%, due 08/01/37	117,266	130,096
#889579, 6.000%, due 05/01/38	90,183	99,741
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31	43,569	50,410
Total mortgage & agency debt securities (cost $1,002,061)		1,094,721
US government obligations: 10.06%
US Treasury Bonds, 3.500%, due 02/15/39	275,000	309,332
US Treasury Notes, 1.750%, due 05/31/16	400,000	418,281
2.625%, due 08/15/20	385,000	415,229
3.625%, due 02/15/20	255,000	295,740
Total US government obligations (cost $1,329,974)		1,438,582

	Face amount		Value
Non-US government obligations: 39.96%
Canada: 2.63%
Canadian Government Bond, 3.500%, due 06/01/20	CAD	340,000	$376,682
Denmark: 0.71%
Government of Denmark, 4.000%, due 11/15/17	DKK	500,000	102,168
Finland: 1.02%
Government of Finland, 1.750%, due 04/15/16	EUR	110,000	146,041
Germany: 5.98%
Bundesrepublik Deutschland, 4.000%, due 01/04/37		290,000	482,396
6.250%, due 01/04/24		200,000	372,873
			855,269
Italy: 4.36%
Buoni Ordinari del Tesoro, 8.777%, due 04/30/12[7]		110,000	140,858
Buoni Poliennali Del Tesoro, 3.000%, due 11/01/15		180,000	211,744
Republic of Italy, 4.750%, due 01/25/16		$290,000	270,070
			622,672
Japan: 16.77%
Government of Japan, 0.100%, due 11/15/12	JPY	10,000,000	129,903
0.600%, due 03/20/16		60,000,000	789,200
1.800%, due 06/20/17		68,000,000	950,887
1.900%, due 06/20/25		33,800,000	468,820
2.500%, due 09/20/35		4,000,000	58,804
			2,397,614
Netherlands: 1.03%
Government of the Netherlands, 4.000%, due 07/15/18	EUR	100,000	146,711
Spain: 3.29%
Instituto de Credito Oficial, 5.375%, due 07/02/12		$400,000	399,210
Kingdom of Spain, 4.200%, due 07/30/13	EUR	55,000	71,825
			471,035

40

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
United Kingdom: 4.17%
UK Gilts, 2.000%, due 01/22/16	GBP	200,000	$326,087
4.000%, due 01/22/60		140,000	269,579
			595,666
Total Non-US government obligations (cost $5,370,582)			5,713,858
Supranational bonds: 2.16%
European Investment Bank, 6.125%, due 01/23/17	AUD	150,000	154,006
6.250%, due 04/15/14	GBP	90,000	153,747
Total supranational bonds (cost $317,881)			307,753
Total bonds (cost $13,253,100)			13,495,655

	Shares	Value
Short-term investment: 3.36%
Investment company: 3.36%
UBS Cash Management Prime Relationship Fund[8] (cost $479,734)	479,734	$479,734
Total investments: 97.75% (cost $13,732,834)		13,975,389
Cash and other assets, less liabilities: 2.25%		322,075
Net assets: 100.00%		$14,297,464

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$773,669
Gross unrealized depreciation	(531,114)
Net unrealized appreciation of investments	$242,555

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59.

†  Holding is illiquid. At December 31, 2011, the value of this security amounted to $174,598 or 1.22% of net assets.

1  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2011 and changes periodically.

2  Perpetual bond security. The maturity date reflects the next call date.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $316,863 or 2.22% of net assets.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $508,000 or 3.55% of net assets.

41

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

5  This security, which represents 1.22% of net assets as of December 31, 2011, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/11	Value as a percentage of net assets
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.790%, due 06/09/19	05/09/07-09/25/09	$247,508	1.73%	$174,598	1.22%

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

7  Rate shown reflects annualized yield at December 31, 2011 on zero coupon bond.

8  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$377,148	$3,385,734	$3,283,148	$479,734	$250

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	AUD	120,000	USD	121,133	03/05/12	$(747)
Barclays Bank PLC	EUR	50,000	GBP	42,387	03/05/12	1,043
Barclays Bank PLC	USD	39,607	AUD	40,000	03/05/12	1,020
Barclays Bank PLC	USD	168,686	EUR	125,000	03/05/12	(6,823)
Credit Suisse First Boston	USD	132,353	AUD	130,000	03/05/12	(317)
Credit Suisse First Boston	USD	288,165	EUR	215,000	03/05/12	(9,760)
Goldman Sachs International	USD	39,556	AUD	40,000	03/05/12	1,071
JPMorgan Chase Bank	AUD	130,000	USD	127,628	03/05/12	(4,408)
JPMorgan Chase Bank	EUR	85,000	JPY	8,839,152	03/05/12	4,893
JPMorgan Chase Bank	EUR	617,500	USD	818,908	03/05/12	19,304
JPMorgan Chase Bank	GBP	50,000	USD	77,594	03/05/12	(11)
JPMorgan Chase Bank	GBP	805,000	USD	1,253,472	03/05/12	4,037
JPMorgan Chase Bank	USD	119,973	CHF	110,000	03/05/12	(2,720)
JPMorgan Chase Bank	USD	228,131	EUR	175,000	03/05/12	(1,523)
JPMorgan Chase Bank	USD	464,576	GBP	300,000	03/05/12	1,052
JPMorgan Chase Bank	USD	554,826	JPY	43,000,000	03/05/12	4,422
JPMorgan Chase Bank	USD	144,021	KRW	167,000,000	03/05/12	334
JPMorgan Chase Bank	USD	57,813	NOK	340,000	03/05/12	(1,093)
JPMorgan Chase Bank	USD	97,844	SEK	680,000	03/05/12	668
Net unrealized appreciation on forward foreign currency contracts						$10,442

42

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 3 contracts (USD)	March 2012	$389,114	$393,375	$4,261
Interest rate futures buy contracts:
10 Year Mini Japanese Government Bond, 4 contracts (JPY)	March 2012	738,970	740,600	1,630
Interest rate futures sell contracts:
Euro-Bobl, 2 contracts (EUR)	March 2012	(319,407)	(323,847)	(4,440)
Euro-Bund, 1 contracts (EUR)	March 2012	(173,920)	(179,952)	(6,032)
Net unrealized depreciation on futures contracts				$(4,581)

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments made	Value	Unrealized depreciation
Barclays Bank PLC	EUR	135,000	12/20/16	5.000%	—[3]	$(3,081)	$402	$(2,679)
Deutsche Bank AG	EUR	135,000	12/20/16	5.000	—[3]	(2,715)	402	(2,313)
JPMorgan Chase Bank	EUR	175,000	12/20/16	5.000	—[3]	(2,149)	520	(1,629)
JPMorgan Chase Bank	EUR	200,000	12/20/16	5.000	—[4]	(34,797)	23,294	(11,503)
						$(42,742)	$24,618	$(18,124)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Sub Financials Series 16 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 16 Index.

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	25,000	03/20/17	1.000%	—[3]	$(2,393)	$2,347	$(46)
JPMorgan Chase Bank	EUR	50,000	09/20/16	1.000	—[4]	(3,636)	5,143	1,507
JPMorgan Chase Bank	EUR	100,000	09/20/16	1.000	—[5]	(5,893)	6,035	142
JPMorgan Chase Bank	EUR	50,000	12/20/16	1.000	—[6]	(4,780)	4,628	(152)
JPMorgan Chase Bank	EUR	50,000	03/20/17	1.000	—[7]	(3,119)	3,554	435
						$(19,821)	$21,707	$1,886

43

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Marks & Spencer PLC 5.625% bond, due 03/24/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Valeo SA 3.750% bond, due 06/24/13.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Michelin Luxembourg SCS 8.625% bond, due 04/24/14.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Volvo Treasury AB 5.000% bond, due 05/31/17.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Metro AG 7.625% bond, due 03/05/15.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments received	Value	Unrealized appreciation	Credit spread[3]
Barclays Bank PLC	EUR	150,000	12/20/16	—[4]	1.000%	$17,423	$(14,700)	$2,723	2.752%
Deutsche Bank AG	EUR	150,000	12/20/16	—[4]	1.000	16,910	(14,700)	2,210	2.752
						$34,333	$(29,400)	$4,933

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Senior Financials Series 16 Index.

Credit default swap on corporate issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments received	Value	Unrealized depreciation	Credit spread[3]
Goldman Sachs International	EUR	30,000	09/20/16	—[4]	1.000%	$1,625	$(2,121)	$(496)	2.248%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

44

UBS Global Bond Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Carrefour SA 4.375% bond, due 11/02/16.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$4,507,078	$—	$4,507,078
Asset-backed securities	—	259,065	—	259,065
Collateralized debt obligation	—	—	174,598	174,598
Mortgage & agency debt securities	—	1,094,721	—	1,094,721
US government obligations	—	1,438,582	—	1,438,582
Non-US government obligations	—	5,713,858	—	5,713,858
Supranational bonds	—	307,753	—	307,753
Short-term investment	—	479,734	—	479,734
Forward foreign currency contracts	—	10,442	—	10,442
Futures contracts	(4,581)	—	—	(4,581)
Swap agreements	—	14,804	—	14,804
Total	$(4,581)	$13,826,037	$174,598	$13,996,054

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Total
Assets
Beginning balance	$287,009	$287,009
Purchases	—	—
Issuances	—	—
Sales	(46,331)	(46,331)
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	(86,081)	(86,081)
Change in net unrealized appreciation/depreciation	20,001	20,001
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$174,598	$174,598

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $(25,403).

See accompanying notes to financial statements.
45

UBS High Yield Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS High Yield Fund (the "Fund") declined 1.71% (Class A shares declined 6.09% after the deduction of the maximum sales charge), while Class Y shares declined 1.58%. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), declined 0.39% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 48; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return and underperformed the Index. Certain sector allocations and security selection detracted from results.

Over the period, the Fund used foreign exchange forwards to hedge its non-US dollar exposure, which was helpful in reducing the Fund's currency risk.

Portfolio performance summary1

What worked

•  The Fund's positioning in several areas of the industrials sector contributed positively to relative performance during the reporting period. Specifically, issue selection within the chemicals subsector was beneficial for results, while security selection in the media subsector—especially the Fund's holdings of debt issued by cable companies—enhanced Fund performance.

What didn't work

•  The Fund's allocation to the financial sector was a negative for results.

  – The insurance subsector, despite good performance early in the year (prior to the beginning of the reporting period), was dragged down during the third quarter as risk appetite was replaced by periods of extreme risk aversion.

  – The Fund's exposure to the bank subsector detracted from performance. This area of the market performed poorly, as it was negatively impacted by fears of contagion from the European sovereign debt crisis, weakening global growth and uncertainty regarding new financial regulations.

• The Fund's positioning in the industrial sector was not rewarded.

  – An overweight to the gaming subsector was a drag on results, as the subsector underperformed during the reporting period.

  – Issue selection in the transportation subsector hurt the Fund's performance, particularly our positioning within shipping services, which underperformed given signs of moderating global growth.

  – During the review period, the Fund generally had an underweight to telecommunications that was beneficial to performance. However, this positive performance was not enough to offset the negative impact from positioning within the subsector.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

46

UBS High Yield Fund

  – Generally having an overweight to the metals and mining subsector was a modest detractor, given that negative sentiment regarding the more cyclical areas of the market grew as the review period progressed.

•  The Fund's positioning from a quality perspective detracted from results. Although we moved to increase the portfolio's overall credit quality early in the period, the Fund's quality biases still generated negative results as risk aversion and market volatility increased as the period progressed.

  – The Fund's overweight to securities rated CCC and lower detracted from performance, largely during the third quarter of 2011.2

  – Having an underweight to securities rated BB was not rewarded, as they outperformed their lower rated B and CCC counterparts during the reporting period.3,4

2  Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

3  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

4  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

47

UBS High Yield Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.71)%	2.42%	5.31%	6.98%
Class B2	(2.09)	1.47	4.48	6.49[5]
Class C3	(1.96)	1.90	4.81	6.46
Class Y4	(1.58)	2.48	5.57	7.26
After deducting maximum sales charge
Class A1	(6.09)%	(2.16)%	4.35%	6.50%
Class B2	(6.83)	(3.27)	4.20	6.49[5]
Class C3	(2.67)	1.19	4.81	6.46
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[6]	(0.39)%	4.49%	7.43%	8.66%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.37% and 1.20%; Class B—2.17% and 1.95%; Class C—1.86% and 1.70%; Class Y—1.03% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

48

UBS High Yield Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2011

Percentage of net assets
Nova Chemicals Corp., 8.625%, due 11/01/19	1.2%
CF Industries, Inc., 7.125%, due 05/01/20	1.1
Ally Financial, Inc., 8.300%, due 02/12/15	1.1
El Paso Corp., 7.750%, due 01/15/32	1.0
Frontier Communications Corp., 8.250%, due 04/15/17	0.9
OGX Petroleo e Gas Participacoes SA, 8.500%, due 06/01/18	0.9
Ford Motor Credit Co. LLC, 12.000%, due 05/15/15	0.9
CIT Group, Inc., 7.000%, due 05/01/16	0.9
Ford Motor Co., 7.450%, due 07/16/31	0.9
Seagate HDD Cayman, 7.750%, due 12/15/18	0.9
Total	9.8%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Aerospace	0.77%
Air transportation	0.20
Automotive & auto parts distributors	4.82
Banks & thrifts	2.09
Broadcasting	1.03
Building materials	0.88
Cable TV	2.12
Capital goods	0.85
Chemicals	4.86
Consumer products	0.41
Containers	2.62
Diversified financial services	4.26
Diversified media	1.29
Electric utilities	4.40
Energy	14.45
Entertainment/film	0.41
Environmental	0.16
Food & drug retail	1.23
Food/beverage/tobacco	1.85
Gaming	5.82
Healthcare	4.96
Homebuilders/real estate	1.55
Hotel	0.87
Insurance	2.58
Leisure	1.00
Machinery	0.73
Metals/mining	3.25
Paper	1.65
Publishing/printing	0.87
Restaurants	0.42
Services	2.66
Steels	2.21
Super retail index	4.79
Technology	4.63
Telecommunications	7.89
Textile/apparel	0.14
Transportation excluding air/rail	0.97
Total corporate bonds	95.69%
Commercial mortgage-backed securities	0.69
Total bonds	96.38%
Common stocks	0.07
Warrants	0.00[1]
Short-term investment	1.34
Total investments	97.79%
Cash and other assets, less liabilities	2.21
Net assets	100.00%

1  Amount represents less than 0.005%.

49

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds: 96.38%
Corporate bonds: 95.69%
Australia: 0.83%
FMG Resources August 2006 Pty Ltd., 7.000%, due 11/01/15[1]	$300,000	$303,000
Mirabela Nickel Ltd., 8.750%, due 04/15/18[1]	425,000	381,438
Total Australia corporate bonds		684,438
Austria: 0.31%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	235,000	250,275
Brazil: 0.93%
OGX Petroleo e Gas Participacoes SA, 8.500%, due 06/01/18[1]	775,000	759,500
Canada: 2.85%
Bombardier, Inc., 7.500%, due 03/15/18[1]	110,000	117,700
7.750%, due 03/15/20[1]	150,000	163,500
CHC Helicopter SA, 9.250%, due 10/15/20[1]	250,000	225,000
Connacher Oil and Gas Ltd., 8.500%, due 08/01/19[1]	285,000	257,925
Nova Chemicals Corp., 8.625%, due 11/01/19	930,000	1,025,325
Novelis, Inc., 8.375%, due 12/15/17	225,000	239,062
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19[1]	200,000	212,000
Trinidad Drilling Ltd., 7.875%, due 01/15/19[1]	95,000	97,850
Total Canada corporate bonds		2,338,362
Cayman Islands: 1.13%
Fibria Overseas Finance Ltd., 7.500%, due 05/04/20[1]	100,000	97,750
Sable International Finance Ltd., 7.750%, due 02/15/17[1]	125,000	125,000
Seagate HDD Cayman, 7.750%, due 12/15/18[1]	665,000	707,394
Total Cayman Islands corporate bonds		930,144
France: 0.44%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	150,000	151,875
CMA CGM SA, 8.500%, due 04/15/17[1]	475,000	210,187
Total France corporate bonds		362,062

	Face amount		Value
Germany: 0.36%
Kinove German Bondco GmbH, 9.625%, due 06/15/18[1]		$315,000	$299,250
Ireland: 0.54%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[1]		200,000	202,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, due 04/30/18[1]		250,000	244,688
Total Ireland corporate bonds			446,688
Italy: 0.46%
Wind Acquisition Finance SA, 7.250%, due 02/15/18[1]		150,000	136,500
11.750%, due 07/15/17[1]		270,000	241,650
Total Italy corporate bonds			378,150
Luxembourg: 2.01%
APERAM, 7.750%, due 04/01/18[1]		150,000	124,500
ConvaTec Healthcare E SA, 10.500%, due 12/15/18[1]		400,000	357,000
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16[1]		580,000	510,400
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		100,000	101,500
Intelsat Luxembourg SA, 11.250%, due 02/04/17		575,000	556,313
Total Luxembourg corporate bonds			1,649,713
Mexico: 0.21%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		200,000	175,500
Netherlands: 0.39%
LyondellBasell Industries NV, 6.000%, due 11/15/21[1]		135,000	140,062
VimpelCom Holdings BV, 6.255%, due 03/01/17[1]		200,000	180,000
Total Netherlands corporate bonds			320,062
Russia: 0.25%
Evraz Group SA, 9.500%, due 04/24/18[1]		200,000	203,750
South Africa: 0.29%
Edcon Proprietary Ltd., 4.676%, due 06/15/14[2,3]	EUR	250,000	238,627

50

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 1.82%
Hanson Ltd., 6.125%, due 08/15/16	$200,000	$203,000
HBOS Capital Funding LP, 6.071%, due 06/30/14[1,3,4]	300,000	186,000
Ineos Finance PLC, 9.000%, due 05/15/15[1]	100,000	101,500
Ineos Group Holdings PLC, 8.500%, due 02/15/16[1]	155,000	123,225
Vedanta Resources PLC, 8.250%, due 06/07/21[1]	200,000	155,000
9.500%, due 07/18/18[1]	400,000	344,000
Virgin Media Finance PLC, 8.375%, due 10/15/19	100,000	109,750
9.500%, due 08/15/16	100,000	112,250
Virgin Media Secured Finance PLC, 6.500%, due 01/15/18	150,000	159,375
Total United Kingdom corporate bonds		1,494,100
United States: 82.87%
ACCO Brands Corp., 10.625%, due 03/15/15	75,000	83,438
AES Corp., 8.000%, due 10/15/17	60,000	66,000
8.000%, due 06/01/20	550,000	605,000
AK Steel Corp., 7.625%, due 05/15/20	200,000	188,000
Ally Financial, Inc., 6.750%, due 12/01/14	100,000	100,500
8.000%, due 03/15/20	225,000	230,625
8.300%, due 02/12/15	830,000	875,650
Alta Mesa Holdings, 9.625%, due 10/15/18	215,000	208,550
AMC Entertainment, Inc., 8.750%, due 06/01/19	275,000	284,625
American General Institutional Capital, Series A, 7.570%, due 12/01/45[1]	600,000	540,367
American International Group, Inc., 6.250%, due 03/15/37	175,000	126,656
8.175%, due 05/15/58[3]	130,000	115,700
AMGH Merger Sub, Inc., 9.250%, due 11/01/18[1]	135,000	139,050
ARAMARK Corp., 8.500%, due 02/01/15	460,000	471,500
Ashland, Inc., 9.125%, due 06/01/17	165,000	183,975
Atlas Pipeline Partners LP, 8.750%, due 06/15/18[1]	125,000	130,625
ATP Oil & Gas Corp., 11.875%, due 05/01/15	50,000	32,875

	Face amount	Value
Avis Budget Car Rental LLC, 7.750%, due 05/15/16	$125,000	$125,938
9.625%, due 03/15/18	100,000	103,500
BankAmerica Capital II, 8.000%, due 12/15/26	90,000	81,000
BE Aerospace, Inc., 6.875%, due 10/01/20	175,000	190,750
Belden, Inc., 9.250%, due 06/15/19	100,000	106,750
Berry Petroleum Co., 6.750%, due 11/01/20	200,000	202,000
Berry Plastics Corp., 8.250%, due 11/15/15	125,000	133,125
9.500%, due 05/15/18	140,000	140,700
Boise Paper Holdings LLC, 9.000%, due 11/01/17	70,000	75,250
Boyd Gaming Corp., 9.125%, due 12/01/18	495,000	470,250
Brocade Communications Systems, Inc., 6.875%, due 01/15/20	50,000	53,250
Brunswick Corp., 11.250%, due 11/01/16[1]	80,000	92,200
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19	500,000	488,750
Caesars Entertainment Operating Co., Inc., 5.625%, due 06/01/15	500,000	271,250
10.000%, due 12/15/15	225,000	173,250
10.000%, due 12/15/18	780,000	534,300
11.250%, due 06/01/17	250,000	265,312
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16[1]	270,000	291,600
Calpine Corp., 7.500%, due 02/15/21[1]	285,000	304,950
7.875%, due 07/31/20[1]	645,000	694,987
Capella Healthcare, Inc., 9.250%, due 07/01/17	55,000	55,825
Carriage Services, Inc., 7.875%, due 01/15/15	135,000	136,012
Case New Holland, Inc., 7.875%, due 12/01/17	225,000	254,250
Casella Waste Systems, Inc., 11.000%, due 07/15/14	125,000	135,625
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17	100,000	115,250
CDW Finance Corp., 12.535%, due 10/12/17	375,000	376,875
Celanese US Holdings LLC, 5.875%, due 06/15/21	320,000	330,400
6.625%, due 10/15/18	95,000	100,937
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15[1]	180,000	129,150

51

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Ceridian Corp., 11.250%, due 11/15/15	$390,000	$304,200
CF Industries, Inc., 6.875%, due 05/01/18	130,000	148,850
7.125%, due 05/01/20	785,000	928,262
Chesapeake Energy Corp., 6.625%, due 08/15/20	196,000	210,210
9.500%, due 02/15/15	475,000	543,875
Chrysler Group LLC, 8.000%, due 06/15/19[1]	480,000	439,200
CIT Group, Inc., 7.000%, due 05/01/16	755,000	755,000
7.000%, due 05/01/17	497,000	497,000
Clear Channel Communications, Inc., 5.500%, due 09/15/14	130,000	97,500
10.750%, due 08/01/16	430,000	288,100
Clearwater Paper Corp., 7.125%, due 11/01/18	125,000	130,000
Clearwire Communications LLC, 12.000%, due 12/01/15[1]	155,000	148,412
Community Health Systems, Inc., 8.000%, due 11/15/19[1]	125,000	126,250
8.875%, due 07/15/15	151,000	155,907
Comstock Resources, Inc., 8.375%, due 10/15/17	35,000	33,862
Consol Energy, Inc., 8.000%, due 04/01/17	200,000	219,000
Constellation Brands, Inc., 8.375%, due 12/15/14	350,000	392,875
Cricket Communications, Inc., 7.750%, due 05/15/16	200,000	206,500
Crosstex Energy LP, 8.875%, due 02/15/18	280,000	305,900
CSC Holdings LLC, 8.625%, due 02/15/19	125,000	144,062
DDR Corp., REIT, 9.625%, due 03/15/16	310,000	360,605
Delta Air Lines, Inc., 12.250%, due 03/15/15[1]	160,000	167,200
Denbury Resources, Inc., 8.250%, due 02/15/20	125,000	139,687
9.750%, due 03/01/16	335,000	369,337
Diamond Resorts Corp., 12.000%, due 08/15/18	645,000	635,325
DISH DBS Corp., 6.625%, due 10/01/14	400,000	427,000
7.750%, due 05/31/15	100,000	110,000
7.875%, due 09/01/19	600,000	678,000
Dolphin Subsidiary II, Inc., 7.250%, due 10/15/21[1]	385,000	415,800

	Face amount	Value
Domtar Corp., 10.750%, due 06/01/17	$85,000	$107,100
DuPont Fabros Technology LP, REIT, 8.500%, due 12/15/17	450,000	481,500
E*Trade Financial Corp., 12.500%, due 11/30/17	324,000	366,120
Eagle Parent, Inc., 8.625%, due 05/01/19[1]	50,000	47,750
EH Holding Corp., 6.500%, due 06/15/19[1]	55,000	57,337
7.625%, due 06/15/21[1]	55,000	57,750
El Paso Corp., 7.750%, due 01/15/32	720,000	831,600
Encore Acquisition Co., 9.500%, due 05/01/16	140,000	154,350
Energy Transfer Partners LP, 6.050%, due 06/01/41	240,000	235,332
7.500%, due 07/01/38	200,000	228,345
Entravision Communications Corp., 8.750%, due 08/01/17	225,000	220,500
Equinix, Inc., 7.000%, due 07/15/21	150,000	158,250
8.125%, due 03/01/18	400,000	436,000
ExamWorks Group, Inc., 9.000%, due 07/15/19[1]	425,000	384,625
Felcor Lodging LP, 6.750%, due 06/01/19	165,000	158,400
Ferrellgas Partners-LP, 9.125%, due 10/01/17	435,000	454,575
FireKeepers Development Authority, 13.875%, due 05/01/15[1]	540,000	612,900
First Data Corp., 9.875%, due 09/24/15	410,000	385,400
11.250%, due 03/31/16	195,000	161,850
Ford Motor Co., 7.450%, due 07/16/31	615,000	738,000
Ford Motor Credit Co. LLC, 5.750%, due 02/01/21	450,000	468,959
6.625%, due 08/15/17	275,000	299,354
8.125%, due 01/15/20	160,000	188,331
8.700%, due 10/01/14	250,000	279,151
12.000%, due 05/15/15	620,000	759,494
Forest Oil Corp., 7.250%, due 06/15/19	310,000	316,200
8.500%, due 02/15/14	140,000	152,600
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[1]	115,000	122,906
10.125%, due 03/15/18[1]	110,000	119,900
10.750%, due 08/01/20	101,000	105,293
Frontier Communications Corp., 8.250%, due 04/15/17	755,000	771,988
8.500%, due 04/15/20	60,000	61,425
9.000%, due 08/15/31	380,000	346,750

52

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
FTI Consulting, Inc., 6.750%, due 10/01/20	$100,000	$103,250
Gannett Co., Inc., 9.375%, due 11/15/17	150,000	162,750
GenOn Energy, Inc., 9.500%, due 10/15/18	340,000	344,250
9.875%, due 10/15/20	200,000	203,000
Geo Group, Inc., 7.750%, due 10/15/17	125,000	132,812
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	235,000	248,512
Georgia-Pacific LLC, 8.250%, due 05/01/16[1]	375,000	416,610
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67[1,3]	300,000	211,500
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	240,000	264,600
Graphic Packaging International, Inc., 7.875%, due 10/01/18	120,000	127,800
9.500%, due 06/15/17	55,000	60,225
Grifols, Inc., 8.250%, due 02/01/18	165,000	173,250
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	215,000	215,000
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	290,000	211,700
HCA, Inc., 7.500%, due 02/15/22	375,000	383,437
8.500%, due 04/15/19	275,000	301,125
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16[1]	470,000	488,800
Hexion US Finance Corp., 8.875%, due 02/01/18	145,000	135,937
Hilcorp Finance Co., 7.625%, due 04/15/21[1]	125,000	130,937
8.000%, due 02/15/20[1]	85,000	90,950
Hilton Worldwide, Inc., 4.957%, due 11/15/13[1,3]	250,000	247,757
Host Hotels & Resorts LP, REIT, 9.000%, due 05/15/17	285,000	309,937
Huntington Ingalls Industries, Inc., 6.875%, due 03/15/18[1]	95,000	93,100
7.125%, due 03/15/21[1]	75,000	73,500
Icahn Enterprises LP, 8.000%, due 01/15/18	125,000	130,000
ILFC E-Capital Trust I, 4.340%, due 12/21/65[1,3]	195,000	115,046
Inergy LP, 6.875%, due 08/01/21	129,000	129,645
7.000%, due 10/01/18	80,000	81,200

	Face amount	Value
Ingles Markets, Inc., 8.875%, due 05/15/17	$205,000	$221,912
Interactive Data Corp., 10.250%, due 08/01/18	25,000	27,125
International Lease Finance Corp., 7.125%, due 09/01/18[1]	575,000	595,125
8.625%, due 09/15/15	370,000	379,250
8.750%, due 03/15/17	220,000	226,600
Iron Mountain, Inc., 8.000%, due 06/15/20	125,000	130,156
8.375%, due 08/15/21	300,000	319,500
Jabil Circuit, Inc., 8.250%, due 03/15/18	150,000	172,875
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	120,000	111,000
JC Penney Corp., Inc., 7.125%, due 11/15/23	325,000	325,000
JMC Steel Group, 8.250%, due 03/15/18[1]	130,000	126,750
KEMET Corp., 10.500%, due 05/01/18	100,000	105,750
Key Energy Services, Inc., 6.750%, due 03/01/21	200,000	200,000
Landry's Restaurants, Inc., 11.625%, due 12/01/15	325,000	342,062
Level 3 Financing, Inc., 9.250%, due 11/01/14	241,000	246,422
10.000%, due 02/01/18	320,000	339,200
Libbey Glass, Inc., 10.000%, due 02/15/15	68,000	72,760
Liberty Mutual Group, Inc., 7.800%, due 03/15/37[1]	125,000	111,250
10.750%, due 06/15/58[1,3]	235,000	294,925
Limited Brands, Inc., 7.600%, due 07/15/37	100,000	99,500
8.500%, due 06/15/19	155,000	180,575
Lincoln National Corp., 7.000%, due 05/17/66[3]	520,000	469,300
Linn Energy LLC, 6.500%, due 05/15/19[1]	200,000	198,500
7.750%, due 02/01/21	240,000	249,600
8.625%, due 04/15/20	160,000	173,600
Lyondell Chemical Co., 11.000%, due 05/01/18	219,604	239,917
Macy's Retail Holdings, Inc., 6.375%, due 03/15/37	225,000	261,383
Manitowoc Co., Inc., 8.500%, due 11/01/20	325,000	342,469
Marina District Finance Co., Inc., 9.500%, due 10/15/15	605,000	565,675
MarkWest Energy Partners LP, 6.750%, due 11/01/20	100,000	104,750

53

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Marquette Transportation Finance Corp., 10.875%, due 01/15/17	$100,000	$100,750
Masco Corp., 7.125%, due 03/15/20	150,000	151,384
McClatchy Co., 11.500%, due 02/15/17	210,000	203,175
McJunkin Red Man Corp., 9.500%, due 12/15/16	355,000	360,325
MedAssets, Inc., 8.000%, due 11/15/18	300,000	294,000
Mercer International, Inc., 9.500%, due 12/01/17	205,000	209,613
Meritage Homes Corp., 6.250%, due 03/15/15	100,000	98,500
Meritor, Inc., 10.625%, due 03/15/18	150,000	141,000
MGM Resorts International, 10.000%, due 11/01/16	555,000	582,750
11.125%, due 11/15/17	200,000	228,000
Michael Foods, Inc., 9.750%, due 07/15/18	220,000	231,550
Michaels Stores, Inc., 7.750%, due 11/01/18	160,000	161,600
11.375%, due 11/01/16	215,000	227,879
Mirant Americas Generation LLC, 9.125%, due 05/01/31	240,000	217,200
Multiplan, Inc., 9.875%, due 09/01/18[1]	485,000	504,400
Murray Energy Corp., 10.250%, due 10/15/15[1]	685,000	679,863
Mylan, Inc., 7.625%, due 07/15/17[1]	275,000	300,094
Navios Maritime Acquisition Corp., 8.625%, due 11/01/17	450,000	326,250
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17	160,000	152,400
Navistar International Corp., 8.250%, due 11/01/21	113,000	120,204
NB Capital Trust II, 7.830%, due 12/15/26	115,000	102,350
Nexstar Broadcasting, Inc., 8.875%, due 04/15/17	125,000	128,125
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	370,000	338,550
Nielsen Finance LLC, 7.750%, due 10/15/18	35,000	37,800
11.625%, due 02/01/14	91,000	104,536
Niska Gas Storage US LLC, 8.875%, due 03/15/18	640,000	625,600

	Face amount	Value
NRG Energy, Inc., 7.625%, due 05/15/19[1]	$105,000	$102,900
8.500%, due 06/15/19	200,000	203,000
Omnicare, Inc., 7.750%, due 06/01/20	42,000	45,098
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	435,000	476,325
PAETEC Holding Corp., 9.875%, due 12/01/18	400,000	440,000
Patriot Coal Corp., 8.250%, due 04/30/18	125,000	120,000
Peabody Energy Corp., 7.375%, due 11/01/16	200,000	220,000
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	345,000	370,013
Pinnacle Foods Finance LLC, 10.625%, due 04/01/17	230,000	241,500
Plains Exploration & Production Co., 7.625%, due 06/01/18	127,000	134,620
Production Resource Group, Inc., 8.875%, due 05/01/19[1]	50,000	45,750
Prospect Medical Holdings, Inc., 12.750%, due 07/15/14	200,000	218,000
QEP Resources, Inc., 6.875%, due 03/01/21	105,000	113,138
Quicksilver Resources, Inc., 7.125%, due 04/01/16	350,000	348,250
9.125%, due 08/15/19	75,000	79,500
11.750%, due 01/01/16	140,000	158,900
Quiksilver, Inc., 6.875%, due 04/15/15	125,000	116,094
QVC, Inc., 7.125%, due 04/15/17[1]	70,000	74,200
7.500%, due 10/01/19[1]	515,000	552,338
Radiation Therapy Services, Inc., 9.875%, due 04/15/17	100,000	74,750
Range Resources Corp., 5.750%, due 06/01/21	140,000	151,550
7.250%, due 05/01/18	175,000	187,250
RBS Global, Inc., 8.500%, due 05/01/18	140,000	148,400
Residential Capital LLC, 9.625%, due 05/15/15	125,000	87,500
Reynolds Group Issuer, Inc., 7.875%, due 08/15/19[1]	100,000	104,500
8.750%, due 10/15/16[1]	200,000	210,500
9.875%, due 08/15/19[1]	450,000	436,500
Rite Aid Corp., 8.625%, due 03/01/15	230,000	221,950
10.375%, due 07/15/16	300,000	318,750
Roofing Supply Group LLC, 8.625%, due 12/01/17[1]	162,000	165,240

54

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	$190,000	$186,200
Ryerson, Inc., 12.000%, due 11/01/15	580,000	585,800
SandRidge Energy, Inc., 8.750%, due 01/15/20	210,000	216,825
9.875%, due 05/15/16[1]	190,000	203,300
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	325,000	316,875
Sealed Air Corp., 8.375%, due 09/15/21[1]	240,000	265,200
Sealy Mattress Co., 10.875%, due 04/15/16[1]	84,000	91,770
SESI LLC, 7.125%, due 12/15/21[1]	115,000	120,750
Severstal Columbus LLC, 10.250%, due 02/15/18	200,000	209,500
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15[1]	365,000	206,225
Smithfield Foods, Inc., 10.000%, due 07/15/14	102,000	118,575
Sprint Capital Corp., 6.875%, due 11/15/28	175,000	124,906
8.750%, due 03/15/32	430,000	347,763
Sprint Nextel Corp., 6.000%, due 12/01/16	335,000	278,050
8.375%, due 08/15/17	415,000	371,944
9.000%, due 11/15/18[1]	135,000	141,750
11.500%, due 11/15/21[1]	45,000	44,550
SPX Corp., 7.625%, due 12/15/14	400,000	440,000
SquareTwo Financial Corp., 11.625%, due 04/01/17	355,000	342,575
Standard Pacific Corp., 10.750%, due 09/15/16	115,000	120,750
SunGard Data Systems, Inc., 10.625%, due 05/15/15	327,000	348,255
SUPERVALU, Inc., 8.000%, due 05/01/16	235,000	242,638
Susser Holdings LLC, 8.500%, due 05/15/16	50,000	53,938
Swift Energy Co., 7.875%, due 03/01/22[1]	75,000	74,063
Tenet Healthcare Corp., 6.875%, due 11/15/31	150,000	123,000
8.000%, due 08/01/20	160,000	160,200
Tesoro Corp., 9.750%, due 06/01/19	205,000	230,113

	Face amount	Value
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15	$445,000	$157,975
Toll Brothers Finance Corp., 8.910%, due 10/15/17	80,000	92,196
Tomkins LLC, 9.000%, due 10/01/18	243,000	269,426
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17	505,000	522,675
Tube City IMS Corp., 9.750%, due 02/01/15	240,000	242,400
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15[1]	250,000	240,625
Tyson Foods, Inc., 10.500%, due 03/01/14	175,000	202,125
U.S. Foodservice, 8.500%, due 06/30/19[1]	140,000	135,450
Unisys Corp., 12.750%, due 10/15/14[1]	154,000	174,983
United States Steel Corp., 7.375%, due 04/01/20	150,000	146,250
Univision Communications, Inc., 7.875%, due 11/01/20[1]	35,000	35,525
8.500%, due 05/15/21[1]	185,000	168,350
USG Corp., 8.375%, due 10/15/18[1]	35,000	32,200
Vanguard Health Holding Co. II LLC, 8.000%, due 02/01/18	225,000	223,313
Verso Paper Holdings LLC, Series B, 11.375%, due 08/01/16	140,000	57,400
Viskase Cos., Inc., 9.875%, due 01/15/18[1]	200,000	202,500
Warner Chilcott Co. LLC, 7.750%, due 09/15/18	200,000	204,250
West Corp., 7.875%, due 01/15/19	250,000	248,125
11.000%, due 10/15/16	300,000	315,750
Whiting Petroleum Corp., 6.500%, due 10/01/18	250,000	261,250
WMG Acquisition Corp., 9.500%, due 06/15/16	635,000	688,975
XL Group PLC, Series E, 6.500%, due 04/15/17[3,4]	315,000	246,488
XM Satellite Radio, Inc., 13.000%, due 08/01/13[1]	115,000	130,525
YCC Holdings LLC, 10.250%, due 02/15/16[5]	425,000	371,875
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	500,000	515,000

55

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Zions Bancorp., 5.500%, due 11/16/15	$140,000	$141,548
Total United States corporate bonds		68,071,195
Total corporate bonds (cost $78,441,509)		78,601,816
Commercial mortgage-backed securities: 0.69%
United States: 0.69%
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 5.816%, due 05/15/46[3]	250,000	119,844
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AJ, 5.677%, due 12/10/49[3]	225,000	108,000
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class AM, 5.817%, due 06/15/49[3]	305,000	259,875
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.899%, due 02/15/51[3]	100,000	83,706
Total commercial mortgage-backed securities (cost $644,136)		571,425
Total bonds (cost $79,085,645)		79,173,241

	Shares	Value
Common stocks: 0.07%
United States: 0.07%
American Restaurant Group, Inc.*†6	972	$0
Knology, Inc.*	3,926	55,749
Pliant Corp.*†6,7	1	0
Total common stocks (cost $0)		55,749
	Number of Warrants
Warrants: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., strike @ $0.01, expires 03/26/19*†6	13,325	133
Sabreliner Corp., strike @ $0.01, expires 06/08/18*†6	8,400	0
Total warrants (cost $153,135)		133
Short-term investment: 1.34%
Investment company: 1.34%
UBS Cash Management Prime Relationship Fund[9] (cost $1,103,016)	1,103,016	1,103,016
Total investments: 97.79% (cost $80,341,796)		80,332,139
Cash and other assets, less liabilities: 2.21%		1,812,833
Net assets: 100.00%		$82,144,972

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,389,703
Gross unrealized depreciation	(3,399,360)
Net unrealized depreciation of investments	$(9,657)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59.

*  Non-income producing security.

†  Holding is illiquid. At December 31, 2011, the value of this security amounted to $133 or 0.00% of net assets.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $22,745,704 or 27.69% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of this security amounted to $238,627 or 0.29% of net assets.

3  Variable or floating rate security: The interest rate shown is the current rate as of December 31, 2011 and changes periodically.

4  Perpetual bond security. The maturity date reflects the next call date.

5  PIK: Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

56

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2011, the value of these securities amounted to $133 or 0.00% of net assets.

7  This security, which represent 0.00% of net assets as of December 31, 2011, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/11	Value as a percentage of net assets
Pliant Corp.	10/20/00	$0	0.00%	$0	0.00%

8  Amount represents less than 0.005%.

9  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$3,024,386	$18,294,896	$20,216,266	$1,103,016	$945

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
JPMorgan Chase Bank	EUR	455,000	USD	593,464	01/30/12	$4,476

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$78,601,816	$—	$78,601,816
Commercial mortgage-backed securities	—	571,425	—	571,425
Common stocks	55,749	—	0	55,749
Warrants	—	—	133	133
Short-term investment	—	1,103,016	—	1,103,016
Forward foreign currency contract	—	4,476	—	4,476
Total	$55,749	$80,280,733	$133	$80,336,615

57

UBS High Yield Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stocks	Preferred stock	Warrants	Total
Assets
Beginning balance	$0	$117	$133	$250
Purchases	—	—	—	—
Issuances	—	—	—	—
Sales	—	(116,610)	—	(116,610)
Settlements	—	—	—	—
Accrued discounts (premiums)	—	—	—	—
Total realized gain (loss)	—	116,475	—	116,475
Change in net unrealized appreciation/depreciation	—	18	—	18
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$0	$—	$133	$133

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $(0).

See accompanying notes to financial statements
58

The UBS Funds

Portfolio acronymns

BBA  British Banking Association

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CD KSDA  Korean Securities Dealer Association 91 day Certificate of Deposit Rate

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

EURIBOR  Euro Interbank Offered Rate

GE  General Electric

GO  General Obligation

LIBOR  London Interbank Offered Rate

OJSC  Open joint stock company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

REIT  Real estate investment trust

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements
59

The UBS Funds

December 31, 2011 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2011 to December 31, 2011.

60

The UBS Funds

December 31, 2011 (unaudited)

		Beginning account value July 1, 2011	Ending account value December 31, 2011	Expenses paid during period* 07/01/11 – 12/31/11	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$1,047.70	$3.29	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.92	3.25	0.64
Class B	Actual	1,000.00	1,043.80	7.14	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.05	1.39
Class C	Actual	1,000.00	1,044.10	5.86	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.79	1.14
Class Y	Actual	1,000.00	1,049.10	2.01	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.18	1.98	0.39
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	996.70	4.77	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
Class C	Actual	1,000.00	994.20	7.27	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class Y	Actual	1,000.00	998.10	3.52	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.56	0.70
UBS Global Bond Fund
Class A	Actual	1,000.00	999.90	5.78	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15
Class B	Actual	1,000.00	996.30	9.53	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.58	9.63	1.90
Class C	Actual	1,000.00	997.40	8.28	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.84	8.36	1.65
Class Y	Actual	1,000.00	1,001.00	4.53	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57	0.90

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

61

The UBS Funds

December 31, 2011 (unaudited)

		Beginning account value July 1, 2011	Ending account value December 31, 2011	Expenses paid during period* 07/01/11 – 12/31/11	Expense ratio during period
UBS High Yield Fund
Class A	Actual	$1,000.00	$982.90	$5.98	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class B	Actual	1,000.00	979.10	9.70	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class C	Actual	1,000.00	980.40	8.46	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.59	8.62	1.70
Class Y	Actual	1,000.00	984.20	4.74	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

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63

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2011 (unaudited)

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$41,451,148	$71,769,945
Affiliated issuers	5,470,470	16,988,888
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	56,375	—
Foreign currency, at cost	—	1,442,206
	$46,977,993	$90,201,039
Investments, at value:
Unaffiliated issuers	$42,361,349	$69,208,659
Affiliated issuers	5,473,889	17,867,099
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	56,375	—
Foreign currency, at value	—	652,511
Cash	—	—
Receivables:
Investment securities sold	1,677,305	1,906,721
Interest	231,003	977,835
Fund shares sold	106,491	26,919
Due from advisor	5,569	—
Due from broker	397,195	273,463
Cash collateral for futures contracts	31,361	597,064
Cash collateral for swap agreements	—	2,588,000
Outstanding swap agreements, at value[2]	4,081	8,211,698
Unrealized appreciation on forward foreign currency contracts	72,699	659,753
Other assets	36,758	37,907
Total assets	50,454,075	103,007,629
Liabilities:
Payables:
Cash collateral from securities loaned	56,375	—
Investment securities purchased	6,150,663	954,787
Investment advisory and administration fee	—	20,319
Fund shares redeemed	38,610	435,972
Custody and fund accounting fees	8,697	10,495
Distribution and service fees	3,211	16,022
Trustees' fees	4,327	5,325
Due to custodian	—	—
Accrued expenses	65,263	81,345
Options written, at value[3]	—	2,507,383
Outstanding swap agreements, at value[2]	6,067	14,985,929
Unrealized depreciation on forward foreign currency contracts	24,474	133,620
Total liabilities	6,357,687	19,151,197
Net assets	$44,096,388	$83,856,432

1  The market value of securities loaned by UBS Core Plus Bond Fund as of December 31, 2011 was $343,964.

2  Net upfront payments received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $4,894 and $497,265, respectively, and net upfront payments made by UBS Global Bond Fund were $26,605.

3  Premiums received by UBS Fixed Income Opportunities Fund were $2,763,142.

64

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$13,253,100	$79,238,780
Affiliated issuers	479,734	1,103,016
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	—
Foreign currency, at cost	229,493	356,705
	$13,962,327	$80,698,501
Investments, at value:
Unaffiliated issuers	$13,495,655	$79,229,123
Affiliated issuers	479,734	1,103,016
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	228,874	356,788
Cash	—	—
Receivables:
Investment securities sold	—	—
Interest	183,536	1,615,177
Fund shares sold	491	260
Due from advisor	9,088	—
Due from broker	519	—
Cash collateral for futures contracts	20,304	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	46,325	—
Unrealized appreciation on forward foreign currency contracts	37,844	4,476
Other assets	29,780	39,475
Total assets	14,532,150	82,348,315
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	—	—
Investment advisory and administration fee	—	40,033
Fund shares redeemed	99,843	44,926
Custody and fund accounting fees	8,611	7,069
Distribution and service fees	3,025	13,487
Trustees' fees	3,905	5,191
Due to custodian	422	127
Accrued expenses	59,957	92,510
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	31,521	—
Unrealized depreciation on forward foreign currency contracts	27,402	—
Total liabilities	234,686	203,343
Net assets	$14,297,464	$82,144,972

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2011 (unaudited)

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund[1]
Net assets consist of:
Beneficial interest	$77,919,499	$90,364,081
Accumulated undistributed (distributions in excess of) net investment income	291,429	101,722
Accumulated net realized gain (loss)	(35,062,723)	471,776
Net unrealized appreciation (depreciation)	948,183	(7,081,147)
Net assets	$44,096,388	$83,856,432
Class A:
Net assets	$8,384,726	$51,156,079
Shares outstanding	932,591	5,399,715
Net asset value and redemption proceeds per share	$8.99	$9.47
Offering price per share (NAV per share plus maximum sales charge)[2]	$9.41	$9.92
Class B:
Net assets	$48,748	N/A
Shares outstanding	5,414	N/A
Net asset value and offering price per share	$9.00	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$8.55	N/A
Class C:
Net assets	$2,250,786	$7,120,428
Shares outstanding	251,164	752,426
Net asset value and offering price per share	$8.96	$9.46
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$8.89	$9.39
Class Y:
Net assets	$33,412,128	$25,579,925
Shares outstanding	3,721,018	2,697,165
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$8.98	$9.48

1  UBS Fixed Income Opportunities Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 4.50% for each Fund, Classes B, C and Y have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class Y has no contingent deferred sales charge.

66

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Net assets consist of:
Beneficial interest	$30,535,506	$167,503,305
Accumulated undistributed (distributions in excess of) net investment income	(176,019)	565,767
Accumulated net realized gain (loss)	(16,291,249)	(85,918,996)
Net unrealized appreciation (depreciation)	229,226	(5,104)
Net assets	$14,297,464	$82,144,972
Class A:
Net assets	$5,774,965	$38,633,164
Shares outstanding	828,673	6,559,527
Net asset value and redemption proceeds per share	$6.97	$5.89
Offering price per share (NAV per share plus maximum sales charge)[2]	$7.30	$6.17
Class B:
Net assets	$43,738	$450,350
Shares outstanding	6,251	76,398
Net asset value and offering price per share	$7.00	$5.89
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.65	$5.60
Class C:
Net assets	$2,776,972	$7,850,350
Shares outstanding	399,976	1,331,441
Net asset value and offering price per share	$6.94	$5.90
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.89	$5.86
Class Y:
Net assets	$5,701,789	$35,211,108
Shares outstanding	700,514	5,924,456
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$8.14	$5.94

See accompanying notes to financial statements.
67

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2011 (unaudited)

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Investment income:
Interest and other	$625,466	$2,148,993
Affiliated interest	3,119	2,174
Securities lending[1]	809	—
Foreign tax withheld	—	—
Total income	629,394	2,151,167
Expenses:
Advisory and administration	$122,103	$335,741
Service and distribution:
Class A	9,833	73,999
Class B	249	—
Class C	8,242	29,084
Transfer agency and related service fees:
Class A	5,950	5,611
Class B	60	—
Class C	812	1,447
Class Y	4,392	29
Custodian and fund accounting	25,433	44,204
Federal and state registration	25,144	11,120
Professional services	48,859	51,092
Shareholder reports	2,653	5,395
Trustees	8,712	10,623
Amortization of offering costs	—	74,287
Other	9,526	4,724
Total expenses	271,968	647,356
Fee waivers and/or expense reimbursements by Advisor	(171,076)	(221,321)
Net expenses	100,892	426,035
Net investment income	528,502	1,725,132
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,342,765	(5,475,287)
Investments in affiliated issuers	113,699	—
Futures contracts	(83,325)	4,648,079
Options written	—	2,480,164
Swap agreements	(287,981)	872,596
Forward foreign currency contracts	15,883	724,498
Foreign currency transactions	—	(134,250)
Net realized gain	1,101,041	3,115,800
Change in net unrealized appreciation/depreciation on:
Investments	123,321	(1,385,267)
Futures contracts	572	165,217
Options written	—	59,193
Swap agreements	140,958	(5,259,053)
Forward foreign currency contracts	48,225	1,200,265
Translation of other assets and liabilities denominated in foreign currency	—	(4,785)
Change in net unrealized appreciation/depreciation	313,076	(5,224,430)
Net realized and unrealized gain (loss)	1,414,117	(2,108,630)
Net increase (decrease) in net assets resulting from operations	$1,942,619	$(383,498)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $18 for UBS Core Plus Bond Fund.

68

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Investment income:
Interest and other	$278,320	$3,693,462
Affiliated interest	250	945
Securities lending[1]	—	—
Foreign tax withheld	—	(2,048)
Total income	278,570	3,692,359
Expenses:
Advisory and administration	$56,017	$292,241
Service and distribution:
Class A	8,007	49,123
Class B	240	2,615
Class C	10,260	29,737
Transfer agency and related service fees:
Class A	3,284	19,254
Class B	87	554
Class C	811	4,625
Class Y	2,974	6,312
Custodian and fund accounting	25,661	20,963
Federal and state registration	23,369	23,792
Professional services	50,226	51,594
Shareholder reports	3,534	16,690
Trustees	7,791	10,392
Amortization of offering costs	—	—
Other	4,648	8,610
Total expenses	196,909	536,502
Fee waivers and/or expense reimbursements by Advisor	(109,119)	(44,100)
Net expenses	87,790	492,402
Net investment income	190,780	3,199,957
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,695	605,887
Investments in affiliated issuers	—	—
Futures contracts	37,562	—
Options written	—	—
Swap agreements	(33,073)	—
Forward foreign currency contracts	28,317	64,066
Foreign currency transactions	62,763	(43,373)
Net realized gain	107,264	626,580
Change in net unrealized appreciation/depreciation on:
Investments	(248,393)	(5,572,041)
Futures contracts	(7,198)	—
Options written	—	—
Swap agreements	3,995	—
Forward foreign currency contracts	(12,197)	17,000
Translation of other assets and liabilities denominated in foreign currency	(11,620)	(453)
Change in net unrealized appreciation/depreciation	(275,413)	(5,555,494)
Net realized and unrealized gain (loss)	(168,149)	(4,928,914)
Net increase (decrease) in net assets resulting from operations	$22,631	$(1,728,957)

See accompanying notes to financial statements.
69

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Fixed Income Opportunities Fund
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (unaudited)	Period ended June 30, 2011[1]
Operations:
Net investment income	$528,502	$1,301,553	$1,725,132	$1,485,703
Net realized gain (loss)	1,101,041	1,007,314	3,115,800	(1,599,593)
Change in net unrealized appreciation/depreciation	313,076	(39,577)	(5,224,430)	(1,856,717)
Net increase (decrease) in net assets from operations	1,942,619	2,269,290	(383,498)	(1,970,607)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(105,568)	(440,852)	(1,005,459)	(374,094)
Net realized gain	—	—	(1,313,363)	—
Return of capital	—	—	—	(368,635)
Total Class A dividends and distributions	(105,568)	(440,852)	(2,318,822)	(742,729)
Class B:
Net investment income and net foreign currency gains	(507)	(1,595)	—	—
Class C:
Net investment income and net foreign currency gains	(24,763)	(100,168)	(118,506)	(26,993)
Net realized gain	—	—	(182,288)	—
Return of capital	—	—	—	(49,759)
Total Class C dividends and distributions	(24,763)	(100,168)	(300,794)	(76,752)
Class Y:
Net investment income and net foreign currency gains	(486,001)	(1,660,450)	(504,248)	(155,605)
Net realized gain	—	—	(639,174)	—
Return of capital	—	—	—	(246,080)
Total Class Y dividends and distributions	(486,001)	(1,660,450)	(1,143,422)	(401,685)
Decrease in net assets from dividends and distributions	(616,839)	(2,203,065)	(3,763,038)	(1,221,166)
Beneficial interest transactions:
Proceeds from shares sold	6,237,670	5,635,622	4,658,359	116,091,420
Shares issued on reinvestment of dividends and distributions	566,544	2,100,969	2,624,330	911,111
Cost of shares redeemed	(3,308,367)	(14,834,259)	(20,233,437)	(12,945,222)
Redemption fees	1,330	5,674	123	88,057
Net increase (decrease) in net assets resulting from beneficial interest transactions	3,497,177	(7,091,994)	(12,950,625)	104,145,366
Increase (decrease) in net assets	4,822,957	(7,025,769)	(17,097,161)	100,953,593
Net assets, beginning of period	39,273,431	46,299,200	100,953,593	—
Net assets, end of period	$44,096,388	$39,273,431	$83,856,432	$100,953,593
Net assets include accumulated undistributed (distributions in excess of) net investment income	$291,429	$379,766	$101,722	$4,803

1  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

70

The UBS Funds

Financial statements

	UBS Global Bond Fund		UBS High Yield Fund
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Operations:
Net investment income	$190,780	$434,237	$3,199,957	$6,957,309
Net realized gain (loss)	107,264	474,516	626,580	3,652,534
Change in net unrealized appreciation/depreciation	(275,413)	971,055	(5,555,494)	986,189
Net increase (decrease) in net assets from operations	22,631	1,879,808	(1,728,957)	11,596,032
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(356,021)	(659,803)	(1,444,398)	(3,000,404)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total Class A dividends and distributions	(356,021)	(659,803)	(1,444,398)	(3,000,404)
Class B:
Net investment income and net foreign currency gains	(2,489)	(9,797)	(17,157)	(53,266)
Class C:
Net investment income and net foreign currency gains	(156,413)	(212,238)	(269,651)	(687,533)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total Class C dividends and distributions	(156,413)	(212,238)	(269,651)	(687,533)
Class Y:
Net investment income and net foreign currency gains	(308,738)	(617,857)	(1,459,817)	(3,330,657)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total Class Y dividends and distributions	(308,738)	(617,857)	(1,459,817)	(3,330,657)
Decrease in net assets from dividends and distributions	(823,661)	(1,499,695)	(3,191,023)	(7,071,860)
Beneficial interest transactions:
Proceeds from shares sold	1,053,623	1,967,712	3,935,110	20,020,501
Shares issued on reinvestment of dividends and distributions	696,434	1,330,191	2,266,129	5,403,254
Cost of shares redeemed	(2,414,831)	(5,923,183)	(14,636,424)	(17,758,604)
Redemption fees	160	580	628	2,033
Net increase (decrease) in net assets resulting from beneficial interest transactions	(664,614)	(2,624,700)	(8,434,557)	7,667,184
Increase (decrease) in net assets	(1,465,644)	(2,244,587)	(13,354,537)	12,191,356
Net assets, beginning of period	15,763,108	18,007,695	95,499,509	83,308,153
Net assets, end of period	$14,297,464	$15,763,108	$82,144,972	$95,499,509
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(176,019)	$456,862	$565,767	$556,833

See accompanying notes to financial statements.
71

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.70	$8.69	$8.17	$9.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.10	0.24	0.28	0.23	0.25	0.32
Net realized and unrealized gain (loss) from investment activities	0.31	0.18	0.73	(0.56)	(1.06)	0.24
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.41	0.42	1.01	(0.33)	(0.81)	0.56
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.01	0.01	—
Less dividends/distributions:
From net investment income	(0.12)	(0.41)	(0.49)	(0.64)	(0.53)	(0.37)
Net asset value, end of period	$8.99	$8.70	$8.69	$8.17	$9.13	$10.46
Total investment return[2]	4.77%	5.00%	12.72%	(3.29)%	(8.03)%	5.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.62%[4]	1.45%	1.39%	1.27%	1.02%	1.07%
Expenses after fee waivers and/or expense reimbursement	0.64%[4]	0.64%	0.64%	0.85%	0.85%	0.85%
Net investment income	2.31%[4]	2.76%	3.30%	2.71%	2.05%	3.08%
Supplemental data:
Net assets, end of period (000's)	$8,385	$5,996	$8,956	$9,128	$9,330	$29,356
Portfolio turnover rate	240%	400%	283%	247%	192%	209%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.71	$8.70	$8.18	$9.14	$10.47	$10.28
Income (loss) from investment operations:
Net investment income[1]	0.07	0.18	0.21	0.16	0.18	0.25
Net realized and unrealized gain (loss) from investment activities	0.31	0.18	0.74	(0.54)	(1.07)	0.23
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.38	0.36	0.95	(0.38)	(0.89)	0.48
Redemption fees	—	—	—	0.00[3]	0.01	—
Less dividends/distributions:
From net investment income	(0.09)	(0.35)	(0.43)	(0.58)	(0.45)	(0.29)
Net asset value, end of period	$9.00	$8.71	$8.70	$8.18	$9.14	$10.47
Total investment return[2]	4.38%	4.20%	11.85%	(4.01)%	(8.72)%	4.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.38%[4]	2.28%	2.22%	2.10%	1.91%	1.84%
Expenses after fee waivers and/or expense reimbursement	1.39%[4]	1.39%	1.39%	1.60%	1.60%	1.60%
Net investment income	1.59%[4]	2.02%	2.52%	1.89%	1.77%	2.39%
Supplemental data:
Net assets, end of period (000's)	$49	$55	$56	$109	$250	$442
Portfolio turnover rate	240%	400%	283%	247%	192%	209%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

72

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.68	$8.66	$8.15	$9.12	$10.45	$10.26
Income (loss) from investment operations:
Net investment income[1]	0.08	0.20	0.24	0.19	0.20	0.27
Net realized and unrealized gain (loss) from investment activities	0.30	0.19	0.72	(0.57)	(1.05)	0.24
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.38	0.39	0.96	(0.38)	(0.85)	0.51
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.01	—	—
Less dividends/distributions:
From net investment income	(0.10)	(0.37)	(0.45)	(0.60)	(0.48)	(0.32)
Net asset value, end of period	$8.96	$8.68	$8.66	$8.15	$9.12	$10.45
Total investment return[2]	4.41%	4.60%	12.06%	(3.76)%	(8.58)%	4.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.95%[4]	1.92%	1.86%	1.76%	1.58%	1.55%
Expenses after fee waivers and/or expense reimbursement	1.14%[4]	1.14%	1.14%	1.35%	1.35%	1.35%
Net investment income	1.84%[4]	2.27%	2.80%	2.35%	2.01%	2.56%
Supplemental data:
Net assets, end of period (000's)	$2,251	$2,175	$2,628	$2,574	$1,117	$1,525
Portfolio turnover rate	240%	400%	283%	247%	192%	209%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.69	$8.68	$8.16	$9.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.12	0.26	0.30	0.24	0.28	0.34
Net realized and unrealized gain (loss) from investment activities	0.30	0.19	0.74	(0.55)	(1.06)	0.25
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.42	0.45	1.04	(0.31)	(0.78)	0.59
Redemption fees	—	0.00[3]	0.00[3]	—	—	—
Less dividends/distributions:
From net investment income	(0.13)	(0.44)	(0.52)	(0.66)	(0.55)	(0.40)
Net asset value, end of period	$8.98	$8.69	$8.68	$8.16	$9.13	$10.46
Total investment return[2]	4.91%	5.26%	13.02%	(3.15)%	(7.78)%	5.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.16%[4]	1.12%	1.09%	0.96%	0.78%	0.76%
Expenses after fee waivers and/or expense reimbursement	0.39%[4]	0.39%	0.39%	0.60%	0.60%	0.60%
Net investment income	2.59%[4]	3.02%	3.53%	2.88%	2.77%	3.27%
Supplemental data:
Net assets, end of period (000's)	$33,412	$31,047	$34,659	$55,149	$102,473	$163,172
Portfolio turnover rate	240%	400%	283%	247%	192%	209%
See accompanying notes to financial statements.
73

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Six months ended December 31, 2011 (unaudited)	For the period ended June 30, 2011[3]	Six months ended December 31, 2011 (unaudited)	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.93	$10.00	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.18	0.21	0.16	0.18
Net realized and unrealized loss from investment activities	(0.21)	(0.15)	(0.21)	(0.14)
Total income (loss) from investment operations	(0.03)	0.06	(0.05)	0.04
Redemption fees	0.00[4]	0.02	—	0.00[4]
Less dividends/distributions:
From net investment income	(0.18)	(0.05)	(0.16)	(0.02)
From net realized gains	(0.25)	—	(0.25)	—
From return of capital	—	(0.10)	—	(0.10)
Total dividends/distributions	(0.43)	(0.15)	(0.41)	(0.12)
Net asset value, end of period	$9.47	$9.93	$9.46	$9.92
Total investment return[2]	(0.33)%	0.76%	(0.58)%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.43%[5]	1.39%[5]	1.96%[5]	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	0.95%[5]	1.45%[5]	1.45%[5]
Net investment income	3.71%[5]	3.53%[5]	3.20%[5]	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$51,156	$67,314	$7,120	$8,116
Portfolio turnover rate	22%	48%	22%	48%

	Class Y
	Six months ended December 31, 2011 (unaudited)	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.20	0.23
Net realized and unrealized loss from investment activities	(0.22)	(0.13)
Total income (loss) from investment operations	(0.02)	0.10
Less dividends/distributions:
From net investment income	(0.19)	(0.06)
From net realized gains	(0.25)	—
From return of capital	—	(0.10)
Total dividends/distributions	(0.44)	(0.16)
Net asset value, end of period	$9.48	$9.94
Total investment return[2]	(0.19)%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.17%[5]	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%[5]	0.70%[5]
Net investment income	3.95%[5]	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$25,580	$25,523
Portfolio turnover rate	22%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
74

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75

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.41	$7.33	$7.12	$9.17	$9.41	$9.50
Income (loss) from investment operations:
Net investment income[1]	0.09	0.19	0.18	0.22	0.27	0.26
Net realized and unrealized gain (loss) from investment activities	(0.09)	0.61	0.25	(0.92)	(0.08)	(0.10)
Total income (loss) from investment operations	0.00	0.80	0.43	(0.70)	0.19	0.16
Less dividends/distributions:
From net investment income	(0.44)	(0.72)	(0.22)	(1.35)	(0.43)	(0.25)
Net asset value, end of period	$6.97	$7.41	$7.33	$7.12	$9.17	$9.41
Total investment return[2]	(0.01)%	11.55%	5.94%	(7.66)%	1.94%	1.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.58%[3]	2.43%	2.05%	1.68%	1.31%	1.40%
Expenses after fee waivers and/or expense reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	2.47%[3]	2.53%	2.34%	2.90%	2.81%	2.67%
Supplemental data:
Net assets, end of period (000's)	$5,775	$6,768	$7,240	$7,930	$12,123	$14,093
Portfolio turnover rate	29%	63%	61%	116%	137%	74%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.43	$7.35	$7.14	$9.20	$9.43	$9.52
Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.12	0.17	0.20	0.18
Net realized and unrealized gain (loss) from investment activities	(0.09)	0.62	0.25	(0.93)	(0.08)	(0.09)
Total income (loss) from investment operations	(0.02)	0.75	0.37	(0.76)	0.12	0.09
Less dividends/distributions:
From net investment income	(0.41)	(0.67)	(0.16)	(1.30)	(0.35)	(0.18)
Net asset value, end of period	$7.00	$7.43	$7.35	$7.14	$9.20	$9.43
Total investment return[2]	(0.37)%	10.81%	5.14%	(8.45)%	1.27%	0.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.58%[3]	3.20%	2.85%	2.55%	2.20%	2.17%
Expenses after fee waivers and/or expense reimbursement	1.90%[3]	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income	1.75%[3]	1.79%	1.59%	2.15%	2.06%	1.92%
Supplemental data:
Net assets, end of period (000's)	$44	$45	$146	$122	$131	$215
Portfolio turnover rate	29%	63%	61%	116%	137%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

76

UBS Global Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.38	$7.31	$7.09	$9.15	$9.38	$9.47
Income (loss) from investment operations:
Net investment income[1]	0.07	0.15	0.14	0.18	0.22	0.21
Net realized and unrealized gain (loss) from investment activities	(0.09)	0.61	0.26	(0.92)	(0.07)	(0.10)
Total income (loss) from investment operations	(0.02)	0.76	0.40	(0.74)	0.15	0.11
Less dividends/distributions:
From net investment income	(0.42)	(0.69)	(0.18)	(1.32)	(0.38)	(0.20)
Net asset value, end of period	$6.94	$7.38	$7.31	$7.09	$9.15	$9.38
Total investment return[2]	(0.26)%	10.88%	5.58%	(8.27)%	1.56%	1.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.04%[3]	2.89%	2.52%	2.17%	1.79%	1.77%
Expenses after fee waivers and/or expense reimbursement	1.65%[3]	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	1.96%[3]	2.01%	1.84%	2.37%	2.31%	2.17%
Supplemental data:
Net assets, end of period (000's)	$2,777	$2,700	$2,242	$1,856	$1,716	$1,491
Portfolio turnover rate	29%	63%	61%	116%	137%	74%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.57	$8.37	$8.10	$10.24	$10.45	$10.51
Income (loss) from investment operations:
Net investment income[1]	0.12	0.24	0.22	0.28	0.32	0.31
Net realized and unrealized gain (loss) from investment activities	(0.10)	0.70	0.28	(1.05)	(0.08)	(0.10)
Total income (loss) from investment operations	0.02	0.94	0.50	(0.77)	0.24	0.21
Less dividends/distributions:
From net investment income	(0.45)	(0.74)	(0.23)	(1.37)	(0.45)	(0.27)
Net asset value, end of period	$8.14	$8.57	$8.37	$8.10	$10.24	$10.45
Total investment return[2]	0.10%	11.77%	6.33%	(7.54)%	2.28%	2.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.32%[3]	2.13%	1.73%	1.44%	1.04%	1.03%
Expenses after fee waivers and/or expense reimbursement	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.72%[3]	2.78%	2.60%	3.15%	3.06%	2.93%
Supplemental data:
Net assets, end of period (000's)	$5,702	$6,250	$8,379	$24,437	$52,620	$107,465
Portfolio turnover rate	29%	63%	61%	116%	137%	74%

See accompanying notes to financial statements.
77

UBS High Yield Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.22	$5.89	$5.16	$6.19	$6.92	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.22	0.48	0.57	0.50	0.51	0.50
Net realized and unrealized gain (loss) from investment activities	(0.33)	0.34	0.71	(1.00)	(0.75)	0.08
Total income (loss) from investment operations	(0.11)	0.82	1.28	(0.50)	(0.24)	0.58
Less dividends/distributions:
From net investment income	(0.22)	(0.49)	(0.55)	(0.53)	(0.49)	(0.55)
Net asset value, end of period	$5.89	$6.22	$5.89	$5.16	$6.19	$6.92
Total investment return[2]	(1.71)%	14.30%	25.49%	(7.12)%	(3.55)%	8.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.33%[3]	1.37%	1.38%	1.33%	1.29%	1.28%
Expenses after fee waivers and/or expense reimbursement	1.20%[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	7.34%[3]	7.73%	9.80%	9.96%	7.81%	7.16%
Supplemental data:
Net assets, end of period (000's)	$38,633	$40,987	$36,334	$39,859	$40,582	$45,031
Portfolio turnover rate	26%	55%	61%	92%	39%	46%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.22	$5.90	$5.16	$6.20	$6.93	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.20	0.44	0.52	0.46	0.46	0.45
Net realized and unrealized gain (loss) from investment activities	(0.33)	0.33	0.73	(1.01)	(0.75)	0.09
Total income (loss) from investment operations	(0.13)	0.77	1.25	(0.55)	(0.29)	0.54
Less dividends/distributions:
From net investment income	(0.20)	(0.45)	(0.51)	(0.49)	(0.44)	(0.50)
Net asset value, end of period	$5.89	$6.22	$5.90	$5.16	$6.20	$6.93
Total investment return[2]	(2.09)%	13.24%	24.76%	(7.98)%	(4.27)%	7.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.19%[3]	2.17%	2.20%	2.15%	2.07%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.95%[3]	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income	6.59%[3]	7.02%	9.05%	9.01%	7.02%	6.42%
Supplemental data:
Net assets, end of period (000's)	$450	$598	$921	$900	$1,480	$2,386
Portfolio turnover rate	26%	55%	61%	92%	39%	46%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

78

UBS High Yield Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.23	$5.90	$5.16	$6.19	$6.93	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.20	0.45	0.54	0.48	0.48	0.47
Net realized and unrealized gain (loss) from investment activities	(0.33)	0.34	0.72	(1.01)	(0.76)	0.08
Total income (loss) from investment operations	(0.13)	0.79	1.26	(0.53)	(0.28)	0.55
Less dividends/distributions:
From net investment income	(0.20)	(0.46)	(0.52)	(0.50)	(0.46)	(0.51)
Net asset value, end of period	$5.90	$6.23	$5.90	$5.16	$6.19	$6.93
Total investment return[2]	(1.96)%	13.72%	25.07%	(7.60)%	(4.03)%	8.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.85%[3]	1.86%	1.88%	1.86%	1.79%	1.78%
Expenses after fee waivers and/or expense reimbursement	1.70%[3]	1.70%	1.70%	1.70%	1.70%	1.70%
Net investment income	6.83%[3]	7.24%	9.27%	9.41%	7.31%	6.66%
Supplemental data:
Net assets, end of period (000's)	$7,850	$9,165	$8,902	$7,072	$8,453	$11,330
Portfolio turnover rate	26%	55%	61%	92%	39%	46%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.27	$5.94	$5.20	$6.23	$6.96	$6.92
Income (loss) from investment operations:
Net investment income[1]	0.23	0.50	0.59	0.52	0.53	0.52
Net realized and unrealized gain (loss) from investment activities	(0.33)	0.34	0.71	(1.01)	(0.75)	0.09
Total income (loss) from investment operations	(0.10)	0.84	1.30	(0.49)	(0.22)	0.61
Less dividends/distributions:
From net investment income	(0.23)	(0.51)	(0.56)	(0.54)	(0.51)	(0.57)
Net asset value, end of period	$5.94	$6.27	$5.94	$5.20	$6.23	$6.96
Total investment return[2]	(1.58)%	14.47%	25.80%	(6.83)%	(3.28)%	8.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.01%[3]	1.03%	1.05%	1.06%	0.99%	0.98%
Expenses after fee waivers and/or expense reimbursement	0.95%[3]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	7.58%[3]	7.97%	10.08%	10.07%	8.13%	7.43%
Supplemental data:
Net assets, end of period (000's)	$35,211	$44,750	$37,152	$61,421	$99,538	$47,768
Portfolio turnover rate	26%	55%	61%	92%	39%	46%

See accompanying notes to financial statements.
79

The UBS Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, and UBS High Yield Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Global Bond Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Fixed Income Opportunities Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisor Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Fixed Income Opportunities Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. Effective on or about March 1, 2012, all outstanding Class B shares will be converted to Class A shares of the same Fund. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates

80

The UBS Funds

Notes to financial statements (unaudited)

parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

81

The UBS Funds

Notes to financial statements (unaudited)

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim periods beginning after December 15, 2010.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 "Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

82

The UBS Funds

Notes to financial statements (unaudited)

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2011 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2011. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2011 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward contracts[1]	$—	$—	$72,699	$72,699
Options purchased[1]	66,055	—	—	66,055
Swap agreements[1]	—	4,081	—	4,081
Total value	$66,055	$4,081	$72,699	$142,835

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

83

The UBS Funds

Notes to financial statements (unaudited)

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward contracts[1]	$—	$—	$(24,474)	$(24,474)
Futures contracts[2]	(16,570)	—	—	(16,570)
Swap agreements[1]	—	(6,067)	—	(6,067)
Total value	$(16,570)	$(6,067)	$(24,474)	$(47,111)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, and outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$15,883	$15,883
Futures contracts	(83,325)	—	—	(83,325)
Swap agreements	(287,600)	(381)	—	(287,981)
Total net realized gain (loss)	$(370,925)	$(381)	$15,883	$(355,423)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$48,225	$48,225
Futures contracts	572	—	—	572
Options purchased[3]	2,205	—	—	2,205
Swap agreements	138,075	2,883	—	140,958
Total change in net unrealized appreciation/depreciation	$140,852	$2,883	$48,225	$191,960

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

3  Unrealized gain (loss) is included in net change in unrealized appreciation/depreciation on investments.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$659,753	$659,753
Futures contracts[2]	373,211	—	—	373,211
Options purchased[1]	2,583,133	773,829	—	3,356,962
Swap agreements[1]	4,395,378	3,517,303	299,017	8,211,698
Total value	$7,351,722	$4,291,132	$958,770	$12,601,624

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

84

The UBS Funds

Notes to financial statements (unaudited)

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$(133,620)	$(133,620)
Futures contracts[2]	(275,722)	—	—	(275,722)
Options written[1]	(1,962,681)	(544,702)	—	(2,507,383)
Swap agreements[1]	(12,334,311)	(2,475,296)	(176,322)	(14,985,929)
Total value	$(14,572,714)	$(3,019,998)	$(309,942)	$(17,902,654)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$724,498	$724,498
Futures contracts	4,648,079	—	—	4,648,079
Options purchased[3]	(4,290,558)	(1,055,000)	—	(5,345,558)
Options written	55,639	2,424,525	—	2,480,164
Swap agreements	73,653	781,489	17,454	872,596
Total net realized gain (loss)	$486,813	$2,151,014	$741,952	$3,379,779
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$1,200,265	$1,200,265
Futures contracts	165,217	—	—	165,217
Options purchased[3]	1,084,274	(136,971)	—	947,303
Options written	(113,304)	172,497	—	59,193
Swap agreements	(6,417,280)	1,124,233	33,994	(5,259,053)
Total change in net unrealized appreciation/depreciation	$(5,281,093)	$1,159,759	$1,234,259	$(2,887,075)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

85

The UBS Funds

Notes to financial statements (unaudited)

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$37,844	$37,844
Futures contracts[2]	5,891	—	—	5,891
Swap agreements[1]	—	46,325	—	46,325
Total value	$5,891	$46,325	$37,844	$90,060

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$(27,402)	$(27,402)
Futures contracts[2]	(10,472)	—	—	(10,472)
Swap agreements[1]	—	(31,521)	—	(31,521)
Total value	$(10,472)	$(31,521)	$(27,402)	$(69,395)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$28,317	$28,317
Futures contracts	37,562	—	—	37,562
Swap agreements	(44,236)	11,163	—	(33,073)
Total net realized gain (loss)	$(6,674)	$11,163	$28,317	$32,806
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(12,197)	$(12,197)
Futures contracts	(7,198)	—	—	(7,198)
Swap agreements	16,307	(12,312)	—	3,995
Total change in net unrealized appreciation/depreciation	$9,109	$(12,312)	$(12,197)	$(15,400)

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt

86

The UBS Funds

Notes to financial statements (unaudited)

sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

87

The UBS Funds

Notes to financial statements (unaudited)

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance the Fund's overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount.

88

The UBS Funds

Notes to financial statements (unaudited)

Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations

89

The UBS Funds

Notes to financial statements (unaudited)

in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: Occasionally, UBS High Yield Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends or interest payable on securities while those securities are in a short position. These dividends or interest are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the period ended December 31, 2011, there were no short positions held by UBS High Yield Fund.

90

The UBS Funds

Notes to financial statements (unaudited)

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525

For UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS High Yield Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of the Fund as

91

The UBS Funds

Notes to financial statements (unaudited)

indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2011, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.39%	1.14%	0.39%	$106,187	$171,076
UBS Fixed Income Opportunities Fund	0.95	N/A*	1.45	0.70	301,046	221,321
UBS Global Bond Fund	1.15	1.90	1.65	0.90	50,229	109,119
UBS High Yield Fund	1.20	1.95	1.70	0.95	259,816	44,100

*  UBS Fixed Income Opportunities Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2011 are subject to repayment through June 30, 2015. At December 31, 2011, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015
UBS Core Plus Bond Fund—Class A	$212,291	$34,710	$68,455	$70,796	$38,330
UBS Core Plus Bond Fund—Class B	2,130	738	728	419	245
UBS Core Plus Bond Fund—Class C	52,769	6,551	18,828	18,459	8,931
UBS Core Plus Bond Fund—Class Y	943,898	275,353	301,741	243,234	123,570
UBS Fixed Income Opportunities Fund—Class A	241,773	—	—	99,909	141,864
UBS Fixed Income Opportunities Fund—Class C	34,594	—	—	15,057	19,537
UBS Fixed Income Opportunities Fund—Class Y	149,464	—	—	89,544	59,920
UBS Global Bond Fund—Class A	258,195	50,263	73,286	89,130	45,516
UBS Global Bond Fund—Class B	3,902	761	1,350	1,388	403
UBS Global Bond Fund—Class C	76,411	8,446	18,996	30,060	18,909
UBS Global Bond Fund—Class Y	484,366	217,046	131,754	91,275	44,291
UBS High Yield Fund—Class A	199,034	46,068	63,865	63,735	25,366
UBS High Yield Fund—Class B	6,666	2,019	2,384	1,628	635
UBS High Yield Fund—Class C	46,463	10,727	14,851	15,019	5,866
UBS High Yield Fund—Class Y	166,135	75,272	44,862	33,768	12,233

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2011, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$2,787	$15,916
UBS Fixed Income Opportunities Fund	5,476	34,695
UBS Global Bond Fund	923	5,788
UBS High Yield Fund	5,245	32,425

92

The UBS Funds

Notes to financial statements (unaudited)

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2011 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2011 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2011 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Core Plus Bond Fund	0.25%	1.00%	0.75%
UBS Fixed Income Opportunities Fund	0.25	N/A*	0.75
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75

*  UBS Fixed Income Opportunities Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2011, certain Funds owed UBS Global AM (US) service and distribution fees, and for the

93

The UBS Funds

Notes to financial statements (unaudited)

period ended December 31, 2011, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$1,769	$691
UBS Core Plus Bond Fund—Class B	35	—
UBS Core Plus Bond Fund—Class C	1,407	125
UBS Fixed Income Opportunities Fund—Class A	11,342	7,822
UBS Fixed Income Opportunities Fund—Class C	4,680	4,790
UBS Global Bond Fund—Class A	1,256	663
UBS Global Bond Fund—Class B	36	—
UBS Global Bond Fund—Class C	1,733	12
UBS High Yield Fund—Class A	8,177	5,018
UBS High Yield Fund—Class B	382	172
UBS High Yield Fund—Class C	4,928	729

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$1,225
UBS Fixed Income Opportunities Fund	5,529
UBS Global Bond Fund	2,009
UBS High Yield Fund	9,424

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Core Plus Bond Fund received US Government Agency securities

94

The UBS Funds

Notes to financial statements (unaudited)

as collateral amounting to $294,335. The market value of loaned securities and related collateral outstanding at December 31, 2011, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Core Plus Bond Fund	$343,964	$350,710	$56,375

6. Purchases and sales of securities

For the period ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$45,322,317	$45,702,669
UBS Fixed Income Opportunities Fund	18,941,269	32,016,096
UBS Global Bond Fund	3,273,304	4,534,758
UBS High Yield Fund	20,092,805	26,157,327

For the period ended December 31, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$54,435,571	$50,993,867
UBS Fixed Income Opportunities Fund	892,348	1,079,850
UBS Global Bond Fund	880,857	920,323
UBS High Yield Fund	1,678,402	1,690,441

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2011 were as follows:

	2011
Fund	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Core Plus Bond Fund	$2,203,065	$—	$2,203,065
UBS Fixed Income Opportunities Fund[1]	556,692	664,474	1,221,166
UBS Global Bond Fund	1,499,695	—	1,499,695
UBS High Yield Fund	7,071,860	—	7,071,860

1  UBS Fixed Income Opportunities Fund commenced operations on November 29, 2010.

95

The UBS Funds

Notes to financial statements (unaudited)

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2012.

At June 30, 2011, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Fund	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018	June 30, 2019
UBS Core Plus Bond Fund	$—	$—	$—	$1,013,774	$—	$3,069,977	$32,070,048	$—
UBS Fixed Income Opportunities Fund	—	—	—	—	—	—	—	1,787,007
UBS Global Bond Fund	—	—	—	262,929	577,591	3,369,482	12,176,817	—
UBS High Yield Fund	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241	25,725,339	—

UBS High Yield Fund had capital loss carryforwards in the amount of $33,835,770 that expired as of June 30, 2011.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2011, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net currency losses
UBS High Yield Fund	$93

As of and during the period ended December 31, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Each of the tax years in the four year period ended June 30, 2011, or since inception in the case of UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the

96

The UBS Funds

Notes to financial statements (unaudited)

prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the period ended December 31, 2011.

9. Shares of beneficial interest

For the period ended December 31, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	368,764	$3,276,345	2,318	$20,747
Shares repurchased	(135,231)	(1,202,689)	(6)	(54)
Shares converted from Class B to Class A	3,286	29,442	(3,282)	(29,442)
Dividends reinvested	6,805	60,461	49	437
Redemption fees	—	227	—	—
Net increase (decrease)	243,624	$2,163,786	(921)	$(8,312)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	22,730	$201,917	303,996	$2,709,219
Shares repurchased	(24,874)	(220,126)	(209,011)	(1,856,056)
Dividends reinvested	2,599	23,021	54,363	482,625
Redemption fees	—	174	—	929
Net increase	455	$4,986	149,348	$1,336,717

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	433,312	$4,285,271	28,902	$282,172	9,126	$90,916
Shares repurchased	(1,945,068)	(19,059,436)	(120,450)	(1,171,474)	(258)	(2,527)
Dividends reinvested	129,862	1,238,919	25,422	241,989	119,737	1,143,422
Redemption fees	—	104	—	—	—	19
Net increase (decrease)	(1,381,894)	$(13,535,142)	(66,126)	$(647,313)	128,605	$1,231,830

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	16,120	$118,114	2,906	$21,431
Shares repurchased	(143,271)	(1,060,728)	—	—
Shares converted from Class B to Class A	3,090	22,895	(3,077)	(22,895)
Dividends reinvested	38,789	272,198	349	2,456
Redemption fees	—	26	—	—
Net increase (decrease)	(85,272)	$(647,495)	178	$992

97

The UBS Funds

Notes to financial statements (unaudited)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	41,374	$298,138	69,003	$593,045
Shares repurchased	(27,175)	(197,932)	(131,977)	(1,133,276)
Dividends reinvested	19,908	138,659	34,579	283,121
Redemption fees	—	—	—	134
Net increase (decrease)	34,107	$238,865	(28,395)	$(256,976)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	196,733	$1,186,613	—	$—
Shares repurchased	(363,195)	(2,147,910)	(2,722)	(15,923)
Shares converted from Class B to Class A	17,998	104,038	(17,993)	(104,038)
Dividends reinvested	118,102	693,480	1,039	6,109
Redemption fees	—	67	—	—
Net decrease	(30,362)	$(163,712)	(19,676)	$(113,852)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	90,891	$530,154	356,934	$2,114,305
Shares repurchased	(257,460)	(1,556,808)	(1,803,998)	(10,811,745)
Dividends reinvested	25,891	152,291	238,560	1,414,249
Redemption fees	—	80	—	481
Net decrease	(140,678)	$(874,283)	(1,208,504)	$(7,282,710)

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	309,990	$2,712,353	3,048	$26,309
Shares repurchased	(697,246)	(6,048,838)	(616)	(5,439)
Shares converted from Class B to Class A	2,710	23,647	(2,707)	(23,647)
Dividends reinvested	42,676	369,281	175	1,518
Redemption fees	—	1,982	—	—
Net decrease	(341,870)	$(2,941,575)	(100)	$(1,259)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,999	$137,474	314,144	$2,735,839
Shares repurchased	(79,141)	(688,107)	(926,110)	(8,068,228)
Dividends reinvested	10,456	90,180	189,546	1,639,990
Redemption fees	—	315	—	3,377
Net decrease	(52,686)	$(460,138)	(422,420)	$(3,689,022)

98

The UBS Funds

Notes to financial statements (unaudited)

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,001,031	$82,263,982	830,015	$8,517,271	2,528,626	$25,310,167
Shares repurchased	(1,263,856)	(12,764,240)	(17,869)	(180,982)	—	—
Dividends reinvested	44,434	445,259	6,406	64,167	39,934	401,685
Redemption fees	—	87,471	—	586	—	—
Net increase	6,781,609	$70,032,472	818,552	$8,401,042	2,568,560	$25,711,852

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	42,530	$316,402	—	$—
Shares repurchased	(207,548)	(1,557,130)	(3,112)	(22,784)
Shares converted from Class B to Class A	11,930	89,985	(11,892)	(89,985)
Dividends reinvested	79,262	565,787	1,231	8,796
Redemption fees	—	35	—	—
Net decrease	(73,826)	$(584,921)	(13,773)	$(103,973)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	102,740	$744,499	94,578	$816,826
Shares repurchased	(68,774)	(497,604)	(436,167)	(3,755,680)
Dividends reinvested	25,051	177,950	69,958	577,658
Redemption fees	—	12	—	533
Net increase (decrease)	59,017	$424,857	(271,631)	$(2,360,663)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,280,817	$8,106,143	—	$—
Shares repurchased	(1,151,730)	(7,189,565)	(49,329)	(305,228)
Shares converted from Class B to Class A	14,288	89,305	(14,280)	(89,305)
Dividends reinvested	280,657	1,738,044	3,434	21,203
Redemption fees	—	1,633	—	—
Net increase (decrease)	424,032	$2,745,560	(60,175)	$(373,330)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	133,030	$829,023	1,748,491	$10,996,030
Shares repurchased	(231,863)	(1,451,699)	(1,391,821)	(8,722,807)
Dividends reinvested	61,456	381,252	521,701	3,262,755
Redemption fees	—	244	—	156
Net increase (decrease)	(37,377)	$(241,180)	878,371	$5,536,134

99

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

100

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1173

UBS Equity
Funds

December 31, 2011

The UBS Funds—Equities

Semiannual Report

President's letter	1

Market commentary	2

Equities

UBS Global Equity Fund	3

UBS International Equity Fund	11

UBS Market Neutral Multi-Strategy Fund	21

UBS U.S. Equity Alpha Fund	38

UBS U.S. Equity Opportunity Fund (formerly, UBS U.S. Large Cap Value Equity Fund)	49

UBS U.S. Large Cap Equity Fund	56

UBS U.S. Small Cap Growth Fund	64

Explanation of expense disclosure	72

Statement of assets and liabilities	76

Statement of operations	80

Statement of changes in net assets	82

Statement of cash flows	86

Financial highlights	88

Notes to financial statements	102

General information	121

This page intentionally left blank.

President's letter

February 15, 2012

Dear Shareholder,

If I were asked to characterize the market environment of the past six months, I could probably crystallize it to one word: challenging. Adverse macroeconomic news—including events relating to Greece and the Eurozone, ratings downgrades and inflation concerns—weighed heavily on investor sentiment, in turn causing markets to demonstrate unusually high levels of volatility.

In this environment of uncertainty, company fundamentals were largely ignored in favor of short-term news, making it difficult for active managers to add value through security selection. We were no different, and so stock selection was the primary detractor from performance across many of our equity and asset allocation funds during the period. Our fixed income portfolios, though generally experiencing performance more in line with their benchmarks, also faced certain headwinds, including a volatile credit and interest rate environment as investor sentiment frequently shifted between risk aversion and risk-taking.

In the time since I have been writing these letters to you, I have stressed the importance of maintaining a long-term perspective. This advice, though valuable under any circumstance, is never more important to follow than during periods of extreme market volatility, when fear plays a too large role in investor decision-making.

At UBS Global Asset Management, we have always kept an eye on the long term. This perspective has required us to evolve over our 30 years of investing, to meet the demands of a more complex investment landscape—for example, by combining our valuation work with market behavioral analysis in our asset allocation portfolios to better position them to navigate market volatility. However, we have never compromised on our core belief that strict adherence to our disciplined investment process through up and down markets—although it may, on occasion, result in short-term underperformance—is the most important way, over time, that we can add value in our clients' portfolios.

As I write this, the road ahead, though never certain, seems less unsure. Signs of a solution appear to be emerging in Europe, while US economic indicators seem to be improving. Year-to-date, the S&P 500 Index—the standard-bearer of equity market performance—is in positive territory, and stock correlations and volatility appear to be moving lower. The market, once again, seems to be paying attention to fundamentals. Against this backdrop, we firmly believe that our portfolios will ultimately be rewarded for the positions we've taken, and that active managers will once again be well-positioned to add value in 2012.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Moderating growth in many countries

Although the overall US economy expanded during the reporting period, gross domestic product ("GDP") growth rates in general could best be characterized as tepid. At its August meeting, the Federal Reserve Board (the "Fed"), acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed "Operation Twist," the Fed noted that its intention with this program was to "put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative."

In contrast to the US, many international economies took a step backward as the reporting period progressed. Growth in the Eurozone was negatively impacted by its ongoing sovereign debt crisis, as well as weak consumer and business confidence. In contrast, Japan's economy gained some traction, emerging from its recession in the first half of the review period. Elsewhere, while growth rates in many developing countries such as China and India surpassed their developed country counterparts, they also tended to progressively move lower during the course of the reporting period.

Global equities declined

The global equity markets experienced periods of extreme volatility during the reporting period, as a number of macro factors impacted investor sentiment. After being highly resilient and rising earlier in 2011, the US stock market fell sharply in the first half of the review period, as investor risk appetite was replaced by risk aversion. Triggering this change in sentiment were concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US long-term debt. US equities then rallied sharply in the second half of the year, given signs that the economy was gaining some traction. All told, the US stock market, as measured by the S&P 500 Index,1 declined 3.69% during the six-months ended December 31, 2011.

International developed equities (as measured by the MSCI EAFE Index (net)2) also moved higher during the first half of 2011. However, fears of contagion from the European sovereign debt crisis and increasing signs that Europe was headed for a double-dip recession led to a very sharp decline in the first half of the period. Unlike the US, however, international equities only experienced a modest gain in the second half of the period. Overall, for the six-month period ended December 31, 2011, the MSCI EAFE Index (net) declined 16.31%. Emerging markets equities (as measured by the MSCI Emerging Markets Index (net)3) generated even weaker results, falling 19.13% over the period. Concerns about a hard landing for China's economy and declining growth in the developed world drove emerging market equity prices lower.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Equity Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Global Equity Fund (the "Fund") declined 12.85% (Class A shares declined 17.66% after the deduction of the maximum sales charge), while Class Y shares declined 12.78%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), declined 10.29% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Both the Fund and its benchmark posted negative returns during the review period; however, the Fund slightly underperformed its index, primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several individual stocks were positive for performance during the period.

  – Global tobacco products manufacturer Imperial Tobacco was the Fund's top-performing stock. Despite the downward trend for international equities in general, its shares moved sharply higher during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Samsung Electronics Co. is a high-quality growth-oriented company—a segment of the market that performed relatively well in the uncertain global economic environment. The company also benefited from increased demand for smartphones and consumer electronic devices, such as flat screen televisions.

  – Google Inc. and Apple Inc. are both market leaders in their respective industries. Internet search engine company Google experienced strong revenue growth, driven by increased traffic and rising advertising revenue. Apple continued to generate exceptional results given the success of its new products, as well as very strong demand for enhanced models of the iPhone and iPad.

  – Colgate-Palmolive Co. is a leading consumer products company. Its shares moved higher as investors rewarded more defensive companies that experienced solid growth and generated strong free cash flow.

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's sector allocations are a by-product of our bottom-up stock selection process. During the reporting period, having an overweight to information technology, and underweights to materials and industrials, were beneficial to the Fund's relative performance.

What didn't work

•  Overall, individual stock selection had a negative impact on performance.

  – Citigroup Inc. is a US-based multinational financial services company. It performed poorly given fears of contagion from the European sovereign debt crisis and uncertainties regarding new financial regulations. Nonetheless, the company has a very attractive valuation and a significantly improved balance sheet, as well as a valuable franchise in developing economies. We believe that the company has substantial future earnings power despite the near-term uncertainty.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Equity Fund

  – Lloyds Banking Group, a major British financial institution, detracted from performance as it faced a number of issues and posted weak earnings results. We eliminated this position after period-end, as it was no longer meeting our investment expectations. (For additional details, see "Portfolio highlights.")

  – Sberbank of Russia is a Russian bank that experienced solid operating growth and loan growth. Despite these positives, its shares were hurt after management lowered its earnings projections. However, we believe that an improving economic picture, as well as continuing operating progress, will lead to improving earnings in the future.

  – Carrefour is a French retailer that also has extensive real estate holdings in the country. Carrefour's shares declined as it produced disappointing operating results. (For additional details, see "Portfolio Highlights.")

•  Sector allocations in several areas detracted from results. During the reporting period, having an overweight to financials and underweights to energy and consumer staples were negatives for the Fund's relative performance.

Portfolio highlights

•  Imperial Tobacco is a well-managed, global tobacco products manufacturer. This defensive company's shares performed well, as it continued to generate strong free cash flow and offered an attractive dividend. Imperial Tobacco has leading market share positions in a number of highly profitable markets, including the UK, Germany, Spain and Russia. While it competes primarily in the value and mid-price ranges, the company has been successfully growing Davidoff as a global premium brand.

•  Norway-based Telenor is primarily an international wireless carrier. Its shares rose during the period, as it generated a strong cash flow. We believe the company has significant upside potential from its emerging markets operations in Asia and Eastern Europe. Additionally, Telenor is more than 50% owned by the Norwegian government and, as such, it has a high-quality credit rating.

•  Shares of UK-based Lloyds Banking Group fell sharply due to continued fears about its exposure to Europe's sovereign debt crisis and uncertainty about anticipated industry regulatory changes, and to problems resulting from its exposure to Ireland's collapsing real estate market. Furthermore, conditions in the UK commercial property market, where the company has substantial exposure to relatively poor-quality properties, has worsened significantly given the increasing risk of recession in Europe.

•  Carrefour is a leading retailer in France; with additional operations elsewhere in Europe, Latin America and Asia, it is one of the largest retailers in the world. The market is skeptical about Carrefour's ability to turn around its hypermarket (a store combining a supermarket and a department store) business in France. As a result, its shares are trading at an extremely low valuation. We believe that management has a sound strategy to make necessary operating improvements, such as reducing promotional intensity in its stores, improving inventory and expanding its private label sales. We also believe that the company's focus on return-enhancing capital allocation will help unlock the considerable value within its French and overseas operations that, in our view, are currently being overlooked by the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.85)%	(12.09)%	(3.02)%	2.92%
Class B2	(13.17)	(12.67)	(3.71)	2.45[5]
Class C3	(13.17)	(12.74)	(3.76)	2.15
Class Y4	(12.78)	(11.84)	(2.70)	3.24
After deducting maximum sales charge
Class A1	(17.66)%	(16.92)%	(4.12)%	2.34%
Class B2	(17.51)	(17.04)	(4.07)	2.45[5]
Class C3	(14.04)	(13.61)	(3.76)	2.15
MSCI World Free Index (net)[6]	(10.29)%	(5.54)%	(2.37)%	3.62%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.53% and 1.50%; Class B—2.20% and 2.23%; Class C—2.32% and 2.25%; Class Y—1.15% and 1.15%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2011

Percentage of net assets
Apple, Inc.	2.6%
Microsoft Corp.	2.3
BP PLC	2.3
Colgate-Palmolive Co.	2.3
Vodafone Group PLC	2.2
Carrefour SA	2.2
Wells Fargo & Co.	2.1
Nestle SA	2.0
Citigroup, Inc.	2.0
HON HAI Precision Industry Co., Ltd.	1.9
Total	21.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	1.12%
Beverages	1.81
Biotechnology	1.86
Building products	1.16
Capital markets	2.96
Chemicals	2.14
Commercial banks	10.86
Commercial services & supplies	1.07
Communications equipment	1.51
Computers & peripherals	2.62
Construction & engineering	2.36
Diversified consumer services	1.32
Diversified financial services	2.00
Diversified telecommunication services	2.16
Electric utilities	1.11
Electronic equipment, instruments & components	2.72
Energy equipment & services	0.84
Food & staples retailing	2.15
Food products	2.02
Gas utilities	0.85
Health care equipment & supplies	0.95
Health care providers & services	5.48
Household products	2.29
Insurance	3.00
Internet software & services	1.65
Leisure equipment & products	1.13
Machinery	3.95
Media	2.98
Metals & mining	1.67
Multi-utilities	1.17
Oil, gas & consumable fuels	7.91
Personal products	1.14
Pharmaceuticals	3.78
Semiconductors & semiconductor equipment	4.08
Software	3.99
Specialty retail	1.31
Tobacco	1.87
Trading companies & distributors	1.47
Wireless telecommunication services	2.20
Total common stocks	96.66%
Preferred stock	0.97
Short-term investment	0.79
Investment of cash collateral from securities loaned	2.82
Total investments	101.24%
Liabilities, in excess of cash and other assets	(1.24)
Net assets	100.00%

Country exposure by issuer, top five (unaudited)

As of December 31, 2011

Percentage of net assets
United States	35.3%
United Kingdom	11.5
Japan	8.3
Germany	5.7
Netherlands	5.5
Total	66.3%

UBS Global Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 96.66%
Canada: 4.02%
Canadian Oil Sands Ltd.[1]	36,000	$821,595
Petrobank Energy & Resources Ltd.*	69,000	716,584
Petrominerales Ltd.[1]	50,500	820,888
Shamaran Petroleum Corp.*[1]	1,297,500	452,135
Suncor Energy, Inc.[1]	27,700	798,848
Total Canada common stocks		3,610,050
China: 3.68%
AIA Group Ltd.	397,455	1,240,991
China Construction Bank Corp., H Shares	1,911,450	1,333,925
Hollysys Automation Technologies Ltd.*	88,600	737,152
Total China common stocks		3,312,068
Denmark: 1.13%
FLSmidth & Co. A/S	17,230	1,012,506
France: 2.15%
Carrefour SA	84,817	1,933,676
Germany: 4.69%
Beiersdorf AG NPV	18,159	1,029,870
E.ON AG	46,172	996,168
Fresenius Medical Care AG & Co. KGaA	10,773	732,005
Infineon Technologies AG	77,781	585,486
SAP AG	16,598	877,538
Total Germany common stocks		4,221,067
Greece: 0.53%
Hellenic Telecommunications Organization SA	126,621	471,972
Indonesia: 1.17%
Bank Rakyat Indonesia Persero Tbk PT	1,411,000	1,050,372
Ireland: 1.79%
Covidien PLC	19,004	855,370
Ingersoll-Rand PLC	24,800	755,656
Total Ireland common stocks		1,611,026
Italy: 2.42%
Azimut Holding SpA	124,616	999,156
Fiat Industrial SpA*	136,697	1,172,096
Total Italy common stocks		2,171,252
Japan: 8.29%
Benesse Holdings, Inc.	24,500	1,185,689
ITOCHU Corp.	129,900	1,319,758
Mitsubishi UFJ Financial Group, Inc.	316,900	1,346,321
Sankyo Co., Ltd.	20,100	1,017,143

	Shares	Value
Shin-Etsu Chemical Co., Ltd.	15,800	$777,991
THK Co., Ltd.	52,900	1,042,605
Tokyo Gas Co., Ltd.	167,000	768,066
Total Japan common stocks		7,457,573
Netherlands: 5.45%
ASML Holding NV	16,509	693,886
Heineken NV	35,206	1,629,873
LyondellBasell Industries NV, Class A	35,525	1,154,207
Wolters Kluwer NV	82,466	1,425,401
Total Netherlands common stocks		4,903,367
Norway: 1.63%
Telenor ASA	89,316	1,464,992
Russia: 1.49%
Gazprom OAO ADR	54,869	584,904
Sberbank of Russia	333,824	751,104
Total Russia common stocks		1,336,008
South Africa: 1.39%
Naspers Ltd., Class N	28,619	1,252,138
South Korea: 1.21%
Samsung Electronics Co., Ltd.	1,181	1,086,886
Spain: 1.23%
Obrascon Huarte Lain SA	44,224	1,109,251
Switzerland: 3.90%
Nestle SA	31,585	1,815,809
Novartis AG	29,546	1,689,152
Total Switzerland common stocks		3,504,961
Taiwan: 2.65%
HON HAI Precision Industry Co., Ltd.	624,024	1,708,497
HTC Corp.	41,000	672,975
Total Taiwan common stocks		2,381,472
Thailand: 1.09%
Kasikornbank PCL	247,500	976,664
United Kingdom: 11.48%
Aberdeen Asset Management PLC	278,821	917,979
Admiral Group PLC	47,365	626,713
Barclays PLC	299,672	819,320
BP PLC	294,137	2,103,540
Imperial Tobacco Group PLC	44,495	1,682,603
Lloyds Banking Group PLC*	1,714,054	689,572
Vodafone Group PLC	711,690	1,977,300
Xstrata PLC	99,248	1,507,412
Total United Kingdom common stocks		10,324,439

UBS Global Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States: 35.27%
Abbott Laboratories	30,300	$1,703,769
Apple, Inc.*	5,820	2,357,100
Autodesk, Inc.*	19,600	594,468
Bank of New York Mellon Corp.	37,600	748,616
Citigroup, Inc.	68,358	1,798,499
Colgate-Palmolive Co.	22,300	2,060,297
F5 Networks, Inc.*	6,400	679,168
Gilead Sciences, Inc.*	40,900	1,674,037
Google, Inc., Class A*	2,300	1,485,570
Helmerich & Payne, Inc.	12,900	752,844
Herman Miller, Inc.	52,100	961,245
Lowe's Cos., Inc.	46,500	1,180,170
MDU Resources Group, Inc.	49,000	1,051,540
MetLife, Inc.	26,500	826,270
Microsoft Corp.	81,300	2,110,548
Moog, Inc., Class A*	23,000	1,010,390
Occidental Petroleum Corp.	8,600	805,820
Owens Corning*	36,400	1,045,408
PNC Financial Services Group, Inc.	16,000	922,720
Texas Instruments, Inc.	44,700	1,301,217
Timken Co.	14,900	576,779
UnitedHealth Group, Inc.	32,000	1,621,760
Universal Health Services, Inc., Class B	32,200	1,251,292
WellPoint, Inc.	20,100	1,331,625
Wells Fargo & Co.	67,600	1,863,056
Total United States common stocks		31,714,208
Total common stocks (cost $91,709,872)		86,905,948

	Shares	Value
Preferred stock: 0.97%
Germany: 0.97%
Volkswagen AG, Preference shares (cost $1,117,553)	5,828	$873,089
Short-term investment: 0.79%
Investment company: 0.79%
UBS Cash Management Prime Relationship Fund[2] (cost $708,376)	708,376	708,376
Investment of cash collateral from securities loaned: 2.82%
UBS Private Money Market Fund LLC[2] (cost $2,536,840)	2,536,840	2,536,840
Total investments: 101.24% (cost $96,072,641)		91,024,253
Liabilities, in excess of cash and other assets: (1.24)%		(1,114,780)
Net assets: 100.00%		$89,909,473

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,917,034
Gross unrealized depreciation	(9,965,422)
Net unrealized depreciation of investments	$(5,048,388)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

UBS Global Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$71,213	$19,299,236	$18,662,073	$708,376	$423
UBS Private Money Market Fund LLC[a]	3,462,365	22,176,368	23,101,893	2,536,840	208
	$3,533,578	$41,475,604	$41,763,966	$3,245,216	$631

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	AUD	870,000	EUR	659,676	03/05/12	$(29,411)
Barclays Bank PLC	EUR	6,355,000	USD	8,508,837	03/05/12	279,713
JPMorgan Chase Bank	CHF	1,070,000	USD	1,147,270	03/05/12	6,721
JPMorgan Chase Bank	DKK	5,080,000	USD	915,053	03/05/12	30,004
JPMorgan Chase Bank	GBP	635,000	USD	993,574	03/05/12	7,995
JPMorgan Chase Bank	HKD	5,405,000	USD	695,675	03/05/12	(414)
JPMorgan Chase Bank	JPY	119,600,000	USD	1,541,533	03/05/12	(13,957)
JPMorgan Chase Bank	KRW	1,475,000,000	USD	1,272,045	03/05/12	(2,954)
JPMorgan Chase Bank	NOK	5,270,000	USD	896,107	03/05/12	16,943
JPMorgan Chase Bank	THB	27,930,000	USD	883,331	03/05/12	1,747
JPMorgan Chase Bank	TWD	63,000,000	USD	2,076,467	03/05/12	(6,605)
JPMorgan Chase Bank	USD	854,128	AUD	870,000	03/05/12	29,501
JPMorgan Chase Bank	USD	1,349,371	CAD	1,400,000	03/05/12	22,948
JPMorgan Chase Bank	USD	588,959	CHF	540,000	03/05/12	(13,355)
JPMorgan Chase Bank	USD	339,035	DKK	1,930,000	03/05/12	(2,787)
JPMorgan Chase Bank	USD	879,678	EUR	675,000	03/05/12	(5,616)
JPMorgan Chase Bank	USD	404,848	GBP	260,000	03/05/12	(1,304)
JPMorgan Chase Bank	USD	696,050	HKD	5,405,000	03/05/12	40
JPMorgan Chase Bank	USD	2,025,759	JPY	157,000,000	03/05/12	16,147
JPMorgan Chase Bank	USD	279,029	KRW	322,000,000	03/05/12	(691)
JPMorgan Chase Bank	USD	2,485,799	MXN	35,110,000	03/05/12	17,434
JPMorgan Chase Bank	USD	2,076,303	SEK	14,430,000	03/05/12	14,165
JPMorgan Chase Bank	USD	1,863,934	SGD	2,420,000	03/05/12	1,635
JPMorgan Chase Bank	ZAR	9,440,000	USD	1,126,016	03/05/12	(32,108)
Net unrealized appreciation on forward foreign currency contracts						$335,791

UBS Global Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$86,905,948	$—	$—	$86,905,948
Preferred stock	873,089	—	—	873,089
Short-term investment	—	708,376	—	708,376
Investment of cash collateral from securities loaned	—	2,536,840	—	2,536,840
Forward foreign currency contracts	—	335,791	—	335,791
Total	$87,779,037	$3,581,007	$—	$91,360,044

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS International Equity Fund (the "Fund") declined 19.11% (Class A shares declined 23.57% after the deduction of the maximum sales charge), while Class Y shares declined 18.98%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), declined 16.16% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 13; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative absolute return and underperformed its benchmark Index (which also posted a negative absolute return) during the reporting period, primarily due to stock selection.

Portfolio performance summary1

What worked

•  Several individual stocks contributed to performance during the period.

  – Samsung Electronics Co. is a high-quality, growth-oriented company—a segment of the market that performed relatively well in the uncertain global economic environment. The company also benefited from increased demand for smartphones and consumer electronic devices, such as flat screen televisions.

  – Global tobacco products manufacturer Imperial Tobacco was among the Fund's top performing stocks. Despite the downward trend for international equities in general, its shares moved sharply higher during the reporting period. (For additional details, see "Portfolio Highlights.")

  – ASML Holding is a Dutch company and the world's largest supplier of photolithography systems for the semiconductor industry. Its shares benefited from improved capital spending for photolithography systems. In particular, ASML Holding experienced rising demand from end users involved in the manufacturing of smartphones and other consumer electronics.

  – Astra International is an Indonesian tobacco company. As was the case with Imperial Tobacco (see above), this stock performed well because it was viewed as being defensive in the uncertain macro environment. In addition, Astra is experiencing growing sales in emerging market countries.

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, having underweights to financials, materials and utilities were beneficial to the Fund's relative performance.

What didn't work

•  Overall, individual stock selection had a negative impact on performance.

  – BNP Paribas is a French bank with a significant exposure to sovereign debt risk in Europe. Uncertainties regarding the recapitalization of European banks and concerns about a downgrade to France's credit rating negatively impacted its performance during the reporting period. (For additional details, see "Portfolio Highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Equity Fund

  – DeNA Co. is an operator of social media, community, auction and shopping and mobile gaming for Internet sites in Japan. Its shares fell sharply after the company reported results that fell short of the company's prior projections. Its shares were further hurt following the announcement of a lawsuit being brought against the company by rival Gree, Inc. In particular, it was alleged that DeNA pressured or forced social game developers not to trade with its competitors. (For additional details, see "Portfolio Highlights.")

  – Petrominerales Ltd. is a Latin America-based oil exploration, development and production company. Its shares were hurt after reporting disappointing results in several of its wells. We kept this stock because we believe its valuation is extremely attractive and that its production profiles will be successful.

•  Sector allocations in several areas detracted from results. During the reporting period, having underweights to health care and consumer staples, and an overweight to industrials were negative for the Fund's relative performance.

Portfolio highlights

•  Imperial Tobacco is a well-managed, global tobacco products manufacturer. This defensive company's shares performed well, as it continued to generate strong free cash flow and it offered an attractive dividend. Imperial Tobacco has leading market share positions in a number of highly profitable markets, including the UK, Germany, Spain and Russia. While it competes primarily in the value and mid-price ranges, the company has been successfully growing Davidoff as a global premium brand.

•  Norway-based Telenor is primarily an international wireless carrier. Its shares rose during the period as it generated strong cash flow. We believe the company has significant upside potential from its emerging market operations in Asia and Eastern Europe. Additionally, Telenor is more than 50% owned by the Norwegian government and, as such, it has a high quality credit rating.

•  Fears over the Eurozone sovereign debt crisis weighed heavily on BNP Paribas shares during the reporting period. We reduced the size of the Fund's position in the stock given uncertainties in the Eurozone and given concerns over higher funding costs and the impact of forced deleveraging on the company's future growth prospects. We continue to hold this position because we believe the company has an extremely low valuation discounting the near-term fear, and considerable upside potential when the European economy improves.

•  We continue to view the DeNA Co. favorably. It is a leading developer of social games for mobile devices. The mobile social games market in Japan reached Y150bn in 2010, and is estimated to grow 14% per year through 2014. The company's game platform Mobage-town continues to attract customers, and has the ability to raise existing revenue per user by increasing hit titles and increasing billable activities in established games. We believe the company is well-positioned for overseas growth through its subsidiary ngcomo, Inc. and Gameview Studios, and recently announced a partnership with Samsung Electronics.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	(19.11)%	(18.01)%	(5.03)%	3.25%	1.81%
Class B3	(19.40)	(18.63)	(5.72)	N/A	3.19[6]
Class C4	(19.36)	(18.65)	(5.75)	N/A	2.85
Class Y5	(18.98)	(17.79)	(4.80)	3.48	3.69
After deducting maximum sales charge
Class A2	(23.57)%	(22.50)%	(6.09)%	2.66%	1.42%
Class B3	(23.43)	(22.70)	(6.02)	N/A	3.19[6]
Class C4	(20.16)	(19.45)	(5.75)	N/A	2.85
MSCI World Free ex USA Index (net)[7]	(16.16)%	(12.21)%	(4.09)%	5.14%	4.41%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—2.04% and 1.25%; Class B—2.87% and 2.00%; Class C—2.82% and 2.00%; Class Y—1.78% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Inception date of UBS International Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are February 12, 2002 and January 25, 2002, respectively. Inception date of Class Y shares and the index is August 31, 1993.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2011, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS International Equity Fund

Top 10 equity holdings (unaudited)

As of December 31, 2011

% of net assets
Novartis AG	2.4%
Nestle SA	2.2
Vodafone Group PLC	2.0
BP PLC	1.8
Imperial Tobacco Group PLC	1.6
Samsung Electronics Co., Ltd.	1.6
Xstrata PLC	1.4
Telenor ASA	1.3
Mitsubishi UFJ Financial Group, Inc.	1.3
ITOCHU Corp.	1.2
Total	16.8%

Country exposure by issuer, top five (unaudited)

As of December 31, 2011

% of net assets
United Kingdom	18.7%
Japan	14.7
Germany	8.6
Switzerland	6.5
China	5.4
Total	53.9%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	0.63%
Airlines	0.47
Auto components	1.21
Automobiles	2.45
Beverages	1.19
Building products	0.77
Capital markets	0.66
Chemicals	3.77
Commercial banks	12.54
Commercial services & supplies	1.14
Communications equipment	0.48
Computers & peripherals	0.42
Construction & engineering	0.91
Construction materials	0.88
Diversified financial services	1.39
Diversified telecommunication services	1.36
Electric utilities	1.35
Electrical equipment	0.41
Electronic equipment, instruments & components	1.19
Energy equipment & services	2.46
Food & staples retailing	1.70
Food products	2.84
Gas utilities	0.56
Health care equipment & supplies	0.90
Health care providers & services	1.27
Hotels, restaurants & leisure	0.59
Household durables	0.36
Household products	0.38
Industrial conglomerates	0.42
Insurance	3.77
Internet & catalog retail	0.44
Internet software & services	1.07
Leisure equipment & products	0.86
Machinery	5.30
Media	2.20
Metals & mining	5.40
Multiline retail	0.17
Office electronics	0.32
Oil, gas & consumable fuels	8.64
Personal products	0.69
Pharmaceuticals	4.55
Professional services	0.65
Real estate management & development	0.74
Semiconductors & semiconductor equipment	3.57
Software	1.72
Specialty retail	1.42
Textiles, apparel & luxury goods	1.05
Tobacco	2.09
Trading companies & distributors	2.02
Wireless telecommunication services	4.13
Total common stocks	95.50%
Preferred stock	1.05%
Short-term investment	1.91
Investment of cash collateral from securities loaned	3.14
Total investments	101.60%
Liabilities, in excess of cash and other assets	(1.60)
Net assets	100.00%

UBS International Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 95.50%
Australia: 2.17%
BHP Billiton Ltd.	1,733	$61,010
Incitec Pivot Ltd.	24,929	79,297
National Australia Bank Ltd.	3,575	85,416
Orica Ltd.	8,831	218,944
Total Australia common stocks		444,667
Belgium: 0.23%
Anheuser-Busch InBev NV	775	47,449
Brazil: 0.93%
Cia Hering	2,700	46,987
Vale SA ADR	6,700	143,715
Total Brazil common stocks		190,702
Canada: 5.24%
Bombardier, Inc., Class B	32,500	129,521
Canadian Oil Sands Ltd.[1]	5,800	132,368
Major Drilling Group International	2,600	39,660
Pan American Silver Corp.	1,921	41,897
Petrobank Energy & Resources Ltd.*	9,200	95,545
Petrominerales Ltd.[1]	6,700	108,910
Royal Bank of Canada	3,800	193,889
Suncor Energy, Inc.[1]	6,000	173,036
Teck Resources Ltd., Class B	1,000	35,249
Trican Well Service Ltd.[1]	7,200	124,034
Total Canada common stocks		1,074,109
China: 5.37%
Agile Property Holdings Ltd.[1]	66,000	59,146
AIA Group Ltd.	48,038	149,991
Baidu, Inc. ADR*	800	93,176
BBMG Corp., H Shares	55,500	36,873
Brilliance China Automotive Holdings Ltd.*	26,000	28,053
China Construction Bank Corp., H Shares	327,280	228,396
China Merchants Bank Co., Ltd., H Shares	75,259	152,134
Dongfang Electric Corp. Ltd., H Shares	28,600	84,696
Haier Electronics Group Co., Ltd.*	37,000	33,110
Intime Department Store Group Co., Ltd.[1]	33,000	33,779
Melco Crown Entertainment Ltd. ADR*	7,300	70,226
New World Development Co., Ltd.	114,000	91,886
Xinyi Glass Holdings Ltd.	70,000	40,198
Total China common stocks		1,101,664
Denmark: 1.84%
FLSmidth & Co. A/S	3,181	186,929
Novo Nordisk A/S, Class B	1,660	190,761
Total Denmark common stocks		377,690
Finland: 0.93%
Sampo Oyj, Class A	7,677	190,472

	Shares	Value
France: 2.70%
BNP Paribas SA	4,758	$186,897
Carrefour SA	11,240	256,252
Technip SA	472	44,362
Valeo SA	1,646	65,423
Total France common stocks		552,934
Germany: 7.53%
Allianz SE2	288	27,549
Beiersdorf AG NPV	2,495	141,501
Deutsche Bank AG2	626	23,848
Dialog Semiconductor PLC*	4,150	67,569
E.ON AG	6,497	140,174
Fresenius Medical Care AG & Co. KGaA	3,158	214,580
Fresenius SE & Co KGaA	484	44,776
GEA Group AG	3,492	98,752
HeidelbergCement AG	3,379	143,400
Infineon Technologies AG	18,302	137,766
Kabel Deutschland Holding AG*	2,159	109,578
Lanxess AG	1,224	63,366
MAN SE	1,311	116,568
Metro AG	2,539	92,668
SAP AG	2,326	122,976
Total Germany common stocks		1,545,071
Hong Kong: 1.02%
Emperor Watch & Jewellery Ltd.[1]	560,000	69,940
Hong Kong Exchanges & Clearing Ltd.	5,500	87,883
Shangri-La Asia Ltd.	30,000	51,760
Total Hong Kong common stocks		209,583
Indonesia: 2.14%
Astra International Tbk PT	29,000	236,669
Bank Rakyat Indonesia PT	271,000	201,737
Total Indonesia common stocks		438,406
Ireland: 0.47%
Ryanair Holdings PLC ADR*	3,500	97,510
Israel: 0.81%
Mellanox Technologies Ltd.*	2,000	64,980
Teva Pharmaceutical Industries Ltd.	2,473	100,710
Total Israel common stocks		165,690
Italy: 2.06%
Fiat Industrial SpA*	23,133	198,352
Saipem SpA	3,721	158,203
Tod's SpA	799	65,200
Total Italy common stocks		421,755

UBS International Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Continued)
Japan: 14.66%
Asahi Glass Co., Ltd.	14,000	$117,500
Canon, Inc.[1]	1,500	66,454
DeNA Co., Ltd.	2,100	62,997
Denki Kagaku Kogyo KK	18,000	66,649
FANUC Corp.	1,400	214,265
Isuzu Motors Ltd.	26,000	120,255
ITOCHU Corp.	25,400	258,059
Japan Petroleum Exploration Co.	3,000	117,318
KDDI Corp.	20	128,622
Komatsu Ltd.	3,200	74,793
Makino Milling Machine Co., Ltd.	5,000	30,791
Mitsubishi Corp.	7,700	155,561
Mitsubishi UFJ Financial Group, Inc.	64,000	271,898
Nippon Sheet Glass Co., Ltd.	22,000	41,159
Nissan Motor Co., Ltd.	12,800	115,079
NTT DoCoMo, Inc.	13	23,899
ORIX Corp.	1,660	137,165
OSAKA Titanium Technologies Co.	1,400	61,933
Rakuten, Inc.	83	89,287
Sankyo Co., Ltd.	3,500	177,115
Shin-Etsu Chemical Co., Ltd.	3,600	177,264
Square Enix Holdings Co., Ltd.	4,000	78,524
THK Co., Ltd.	6,200	122,196
Tokio Marine Holdings, Inc.	8,300	183,857
Tokyo Gas Co., Ltd.	25,000	114,980
Total Japan common stocks		3,007,620
Luxembourg: 0.80%
ArcelorMittal	8,935	163,401
Malaysia: 0.51%
Petronas Chemicals Group Bhd	53,700	105,028
Netherlands: 3.79%
ASML Holding NV	3,126	131,388
Gemalto NV	1,760	85,603
Heineken NV	4,252	196,848
ING Groep NV CVA*	8,277	59,561
Royal Dutch Shell PLC, Class A	3,712	136,682
Wolters Kluwer NV	9,669	167,126
Total Netherlands common stocks		777,208
Norway: 2.14%
Storebrand ASA	14,298	74,348
Subsea 7 SA*	4,631	85,948
Telenor ASA	16,960	278,184
Total Norway common stocks		438,480
Russia: 3.03%
Gazprom OAO ADR	12,629	134,625
Mobile Telesystems OJSC ADR	9,550	140,194

	Shares	Value
NovaTek OAO GDR	1,325	$165,890
Sberbank of Russia Federation	63,525	142,931
VTB Bank OJSC GDR	10,553	38,097
Total Russia common stocks		621,737
Singapore: 1.37%
Biosensors International Group Ltd.*	91,000	100,328
Golden Agri-Resources Ltd.	171,000	94,264
Keppel Corp. Ltd.	12,200	87,475
Total Singapore common stocks		282,067
South Africa: 1.72%
MTN Group Ltd.	7,628	135,815
Naspers Ltd., Class N	4,053	177,327
Steinhoff International Holdings Ltd.*	14,017	39,902
Total South Africa common stocks		353,044
South Korea: 2.30%
Hyundai Mobis*	555	141,412
Samsung Electronics Co., Ltd.	360	331,311
Total South Korea common stocks		472,723
Spain: 1.78%
Banco Bilbao Vizcaya Argentaria SA	2,012	17,395
Banco Santander SA	24,823	188,587
Inditex SA	1,382	113,186
Viscofan SA	1,236	45,847
Total Spain common stocks		365,015
Sweden: 1.69%
Elekta AB, Class B	1,946	84,405
Skandinaviska Enskilda Banken AB, Class A	12,023	70,038
Swedish Match AB	2,525	89,633
Trelleborg AB, Class B	7,037	61,095
Volvo AB, Class B	3,754	41,074
Total Sweden common stocks		346,245
Switzerland: 6.45%
Cie Financiere Richemont SA, Class A	1,714	86,694
Credit Suisse Group AG*[2]	1,656	38,910
GAM Holding AG*	6,687	72,615
Nestle SA	7,706	443,015
Novartis AG	8,509	486,462
SGS SA2	80	132,439
Swatch Group AG	943	62,847
Total Switzerland common stocks		1,322,982
Taiwan: 1.67%
HON HAI Precision Industry Co., Ltd.	89,386	244,727
HTC Corp.	6,000	98,484
Total Taiwan common stocks		343,211

UBS International Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Thailand: 1.45%
Home Product Center PCL	175,300	$61,119
Kasikornbank PCL	59,800	235,978
Total Thailand common stocks		297,097
United Kingdom: 18.70%
Afren PLC*	26,270	34,963
Aggreko PLC	7,438	232,988
Anglo American PLC	1,639	60,554
Barclays PLC	72,417	197,992
BG Group PLC	6,736	143,996
BP PLC	52,283	373,905
Croda International PLC	2,259	63,288
HSBC Holdings PLC	15,643	119,294
Imperial Tobacco Group PLC	8,928	337,617
John Wood Group PLC	8,970	89,294
Lloyds Banking Group PLC*	265,790	106,929
Prudential PLC	14,983	148,570
Reckitt Benckiser Group PLC	1,573	77,683
Rio Tinto PLC	4,535	220,089
Sage Group PLC	33,316	152,218
Shire PLC	4,487	156,299
SSE PLC	6,871	137,758
Standard Chartered PLC	6,158	134,748
Telecity Group PLC*	6,364	63,945
Tullow Oil PLC	7,105	154,698
Vodafone Group PLC	150,437	417,962

	Shares	Value
Weir Group PLC	4,124	$130,141
Xstrata PLC	18,554	281,805
Total United Kingdom common stocks		3,836,736
Total common stocks (cost $20,037,227)		19,590,296
Preferred stock: 1.05%
Germany: 1.05%
Volkswagen AG, Preference shares (cost $185,134)	1,441	215,876
Short-term investment: 1.91%
Investment company: 1.91%
UBS Cash Management Prime Relationship Fund[3] (cost $391,107)	391,107	391,107
Investment of cash collateral from securities loaned: 3.14%
UBS Private Money Market Fund LLC[3] (cost $644,154)	644,154	644,154
Total investments: 101.60% (cost $21,257,622)		20,841,433
Liabilities, in excess of cash and other assets: (1.60)%		(327,838)
Net assets: 100.00%		$20,513,595

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same as for book purposes, and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,259,247
Gross unrealized depreciation	(2,675,436)
Net unrealized depreciation of investments	$(416,189)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $222,746 or 1.09% of net assets.

UBS International Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$379,602	$4,182,745	$4,171,240	$391,107	$310
UBS Private Money Market Fund LLC[a]	1,597,843	5,736,957	6,690,646	644,154	59
	$1,977,445	$9,919,702	$10,861,886	$1,035,261	$369

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank plc	AUD	55,000	EUR	41,704	03/05/12	$(1,859)
JPMorgan Chase Bank	AUD	180,000	USD	176,716	03/05/12	(6,104)
JPMorgan Chase Bank	BRL	360,000	USD	190,668	03/05/12	276
JPMorgan Chase Bank	DKK	720,000	USD	129,693	03/05/12	4,253
JPMorgan Chase Bank	EUR	1,070,000	USD	1,432,805	03/05/12	47,256
JPMorgan Chase Bank	GBP	85,000	USD	132,827	03/05/12	899
JPMorgan Chase Bank	HKD	1,370,000	USD	175,851	03/05/12	(586)
JPMorgan Chase Bank	JPY	3,900,000	USD	50,246	03/05/12	(477)
JPMorgan Chase Bank	KRW	298,000,000	USD	256,996	03/05/12	(597)
JPMorgan Chase Bank	MYR	458,000	USD	143,255	03/05/12	(707)
JPMorgan Chase Bank	NOK	1,310,000	USD	222,752	03/05/12	4,212
JPMorgan Chase Bank	SEK	570,000	USD	81,570	03/05/12	(1,006)
JPMorgan Chase Bank	SEK	1,260,000	USD	186,154	03/05/12	3,618
JPMorgan Chase Bank	THB	7,880,000	USD	249,131	03/05/12	406
JPMorgan Chase Bank	TWD	11,600,000	USD	382,334	03/05/12	(1,216)
JPMorgan Chase Bank	USD	642,250	CAD	665,000	03/05/12	9,601
JPMorgan Chase Bank	USD	65,440	CHF	60,000	03/05/12	(1,484)
JPMorgan Chase Bank	USD	501,976	EUR	380,000	03/05/12	(9,912)
JPMorgan Chase Bank	USD	653,985	GBP	420,000	03/05/12	(2,106)
JPMorgan Chase Bank	USD	877,399	JPY	68,000,000	03/05/12	6,994
JPMorgan Chase Bank	USD	504,098	MXN	7,120,000	03/05/12	3,536
JPMorgan Chase Bank	USD	151,101	PLN	515,000	03/05/12	(2,736)
JPMorgan Chase Bank	USD	525,191	SEK	3,650,000	03/05/12	3,583
JPMorgan Chase Bank	USD	338,897	SGD	440,000	03/05/12	297
JPMorgan Chase Bank	ZAR	2,400,000	USD	283,099	03/05/12	(11,339)
Net unrealized appreciation on forward foreign currency contracts						$44,802

UBS International Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$19,590,296	$—	$—	$19,590,296
Preferred stock	215,876	—	—	215,876
Short-term investment	—	391,107	—	391,107
Investment of cash collateral from securities loaned	—	644,154	—	644,154
Forward foreign currency contracts	—	44,802	—	44,802
Total	$19,806,172	$1,080,063	$—	$20,886,235

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Market Neutral Multi-Strategy Fund (the "Fund") declined 1.08% (Class A shares declined 6.48% after the deduction of the maximum sales charge), while Class Y shares declined 0.97%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.02% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 23; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance versus its benchmark was driven by the negative returns generated by the event-driven and the European fundamental sleeves.

During the reporting period, the various sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. The use of these derivatives during the period was successful in helping to manage risk in the Fund.

Portfolio performance summary1

What worked

•  The global quantitative sleeve was the largest positive contributor to performance during the reporting period. This sleeve is based on our proprietary multi-factor model that captures key fundamental-driven investment themes: valuation, capital use, quality, growth and market behavior. Each factor is designed to have zero correlation to all other factors. In particular, the sleeve's overweight to the information technology sector and underweight to the financials sector added the most value. From a country perspective, the sleeve's overweight to Japan and underweights to Canada and Germany were the most positive for performance.

•  The US fundamental sleeve added value during the reporting period, primarily due to stock selection in the health care sector. Early in 2011, our research identified a compelling set of uncorrelated opportunities within the health care sector. One such opportunity was a biotech company that was developing a promising Hepatitis C treatment that our proprietary analysis suggested was grossly undervalued. At the end of the review period, our view was rewarded when a bid was made for the company at a premium of 89%, supporting our original investment thesis. The information technology sector also contributed positively, building on a successful track record from the previous three years.

What didn't work

•  The event-driven sleeve detracted the most from results during the reporting period. The event-driven sleeve seeks to identify and capitalize on specific events, such as reconstitutions in major global equity indexes. After a positive start into 2011, the sleeve experienced difficulties in June and October. In June, the sleeve's negative performance was mainly attributed to Russell Investments' annual reconstitution of its indexes, while in October, the sleeve was hurt by its trades related to the third quarter initial public offering (IPO) additions to the Russell indexes. The strategy's positive performance at the end of the reporting period helped to offset some of its prior weakness.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Market Neutral Multi-Strategy Fund

•  The European fundamental sleeve also detracted from results during the reporting period. The ongoing European sovereign debt crisis and increased expectations for recession in Europe negatively impacted the sleeve during the first half of the period. Solid performance in the second half of the review period was not enough to offset its earlier weakness.

•  Overall, our strategic allocation among the various sleeves was not rewarded. In particular, we reduced the Fund's weighting in the global quantitative sleeve from 40% to 20% just prior to the start of the review period. This sleeve then performed strongly during the period, and the Fund did not fully benefit from its outperformance. As of December 31, 2011, the sleeve weightings were: US fundamental 27%, European fundamental 27%, event-driven 26%, global quantitative 20%.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(1.08)%	(2.58)%	(2.71)%
Class C3	(1.50)	(3.30)	(3.38)
Class Y4	(0.97)	(2.38)	(2.44)
After deducting maximum sales charge
Class A2	(6.48)%	(7.91)%	(6.29)%
Class C3	(2.48)	(4.27)	(3.38)
Citigroup Three-Month US Treasury Bill Index[5]	0.02%	0.08%	0.10%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—5.30% and 4.17%; Class C—5.98% and 4.98%; Class Y—4.87% and 3.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Market Neutral Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Market Neutral Multi-Strategy Fund

Top ten equity holdings (unaudited)1,2

As of December 31, 2011

Percentage of net assets
Imperial Tobacco Group PLC	1.5%
Telenor ASA	1.4
Enagas SA	1.1
Fresenius Medical Care AG & Co. KGaA	1.1
BAE Systems PLC	1.0
Linde AG	1.0
Sampo Oyj, Class A	0.9
Vinci SA	0.9
Illinois Tool Works, Inc.	0.9
FedEx Corp.	0.9
Total	10.7%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS Market Neutral Multi-Strategy Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	2.09%
Air freight & logistics	1.15
Airlines	0.21
Auto components	0.36
Automobiles	0.26
Beverages	2.03
Biotechnology	2.76
Building products	0.23
Capital markets	1.88
Chemicals	2.73
Commercial banks	1.39
Communications equipment	0.49
Computers & peripherals	1.26
Construction & engineering	1.52
Construction materials	0.24
Consumer finance	0.16
Containers & packaging	0.09
Distributors	0.21
Diversified consumer services	0.58
Diversified financial services	0.31
Diversified telecommunication services	3.94
Electric utilities	3.92
Electrical equipment	0.05
Electronic equipment, instruments & components	0.34
Energy equipment & services	1.40
Food & staples retailing	1.45
Food products	1.57
Gas utilities	1.20
Health care equipment & supplies	1.11
Health care providers & services	1.77
Hotels, restaurants & leisure	0.65
Household durables	0.09
Household products	0.61
Independent power producers & energy traders	0.29
Industrial conglomerates	0.20
Insurance	1.82
Internet & catalog retail	0.60
Internet software & services	0.53
IT services	1.50
Leisure equipment & products	0.18
Life sciences tools & services	0.74
Machinery	2.37
Marine	0.07
Media	2.25
Metals & mining	3.25
Multiline retail	0.36
Oil, gas & consumable fuels	3.73
Pharmaceuticals	2.57
Professional services	0.34
Real estate investment trust (REIT)	1.63
Real estate management & development	0.30
Road & rail	0.80
Semiconductors & semiconductor equipment	2.95
Software	3.25%
Specialty retail	1.87
Textiles, apparel & luxury goods	0.76
Thrifts & mortgage finance	0.14
Tobacco	1.57
Trading companies & distributors	0.10
Transportation infrastructure	0.18
Wireless telecommunication services	0.11
Total common stocks	72.51%
Preferred stock	0.21
Investment company
iShares II PLC	1.27
Rights	0.00[2]
Short-term investment	45.19
Total investments before investments sold short	119.18%
Investments sold short
Common stocks
Aerospace & defense	(0.08)
Air freight & logistics	(0.66)
Airlines	(0.17)
Auto components	(0.52)
Automobiles	(0.29)
Beverages	(1.59)
Biotechnology	(0.31)
Building products	(1.28)
Capital markets	(1.05)
Chemicals	(2.60)
Commercial banks	(1.89)
Commercial services & supplies	(0.24)
Communications equipment	(0.72)
Computers & peripherals	(1.04)
Construction & engineering	(0.29)
Construction materials	(0.21)
Consumer finance	(0.28)
Containers & packaging	(0.09)
Distributors	(0.29)
Diversified consumer services	(0.12)
Diversified financial services	(0.24)
Diversified telecommunication services	(2.98)
Electric utilities	(1.99)
Electrical equipment	(1.91)
Electronic equipment, instruments & components	(0.14)
Energy equipment & services	(0.91)
Food & staples retailing	(1.86)
Food products	(4.81)
Gas utilities	(1.20)
Health care equipment & supplies	(1.58)
Health care providers & services	(1.59)
Hotels, restaurants & leisure	(1.38)
Household durables	(0.34)
Household products	(0.62)

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2011

Investments sold short—(Concluded)
Common stocks—(Concluded)
Independent power producers & energy traders	(0.71)%
Industrial conglomerates	(0.99)
Insurance	(2.44)
Internet & catalog retail	(0.57)
Internet software & services	(0.48)
IT services	(1.89)
Leisure equipment & products	(0.09)
Life sciences tools & services	(0.87)
Machinery	(3.18)
Marine	(0.23)
Media	(1.57)
Metals & mining	(3.57)
Multiline retail	(1.12)
Multi-utilities	(2.26)
Oil, gas & consumable fuels	(4.10)
Paper & forest products	(0.20)
Pharmaceuticals	(4.55)
Professional services	(0.21)
Real estate investment trust (REIT)	(1.05)
Real estate management & development	(0.32)
Road & rail	(0.71)
Semiconductors & semiconductor equipment	(1.61)
Software	(2.32)
Specialty retail	(1.23)
Textiles, apparel & luxury goods	(0.45)
Thrifts & mortgage finance	(0.06)
Trading companies & distributors	(1.36)
Transportation infrastructure	(0.10)
Water utilities	(0.66)
Wireless telecommunication services	(0.10)
Total common stocks	(74.27)%
Preferred stock	(0.07)
Total investments sold short	(74.34)%
Total investments, net of investments sold short	44.84
Cash and other assets, less liabilities	55.16
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Market Neutral Multi-Strategy Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

2  Amount represents less than 0.005%.

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 72.51%
Australia: 0.54%
Charter Hall Office REIT	4,970	$17,842
CSL Ltd.	532	17,412
Echo Entertainment Group Ltd.*	1,187	4,359
Fairfax Media Ltd.	17,510	12,895
OneSteel Ltd.	9,333	6,682
Suncorp Group Ltd.	2,089	17,905
Telstra Corp. Ltd.	5,784	19,700
Total Australia common stocks		96,795
Austria: 0.53%
Telekom Austria AG1	8,030	96,246
Belgium: 1.71%
Anheuser-Busch InBev NV	552	33,796
Delhaize Group SA	241	13,539
KBC Groep NV	470	5,919
Nyrstar NV*	13,744	108,508
UCB SA NPV	3,494	147,014
Total Belgium common stocks		308,776
Canada: 0.31%
Ensign Energy Services, Inc.	900	14,356
Precision Drilling Corp.*	1,300	13,399
Teck Resources Ltd., Class B	400	14,100
Trican Well Service Ltd.	800	13,781
Total Canada common stocks		55,636
China: 0.24%
Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd., H Shares	2,820	3,035
New World Development Co., Ltd.	12,000	9,672
NWS Holdings Ltd.	14,000	20,622
Yangzijiang Shipbuilding Holdings Ltd.	15,000	10,524
Total China common stocks		43,853
Denmark: 0.99%
Carlsberg A/S, Class B1	1,752	123,545
FLSmidth & Co. A/S	429	25,210
H Lundbeck A/S	715	13,445
TDC A/S	2,008	16,104
Total Denmark common stocks		178,304
Finland: 1.11%
Orion Oyj, Class B	730	14,219
Sampo Oyj, Class A1	6,891	170,971
Wartsila Oyj	562	16,235
Total Finland common stocks		201,425

	Shares	Value
France: 2.86%
BNP Paribas SA1	139	$5,460
Cap Gemini SA	701	21,906
EDF SA1	2,861	69,614
Eiffage SA	2,188	52,969
France Telecom SA1	6,981	109,642
LVMH Moet Hennessy Louis Vuitton SA1	405	57,344
Total SA	320	16,359
Vinci SA1	3,888	169,882
Vivendi SA	659	14,431
Total France common stocks		517,607
Germany: 3.71%
Allianz SE1	841	80,448
Fresenius Medical Care AG & Co. KGaA[1]	2,893	196,574
Hamburger Hafen und Logistik AG	419	12,378
HeidelbergCement AG	370	15,702
Kabel Deutschland Holding AG*	288	14,617
Linde AG1	1,245	185,224
Salzgitter AG1	789	39,447
SAP AG1	2,089	110,446
Suedzucker AG	517	16,494
Total Germany common stocks		671,330
Greece: 0.37%
Hellenic Telecommunications Organization SA1	14,994	55,889
OPAP SA	1,190	10,520
Total Greece common stocks		66,409
Hong Kong: 0.19%
Hopewell Holdings Ltd.	6,000	15,343
Shangri-La Asia Ltd.	666	1,149
Swire Pacific Ltd., Class A	1,500	18,106
Total Hong Kong common stocks		34,598
Ireland: 0.46%
Accenture PLC, Class A1	300	15,969
Experian PLC	1,448	19,688
Kerry Group PLC, Class A1	1,275	46,675
Total Ireland common stocks		82,332
Israel: 0.15%
Israel Corp., Ltd.	17	10,673
NICE Systems Ltd.*	496	16,944
Total Israel common stocks		27,617
Italy: 1.11%
Atlantia SpA	1,273	20,381
Azimut Holding SpA[1]	10,444	83,739
Enel SpA	6,249	25,428
Fiat SpA	1,663	7,641

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Continued)
Italy—(Concluded)
Finmeccanica SpA[1]	8,727	$32,281
Intesa Sanpaolo SpA	7,355	12,318
Mediaset SpA	3,978	11,007
UniCredit SpA	860	7,147
Total Italy common stocks		199,942
Japan: 3.20%
AOKI Holdings, Inc.	2,500	40,795
Aozora Bank Ltd.	8,000	22,035
Asahi Glass Co., Ltd.	2,000	16,786
Asahi Group Holdings Ltd.	900	19,761
Bridgestone Corp.	800	18,137
Central Glass Co., Ltd.	4,000	19,332
Central Japan Railway Co.	3	25,335
Dainippon Sumitomo Pharma Co., Ltd.	2,000	22,788
Eisai Co., Ltd.	400	16,552
Fujitsu Ltd.	3,000	15,591
Gunma Bank Ltd.	3,000	16,487
Hachijuni Bank Ltd.	3,000	17,111
Hokuhoku Financial Group, Inc.	9,000	17,539
JTEKT Corp.	1,200	11,802
KDDI Corp.	3	19,293
Makino Milling Machine Co., Ltd.	2,000	12,316
Marubeni Corp.	3,000	18,280
Mitsubishi UFJ Financial Group, Inc.	3,800	16,144
Mizuho Financial Group, Inc.	11,820	15,971
Mori Seiki Co., Ltd.	1,300	11,586
Nippon Meat Packers, Inc.	1,000	12,420
Nishi-Nippon City Bank Ltd.	6,000	17,228
NTT Data Corp.	5	15,967
Oriental Land Co., Ltd.	200	21,125
Sapporo Holdings Ltd.	4,000	15,123
Sekisui Chemical Co., Ltd.	2,000	16,500
Sumitomo Rubber Industries Ltd.	1,500	18,007
Toho Co., Ltd.	1,000	17,825
Toyota Industries Corp.	500	13,609
Tsumura & Co.	500	14,746
Yamada Denki Co., Ltd.	230	15,658
Yamazaki Baking Co., Ltd.	2,000	26,270
Total Japan common stocks		578,119
Luxembourg: 0.34%
ArcelorMittal	2,761	50,492
Ternium SA ADR	600	11,034
Total Luxembourg common stocks		61,526
Macau: 0.11%
Sands China Ltd.*	6,800	19,218

	Shares	Value
Mexico: 0.10%
Fresnillo PLC	793	$18,805
Netherlands: 1.03%
ASML Holding NV	491	20,637
Koninklijke Ahold NV	1,780	23,971
Koninklijke DSM NV1	345	16,008
Koninklijke KPN NV	1,250	14,957
Koninklijke Philips Electronics NV	728	15,339
LyondellBasell Industries NV, Class A1	400	12,996
Wolters Kluwer NV1	4,775	82,534
Total Netherlands common stocks		186,442
Norway: 2.16%
Petroleum Geo-Services ASA*	2,601	28,463
Renewable Energy Corp. ASA*	165,000	91,592
Statoil ASA	734	18,838
Telenor ASA[1]	15,123	248,053
Yara International ASA	114	4,575
Total Norway common stocks		391,521
Portugal: 0.50%
Portugal Telecom SGPS SA1	15,597	89,830
Singapore: 0.45%
Golden Agri-Resources Ltd.	33,000	18,191
Jardine Cycle & Carriage Ltd.	1,000	37,100
Olam International Ltd.	8,000	13,137
UOL Group Ltd.	4,000	12,336
Total Singapore common stocks		80,764
Spain: 1.83%
Acciona SA1	609	52,597
EDP Renovaveis SA*[1]	3,319	20,310
Enagas SA1	10,793	199,615
Fomento de Construcciones y Contratas SA	634	16,444
Gamesa Corp.Tecnologica SA	2,313	9,609
Gas Natural SDG SA	893	15,331
Repsol YPF SA	551	16,926
Total Spain common stocks		330,832
Sweden: 0.71%
Getinge AB, Class B	694	17,587
Hennes & Mauritz AB, Class B	964	30,999
Lundin Petroleum AB*	1,426	35,059
Scania AB, Class B	1,753	25,982
Swedish Match AB	543	19,275
Total Sweden common stocks		128,902

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Continued)
Switzerland: 1.84%
Actelion Ltd.*	374	$12,841
Aryzta AG	1,987	96,039
Ferrexpo PLC	2,369	9,889
Kuehne & Nagel International AG	120	13,478
Meyer Burger Technology AG*	407	6,370
Nestle SA	285	16,385
Novartis AG1	1,910	109,195
Roche Holding AG (Non-voting)	253	42,880
Straumann Holding AG1	153	26,404
Total Switzerland common stocks		333,481
United Kingdom: 8.44%
Aberdeen Asset Management PLC[1]	31,990	105,323
BAE Systems PLC[1]	42,620	188,704
BG Group PLC[1]	1,688	36,084
BP PLC	1,412	10,098
British Land Co., PLC	32	230
Croda International PLC	596	16,698
Drax Group PLC	2,259	19,120
Ensco PLC ADR[1]	1,400	65,688
Home Retail Group PLC	6,699	8,677
Imperial Tobacco Group PLC[1]	6,990	264,331
Inmarsat PLC	7,468	46,936
Investec PLC	8,920	46,961
Lonmin PLC	3,166	48,185
Premier Oil PLC*	2,570	14,488
Reed Elsevier PLC[1]	4,702	37,898
Sage Group PLC[1]	19,374	88,518
Smith & Nephew PLC	1,734	16,844
SSE PLC[1]	7,283	146,019
Tesco PLC[1]	16,848	105,562
Tullow Oil PLC[1]	600	13,064
Vedanta Resources PLC[1]	5,787	91,220
Xstrata PLC[1]	10,264	155,893
Total United Kingdom common stocks		1,526,541
United States: 37.52%
Acorda Therapeutics, Inc.*[1]	2,300	54,832
Adobe Systems, Inc.*[1]	4,300	121,561
Aeropostale, Inc.*[1]	1,000	15,250
Aflac, Inc.[1]	800	34,608
Agilent Technologies, Inc.*[1]	400	13,972
Alaska Air Group, Inc.*[1]	300	22,527
Alexion Pharmaceuticals, Inc.*[1]	1,800	128,700
Allergan, Inc.[1]	400	35,096
Alliant Techsystems, Inc.[1]	300	17,148
Amazon.com, Inc.*[1]	575	99,533
American Campus Communities, Inc.	700	29,372
Amgen, Inc.[1]	300	19,263
Amylin Pharmaceuticals, Inc.*[1]	3,400	38,692

	Shares	Value
Analog Devices, Inc.[1]	400	$14,312
Angie's List, Inc.*	2,200	35,420
ANN, Inc.*[1]	600	14,868
Annaly Capital Management, Inc.[1]	1,100	17,556
Apollo Group, Inc., Class A*[1]	1,300	70,031
Apple, Inc.*[1]	230	93,150
Arch Coal, Inc.[1]	1,000	14,510
Ashland, Inc.[1]	300	17,148
Atlas Air Worldwide Holdings, Inc.*[1]	300	11,529
Autodesk, Inc.*[1]	1,400	42,462
Baxter International, Inc.[1]	700	34,636
Biogen Idec, Inc.*[1]	150	16,508
Bio-Rad Laboratories, Inc., Class A*[1]	1,100	105,644
Boise, Inc.[1]	2,300	16,376
Brinker International, Inc.[1]	700	18,732
Broadcom Corp., Class A*[1]	2,500	73,400
C.H. Robinson Worldwide, Inc.[1]	300	20,934
CA, Inc.[1]	800	16,172
Capital One Financial Corp.[1]	300	12,687
Career Education Corp.*[1]	900	7,173
Carnival Corp.[1]	1,300	42,432
CBL & Associates Properties, Inc.[1]	1,000	15,700
Celanese Corp., Series A1	2,300	101,821
CF Industries Holdings, Inc.[1]	138	20,007
Citigroup, Inc.[1]	640	16,838
Cliffs Natural Resources, Inc.[1]	260	16,211
CME Group, Inc.	100	24,367
Coach, Inc.[1]	1,300	79,352
Colgate-Palmolive Co.[1]	1,200	110,868
Comcast Corp., Class A1	1,400	33,194
Comerica, Inc.[1]	500	12,900
Commercial Metals Co.[1]	1,200	16,596
Complete Production Services, Inc.*[1]	500	16,780
Compuware Corp.*	7,163	59,596
Cousins Properties, Inc.	14,120	90,509
Cubist Pharmaceuticals, Inc.*[1]	500	19,810
Dell, Inc.*[1]	1,000	14,630
Delta Air Lines, Inc.*[1]	1,900	15,371
Diamond Offshore Drilling, Inc.[1]	300	16,578
Digital Domain Media Group, Inc.*	7,160	43,533
Discover Financial Services[1]	700	16,800
Dover Corp.[1]	1,900	110,295
Dow Chemical Co.[1]	2,800	80,528
Dun & Bradstreet Corp.[1]	300	22,449
Eastman Chemical Co.[1]	400	15,624
Eastman Kodak Co.*[1]	4,900	3,183
EchoStar Corp., Class A*[1]	500	10,470
Edison International[1]	3,500	144,900
EOG Resources, Inc.[1]	1,230	121,167
EQT Corp.	1,300	71,227
Equifax, Inc.[1]	500	19,370
Expeditors International Washington, Inc.[1]	400	16,384

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Continued)
United States—(Continued)
Federal Realty Investment Trust[1]	200	$18,150
FedEx Corp.[1]	1,900	158,669
Fidelity National Information Services, Inc.[1]	2,700	71,793
FirstEnergy Corp.[1]	2,800	124,040
Flextronics International Ltd.*[1]	2,800	15,848
GameStop Corp., Class A*[1]	4,100	98,933
General Dynamics Corp.[1]	1,900	126,179
General Motors Co.*[1]	2,000	40,540
Georgia Gulf Corp.*[1]	700	13,643
Gilead Sciences, Inc.*	1,500	61,395
Hasbro, Inc.[1]	400	12,756
HCA Holdings, Inc.*[1]	2,100	46,263
Helix Energy Solutions Group, Inc.*[1]	1,000	15,800
Hertz Global Holdings, Inc.*[1]	7,100	83,212
Hess Corp.[1]	1,100	62,480
Hewlett-Packard Co.[1]	3,400	87,584
HollyFrontier Corp.[1]	976	22,838
Hudson City Bancorp, Inc.[1]	2,200	13,750
Illinois Tool Works, Inc.[1]	3,600	168,156
Imperva, Inc.*	1,400	48,734
International Business Machines Corp.[1]	135	24,824
Interpublic Group of Cos., Inc.[1]	2,400	23,352
Intersil Corp., Class A1	9,200	96,048
Intuit, Inc.[1]	400	21,036
InvenSense, Inc.*	3,630	36,155
Invesco Ltd.	900	18,081
ITT Educational Services, Inc.*[1]	300	17,067
JPMorgan Chase & Co.[1]	500	16,625
KBR, Inc.[1]	400	11,148
Kimco Realty Corp.[1]	1,000	16,240
Kinder Morgan, Inc.[1]	600	19,302
KKR & Co. LP1	1,100	14,113
KLA-Tencor Corp.[1]	500	24,125
Kohl's Corp.[1]	900	44,415
Kraft Foods, Inc., Class A1	800	29,888
Kroger Co.[1]	4,400	106,568
Landstar System, Inc.[1]	300	14,376
Lear Corp.[1]	400	15,920
Lender Processing Services, Inc.[1]	900	13,563
Liberty Property Trust[1]	500	15,440
Lowe's Cos., Inc.[1]	2,600	65,988
Mack-Cali Realty Corp.[1]	500	13,345
Macy's, Inc.[1]	600	19,308
Magellan Health Services, Inc.*[1]	300	14,841
Manning & Napier, Inc.*	2,880	35,971
Marathon Oil Corp.[1]	400	11,708
Marathon Petroleum Corp.[1]	200	6,658
Marvell Technology Group Ltd.*[1]	3,200	44,320
Masco Corp.[1]	500	5,240

	Shares	Value
Mattress Firm Holding Corp.*	1,680	$38,959
Maxim Integrated Products, Inc.[1]	700	18,228
Medtronic, Inc.[1]	1,400	53,550
MEMC Electronic Materials, Inc.*	15,800	62,252
Merck & Co., Inc.[1]	1,300	49,010
MetLife, Inc.	400	12,472
Microsoft Corp.[1]	700	18,172
Molson Coors Brewing Co., Class B1	900	39,186
Monster Worldwide, Inc.*	7,600	60,268
Morgan Stanley[1]	1,300	19,669
Motorola Solutions, Inc.[1]	300	13,887
NewLink Genetics Corp.*	5,650	39,776
NextEra Energy, Inc.[1]	2,400	146,112
Noble Corp.*[1]	2,300	69,506
Norfolk Southern Corp.[1]	300	21,858
Novellus Systems, Inc.*[1]	500	20,645
NRG Energy, Inc.*[1]	700	12,684
PACCAR, Inc.[1]	1,400	52,458
PepsiCo, Inc.[1]	2,050	136,018
Pharmasset, Inc.*[1]	700	89,740
Polaris Industries, Inc.[1]	300	16,794
Power-One, Inc.*[1]	2,200	8,602
Principal Financial Group, Inc.[1]	600	14,760
QLogic Corp.*[1]	1,100	16,500
Radian Group, Inc.[1]	4,500	10,530
RadioShack Corp.[1]	1,400	13,594
Rayonier, Inc.[1]	350	15,620
SEI Investments Co.[1]	800	13,880
ServiceSource International, Inc.*[1]	3,500	54,915
Skyworks Solutions, Inc.*	2,700	43,794
SL Green Realty Corp.[1]	200	13,328
Smithfield Foods, Inc.*[1]	800	19,424
Sotheby's1	400	11,412
Stone Energy Corp.*[1]	600	15,828
Symantec Corp.*[1]	2,900	45,385
Tellabs, Inc.	15,600	63,024
Teradyne, Inc.*[1]	1,200	16,356
Tesoro Corp.*[1]	800	18,688
Textron, Inc.[1]	800	14,792
Time Warner, Inc.[1]	1,600	57,824
Ultra Petroleum Corp.*[1]	4,100	121,483
UnitedHealth Group, Inc.[1]	900	45,612
US Bancorp[1]	1,200	32,460
Valero Energy Corp.[1]	700	14,735
Veeco Instruments, Inc.*[1]	400	8,320
Ventas, Inc.[1]	300	16,539
Viacom, Inc., Class B1	1,600	72,656
Visa, Inc., Class A1	500	50,765
Vulcan Materials Co.[1]	700	27,545
W&T Offshore, Inc.[1]	700	14,847
Waters Corp.*[1]	200	14,810
Weingarten Realty Investors[1]	700	15,274

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
WellCare Health Plans, Inc.*[1]	300	$15,750
Wells Fargo & Co.[1]	2,000	55,120
Zeltiq Aesthetics, Inc.*	3,000	34,080
Zimmer Holdings, Inc.*[1]	300	16,026
Total United States common stocks		6,785,242
Total common stocks (cost $14,137,482)		13,112,093
Preferred stock: 0.21%
Germany: 0.21%
Volkswagen AG, Preference shares[1] (cost $44,510)	252	37,752
Investment company: 1.27%
iShares II PLC (cost $233,195)	11,381	229,197
	Number of rights
Rights: 0.00%[2]
France: 0.00%[2]
Sanofi-Aventis SA, expires 12/31/20*[1] (cost $1,177)	500	600
	Shares
Short-term investment: 45.19%
Investment company: 45.19%
UBS Cash Management Prime Relationship Fund[3] (cost $8,171,641)	8,171,641	8,171,641
Total investments before investments sold short: 119.18% (cost $22,588,005)		21,551,283
Investments sold short: (74.34)%
Common stocks: (74.27)%
Australia: (0.97)%
ASX Ltd.	(551)	(17,234)
BlueScope Steel Ltd.	(56,473)	(23,393)
Caltex Australia Ltd.	(556)	(6,693)
CSR Ltd.	(6,240)	(12,509)
Dexus Property Group	(18,627)	(15,813)
DUET Group	(4,403)	(7,904)
Lynas Corp. Ltd.	(9,103)	(9,730)
Newcrest Mining Ltd.	(485)	(14,683)
Origin Energy Ltd.	(1,106)	(15,090)
Paladin Energy Ltd.	(7,259)	(10,172)
Ramsay Health Care Ltd.	(935)	(18,438)

	Shares	Value
Tatts Group Ltd.	(2,420)	$(6,039)
Transurban Group	(3,195)	(18,365)
Total Australia common stocks		(176,063)
Austria: (0.58)%
Erste Group Bank AG	(935)	(16,472)
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	(3,300)	(88,687)
Total Austria common stocks		(105,159)
Belgium: (0.32)%
Colruyt SA	(1,519)	(57,504)
Bermuda: (0.13)%
Frontline Ltd.	(1,301)	(5,542)
Seadrill Ltd.	(513)	(17,155)
Total Bermuda common stocks		(22,697)
Canada: (0.94)%
BCE, Inc.	(400)	(16,675)
Crescent Point Energy Corp.	(400)	(17,630)
Fairfax Financial Holdings Ltd.	(50)	(21,448)
Fortis, Inc.	(500)	(16,378)
George Weston Ltd.	(100)	(6,684)
Ivanhoe Mines Ltd.	(700)	(12,430)
Onex Corp.	(400)	(13,028)
Potash Corp. of Saskatchewan, Inc.	(340)	(14,054)
Provident Energy Ltd.	(2,100)	(20,304)
Ritchie Bros Auctioneers, Inc.	(700)	(15,391)
Uranium One, Inc.	(7,100)	(15,054)
Total Canada common stocks		(169,076)
China: 0.00%[2]
China CITIC Bank, H Shares	(1,200)	(675)
Denmark: (0.93)%
H Lundbeck A/S	(3,293)	(61,923)
Novo Nordisk A/S, Class B	(453)	(52,057)
William Demant Holding A/S	(659)	(54,801)
Total Denmark common stocks		(168,781)
Finland: (1.17)%
Fortum Oyj	(1,807)	(38,565)
Metso Oyj	(2,949)	(109,350)
Nokia Oyj	(10,126)	(49,434)
Sampo Oyj, Class A	(606)	(15,036)
Total Finland common stocks		(212,385)
France: (5.00)%
Air France-KLM	(1,184)	(6,088)
Air Liquide SA	(77)	(9,526)
Alcatel-Lucent	(11,590)	(18,105)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
France—(Concluded)
Alstom SA	(315)	$(9,552)
Atos	(171)	(7,505)
Carrefour SA	(476)	(10,852)
Cie de Saint-Gobain	(1,535)	(58,935)
Cie Generale des Etablissements Michelin, Class B	(117)	(6,916)
Cie Generale d'Optique Essilor International SA	(333)	(23,510)
Danone	(2,533)	(159,229)
Dassault Systemes SA	(1,597)	(128,004)
Edenred	(606)	(14,918)
Iliad SA	(199)	(24,558)
Legrand SA	(3,070)	(98,738)
Pernod-Ricard SA	(2,001)	(185,585)
Publicis Groupe SA	(1,742)	(80,139)
Renault SA	(823)	(28,546)
Unibail-Rodamco SE	(129)	(23,191)
Vallourec SA	(165)	(10,712)
Total France common stocks		(904,609)
Germany: (3.08)%
Axel Springer AG	(370)	(15,901)
Commerzbank AG	(4,484)	(7,562)
Deutsche Bank AG	(926)	(35,277)
Deutsche Lufthansa AG	(879)	(10,449)
GEA Group AG	(3,910)	(110,572)
Hochtief AG	(238)	(13,768)
K&S AG NPV	(780)	(35,252)
Merck KGaA	(1,973)	(196,701)
RWE AG	(1,716)	(60,298)
Siemens AG	(262)	(25,073)
ThyssenKrupp AG	(1,055)	(24,202)
United Internet AG	(1,177)	(21,022)
Total Germany common stocks		(556,077)
Hong Kong: (0.07)%
Orient Overseas International Ltd.	(2,000)	(11,678)
Shangri-La Asia Ltd.	(666)	(1,149)
Total Hong Kong common stocks		(12,827)
Ireland: (0.34)%
James Hardie Industries SE CDI	(3,004)	(20,954)
Seagate Technology PLC	(1,821)	(29,865)
Warner Chilcott PLC, Class A	(700)	(10,591)
Total Ireland common stocks		(61,410)
Italy: (2.48)%
Assicurazioni Generali SpA	(5,908)	(88,928)
Banco Popolare SC	(31,434)	(40,684)

	Shares	Value
Luxottica Group SpA	(1,638)	$(46,004)
Pirelli & Co. SpA NPV	(1,690)	(14,228)
Snam Rete Gas SpA	(23,488)	(103,540)
Terna-Rete Elettrica Nazionale SpA	(41,926)	(141,300)
Unione di Banche Italiane SCPA	(3,432)	(14,063)
Total Italy common stocks		(448,747)
Japan: (2.77)%
Acom Co., Ltd.	(1,070)	(19,156)
All Nippon Airways Co., Ltd.	(5,000)	(13,966)
Benesse Holdings, Inc.	(300)	(14,519)
Chiyoda Corp.	(2,000)	(20,346)
Chugoku Electric Power Co., Inc.	(1,000)	(17,526)
Cosmo Oil Co., Ltd.	(6,000)	(16,760)
Daito Trust Construction Co., Ltd.	(200)	(17,150)
Denki Kagaku Kogyo KK	(3,000)	(11,108)
Denso Corp.	(400)	(11,048)
Electric Power Development Co., Ltd.	(700)	(18,616)
Hitachi Chemical Co., Ltd.	(900)	(15,856)
JSR Corp.	(1,000)	(18,449)
Kaneka Corp.	(3,000)	(15,980)
Kawasaki Kisen Kaisha Ltd.	(5,000)	(9,030)
Mazda Motor Corp.	(2,000)	(3,534)
McDonald's Holdings Co. Japan Ltd.	(700)	(18,889)
Mitsubishi Gas Chemical Co., Inc.	(3,000)	(16,643)
NEC Corp.	(7,000)	(14,187)
Nippon Yusen KK	(4,000)	(10,238)
Nissin Foods Holdings Co., Ltd.	(500)	(19,586)
Nitto Denko Corp.	(300)	(10,734)
Odakyu Electric Railway Co., Ltd.	(3,000)	(28,998)
Olympus Corp.	(900)	(11,833)
Senshu Ikeda Holdings, Inc.	(11,800)	(17,324)
Square Enix Holdings Co., Ltd.	(1,000)	(19,631)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(17,513)
Tobu Railway Co., Ltd.	(4,000)	(20,424)
Unicharm Corp.	(400)	(19,722)
Yakult Honsha Co., Ltd.	(600)	(18,903)
Yamaha Corp.	(1,700)	(15,593)
Yamato Holdings Co., Ltd.	(1,100)	(18,536)
Total Japan common stocks		(501,798)
Jersey (Channel Islands): (0.09)%
Heritage Oil PLC	(5,354)	(16,006)
Netherlands: (1.50)%
Koninklijke KPN NV	(8,864)	(106,061)
PostNL NV	(2,256)	(7,183)
Unilever NV CVA	(4,586)	(157,704)
Total Netherlands common stocks		(270,948)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Norway: (1.53)%
Renewable Energy Corp. ASA	(11,462)	$(6,363)
Subsea 7 SA	(4,708)	(87,377)
Telenor ASA	(1,107)	(18,157)
Yara International ASA	(4,113)	(165,047)
Total Norway common stocks		(276,944)
Portugal: (0.09)%
Jeronimo Martins, SGPS, SA	(965)	(15,974)
Singapore: (0.51)%
Ascendas Real Estate Investment Trust	(10,000)	(14,109)
CapitaMall Trust	(11,000)	(14,417)
DBS Group Holdings Ltd.	(2,000)	(17,763)
Global Logistic Properties Ltd.	(10,000)	(13,531)
Keppel Land Ltd.	(6,000)	(10,269)
Singapore Technologies Engineering Ltd.	(3,000)	(6,222)
Wilmar International Ltd.	(4,000)	(15,420)
Total Singapore common stocks		(91,731)
Spain: (1.10)%
Acerinox SA	(3,992)	(51,201)
Distribuidora Internacional de Alimentacion SA	(546)	(2,470)
EDP Renovaveis SA	(2,882)	(17,635)
Iberdrola SA	(1,332)	(8,342)
Indra Sistemas SA	(3,339)	(42,511)
Telefonica SA	(4,462)	(77,298)
Total Spain common stocks		(199,457)
Sweden: (0.82)%
Atlas Copco AB, Class A	(1,038)	(22,322)
Boliden AB	(929)	(13,566)
Hennes & Mauritz AB, Class B	(518)	(16,657)
Holmen AB, Class B	(574)	(16,489)
Modern Times Group AB, Class B	(304)	(14,524)
Skandinaviska Enskilda Banken AB, Class A	(1,829)	(10,655)
Skanska AB, Class B	(1,051)	(17,410)
Svenska Handelsbanken AB, Class A	(596)	(15,675)
Volvo AB, Class B	(1,845)	(20,187)
Total Sweden common stocks		(147,485)
Switzerland: (3.41)%
Barry Callebaut AG	(116)	(114,296)
Credit Suisse Group AG	(487)	(11,443)
EFG International AG	(1,671)	(12,649)
Geberit AG	(689)	(132,768)
Kuehne & Nagel International AG	(92)	(10,333)
Nestle SA	(978)	(56,225)

	Shares	Value
OC Oerlikon Corp. AG	(2,477)	$(13,264)
Roche Holding AG (Non-voting)	(105)	(17,796)
Swiss Life Holding AG	(933)	(85,821)
Swiss Re Ltd.	(319)	(16,257)
Swisscom AG	(16)	(6,062)
Tyco International Ltd.	(3,000)	(140,130)
Total Switzerland common stocks		(617,044)
United Kingdom: (9.19)%
3i Group PLC	(4,312)	(12,121)
AMEC PLC	(847)	(11,937)
Antofagasta PLC	(8,021)	(151,348)
ARM Holdings PLC	(5,692)	(52,331)
AstraZeneca PLC	(1,880)	(86,859)
BHP Billiton PLC	(4,069)	(118,642)
Booker Group PLC	(40,881)	(46,981)
British Land Co., PLC	(2,006)	(14,408)
British Sky Broadcasting Group PLC	(1,366)	(15,539)
BT Group PLC, Class A	(67,861)	(201,186)
Bumi PLC	(3,252)	(44,443)
Burberry Group PLC	(1,233)	(22,691)
Cable & Wireless Worldwide PLC	(360,392)	(90,949)
Capital Shopping Centres Group PLC	(2,970)	(14,405)
Drax Group PLC	(6,744)	(57,080)
Evraz PLC	(8,221)	(47,839)
Invensys PLC	(3,811)	(12,488)
ITV PLC	(39,996)	(42,330)
Kazakhmys	(3,741)	(53,857)
Lloyds Banking Group PLC	(26,579)	(10,693)
Lonmin PLC	(3,632)	(55,277)
National Grid PLC	(1,047)	(10,162)
Polymetal International PLC	(2,965)	(50,375)
Rolls-Royce Holdings PLC, Class C	(486,519)	(756)
RSA Insurance Group PLC	(24,064)	(39,315)
Shire PLC	(567)	(19,751)
Smith & Nephew PLC	(4,685)	(45,510)
Standard Life PLC	(37,941)	(121,557)
Tate & Lyle PLC	(9,700)	(106,127)
TUI Travel PLC	(5,142)	(13,240)
WM Morrison Supermarkets PLC	(18,020)	(91,287)
Total United Kingdom common stocks		(1,661,484)
United States: (37.25)%
Abbott Laboratories	(900)	(50,607)
Abercrombie & Fitch Co., Class A	(800)	(39,072)
Acme Packet, Inc.	(300)	(9,273)
Actuant Corp., Class A	(700)	(15,883)
AGCO Corp.	(700)	(30,079)
AGL Resources, Inc.	(1,570)	(66,348)
AK Steel Holding Corp.	(1,300)	(10,738)
Alliant Energy Corp.	(2,000)	(88,220)
Amazon.com, Inc.	(100)	(17,310)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
United States—(Continued)
American Express Co.	(400)	$(18,868)
American Water Works Co., Inc.	(2,200)	(70,092)
Amylin Pharmaceuticals, Inc.	(1,500)	(17,070)
AO Smith Corp.	(400)	(16,048)
Aqua America, Inc.	(2,200)	(48,510)
Associated Banc-Corp.	(2,100)	(23,457)
AvalonBay Communities, Inc.	(100)	(13,060)
BB&T Corp.	(900)	(22,653)
Berkshire Hathaway, Inc., Class B	(300)	(22,890)
BioMarin Pharmaceutical, Inc.	(700)	(24,066)
Bio-Reference Labs, Inc.	(1,800)	(29,286)
BMC Software, Inc.	(2,400)	(78,672)
Booz Allen Hamilton Holding Corp.	(220)	(3,795)
BorgWarner, Inc.	(960)	(61,190)
Bristol-Myers Squibb Co.	(1,400)	(49,336)
Brown-Forman Corp., Class B	(1,000)	(80,510)
Bruker Corp.	(900)	(11,178)
Cadence Design Systems, Inc.	(4,000)	(41,600)
Calpine Corp.	(2,200)	(35,926)
Cardinal Health, Inc.	(1,100)	(44,671)
CarMax, Inc.	(800)	(24,384)
Caterpillar, Inc.	(1,000)	(90,600)
Charles Schwab Corp.	(3,000)	(33,780)
Chesapeake Energy Corp.	(2,500)	(55,725)
Chevron Corp.	(300)	(31,920)
Choice Hotels International, Inc.	(600)	(22,830)
Church & Dwight Co., Inc.	(2,000)	(91,520)
Ciena Corp.	(1,000)	(12,100)
CIT Group, Inc.	(400)	(13,948)
CLARCOR, Inc.	(1,750)	(87,483)
Clean Energy Fuels Corp.	(600)	(7,476)
Cobalt International Energy, Inc.	(1,300)	(20,176)
Cognizant Technology Solutions Corp., Class A	(1,800)	(115,758)
Compuware Corp.	(7,500)	(62,400)
ConocoPhillips	(2,000)	(145,740)
CONSOL Energy, Inc.	(700)	(25,690)
Consolidated Edison, Inc.	(2,100)	(130,263)
CoreLogic, Inc.	(1,000)	(12,930)
Cree, Inc.	(500)	(11,020)
CSX Corp.	(3,200)	(67,392)
CVR Energy, Inc.	(600)	(11,238)
Dell, Inc.	(6,800)	(99,484)
DISH Network Corp., Class A	(600)	(17,088)
Dollar General Corp.	(1,500)	(61,710)
Dollar Tree, Inc.	(740)	(61,502)
Douglas Emmett, Inc.	(900)	(16,416)
DreamWorks Animation SKG, Inc., Class A	(900)	(14,936)
DuPont Fabros Technology, Inc.	(700)	(16,954)

	Shares	Value
eBay, Inc.	(900)	$(27,297)
Edison International	(400)	(16,560)
EI Du Pont de Nemours & Co.	(1,500)	(68,670)
El Paso Corp.	(900)	(23,913)
Eli Lilly & Co.	(4,000)	(166,240)
EnerSys	(4,720)	(122,578)
Equinix, Inc.	(200)	(20,280)
Equity Residential	(300)	(17,109)
Expeditors International Washington, Inc.	(2,300)	(94,208)
Fastenal Co.	(1,800)	(78,498)
First American Financial Corp.	(1,100)	(13,937)
First Niagara Financial Group, Inc.	(1,400)	(12,082)
Fiserv, Inc.	(800)	(46,992)
Flowers Foods, Inc.	(4,100)	(77,818)
Forest Laboratories, Inc.	(400)	(12,104)
Gap, Inc.	(1,400)	(25,970)
General Growth Properties, Inc.	(1,062)	(15,951)
Genuine Parts Co.	(700)	(42,840)
GeoEye, Inc.	(400)	(8,888)
GrafTech International Ltd.	(900)	(12,285)
Grand Canyon Education, Inc.	(467)	(7,453)
Green Mountain Coffee Roasters, Inc.	(200)	(8,970)
Greenhill & Co., Inc.	(273)	(9,929)
Hertz Global Holdings, Inc.	(1,100)	(12,892)
Higher One Holdings, Inc.	(6,200)	(114,328)
HMS Holdings Corp.	(2,760)	(88,265)
Hormel Foods Corp.	(1,400)	(41,006)
Hospira, Inc.	(100)	(3,037)
HSN, Inc.	(2,340)	(84,848)
Human Genome Sciences, Inc.	(800)	(5,912)
Humana, Inc.	(400)	(35,044)
Hyatt Hotels Corp., Class A	(800)	(30,112)
IDEXX Laboratories, Inc.	(550)	(42,328)
Illumina, Inc.	(300)	(9,144)
Integrys Energy Group, Inc.	(2,000)	(108,360)
Intel Corp.	(3,300)	(80,025)
Intrepid Potash, Inc.	(500)	(11,315)
Intuitive Surgical, Inc.	(200)	(92,602)
Invesco Ltd.	(800)	(16,072)
Jabil Circuit, Inc.	(1,300)	(25,558)
JC Penney Co., Inc.	(1,400)	(49,210)
KB Home	(1,600)	(10,752)
KLA-Tencor Corp.	(600)	(28,950)
Kraft Foods, Inc., Class A	(500)	(18,680)
Laboratory Corp. of America Holdings	(600)	(51,582)
Lamar Advertising Co., Class A	(2,500)	(68,750)
Lennar Corp., Class A	(1,000)	(19,650)
Lennox International, Inc.	(400)	(13,500)
LKQ Corp.	(300)	(9,024)
LSI Corp.	(13,000)	(77,350)
M&T Bank Corp.	(400)	(30,536)
Manitowoc Co., Inc.	(1,060)	(9,741)
McDonald's Corp.	(800)	(80,264)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
McMoRan Exploration Co.	(1,000)	$(14,550)
Mead Johnson Nutrition Co.	(300)	(20,619)
MEMC Electronic Materials, Inc.	(2,200)	(8,668)
MetroPCS Communications, Inc.	(1,000)	(8,680)
Mettler-Toledo International, Inc.	(200)	(29,542)
MGIC Investment Corp.	(3,100)	(11,563)
MGM Resorts International	(500)	(5,215)
Microchip Technology, Inc.	(700)	(25,641)
Molycorp, Inc.	(300)	(7,194)
Morgan Stanley	(639)	(9,668)
MSCI, Inc., Class A	(400)	(13,172)
Navistar International Corp.	(900)	(34,092)
Nektar Therapeutics	(2,500)	(13,988)
Newell Rubbermaid, Inc.	(1,100)	(17,765)
Nielsen Holdings NV	(600)	(17,814)
NII Holdings, Inc.	(400)	(8,520)
Nordstrom, Inc.	(600)	(29,826)
Northern Trust Corp.	(600)	(23,796)
Nuance Communications, Inc.	(900)	(22,644)
Occidental Petroleum Corp.	(600)	(56,220)
Office Depot, Inc.	(4,100)	(8,815)
Old Republic International Corp.	(1,600)	(14,832)
Olin Corp.	(800)	(15,720)
Omnicare, Inc.	(600)	(20,670)
Owens Corning	(400)	(11,488)
Parexel International Corp.	(800)	(16,592)
PepsiCo, Inc.	(300)	(19,905)
PerkinElmer, Inc.	(1,900)	(38,000)
Perrigo Co.	(820)	(79,786)
PG&E Corp.	(100)	(4,122)
Pioneer Natural Resources Co.	(700)	(62,636)
PNC Financial Services Group, Inc.	(700)	(40,369)
Polypore International, Inc.	(300)	(13,197)
Praxair, Inc.	(600)	(64,140)
PulteGroup, Inc.	(2,100)	(13,251)
Questar Corp.	(2,400)	(47,664)
Range Resources Corp.	(300)	(18,582)
Red Hat, Inc.	(1,200)	(49,548)
Rockwell Automation, Inc.	(1,200)	(88,044)
Salesforce.com, Inc.	(150)	(15,219)
Sanderson Farms, Inc.	(300)	(15,039)
SanDisk Corp.	(900)	(44,289)
SandRidge Energy, Inc.	(1,600)	(13,056)
Sara Lee Corp.	(2,200)	(41,624)
Schlumberger Ltd.	(700)	(47,817)
Schweitzer-Mauduit International, Inc.	(300)	(19,938)
Sirius XM Radio, Inc.	(8,600)	(15,652)
Skechers U.S.A., Inc., Class A	(1,200)	(14,544)
SLM Corp.	(1,000)	(13,400)

	Shares	Value
Southern Co.	(700)	$(32,403)
Starwood Hotels & Resorts Worldwide, Inc.	(1,500)	(71,955)
T. Rowe Price Group, Inc.	(400)	(22,780)
TCF Financial Corp.	(2,100)	(21,672)
Tellabs, Inc.	(5,900)	(23,836)
Temple-Inland, Inc.	(500)	(15,855)
Terex Corp.	(600)	(8,106)
Thermo Fisher Scientific, Inc.	(1,200)	(53,964)
TJX Cos., Inc.	(1,000)	(64,550)
Toyota Motor Corp. ADR	(300)	(19,839)
VeriSign, Inc.	(500)	(17,860)
Verisk Analytics, Inc., Class A	(500)	(20,065)
Vertex Pharmaceuticals, Inc.	(300)	(9,963)
Viasat, Inc.	(400)	(18,448)
Vulcan Materials Co.	(400)	(15,740)
Waste Management, Inc.	(400)	(13,084)
Weyerhaeuser Co.	(800)	(14,936)
Whole Foods Market, Inc.	(1,500)	(104,370)
Williams-Sonoma, Inc.	(1,100)	(42,350)
World Fuel Services Corp.	(2,050)	(86,059)
WW Grainger, Inc.	(900)	(168,471)
Zions Bancorporation	(1,300)	(21,164)
Zoll Medical Corp.	(300)	(18,954)
Total United States common stocks		(6,735,820)
Total common stocks (proceeds $14,487,231)		(13,430,701)
Preferred stock: (0.07)%
Germany: (0.07)%
Porsche Automobil Holding SE, Preference shares (proceeds $19,241).	(243)	(13,005)
Total investments sold short (proceeds $14,506,472)		(13,443,706)
Total investments, net of investments sold short: 44.84%		8,107,577
Cash and other assets, less liabilities: 55.16%		9,975,403
Net assets: 100.00%		$18,082,980

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$753,198
Gross unrealized depreciation	(1,789,920)
Net unrealized depreciation of investments	$(1,036,722)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  All or a portion of these securities have been designated as collateral for open short positions.

2  Amount represents less than 0.005%.

3  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$9,830,068	$13,542,979	$15,201,406	$8,171,641	$5,151

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	CAD	295,000	USD	289,112	03/05/12	$(55)
JPMorgan Chase Bank	EUR	520,000	USD	692,471	03/05/12	19,120
JPMorgan Chase Bank	GBP	450,000	USD	701,399	03/05/12	2,957
JPMorgan Chase Bank	USD	411,557	CAD	420,000	03/05/12	139
JPMorgan Chase Bank	USD	435,172	EUR	325,000	03/05/12	(14,328)
JPMorgan Chase Bank	USD	209,308	GBP	135,000	03/05/12	224
JPMorgan Chase Bank	USD	493,789	GBP	315,000	03/05/12	(4,879)
Net unrealized appreciation on forward foreign currency contracts						$3,178

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
E-mini S&P MidCap 400, 3 contracts (USD)	March 2012	$255,488	$263,190	$7,702
E-mini S&P SmallCap 600, 6 contracts (USD)	March 2012	239,244	248,460	9,216
Index futures sell contracts:
Mini Tokyo Price Index, 4 contracts (JPY)	March 2012	(38,599)	(37,833)	766
Russell 2000 Mini Index, 4 contracts (USD)	March 2012	(286,961)	(295,520)	(8,559)
Net unrealized appreciation on futures contracts				$9,125

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$13,112,093	$—	$—	$13,112,093
Common stocks sold short	(13,429,945)	—	(756)	(13,430,701)
Preferred stock	37,752	—	—	37,752
Preferred stock sold short	(13,005)	—	—	(13,005)
Investment company	229,197	—	—	229,197
Rights	600	—	—	600
Short-term investment	—	8,171,641	—	8,171,641
Forward foreign currency contracts	—	3,178	—	3,178
Futures contracts	9,125	—	—	9,125
Total	$(54,183)	$8,174,819	$(756)	$8,119,880

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stocks sold short	Total
Assets
Beginning balance	$(6,105)	$(6,105)
Purchases	2,204	2,204
Issuances	(756)	(756)
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	24,420	24,420
Change in net unrealized appreciation/depreciation	(20,519)	(20,519)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$(756)	$(756)

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $0.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") declined 7.28% (Class A shares declined 12.37% after the deduction of the maximum sales charge), while Class Y shares declined 7.19%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 4.58% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 41; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Stock selection was the main detractor from the Fund's performance during the review period. Additionally, the Fund's exposure to economically sensitive sectors and stocks hurt performance when defensive sectors such as utilities and consumer staples generated the best returns during the period.

Portfolio performance summary1

What worked

•  Stock selection among health care names made the largest positive contribution to Fund performance.

  – Pharmasset, a biotechnology company, was by far the largest contributor to performance during the period. (For details, see "Portfolio highlights.")

  – Alexion Pharmaceuticals, a biotech company, was a strong performer for the period primarily due to strong sales growth for its hematology treatment Soliris. We believe that Alexion will continue to surprise the market with better-than-expected earnings growth and new indications for Soliris.

•  Some of the Fund's financial stocks were positive for relative performance.

  – Visa outperformed for the year as investors grew more confident that the company's business model and market share will remain largely unaffected by the new Durbin regulations (a part of Dodd-Frank). (For details, see "Portfolio highlights.")

  – The Fund benefited from our decision to avoid Bank of America, a stock that has a significant weight in the Index. Bank of America declined during the six-month period due to problems with the ongoing integration of its Merrill Lynch acquisition and to headwinds from the bank's mortgage portfolio.

•  Apple was a top contributor to active performance. Shares of Apple rallied during the six-month period, following solid quarterly results that easily beat estimates, and were driven by strong iPhone and iPad sales. Analysts have continued to upgrade their earnings estimates for Apple, and the company is attractively valued with a strong balance sheet.

•  Several consumer staples stocks contributed to performance during the six-month period. As equity markets struggled during the period, investors bid up the share prices of staples.

  – Colgate-Palmolive was a significant contributor to performance. The company maintains a strong foothold in the oral hygiene market. Colgate, which makes more than 80% of its sales outside of North America, reported that it expects price increases in emerging markets. We are encouraged by Colgate's recent quarterly report that showed cost-cutting and operating leverage. This allowed the company to report better-than-expected earnings per share. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Alpha Fund

  – Kraft Foods, a consumer staples name, also performed well for the period. Kraft announced at the beginning of August 2011 that it will split into two companies, a North American grocery company and a global snack company. (For details, see "Portfolio highlights.")

•  Several short positions made a positive contribution to returns when the prices of the stocks declined. Notably, the Fund had a short position in BMC Software, given our belief that the company was reinvesting in lower-margin business units. Additionally, a short position in Halliburton contributed to performance as concerns over oilfield services profits increased during the period based on an unfavorable US regulatory environment. At the beginning of the fourth quarter, there were rumors in the market that Halliburton would have to pay out a settlement regarding the Macondo oil spill, which resulted in a sharp drop in the stock. We believed this drop was overdone, and decided to exit our short position.

What didn't work

•  The financial stocks held in the Fund made a negative contribution during the six-month period. Notably, the Fund's positions in Citigroup, Morgan Stanley and MetLife were large detractors from performance. Although the underlying fundamentals of the banking industry improved throughout the period, the stock prices of many financial names fell. The market focused on macro fears about increased financial regulation and its potential impact on future earnings. Concerns about the European debt crisis also put downward pressure on the prices of globally diversified financial firms. We continued to hold all three positions in the Fund at period end, as we believed they remained attractively valued.

•  Stock selection in the energy sector was negative for performance as fears of a global recession dominated the equity markets and caused energy stock prices to decline. Ultra Petroleum, Noble Corp. and Peabody Energy were hurt by natural gas prices, which fell below $3 during the period. Coal and crude oil prices also declined. We believe that prices will recover as the economy continues to improve, and that the Fund's energy holdings will benefit. (For additional details on Noble Corp., see "Portfolio highlights.")

•  Several stock positions detracted from relative performance during the six months. The Fund held companies that have executed their strategy well and have good fundamentals. During this period of market volatility, however, many of these names were punished. For example, General Motors, an economically sensitive stock, declined during the period. GM has faced competitive headwinds and macroeconomic uncertainty in North America and in Europe. Recently, it has been negatively impacted by the news of fires in its Volt electric vehicles. We believe the company is attractively valued, and expect GM to successfully complete its turnaround.

•  The Fund was hindered by its underweight positions in defensive sectors such as utilities and telecommunications. Several companies within these sectors benefited from a pronounced flight-to-quality during the market volatility that characterized the period. The Fund's reduced exposure to these names was a hindrance.

•  A short position to Church & Dwight detracted from returns when the company stock price rallied. This consumer staples company benefited from investors' flight to stability. We believe that the company's shares are unattractively priced at current levels, and therefore closed the position prior to period end.

Portfolio highlights

•  Pharmasset is a biotechnology company focused on the development of nucleotide hepatitis C virus inhibitors (nucs) taken orally rather than via the traditional injection method. Pharmasset's positive drug trials increased conviction for this product. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a premium. Gilead's purchase shows that the company is intent on becoming the leader in hepatitis medicines.

UBS U.S. Equity Alpha Fund

•  Visa remains the dominant provider of debit processing to US card issuers, and now has clarity on final debit rules. We believe pricing pressures will be modest, with Visa continuing to enjoy a significant market share, while also benefiting from the long-term transition from cash and check payments to plastic and electronic payment forms. We continue to believe Visa is attractively valued, and remain overweight.

•  We believe Colgate-Palmolive is a well-run company with a strong track record of organic growth. The company has a leading market position in favorable categories with a clear focus, such as oral care, and a high-margin, high-growth business with strong brand loyalty. Colgate also benefits from high exposure to the emerging markets, as well as strong capability in innovation and branding. Colgate has an attractive valuation and is a top overweight in the portfolio.

•  Kraft Foods is undergoing a turnaround and improvement effort that we believe is not yet fully appreciated by the market. We see a renewed and increased focus on long-term growth by company management since Kraft separated from Altria. The recent acquisition of Cadbury should further improve the company's growth profile, cost structure and economies of scale, especially in Europe and the emerging markets.

•  Noble Corp. offers an attractive way to participate in offshore development activity, which is gaining share in oil production relative to onshore, while also mitigating downside risk given its current backlog. Offshore drillers as a group have lagged diversified oil service stocks on concerns over a weak supply/demand balance. However, we believe the deepwater supply/demand balance looks more favorable over the next three to five years. We see incremental demand absorbing new supply, driven by Brazil, West Africa, a return to the Gulf of Mexico and emerging areas that are off most investors' radar screens, such as East Africa, the Black Sea and Asia. Noble should particularly benefit from the resumption of drilling activity in Mexico, where the company currently has a number of idle rigs.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(7.28)%	(2.93)%	(3.73)%	(2.02)%
Class C3	(7.75)	(3.80)	(4.46)	(2.76)
Class Y4	(7.19)	(2.72)	(3.47)	(1.78)
After deducting maximum sales charge
Class A2	(12.37)%	(8.30)%	(4.81)%	(3.06)%
Class C3	(8.67)	(4.76)	(4.46)	(2.76)
Russell 1000 Index[5]	(4.58)%	1.50%	(0.02)%	1.25%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—2.55% and 2.04%; Class C—3.37% and 2.79%; Class Y—2.27% and 1.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS U.S. Equity Alpha Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)1,2

As of December 31, 2011

Percentage of net assets
Apple, Inc.	4.7%
Edison International	3.3
Adobe Systems, Inc.	3.1
Wells Fargo & Co.	3.1
PepsiCo, Inc.	3.0
Kraft Foods, Inc., Class A	3.0
NextEra Energy, Inc.	2.9
Amazon.com, Inc.	2.9
Visa, Inc., Class A	2.8
Time Warner, Inc.	2.7
Total	31.5%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	4.84%
Air freight & logistics	2.06
Automobiles	1.38
Beverages	3.02
Biotechnology	4.90
Capital markets	2.86
Chemicals	2.62
Commercial banks	4.72
Commercial services & supplies	0.56
Communications equipment	2.51
Computers & peripherals	6.00
Construction materials	1.30
Diversified consumer services	1.04
Diversified financial services	5.57
Electric utilities	6.16
Energy equipment & services	4.30
Food & staples retailing	3.90
Food products	2.96
Health care equipment & supplies	2.79
Health care providers & services	1.94
Hotels, restaurants & leisure	3.37
Household products	2.61
Insurance	2.70
Internet & catalog retail	2.90
IT services	4.20
Life sciences tools & services	1.06
Machinery	3.12
Media	6.86
Metals & mining	0.52
Oil, gas & consumable fuels	9.39
Pharmaceuticals	6.63
Real estate investment trust (REIT)	1.91
Road & rail	2.85
Semiconductors & semiconductor equipment	4.50
Software	5.08
Specialty retail	1.23
Textiles, apparel & luxury goods	1.02
Total common stocks	125.38%
Investment company
SPDR S&P 500 ETF Trust	2.63%
Short-term investment	1.04
Total investments before investments sold short	129.05%
Investments sold short
Common stocks
Capital markets	(1.12)
Chemicals	(0.55)
Commercial banks	(2.42)
Consumer finance	(0.27)
Electronic equipment, instruments & components	(0.33)
Gas utilities	(0.49)
Health care equipment & supplies	(1.28)
Health care providers & services	(1.28)
Hotels, restaurants & leisure	(2.10)
Household products	(0.82)
Industrial conglomerates	(1.00)
IT services	(0.47)
Life sciences tools & services	(0.39)
Machinery	(0.70)
Media	(1.40)
Multiline retail	(2.06)
Multi-utilities	(1.65)
Oil, gas & consumable fuels	(1.66)
Pharmaceuticals	(2.07)
Real estate investment trust (REIT)	(0.57)
Semiconductors & semiconductor equipment	(1.63)
Software	(1.93)
Specialty retail	(1.12)
Trading companies & distributors	(0.46)
Water utilities	(1.39)
Total investments sold short	(29.16)%
Total investments, net of investments sold short	99.89
Cash and other assets, less liabilities	0.11
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 125.38%
Aerospace & defense: 4.84%
Boeing Co.[1]	5,800	$425,430
General Dynamics Corp.[1]	7,500	498,075
		923,505
Air freight & logistics: 2.06%
FedEx Corp.[1]	4,700	392,497
Automobiles: 1.38%
General Motors Co.*[1]	13,000	263,510
Beverages: 3.02%
PepsiCo, Inc.[1]	8,700	577,245
Biotechnology: 4.90%
Acorda Therapeutics, Inc.*[1]	5,200	123,968
Alexion Pharmaceuticals, Inc.*[1]	3,500	250,250
Amylin Pharmaceuticals, Inc.*[1]	11,200	127,456
Gilead Sciences, Inc.*	5,900	241,487
Pharmasset, Inc.*[1]	1,500	192,300
		935,461
Capital markets: 2.86%
Invesco Ltd.	13,100	263,179
Morgan Stanley[1]	18,700	282,931
		546,110
Chemicals: 2.62%
Celanese Corp., Series A1	7,000	309,890
Dow Chemical Co.	6,600	189,816
		499,706
Commercial banks: 4.72%
US Bancorp[1]	11,400	308,370
Wells Fargo & Co.[1]	21,500	592,540
		900,910
Commercial services & supplies: 0.56%
Republic Services, Inc.	3,900	107,445
Communications equipment: 2.51%
Cisco Systems, Inc.[1]	19,500	352,560
QUALCOMM, Inc.[1]	2,300	125,810
		478,370
Computers & peripherals: 6.00%
Apple, Inc.*[1]	2,200	891,000
Hewlett-Packard Co.[1]	9,900	255,024
		1,146,024

	Shares	Value
Construction materials: 1.30%
Vulcan Materials Co.[1]	6,300	$247,905
Diversified consumer services: 1.04%
Apollo Group, Inc., Class A*[1]	3,700	199,319
Diversified financial services: 5.57%
Citigroup, Inc.[1]	16,119	424,091
CME Group, Inc.	600	146,202
JPMorgan Chase & Co.[1]	14,800	492,100
		1,062,393
Electric utilities: 6.16%
Edison International[1]	15,000	621,000
NextEra Energy, Inc.[1]	9,100	554,008
		1,175,008
Energy equipment & services: 4.30%
Baker Hughes, Inc.	2,000	97,280
Ensco PLC ADR	6,400	300,288
McDermott International, Inc.*	6,600	75,966
Noble Corp.*[1]	11,500	347,530
		821,064
Food & staples retailing: 3.90%
Kroger Co.[1]	19,100	462,602
Wal-Mart Stores, Inc.[1]	4,700	280,872
		743,474
Food products: 2.96%
Kraft Foods, Inc., Class A1	15,100	564,136
Health care equipment & supplies: 2.79%
Baxter International, Inc.[1]	4,900	242,452
Medtronic, Inc.[1]	7,600	290,700
		533,152
Health care providers & services: 1.94%
HCA Holdings, Inc.*[1]	7,400	163,022
UnitedHealth Group, Inc.[1]	4,100	207,788
		370,810
Hotels, restaurants & leisure: 3.37%
Carnival Corp.[1]	10,000	326,400
International Game Technology[1]	18,400	316,480
		642,880
Household products: 2.61%
Colgate-Palmolive Co.[1]	5,400	498,906

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Insurance: 2.70%
Aflac, Inc.[1]	5,300	$229,278
MetLife, Inc.[1]	9,200	286,856
		516,134
Internet & catalog retail: 2.90%
Amazon.com, Inc.*[1]	3,200	553,920
IT services: 4.20%
ServiceSource International, Inc.*	17,500	274,575
Visa, Inc., Class A1	5,200	527,956
		802,531
Life sciences tools & services: 1.06%
Bio-Rad Laboratories, Inc., Class A*[1]	2,100	201,684
Machinery: 3.12%
Illinois Tool Works, Inc.[1]	8,400	392,364
PACCAR, Inc.[1]	5,400	202,338
		594,702
Media: 6.86%
Comcast Corp., Class A1	17,000	403,070
Time Warner, Inc.[1]	14,500	524,030
Viacom, Inc., Class B1	8,400	381,444
		1,308,544
Metals & mining: 0.52%
Steel Dynamics, Inc.[1]	7,600	99,940
Oil, gas & consumable fuels: 9.39%
EOG Resources, Inc.[1]	2,800	275,828
EQT Corp.	6,000	328,740
Exxon Mobil Corp.	5,600	474,656
Hess Corp.[1]	6,000	340,800
Peabody Energy Corp.	3,800	125,818
Ultra Petroleum Corp.*[1]	8,300	245,929
		1,791,771
Pharmaceuticals: 6.63%
Allergan, Inc.[1]	1,800	157,932
Hospira, Inc.*	3,100	94,147
Johnson & Johnson[1]	5,400	354,132
Merck & Co., Inc.[1]	12,900	486,330
Teva Pharmaceutical Industries Ltd. ADR	4,300	173,548
		1,266,089
Real estate investment trust (REIT): 1.91%
American Campus Communities, Inc.	3,700	155,252
Annaly Capital Management, Inc.[1]	13,100	209,076
		364,328

	Shares	Value
Road & rail: 2.85%
Hertz Global Holdings, Inc.*[1]	24,600	$288,312
Norfolk Southern Corp.[1]	3,500	255,010
		543,322
Semiconductors & semiconductor equipment: 4.50%
Broadcom Corp., Class A*[1]	9,700	284,792
Intersil Corp., Class A1	35,400	369,576
Skyworks Solutions, Inc.*	12,600	204,372
		858,740
Software: 5.08%
Adobe Systems, Inc.*[1]	21,200	599,324
Symantec Corp.*[1]	23,600	369,340
		968,664
Specialty retail: 1.23%
GameStop Corp., Class A*[1]	9,700	234,061
Textiles, apparel & luxury goods: 1.02%
Coach, Inc.	3,200	195,328
Total common stocks (cost $23,196,229)		23,929,588
Investment company: 2.63%
SPDR S&P 500 ETF Trust (cost $495,788)	4,000	502,000
Short-term investment: 1.04%
Investment company: 1.04%
UBS Cash Management Prime Relationship Fund[2] (cost $198,205)	198,205	198,205
Total investments before investments sold short: 129.05% (cost $23,890,222)		24,629,793
Investments sold short: (29.16)%
Common stocks: (29.16)%
Capital markets: (1.12)%
Charles Schwab Corp.	(8,700)	(97,962)
Northern Trust Corp.	(1,500)	(59,490)
T. Rowe Price Group, Inc.	(1,000)	(56,950)
		(214,402)
Chemicals: (0.55)%
EI Du Pont de Nemours & Co.	(900)	(41,202)
Praxair, Inc.	(600)	(64,140)
		(105,342)

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Commercial banks: (2.42)%
Associated Banc-Corp.	(5,100)	$(56,967)
BB&T Corp.	(3,100)	(78,027)
M&T Bank Corp.	(900)	(68,706)
PNC Financial Services Group, Inc.	(2,600)	(149,942)
TCF Financial Corp.	(5,200)	(53,664)
Zions Bancorporation	(3,400)	(55,352)
		(462,658)
Consumer finance: (0.27)%
American Express Co.	(1,100)	(51,887)
Electronic equipment, instruments & components: (0.33)%
Jabil Circuit, Inc.	(3,200)	(62,912)
Gas utilities: (0.49)%
Questar Corp.	(4,700)	(93,342)
Health care equipment & supplies: (1.28)%
IDEXX Laboratories, Inc.	(900)	(69,264)
Intuitive Surgical, Inc.	(200)	(92,602)
Zoll Medical Corp.	(1,300)	(82,134)
		(244,000)
Health care providers & services: (1.28)%
Bio-Reference Labs, Inc.	(4,300)	(69,961)
Humana, Inc.	(1,200)	(105,132)
Laboratory Corp. of America Holdings	(800)	(68,776)
		(243,869)
Hotels, restaurants & leisure: (2.10)%
Choice Hotels International, Inc.	(2,700)	(102,735)
Hyatt Hotels Corp., Class A	(3,200)	(120,448)
Starwood Hotels & Resorts Worldwide, Inc.	(3,700)	(177,489)
		(400,672)
Household products: (0.82)%
Church & Dwight Co., Inc.	(3,400)	(155,584)
Industrial conglomerates: (1.00)%
Tyco International Ltd.	(4,100)	(191,511)
IT services: (0.47)%
Cognizant Technology Solutions Corp., Class A	(1,400)	(90,034)
Life sciences tools & services: (0.39)%
Mettler-Toledo International, Inc.	(500)	(73,855)

	Shares	Value
Machinery: (0.70)%
AGCO Corp.	(3,100)	$(133,207)
Media: (1.40)%
Discovery Communications, Inc., Class A	(2,500)	(102,425)
Lamar Advertising Co., Class A	(6,000)	(165,000)
		(267,425)
Multiline retail: (2.06)%
Dollar General Corp.	(4,700)	(193,358)
JC Penney Co., Inc.	(3,300)	(115,995)
Nordstrom, Inc.	(1,700)	(84,507)
		(393,860)
Multi-utilities: (1.65)%
Consolidated Edison, Inc.	(2,900)	(179,887)
Integrys Energy Group, Inc.	(2,500)	(135,450)
		(315,337)
Oil, gas & consumable fuels: (1.66)%
ConocoPhillips	(700)	(51,009)
Pioneer Natural Resources Co.	(2,000)	(178,960)
Spectra Energy Corp.	(2,800)	(86,100)
		(316,069)
Pharmaceuticals: (2.07)%
Eli Lilly & Co.	(6,000)	(249,360)
Perrigo Co.	(1,500)	(145,950)
		(395,310)
Real estate investment trust (REIT): (0.57)%
AvalonBay Communities, Inc.	(400)	(52,240)
Equity Residential	(1,000)	(57,030)
		(109,270)
Semiconductors & semiconductor equipment: (1.63)%
Intel Corp.	(1,900)	(46,075)
KLA-Tencor Corp.	(1,600)	(77,200)
LSI Corp.	(19,800)	(117,810)
Microchip Technology, Inc.	(1,900)	(69,597)
		(310,682)
Software: (1.93)%
BMC Software, Inc.	(3,500)	(114,730)
Cadence Design Systems, Inc.	(7,100)	(73,840)
Compuware Corp.	(8,800)	(73,216)
Red Hat, Inc.	(1,000)	(41,290)
Synopsys, Inc.	(2,400)	(65,280)
		(368,356)

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Specialty retail: (1.12)%
Abercrombie & Fitch Co., Class A	(1,400)	$(68,376)
CarMax, Inc.	(2,500)	(76,200)
Williams-Sonoma, Inc.	(1,800)	(69,300)
		(213,876)
Trading companies & distributors: (0.46)%
Fastenal Co.	(2,000)	(87,220)
Water utilities: (1.39)%
American Water Works Co., Inc.	(4,700)	(149,742)
Aqua America, Inc.	(5,200)	(114,660)
		(264,402)
Total investments sold short (proceeds $5,025,201)		(5,565,082)
Total investments, net of investments sold short: 99.89%		19,064,711
Cash and other assets, less liabilities: 0.11%		21,574
Net assets: 100.00%		$19,086,285

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,419,916
Gross unrealized depreciation	(1,680,345)
Net unrealized appreciation of investments	$739,571

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  All or a portion of these securities have been designated as collateral for open short positions.

2  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$221,096	$6,712,608	$6,735,499	$198,205	$148

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$23,929,588	$—	$—	$23,929,588
Common stocks sold short	(5,565,082)	—	—	(5,565,082)
Investment company	502,000	—	—	502,000
Short-term investment	—	198,205	—	198,205
Total	$18,866,506	$198,205	$—	$19,064,711

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

Effective December 30, 2011, UBS U.S. Large Cap Value Equity Fund was renamed UBS U.S. Equity Opportunity Fund, and its benchmark was changed from the Russell 1000 Value Index to the Russell 1000 Index. For the purpose of this historical performance analysis, the U.S. Large Cap Value strategy and the Russell 1000 Value Index are used.

For the six months ended December 31, 2011, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") declined 10.43% (Class A shares declined 15.33% after the deduction of the maximum sales charge), while Class Y shares declined 10.37%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), declined 5.22% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Stock selection was the main detractor from the Fund's performance during the review period. Additionally, the Fund's exposure to economically sensitive sectors and stocks hurt performance when defensive sectors such as utilities and consumer staples generated the best returns during the period.

Important Notice About Your Fund

As noted above, as of December 30, 2011, the name and investment policy of UBS U.S. Large Cap Value Equity Fund changed. The purpose of these changes is to broaden and diversify the Fund's opportunity set, and provide greater potential for better risk-adjusted returns for the Fund as a whole. The Fund is now known as UBS U.S. Equity Opportunity Fund, and its benchmark has changed from the Russell 1000 Value Index to the Russell 1000 Index. For comparison purposes, over the six-month reporting period ended December 31, 2011, the Russell 1000 Index declined 4.58%. The investment universe has been expanded to provide the Fund with a greater opportunity to invest in foreign securities and securities with smaller market capitalizations when market conditions warrant such investments. Please see the Fund's prospectus for additional details.

Portfolio performance summary1

What worked

•  Several consumer staples stocks were successful during the six-month period. As equity markets struggled, investors bid up the share prices of defensively positioned stocks. The Fund benefited from being overweight to this sector.

  – Colgate-Palmolive was a significant contributor to performance. The company maintains a strong foothold in the oral hygiene market. Colgate, which makes more than 80% of its sales outside of North America, reported that it expects price increases in emerging markets. Colgate's recent quarterly report, which showed cost-cutting and operating leverage, allowed the company to report better-than-expected earnings per share. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Opportunity Fund

  – Kraft Foods, another "safe haven" name, also performed well for the period. Kraft announced at the beginning of August 2011 that it will split into two companies, a North American grocery company and a global snack company. (For details, see "Portfolio highlights.")

•  Stock selection among health care names, and an overweight to the sector, made a positive contribution to Fund performance. Notably, UnitedHealth Group had strong performance during the period as it continued to do an excellent job of executing in the managed care space and as investors began to realize that the company still had a viable position in the post-healthcare reform world. We sold out of this position prior to period end as it approached our estimate of fair value.

•  An underweight to financial stocks was positive for relative performance.

  – The Fund's positions in Invesco and US Bancorp performed strongly relative to other financial companies that had greater exposure to investment banking and Europe. Both companies have strong, stable franchises without as much regulatory overhang as some of the larger diversified financials. We sold out of Invesco prior to period end as it approached our estimate of fair value.

  – The Fund benefited from our decision to avoid Bank of America, a stock that has a significant weight in the benchmark index. Bank of America declined during the six-month period due to problems with the ongoing integration of its Merrill Lynch acquisition and to headwinds from the bank's mortgage portfolio.

What didn't work

•  A number of financial stocks held in the Fund made a negative contribution during the six-month period. Notably, the Fund's positions in Citigroup, Morgan Stanley and MetLife were large detractors from performance. Although the underlying fundamentals of the banking industry improved throughout the period, the stock prices of many financial names fell. The market focused on macro fears about increased financial regulation and its potential impact on future earnings. Concerns about the European debt crisis also put downward pressure on the prices of globally diversified financial firms. We continue to hold Citigroup and Morgan Stanley, as we believe they continue to present compelling opportunties. However, we sold out of MetLife before period end.

•  Stock selection in the energy sector was negative for performance. Shares of Peabody Energy, a coal producer, fell as coal and crude oil prices suffered. Fears of a global recession have dominated the equity markets and caused energy stock prices to decline. Ultra Petroleum was hurt by natural gas prices, which fell below $3 during the period. We believe that prices will recover as the economy continues to improve, and that Ultra will benefit. (For details, see "Portfolio highlights.")

•  Several stock positions detracted from relative performance during the six months. We held companies that executed their strategies well, and that have good fundamentals. During this period of market volatility, however, many of these names were punished. For example, General Motors, an economically sensitive stock, declined during the period. GM has faced competitive headwinds and macroeconomic uncertainty in North America and in Europe. Recently, it has been negatively impacted by the news of fires in its Volt electric vehicles. We believe the company is attractively valued, and expect GM to successfully complete its turnaround.

Portfolio highlights

•  We believe Colgate-Palmolive is a well-run company with a strong track record of organic growth. The company has a leading market position in favorable categories with a clear focus, such as oral care, and a high-margin, high-growth business with strong brand loyalty. Colgate also benefits from high exposure to the emerging

UBS U.S. Equity Opportunity Fund

markets, as well as strong capability in innovation and branding. We sold out of this position prior to period end as it approached our estimate of fair value.

•  Kraft Foods underwent a turnaround and improvement effort that we believed was not fully appreciated by the market. We saw a renewed and increased focus on long-term growth by company management since Kraft separated from Altria. We sold out of this position prior to period end as it approached our estimate of fair value.

•  Ultra Petroleum suffered when the market experienced a flight-to-safety. Energy stocks were punished because investors perceived them as higher-risk and more susceptible to an economic slowdown. Weak natural gas prices have challenged Ultra, even though the company is still earning more than its cost of capital returns. We believe the stock should recover as industry gas volumes begin to come down later in 2012. This should be accelerated by reduced rig counts in key producing regions like the Haynesville shale.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund8

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.43)%	(6.12)%	(5.29)%	2.16%
Class B2	(10.88)	(6.85)	(6.01)	1.69[5]
Class C3	(10.78)	(6.68)	(5.98)	1.41
Class Y4	(10.37)	(5.94)	(5.03)	2.43
After deducting maximum sales charge
Class A1	(15.33)%	(11.22)%	(6.35)%	1.58%
Class B2	(15.34)	(11.51)	(6.29)	1.69[5]
Class C3	(11.67)	(7.61)	(5.98)	1.41
Russell 1000 Index[6,8]	(4.58)%	1.50%	(0.02)%	3.35%
Russell 1000 Value Index[7,8]	(5.22)	0.39	(2.64)	3.90

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 30, 2011 prospectuses were as follows: Class A—1.62% and 1.21%; Class B—2.49% and 1.96%; Class C—2.41% and 1.96%; Class Y—1.49% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2013, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

8  Effective December 30, 2011, the Fund's official name and benchmark had been changed from UBS U.S. Large Cap Value Equity Fund to UBS U.S. Equity Opportunity Fund; and from the Russell 1000 Value Index to the Russell 1000 Index respectively, which better reflects the Fund's revised investment policies.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)

As of December 31, 2011

Percentage of net assets
Apple, Inc.	7.6%
Tullow Oil PLC	4.2
Adobe Systems, Inc.	3.4
Time Warner, Inc.	3.4
Dow Chemical Co.	3.2
Spectrum Brands Holdings, Inc.	3.1
Telenor ASA	3.1
Comcast Corp., Class A	3.1
US Bancorp	3.0
Pharmasset, Inc.	3.0
Total	37.1%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	5.45%
Biotechnology	9.57
Capital markets	2.34
Chemicals	5.53
Commercial banks	8.32
Computers & peripherals	7.63
Diversified financial services	5.04
Diversified telecommunication services	4.36
Energy equipment & services	3.35
Health care equipment & supplies	4.84
Hotels, restaurants & leisure	2.64
Household products	3.15
Internet & catalog retail	2.15
Life sciences tools & services	1.37
Media	6.44
Oil, gas & consumable fuels	9.15
Real estate investment trust (REIT)	1.42
Semiconductors & semiconductor equipment	6.50
Software	3.41
Specialty retail	2.78
Textiles, apparel & luxury goods	1.99
Total common stocks	97.43%
Short-term investment	1.12
Investment of cash collateral from securities loaned	2.12
Total investments	100.67%
Liabilities, in excess of cash and other assets	(0.67)
Net assets	100.00%

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 97.43%
Aerospace & defense: 5.45%
General Dynamics Corp.	16,200	$1,075,842
Textron, Inc.	65,500	1,211,095
		2,286,937
Biotechnology: 9.57%
Acorda Therapeutics, Inc.*	46,800	1,115,712
Alexion Pharmaceuticals, Inc.*	15,400	1,101,100
Amylin Pharmaceuticals, Inc.*	47,500	540,550
Pharmasset, Inc.*	9,800	1,256,360
		4,013,722
Capital markets: 2.34%
Morgan Stanley	65,000	983,450
Chemicals: 5.53%
Celanese Corp., Series A	21,600	956,232
Dow Chemical Co.	47,400	1,363,224
		2,319,456
Commercial banks: 8.32%
East West Bancorp, Inc.	57,000	1,125,750
US Bancorp	46,600	1,260,530
Wells Fargo & Co.	40,100	1,105,156
		3,491,436
Computers & peripherals: 7.63%
Apple, Inc.*	7,900	3,199,500
Diversified financial services: 5.04%
Citigroup, Inc.	41,954	1,103,810
JPMorgan Chase & Co.	30,370	1,009,802
		2,113,612
Diversified telecommunication services: 4.36%
Hellenic Telecommunications Organization SA	145,188	541,180
Telenor ASA	78,529	1,288,060
		1,829,240
Energy equipment & services: 3.35%
Baker Hughes, Inc.	15,200	739,328
McDermott International, Inc.*	58,000	667,580
		1,406,908
Health care equipment & supplies: 4.84%
Baxter International, Inc.	16,300	806,524
Medtronic, Inc.	32,000	1,224,000
		2,030,524

	Shares	Value
Hotels, restaurants & leisure: 2.64%
Carnival Corp.	34,000	$1,109,760
Household products: 3.15%
Spectrum Brands Holdings, Inc.*	48,200	1,320,680
Internet & catalog retail: 2.15%
Amazon.com, Inc.*	5,200	900,120
Life sciences tools & services: 1.37%
Bio-Rad Laboratories, Inc., Class A*	6,000	576,240
Media: 6.44%
Comcast Corp., Class A	54,300	1,287,453
Time Warner, Inc.	39,200	1,416,688
		2,704,141
Oil, gas & consumable fuels: 9.15%
Hess Corp.	14,000	795,200
Peabody Energy Corp.	14,600	483,406
Tullow Oil PLC	80,095	1,743,913
Ultra Petroleum Corp.*	27,500	814,825
		3,837,344
Real estate investment trust (REIT): 1.42%
Annaly Capital Management, Inc.	37,400	596,904
Semiconductors & semiconductor equipment: 6.50%
Broadcom Corp., Class A*	36,200	1,062,832
Intersil Corp., Class A	72,900	761,076
Skyworks Solutions, Inc.*	55,800	905,076
		2,728,984
Software: 3.41%
Adobe Systems, Inc.*	50,600	1,430,462
Specialty retail: 2.78%
GameStop Corp., Class A*[1]	48,400	1,167,892
Textiles, apparel & luxury goods: 1.99%
Coach, Inc.	13,700	836,248
Total common stocks (cost $42,160,047)		40,883,560
Short-term investment: 1.12%
Investment company: 1.12%
UBS Cash Management Prime Relationship Fund[2] (cost $471,927)	471,927	471,927

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

	Shares	Value
Investment of cash collateral from securities loaned: 2.12%
UBS Private Money Market Fund LLC[2] (cost $887,661)	887,661	$887,661
Total investments: 100.67% (cost $43,519,635)		42,243,148
Liabilities, in excess of cash and other assets: (0.67)%		(281,018)
Net assets—100.00%		$41,962,130

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$937,774
Gross unrealized depreciation	(2,214,261)
Net unrealized depreciation of investments	$(1,276,487)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$406,762	$5,702,475	$5,637,310	$471,927	$322
UBS Private Money Market Fund LLC[a]	2,040,331	9,682,332	10,835,002	887,661	70
	$2,447,093	$15,384,807	$16,472,312	$1,359,588	$392

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$40,883,560	$—	$—	$40,883,560
Short-term investment	—	471,927	—	471,927
Investment of cash collateral from securities loaned	—	887,661	—	887,661
Total	$40,883,560	$1,359,588	$—	$42,243,148

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") declined 7.60% (Class A shares declined 12.70% after the deduction of the maximum sales charge), while Class Y shares declined 7.46%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 4.58% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 59; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Stock selection was the main detractor from the Fund's performance during the review period. Additionally, the Fund's exposure to economically sensitive sectors and stocks hurt performance when defensive sectors such as utilities and consumer staples generated the best returns during the period.

Portfolio performance summary1

What worked

•  Stock selection among health care names made the largest positive contribution to Fund performance.

  – Pharmasset, a biotechnology company, was by far the largest contributor to performance during the period. (For details, see "Portfolio highlights.")

  – Alexion Pharmaceuticals, a biotech company, was a strong performer for the period primarily due to strong sales growth for its hematology treatment Soliris. We believe that Alexion will continue to surprise the market with better-than-expected earnings growth and new indications for Soliris.

•  Some of the Fund's financial stocks were positive for relative performance.

  – Visa outperformed for the year as investors grew more confident that the company's business model and market share will remain largely unaffected by the new Durbin regulations (a part of Dodd-Frank). (For details, see "Portfolio highlights.")

  – The Fund did not hold Bank of America, a stock that had a significant weight in the benchmark index. Bank of America declined during the six months under review, due to problems relating to the ongoing integration of its Merrill Lynch acquisition and due to headwinds from the bank's mortgage portfolio.

•  Several consumer staples stocks were successful during the six months. As equity markets struggled during the period, investors bid up the share prices of staples.

  – Colgate-Palmolive was a significant contributor to performance. The company maintains a strong foothold in the oral hygiene market. Colgate, which makes more than 80% of its sales outside of North America, reported that it expects price increases in emerging markets. We are encouraged by Colgate's recent quarterly report that showed cost-cutting and operating leverage. This allowed the company to report better-than-expected earnings per share. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Equity Fund

  – Kraft Foods, a consumer staples name, also performed well for the period. Kraft announced at the beginning of August 2011 that it will split into two companies, a North American grocery company and a global snack company. (For details, see "Portfolio highlights.")

•  Apple was a top contributor to active performance. Shares of Apple rallied during the six months, following solid quarterly results that easily beat estimates and were driven by strong iPhone and iPad sales. Analysts have continued to upgrade their earnings estimates for Apple, and the company is attractively valued with a strong balance sheet.

What didn't work

•  The Fund was hindered by its underweight positions in defensive sectors such as consumer staples and telecommunications. Several companies within these sectors benefited from a pronounced flight to quality during the market volatility that characterized the period. The Fund's reduced exposure to these names was a hindrance.

•  The financial stocks held in the Fund made a negative contribution during the six-month period. Notably, the Fund's positions in Citigroup, Morgan Stanley and MetLife were large detractors from performance. Although the underlying fundamentals of the banking industry improved throughout the period, the stock prices of many financial names fell. The market focused on macro fears about increased financial regulation and its potential impact on future earnings. Concerns about the European debt crisis also put downward pressure on the prices of globally diversified financial firms.

•  Stock selection in the energy sector was negative for performance. Ultra Petroleum was hurt by natural gas prices, which fell below $3 during the period. We believe that prices will recover as the economy continues to improve, and that Ultra will benefit. (For details, see "Portfolio highlights.") Shares of Peabody Energy, a coal producer, fell as coal and crude oil prices suffered. Fears of a global recession have dominated the equity markets and caused energy stock prices to decline.

•  Several stock positions detracted from relative performance during the six months.

  – General Motors, an economically sensitive stock, declined during the period. GM has faced competitive headwinds and macroeconomic uncertainty in North America and in Europe. Recently, it has been negatively impacted by the news of fires in its Volt electric vehicles. We believe the company is attractively valued, and expect GM to successfully complete its turnaround.

  – Shares of Hewlett-Packard declined due to continued management instability. After CEO Mark Hurd resigned amid allegations of misconduct, his successor announced that the company would exit the computer business. The board overruled that business plan and brought in Meg Whitman, the third CEO in less than a year. We believe H-P's underlying business is strong, and that the stock will recover as the management situation stabilizes.

Portfolio highlights

•  Pharmasset is a biotechnology company focused on the development of nucleotide hepatitis C virus inhibitors (nucs) taken orally rather than via the traditional injection method. Pharmasset's positive drug trials increased conviction for this product. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a premium. Gilead's purchase shows that the company is intent on becoming the leader in hepatitis medicines.

•  Visa remains the dominant provider of debit processing to US card issuers, and now has clarity on final debit rules. We believe pricing pressures will be modest, with Visa continuing to enjoy a significant market share, while

UBS U.S. Large Cap Equity Fund

also benefiting from the long-term transition from cash and check payments to plastic and electronic payment forms. We continue to believe Visa is attractively valued, and remain overweight.

•  We believe Colgate-Palmolive is a well-run company with a strong track record of organic growth. The company has a leading market position in favorable categories with a clear focus, such as oral care, and a high-margin, high-growth business with strong brand loyalty. Colgate also benefits from high exposure to the emerging markets, as well as strong capability in innovation and branding. Colgate has an attractive valuation and is a top overweight in the portfolio.

•  Kraft Foods is undergoing a turnaround and improvement effort that we believe is not yet fully appreciated by the market. We see a renewed and increased focus on long-term growth by company management since Kraft separated from Altria. The recent acquisition of Cadbury should further improve the company's growth profile, cost structure and economies of scale, especially in Europe and the emerging markets.

•  Ultra Petroleum suffered when the market experienced a flight to safety. Energy stocks were punished as investors perceived them as higher-risk and more susceptible to an economic slowdown. Weak natural gas prices have challenged Ultra, even though the company is still earning more than its cost of capital returns. We believe the stock should recover as industry gas volumes begin to come down later in 2012. This should be accelerated by reduced rig counts in key producing regions like the Haynesville shale.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(7.60)%	(3.13)%	(2.84)%	2.75%
Class B2	(7.98)	(3.84)	(3.57)	2.28[5]
Class C3	(8.00)	(3.88)	(3.56)	2.00
Class Y4	(7.46)	(2.83)	(2.57)	3.05
After deducting maximum sales charge
Class A1	(12.70)%	(8.44)%	(3.93)%	2.17%
Class B2	(12.58)	(8.65)	(3.93)	2.28[5]
Class C3	(8.92)	(4.84)	(3.56)	2.00
Russell 1000 Index[6]	(4.58)%	1.50%	(0.02)%	3.35%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.19% and 1.20%; Class B—2.06% and 1.95%; Class C—2.00% and 1.95%; Class Y—0.94% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The Russell 1000 Index is designed to measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2011

Percentage of net assets
Apple, Inc.	4.1%
Wells Fargo & Co.	2.8
Kraft Foods, Inc., Class A	2.5
Comcast Corp., Class A	2.2
General Dynamics Corp.	2.2
Time Warner, Inc.	2.2
Exxon Mobil Corp.	2.1
JPMorgan Chase & Co.	2.1
Adobe Systems, Inc.	2.1
Citigroup, Inc.	2.0
Total	24.3%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	5.47%
Air freight & logistics	1.79
Automobiles	1.22
Biotechnology	3.67
Capital markets	2.46
Chemicals	3.19
Commercial banks	4.31
Communications equipment	1.99
Computers & peripherals	5.22
Construction materials	0.70
Diversified consumer services	0.93
Diversified financial services	5.16
Electric utilities	2.66
Energy equipment & services	4.90
Food & staples retailing	1.58
Food products	2.49
Health care equipment & supplies	3.01
Health care providers & services	2.30
Hotels, restaurants & leisure	2.53
Household products	2.01
Insurance	2.43
Internet & catalog retail	1.40
IT services	2.16
Life sciences tools & services	0.51
Machinery	1.93
Media	5.64
Multiline retail	1.42
Oil, gas & consumable fuels	7.12
Pharmaceuticals	4.98
Real estate investment trust (REIT)	0.89
Road & rail	1.47
Semiconductors & semiconductor equipment	3.16
Software	3.75
Specialty retail	0.99
Textiles, apparel & luxury goods	1.67
Total common stocks	97.11%
Short-term investment	3.12
Investment of cash collateral from securities loaned	0.64
Total investments	100.87%
Liabilities, in excess of cash and other assets	(0.87)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 97.11%
Aerospace & defense: 5.47%
Boeing Co.	54,600	$4,004,910
General Dynamics Corp.	66,700	4,429,547
Textron, Inc.	142,400	2,632,976
		11,067,433
Air freight & logistics: 1.79%
FedEx Corp.	43,400	3,624,334
Automobiles: 1.22%
General Motors Co.*	121,400	2,460,778
Biotechnology: 3.67%
Acorda Therapeutics, Inc.*	56,100	1,337,424
Alexion Pharmaceuticals, Inc.*	37,700	2,695,550
Amylin Pharmaceuticals, Inc.*	100,000	1,138,000
Gilead Sciences, Inc.*	55,300	2,263,429
		7,434,403
Capital markets: 2.46%
Invesco Ltd.	116,100	2,332,449
Morgan Stanley	174,600	2,641,698
		4,974,147
Chemicals: 3.19%
Celanese Corp., Series A	76,900	3,404,363
Dow Chemical Co.	105,700	3,039,932
		6,444,295
Commercial banks: 4.31%
US Bancorp	115,500	3,124,275
Wells Fargo & Co.	203,200	5,600,192
		8,724,467
Communications equipment: 1.99%
Cisco Systems, Inc.	202,400	3,659,392
QUALCOMM, Inc.	6,600	361,020
		4,020,412
Computers & peripherals: 5.22%
Apple, Inc.*	20,400	8,262,000
Hewlett-Packard Co.	89,300	2,300,368
		10,562,368
Construction materials: 0.70%
Martin Marietta Materials, Inc.[1]	18,900	1,425,249
Diversified consumer services: 0.93%
Apollo Group, Inc., Class A*	35,100	1,890,837

	Shares	Value
Diversified financial services: 5.16%
Citigroup, Inc.	155,530	$4,091,994
CME Group, Inc.	8,700	2,119,929
JPMorgan Chase & Co.	127,200	4,229,400
		10,441,323
Electric utilities: 2.66%
Edison International	62,500	2,587,500
NextEra Energy, Inc.	46,000	2,800,480
		5,387,980
Energy equipment & services: 4.90%
Baker Hughes, Inc.	45,000	2,188,800
Ensco PLC ADR	55,700	2,613,444
McDermott International, Inc.*	222,700	2,563,277
Noble Corp.*	84,600	2,556,612
		9,922,133
Food & staples retailing: 1.58%
Kroger Co.	131,600	3,187,352
Food products: 2.49%
Kraft Foods, Inc., Class A	135,100	5,047,336
Health care equipment & supplies: 3.01%
Baxter International, Inc.	52,500	2,597,700
Medtronic, Inc.	91,200	3,488,400
		6,086,100
Health care providers & services: 2.30%
HCA Holdings, Inc.*	82,800	1,824,084
UnitedHealth Group, Inc.	55,800	2,827,944
		4,652,028
Hotels, restaurants & leisure: 2.53%
Carnival Corp.	87,900	2,869,056
International Game Technology	131,200	2,256,640
		5,125,696
Household products: 2.01%
Colgate-Palmolive Co.	44,100	4,074,399
Insurance: 2.43%
Aflac, Inc.	55,000	2,379,300
MetLife, Inc.	81,400	2,538,052
		4,917,352
Internet & catalog retail: 1.40%
Amazon.com, Inc.*	16,400	2,838,840

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
IT services: 2.16%
ServiceSource International, Inc.*	71,500	$1,121,835
Visa, Inc., Class A	32,000	3,248,960
		4,370,795
Life sciences tools & services: 0.51%
Bio-Rad Laboratories, Inc., Class A*	10,700	1,027,628
Machinery: 1.93%
Illinois Tool Works, Inc.	83,600	3,904,956
Media: 5.64%
Comcast Corp., Class A	187,300	4,440,883
Time Warner, Inc.	120,800	4,365,712
Viacom, Inc., Class B	57,400	2,606,534
		11,413,129
Multiline retail: 1.42%
Kohl's Corp.	58,100	2,867,235
Oil, gas & consumable fuels: 7.12%
EOG Resources, Inc.	31,500	3,103,065
Exxon Mobil Corp.	50,600	4,288,856
Hess Corp.	56,800	3,226,240
Peabody Energy Corp.	52,000	1,721,720
Ultra Petroleum Corp.*	69,477	2,058,603
		14,398,484
Pharmaceuticals: 4.98%
Allergan, Inc.	21,900	1,921,506
Hospira, Inc.*	71,900	2,183,603
Merck & Co., Inc.	106,200	4,003,740
Teva Pharmaceutical Industries Ltd. ADR	48,700	1,965,532
		10,074,381
Real estate investment trust (REIT): 0.89%
Annaly Capital Management, Inc.	112,800	1,800,288

	Shares	Value
Road & rail: 1.47%
Hertz Global Holdings, Inc.*	253,800	$2,974,536
Semiconductors & semiconductor equipment: 3.16%
Atmel Corp.*	123,200	997,920
Broadcom Corp., Class A*	63,000	1,849,680
Intersil Corp., Class A	171,100	1,786,284
Skyworks Solutions, Inc.*	108,000	1,751,760
		6,385,644
Software: 3.75%
Adobe Systems, Inc.*	147,800	4,178,306
Symantec Corp.*	218,100	3,413,265
		7,591,571
Specialty retail: 0.99%
GameStop Corp., Class A*	82,800	1,997,964
Textiles, apparel & luxury goods: 1.67%
Coach, Inc.	55,400	3,381,616
Total common stocks (cost $188,620,966)		196,497,489
Short-term investment: 3.12%
Investment company: 3.12%
UBS Cash Management Prime Relationship Fund[2] (cost $6,305,582)	6,305,582	6,305,582
Investment of cash collateral from securities loaned: 0.64%
UBS Private Money Market Fund LLC[2] (cost $1,291,012)	1,291,012	1,291,012
Total investments: 100.87% (cost $196,217,560)		204,094,083
Liabilities, in excess of cash and other assets: (0.87)%		(1,767,627)
Net assets: 100.00%		$202,326,456

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$22,701,492
Gross unrealized depreciation	(14,824,969)
Net unrealized appreciation of investments	$7,876,523

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$3,069,181	$29,889,415	$26,653,014	$6,305,582	$1,789
UBS Private Money Market Fund LLC[a]	10,614,564	33,959,901	43,283,453	1,291,012	275
	$13,683,745	$63,849,316	$69,936,467	$7,596,594	$2,064

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$196,497,489	$—	$—	$196,497,489
Short-term investment	—	6,305,582	—	6,305,582
Investment of cash collateral from securities loaned	—	1,291,012	—	1,291,012
Total	$196,497,489	$7,596,594	$—	$204,094,083

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") declined 9.63% (Class A shares declined 14.59% after the deduction of the maximum sales charge), while Class Y shares declined 9.50%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), declined 10.59% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 66; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Both the Fund and its benchmark posted negative returns during the review period; however, the Fund did outperform its benchmark, primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection in health care was the main driver of relative returns. Though the sector as a whole declined, the Fund's health care names showed gains during the period.

  – Shares of Pharmasset, a biotechnology company, rose during the six-month period and was a large contributor to performance. (For details, see "Portfolio highlights.")

  – Questcor Pharmaceuticals was up sharply after the company reported strong third quarter results that exceeded consensus estimates. Earnings were driven by sales growth of Acthar, a drug developed for the treatment of multiple sclerosis and nephrotic syndrome.

  – ViroPharma, a biotechnology company, saw its shares rise after announcing a supplementary NDA (New Drug Application) approval for its Vancocin product. The new label should qualify Vancocin for an additional three years of market exclusivity.

•  The Fund's small cash position contributed positively to performance as the equity market declined during the summer.

•  An underweight to energy stocks was beneficial for results during the six months. The Fund's sector allocations are a by-product of our bottom-up stock selection process. As many energy stocks underperformed, the Fund benefited from its reduced exposure to these names.

•  Stock selection decisions within the information technology sector were positive for performance. OSI Systems (for details, see "Portfolio highlights") generated solid performance, as did Taleo Corp. The latter, a provider of on-demand talent management solutions, gained after its competitor, SuccessFactors Inc., agreed to be acquired by SAP for $3.4 billion.

What didn't work

•  Stock selection in the consumer staples sector detracted from relative returns. Notably, Diamond Foods, a branded nut and snack products company, saw its shares fall amid questions about how Diamond compensates its walnut growers. Investors grew concerned that the walnut issue would lead to a delay or cancellation of the previously announced acquisition of Pringles, as well as a lower stock price. We sold out of the position towards the end of the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Small Cap Growth Fund

•  Several of the Fund's information technology holdings underperformed during the period.

  – Polycom Inc., a supplier of video and voice conferencing solutions, saw its shares fall after the company announced increased operating expenses in 2012.

  – Shares of Rovi Corp., a provider of solutions to search, manage and protect digital media, declined after management provided a cautious 2012 outlook.

  – Acme Packet, a provider of networking equipment, underperformed as investors worried that the company's service provider customers remain cautious on capital expenditures.

•  Certain consumer discretionary holdings generated poor results during the six months. Notably, the stock price of Imax Corp. was under pressure due to weaker-than-expected box office results. We added to our position during the dip. (For details, see "Portfolio highlights.")

Portfolio highlights

•  Pharmasset's positive drug trials increased conviction for its hepatitis C virus inhibitor. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a significant premium in the fourth quarter. Gilead's purchase shows that the company is intent on becoming the leader in hepatitis medicines. We sold out of this position prior to period end, as we felt that Pharmasset's upside potential was capped when it was purchased by Gilead.

•  OSI Systems Inc. is a manufacturer of security inspection systems and medical monitoring systems. Its shares rose after the company reported strong quarterly results with strong bookings and backlog growth. The company recently announced a major deal with the port of Puerto Rico, in which OSI will provide equipment, as well as turnkey cargo screening services at the port. The company is also in the process of launching a new CT scanner for airport baggage screening, which can operate at three times the speed of current scanners with similar accuracy rates.

•  IMAX designs and manufactures projection and sound systems for large-format motion picture presentation and production in both 2D and 3D formats. IMAX stands to benefit from the recent trend toward premium movie-going experiences. Several developments should lead to greater adoption of the IMAX platform by studios and operators. These include a lower cost to convert films and theatre screens to IMAX, as well as greater consumer acceptance. The company's business model now includes a percentage of the box office revenues, which, in our view, should allow IMAX to grow profitability.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(9.63)%	(0.55)%	1.32%	4.81%
Class B2	(9.93)	(1.33)	0.58	4.35[5]
Class C3	(9.95)	(1.26)	0.57	4.03
Class Y4	(9.50)	(0.33)	1.58	5.07
After deducting maximum sales charge
Class A1	(14.59)%	(6.04)%	0.17%	4.22%
Class B2	(14.43)	(6.27)	0.21	4.35[5]
Class C3	(10.85)	(2.25)	0.57	4.03
Russell 2000 Growth Index[6]	(10.59)%	(2.91)%	2.09%	4.48%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.55% and 1.41%; Class B—2.26% and 2.16%; Class C—2.38% and 2.16%; Class Y—1.14% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
OSI Systems, Inc.	2.5%
SM Energy Co.	2.2
Ultimate Software Group, Inc.	1.9
Taleo Corp., Class A	1.8
The Men's Wearhouse, Inc.	1.8
Zoll Medical Corp.	1.7
Tenneco, Inc.	1.7
Cepheid, Inc.	1.7
HMS Holdings Corp.	1.6
Chart Industries, Inc.	1.6
Total	18.5%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2011

Common stocks
Air freight & logistics	1.26%
Auto components	1.72
Biotechnology	6.52
Chemicals	2.38
Commercial banks	1.05
Commercial services & supplies	1.06
Communications equipment	5.03
Computers & peripherals	1.45
Construction & engineering	1.28
Containers & packaging	1.54
Distributors	1.38
Electrical equipment	2.25
Electronic equipment, instruments & components	4.63
Energy equipment & services	2.66
Food & staples retailing	2.01
Food products	1.62
Health care equipment & supplies	4.95
Health care providers & services	6.18
Health care technology	0.95
Hotels, restaurants & leisure	4.51
Household durables	0.54
Internet & catalog retail	0.55
Internet software & services	0.54
Machinery	5.24
Media	1.51
Metals & mining	0.47
Oil, gas & consumable fuels	6.45
Pharmaceuticals	3.99
Real estate investment trust (REIT)	1.47
Road & rail	2.26
Semiconductors & semiconductor equipment	5.04
Software	10.85
Specialty retail	3.65
Textiles, apparel & luxury goods	1.18
Total common stocks	98.17%
Investment company
iShares Russell 2000 Growth Index Fund	1.22
Short-term investment	1.05
Investment of cash collateral from securities loaned	5.85
Total investments	106.29%
Liabilities, in excess of cash and other assets	(6.29)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 98.17%
Air freight & logistics: 1.26%
Hub Group, Inc., Class A*	51,300	$1,663,659
Auto components: 1.72%
Tenneco, Inc.*	76,100	2,266,258
Biotechnology: 6.52%
Amarin Corp. PLC ADR*	62,200	465,878
Ariad Pharmaceuticals, Inc.*	48,300	591,675
Cepheid, Inc.*	64,800	2,229,768
Emergent Biosolutions, Inc.*	36,100	607,924
Exact Sciences Corp.*	122,800	997,136
Halozyme Therapeutics, Inc.*	55,700	529,707
Incyte Corp. Ltd.*[1]	46,500	697,965
Ironwood Pharmaceuticals, Inc.*	64,000	766,080
Medivation, Inc.*	17,300	797,703
Seattle Genetics, Inc.*[1]	54,000	902,610
		8,586,446
Chemicals: 2.38%
LSB Industries, Inc.*	49,900	1,398,697
Solutia, Inc.*	100,900	1,743,552
		3,142,249
Commercial banks: 1.05%
Columbia Banking System, Inc.	18,500	356,495
Webster Financial Corp.	50,100	1,021,539
		1,378,034
Commercial services & supplies: 1.06%
Clean Harbors, Inc.*	22,000	1,402,060
Communications equipment: 5.03%
Acme Packet, Inc.*	27,800	859,298
Aruba Networks, Inc.*	87,300	1,616,796
Finisar Corp.*	92,421	1,547,590
Polycom, Inc.*	96,000	1,564,800
Riverbed Technology, Inc.*	44,000	1,034,000
		6,622,484
Computers & peripherals: 1.45%
Fusion-io, Inc.*[1]	34,100	825,220
OCZ Technology Group, Inc.*[1]	164,800	1,089,328
		1,914,548
Construction & engineering: 1.28%
EMCOR Group, Inc.	62,700	1,680,987
Containers & packaging: 1.54%
Rock-Tenn Co., Class A	35,156	2,028,501

	Shares	Value
Distributors: 1.38%
LKQ Corp.*	60,300	$1,813,824
Electrical equipment: 2.25%
EnerSys*	54,400	1,412,768
Regal-Beloit Corp.	30,500	1,554,585
		2,967,353
Electronic equipment, instruments & components: 4.63%
InvenSense, Inc.*	116,600	1,161,336
OSI Systems, Inc.*	66,900	3,263,382
Tech Data Corp.*	33,900	1,674,999
		6,099,717
Energy equipment & services: 2.66%
Key Energy Services, Inc.*	138,600	2,144,142
Pioneer Drilling Co.*	140,900	1,363,912
		3,508,054
Food & staples retailing: 2.01%
Susser Holdings Corp.*	40,800	922,896
United Natural Foods, Inc.*	43,200	1,728,432
		2,651,328
Food products: 1.62%
TreeHouse Foods, Inc.*	32,600	2,131,388
Health care equipment & supplies: 4.95%
HeartWare International, Inc.*[1]	10,100	696,900
Insulet Corp.*	71,200	1,340,696
ResMed, Inc.*	39,400	1,000,760
Thoratec Corp.*	35,300	1,184,668
Zoll Medical Corp.*	36,400	2,299,752
		6,522,776
Health care providers & services: 6.18%
Air Methods Corp.*	19,900	1,680,555
HMS Holdings Corp.*	67,735	2,166,165
IPC The Hospitalist Co., Inc.*	37,100	1,696,212
Mednax, Inc.*	13,200	950,532
PSS World Medical, Inc.*	68,100	1,647,339
		8,140,803
Health care technology: 0.95%
SXC Health Solutions Corp.*	22,132	1,250,015
Hotels, restaurants & leisure: 4.51%
BJ's Restaurants, Inc.*	35,500	1,608,860
Buffalo Wild Wings, Inc.*	22,300	1,505,473
Panera Bread Co., Class A*	8,800	1,244,760
Texas Roadhouse, Inc.	2,900	43,210
The Cheesecake Factory, Inc.*	52,300	1,535,005
		5,937,308

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Household durables: 0.54%
Ryland Group, Inc.	45,200	$712,352
Internet & catalog retail: 0.55%
Shutterfly, Inc.*[1]	32,100	730,596
Internet software & services: 0.54%
VistaPrint NV*[1]	23,100	706,860
Machinery: 5.24%
Chart Industries, Inc.*	40,000	2,162,800
Robbins & Myers, Inc.	44,400	2,155,620
Wabash National Corp.*	99,800	782,432
Woodward, Inc.	44,200	1,809,106
		6,909,958
Media: 1.51%
Imax Corp.*[1]	108,700	1,992,471
Metals & mining: 0.47%
Steel Dynamics, Inc.	46,700	614,105
Oil, gas & consumable fuels: 6.45%
Approach Resources, Inc.*	60,400	1,776,364
Bonanza Creek Energy, Inc.*	95,000	1,187,500
Gulfport Energy Corp.*	53,700	1,581,465
SM Energy Co.	39,000	2,850,900
Whiting Petroleum Corp.*	23,600	1,101,884
		8,498,113
Pharmaceuticals: 3.99%
Auxilium Pharmaceuticals, Inc.*	41,400	825,102
Nektar Therapeutics*[1]	65,200	364,794
Questcor Pharmaceuticals, Inc.*	50,100	2,083,158
ViroPharma, Inc.*	72,300	1,980,297
		5,253,351
Real estate investment trust (REIT): 1.47%
BioMed Realty Trust, Inc.	31,700	573,136
DuPont Fabros Technology, Inc.	32,900	796,838
Franklin Street Properties Corp.	56,600	563,170
		1,933,144
Road & rail: 2.26%
Knight Transportation, Inc.	69,400	1,085,416
Landstar System, Inc.	39,500	1,892,840
		2,978,256

	Shares	Value
Semiconductors & semiconductor equipment: 5.04%
Cavium, Inc.*	55,200	$1,569,336
Cirrus Logic, Inc.*	73,500	1,164,975
Cymer, Inc.*	26,800	1,333,568
Mellanox Technologies Ltd.*	47,092	1,530,019
Skyworks Solutions, Inc.*	46,800	759,096
Veeco Instruments, Inc.*[1]	13,900	289,120
		6,646,114
Software: 10.85%
Factset Research Systems, Inc.	19,600	1,710,688
Imperva, Inc.*	22,000	765,820
Jive Software, Inc.*	101,800	1,628,800
NICE Systems Ltd. ADR*	47,800	1,646,710
QLIK Technologies, Inc.*	71,600	1,732,720
Rovi Corp.*	11,900	292,502
Synchronoss Technologies, Inc.*	54,400	1,643,424
Taleo Corp., Class A*	62,600	2,421,994
Ultimate Software Group, Inc.*	37,704	2,455,285
		14,297,943
Specialty retail: 3.65%
Children's Place Retail Stores, Inc.*	17,300	918,976
Francesca's Holdings Corp.*[1]	46,117	797,824
The Men's Wearhouse, Inc.	71,200	2,307,592
Wet Seal, Inc., Class A*	242,500	790,550
		4,814,942
Textiles, apparel & luxury goods: 1.18%
PVH Corp.	22,100	1,557,829
Total common stocks (cost $101,795,892)		129,353,826
Investment company: 1.22%
iShares Russell 2000 Growth Index Fund[1] (cost $1,568,410)	19,000	1,600,370
Short-term investment: 1.05%
Investment company: 1.05%
UBS Cash Management Prime Relationship Fund[2] (cost $1,386,887)	1,386,887	1,386,887

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

	Shares	Value
Investment of cash collateral from securities loaned: 5.85%
UBS Private Money Market Fund LLC[2] (cost $7,707,904)	7,707,904	$7,707,904
Total investments: 106.29% (cost $112,459,093)		140,048,987
Liabilities, in excess of cash and other assets: (6.29)%		(8,282,770)
Net assets: 100.00%		$131,766,217

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$33,290,037
Gross unrealized depreciation	(5,700,143)
Net unrealized appreciation of investments	$27,589,894

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$1,436,127	$25,215,261	$25,264,501	$1,386,887	$1,510
UBS Private Money Market Fund LLC[a]	17,143,760	60,816,247	70,252,103	7,707,904	1,017
	$18,579,887	$86,031,508	$95,516,604	$9,094,791	$2,527

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$129,353,826	$—	$—	$129,353,826
Investment company	1,600,370	—	—	1,600,370
Short-term investment	—	1,386,887	—	1,386,887
Investment of cash collateral from securities loaned	—	7,707,904	—	7,707,904
Total	$130,954,196	$9,094,791	$—	$140,048,987

See accompanying notes to financial statements.

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CDI  Chess depository interest

CVA  Dutch certification—depository certificate

ETF  Exchange Traded Fund

GDR  Global depositary receipt

NPV  No Par Value

OJSC  Open joint stock company

Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT	Real estate investment trust

SPDR	Standard & Poor's Depository Receipts

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements

The UBS Funds

December 31, 2011 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2011 to December 31, 2011.

The UBS Funds

December 31, 2011 (unaudited)

		Beginning account value July 1, 2011	Ending account value December 31, 2011	Expenses paid during period* 07/01/11 – 12/31/11	Expense ratio during period
UBS Global Equity Fund
Class A	Actual	$1,000.00	$871.50	$7.06	1.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.61	1.50
Class B	Actual	1,000.00	868.30	10.57	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.83	11.39	2.25
Class C	Actual	1,000.00	868.30	10.57	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.83	11.39	2.25
Class Y	Actual	1,000.00	872.20	5.69	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.14	1.21
UBS International Equity Fund
Class A	Actual	1,000.00	808.90	5.68	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25
Class B	Actual	1,000.00	806.00	9.08	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00
Class C	Actual	1,000.00	806.40	9.08	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00
Class Y	Actual	1,000.00	810.20	4.55	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00
UBS Market Neutral Multi-Strategy Fund
Class A	Actual	1,000.00	989.20	19.30	3.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,005.73	19.46	3.86
Class C	Actual	1,000.00	985.00	22.95	4.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.01	23.15	4.60
Class Y	Actual	1,000.00	990.30	18.01	3.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.04	18.16	3.60

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

The UBS Funds

December 31, 2011 (unaudited)

		Beginning account value July 1, 2011	Ending account value December 31, 2011	Expenses paid during period* 07/01/11 – 12/31/11	Expense ratio during period
UBS U.S. Equity Alpha Fund
Class A	Actual	$1,000.00	$927.20	$10.17	2.10%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.63	2.10
Class C	Actual	1,000.00	922.50	13.82	2.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.76	14.46	2.86
Class Y	Actual	1,000.00	928.10	9.01	1.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.79	9.42	1.86
UBS U.S. Equity Opportunity Fund
Class A	Actual	1,000.00	895.70	5.72	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class B	Actual	1,000.00	891.20	9.27	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class C	Actual	1,000.00	892.20	9.27	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class Y	Actual	1,000.00	896.30	4.53	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	924.00	5.80	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class B	Actual	1,000.00	920.20	9.41	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class C	Actual	1,000.00	920.00	9.41	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class Y	Actual	1,000.00	925.40	4.60	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

The UBS Funds

December 31, 2011 (unaudited)

		Beginning account value July 1, 2011	Ending account value December 31, 2011	Expenses paid during period* 07/01/11 – 12/31/11	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A	Actual	$1,000.00	$903.70	$6.70	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40
Class B	Actual	1,000.00	900.70	10.27	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.89	2.15
Class C	Actual	1,000.00	900.50	10.27	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.89	2.15
Class Y	Actual	1,000.00	905.00	5.51	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2011 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$92,827,425	$20,222,361	$14,416,364	$23,692,017
Affiliated issuers	708,376	391,107	8,171,641	198,205
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	2,536,840	644,154	—	—
Foreign currency, at cost	702,282	145,781	430,003	—
	$96,774,923	$21,403,403	$23,018,008	$23,890,222
Investments, at value:
Unaffiliated issuers	$87,779,037	$19,806,172	$13,379,642	$24,431,588
Affiliated issuers	708,376	391,107	8,171,641	198,205
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	2,536,840	644,154	—	—
Foreign currency, at value	699,008	146,641	430,005	—
Cash	—	123	40,739	—
Receivables:
Investment securities sold	521,608	233,264	295,184	1,018,161
Foreign tax reclaims	309,517	108,485	4,790	—
Dividends	124,022	25,438	23,283	61,157
Interest	4,096	406	832	15
Fund shares sold	1,946	30,501	39	2,514
Due from advisor	—	4,872	100	—
Cash collateral for futures contracts	—	—	63,892	—
Cash collateral for securities sold short	—	—	9,727,514	37,291
Unrealized appreciation on forward foreign currency contracts	444,993	84,931	22,440	—
Other assets	35,294	30,170	21,355	25,584
Total assets	93,164,737	21,506,264	32,181,456	25,774,515
Liabilities:
Payables:
Cash collateral from securities loaned	2,536,840	644,154	—	—
Investment securities purchased	284,663	211,920	379,825	236,749
Investment advisory and administration fee	57,376	—	—	3,326
Fund shares redeemed	97,619	8,720	24,114	795,480
Custody and fund accounting fees	8,611	8,262	14,585	11,031
Distribution and service fees	26,427	2,020	1,248	5,755
Trustees' fees	5,538	4,092	4,026	4,161
Dividends payable for securities sold short	—	—	9,954	2,530
Due to custodian	—	—	—	86
Due to broker	—	—	150,152	—
Accrued expenses	128,988	73,372	51,604	64,030
Securities sold short, at value[2]	—	—	13,443,706	5,565,082
Unrealized depreciation on forward foreign currency contracts	109,202	40,129	19,262	—
Total liabilities	3,255,264	992,669	14,098,476	6,688,230
Net assets	$89,909,473	$20,513,595	$18,082,980	$19,086,285

1  The market value of securities loaned by UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of December 31, 2011 was $2,460,742, $616,076, $423,482, $1,268,472 and $7,497,705, respectively.

2  Proceeds from securities sold short by UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund were $14,506,472 and $5,025,201, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$42,160,047	$188,620,966	$103,364,302
Affiliated issuers	471,927	6,305,582	1,386,887
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	887,661	1,291,012	7,707,904
Foreign currency, at cost	—	—	—
	$43,519,635	$196,217,560	$112,459,093
Investments, at value:
Unaffiliated issuers	$40,883,560	$196,497,489	$130,954,196
Affiliated issuers	471,927	6,305,582	1,386,887
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	887,661	1,291,012	7,707,904
Foreign currency, at value	—	—	—
Cash	—	38	—
Receivables:
Investment securities sold	24,651,641	776,815	438,957
Foreign tax reclaims	—	—	—
Dividends	86,319	328,742	20,448
Interest	278	1,382	30,529
Fund shares sold	904	67,341	285,314
Due from advisor	—	—	—
Cash collateral for futures contracts	—	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	30,824	46,259	43,512
Total assets	67,013,114	205,314,660	140,867,747
Liabilities:
Payables:
Cash collateral from securities loaned	887,661	1,291,012	7,707,904
Investment securities purchased	24,002,179	1,353,345	583,937
Investment advisory and administration fee	10,128	129,057	96,437
Fund shares redeemed	60,930	102,763	613,616
Custody and fund accounting fees	6,778	14,293	8,688
Distribution and service fees	11,361	5,945	8,422
Trustees' fees	4,467	7,621	6,152
Dividends payable for securities sold short	—	—	—
Due to custodian	—	—	—
Due to broker	—	—	—
Accrued expenses	67,480	84,168	76,374
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	25,050,984	2,988,204	9,101,530
Net assets	$41,962,130	$202,326,456	$131,766,217

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2011 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund[1]	UBS U.S. Equity Alpha Fund[1]
Net assets consist of:
Beneficial interest	$123,534,913	$34,327,732	$18,974,859	$41,680,555
Accumulated undistributed net investment income (loss)	373,977	97,418	(272,303)	25,196
Accumulated net realized loss	(29,323,381)	(13,568,198)	(657,864)	(22,819,156)
Net unrealized appreciation (depreciation)	(4,676,036)	(343,357)	38,288	199,690
Net assets	$89,909,473	$20,513,595	$18,082,980	$19,086,285
Class A:
Net assets	$53,618,799	$6,353,684	$2,987,514	$11,072,639
Shares outstanding	4,861,234	977,730	311,692	1,337,803
Net asset value and redemption proceeds per share	$11.03	$6.50	$9.58	$8.28
Offering price per share (NAV per share plus maximum sales charge)[2]	$11.67	$6.88	$10.14	$8.76
Class B:
Net assets	$469,322	$20,690	N/A	N/A
Shares outstanding	43,671	3,057	N/A	N/A
Net asset value and offering price per share	$10.75	$6.77	N/A	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$10.21	$6.43	N/A	N/A
Class C:
Net assets	$16,889,225	$737,888	$660,106	$3,723,030
Shares outstanding	1,600,840	115,142	69,590	459,468
Net asset value and offering price per share	$10.55	$6.41	$9.49	$8.10
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$10.44	$6.35	$9.40	$8.02
Class Y:
Net assets	$18,932,127	$13,401,333	$14,435,360	$4,290,616
Shares outstanding	1,673,383	2,056,157	1,499,728	519,739
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$11.31	$6.52	$9.63	$8.26

1  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$63,408,649	$381,041,224	$140,156,595
Accumulated undistributed net investment income (loss)	214,847	891,780	(408,507)
Accumulated net realized loss	(20,379,310)	(187,483,071)	(35,571,765)
Net unrealized appreciation (depreciation)	(1,282,056)	7,876,523	27,589,894
Net assets	$41,962,130	$202,326,456	$131,766,217
Class A:
Net assets	$36,104,802	$14,920,003	$29,635,364
Shares outstanding	6,048,401	986,679	2,049,355
Net asset value and redemption proceeds per share	$5.97	$15.12	$14.46
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.32	$16.00	$15.30
Class B:
Net assets	$21,021	$81,536	$19,989
Shares outstanding	3,514	5,524	1,498
Net asset value and offering price per share	$5.98	$14.76	$13.34
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.68	$14.02	$12.67
Class C:
Net assets	$4,206,841	$3,171,316	$2,260,939
Shares outstanding	717,351	217,031	169,882
Net asset value and offering price per share	$5.86	$14.61	$13.31
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.80	$14.46	$13.18
Class Y:
Net assets	$1,629,466	$184,153,601	$99,849,925
Shares outstanding	271,605	12,110,255	6,630,118
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.00	$15.21	$15.06

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2011 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Investment income:
Dividends	$963,281	$199,087	$147,918	$323,932
Interest	93	85	—	—
Affiliated interest	423	310	5,151	148
Securities lending[1]	84,202	6,882	—	—
Foreign tax withheld	(93,343)	(15,209)	(8,441)	—
Total income	954,656	191,155	144,628	324,080
Expenses:
Advisory and administration	$397,252	$101,740	$127,221	$142,304
Service and distribution:
Class A	72,162	9,234	4,885	16,762
Class B	2,492	126	—	—
Class C	89,379	4,832	3,613	20,776
Transfer agency and related service fees:
Class A	48,175	2,846	3,245	5,935
Class B	196	75	—	—
Class C	20,102	646	69	3,892
Class Y	4,531	7,756	424	1,863
Custodian and fund accounting	31,586	27,813	43,355	32,734
Federal and state registration	24,712	23,637	15,754	18,486
Professional services	56,157	54,610	42,351	48,859
Shareholder reports	23,412	1,967	7,656	3,509
Trustees	10,971	8,138	7,970	8,257
Dividend expense and security loan fees for securities sold short	—	—	201,363	79,729
Interest expense	524	—	—	—
Other	14,222	9,916	10,237	5,758
Total expenses	795,873	253,336	468,143	388,864
Fee waivers and/or expense reimbursements by Advisor	(36,609)	(123,373)	(114,670)	(106,761)
Net expenses	759,264	129,963	353,473	282,103
Net investment income (loss)	195,392	61,192	(208,845)	41,977
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,981,218)	(423,212)	256,476	984,326
Futures contracts	—	—	(220,551)	—
Securities sold short	—	—	(309,445)	(715,859)
Forward foreign currency contracts	995,058	252,116	(8,142)	—
Foreign currency transactions	(39,251)	9,389	4,456	—
Net realized gain (loss)	(1,025,411)	(161,707)	(277,206)	268,467
Change in net unrealized appreciation/depreciation on:
Investments	(14,036,551)	(5,374,620)	(1,836,665)	(3,838,022)
Futures contracts	—	—	(9,950)	—
Securities sold short	—	—	2,141,289	940,106
Forward foreign currency contracts	509,386	80,857	(3,253)	—
Translation of other assets and liabilities denominated in foreign currency	(31,909)	(12,774)	(2,134)	—
Change in net unrealized appreciation/depreciation	(13,559,074)	(5,306,537)	289,287	(2,897,916)
Net realized and unrealized gain (loss)	(14,584,485)	(5,468,244)	12,081	(2,629,449)
Net decrease in net assets resulting from operations	$(14,389,093)	$(5,407,052)	$(196,764)	$(2,587,472)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $208, $59, $70, $275 and $1,017, for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$489,952	$1,905,956	$190,237
Interest	—	—	—
Affiliated interest	322	1,789	1,510
Securities lending[1]	909	4,089	157,011
Foreign tax withheld	—	—	—
Total income	491,183	1,911,834	348,758
Expenses:
Advisory and administration	$169,242	$803,796	$627,911
Service and distribution:
Class A	47,208	20,709	40,080
Class B	111	569	112
Class C	21,825	15,519	12,819
Transfer agency and related service fees:
Class A	21,603	7,787	40,222
Class B	67	136	90
Class C	3,602	1,606	3,600
Class Y	1,706	57,330	14,960
Custodian and fund accounting	20,110	40,510	28,236
Federal and state registration	23,134	25,740	24,539
Professional services	52,851	50,116	48,859
Shareholder reports	9,202	5,179	5,990
Trustees	8,872	15,139	12,261
Dividend expense and security loan fees for securities sold short	—	—	—
Interest expense	—	—	—
Other	6,749	15,670	12,718
Total expenses	386,282	1,059,806	872,397
Fee waivers and/or expense reimbursements by Advisor	(110,578)	(40,838)	(41,332)
Net expenses	275,704	1,018,968	831,065
Net investment income (loss)	215,479	892,866	(482,307)
Net realized gain (loss) on:
Investments in unaffiliated issuers	476,685	4,174,726	6,654,594
Futures contracts	—	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	476,685	4,174,726	6,654,594
Change in net unrealized appreciation/depreciation on:
Investments	(5,948,929)	(22,783,659)	(20,833,960)
Futures contracts	—	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(5,569)	—	—
Change in net unrealized appreciation/depreciation	(5,954,498)	(22,783,659)	(20,833,960)
Net realized and unrealized gain (loss)	(5,477,813)	(18,608,933)	(14,179,366)
Net decrease in net assets resulting from operations	$(5,262,334)	$(17,716,067)	$(14,661,673)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Global Equity Fund		UBS International Equity Fund
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Operations:
Net investment income (loss)	$195,392	$241,094	$61,192	$296,211
Net realized gain (loss)	(1,025,411)	23,488,783	(161,707)	6,141,236
Change in net unrealized appreciation/depreciation	(13,559,074)	3,698,892	(5,306,537)	470,430
Net increase (decrease) in net assets from operations	(14,389,093)	27,428,769	(5,407,052)	6,907,877
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(53,767)	(1,879,257)	(133,700)	(283,789)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(53,767)	(1,879,257)	(133,700)	(283,789)
Class B:
Net investment income and net foreign currency gains	—	(9,881)	—	—
Class C:
Net investment income and net foreign currency gains	—	(440,427)	(6,054)	(24,784)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	(440,427)	(6,054)	(24,784)
Class Y:
Net investment income and net foreign currency gains	(102,576)	(789,580)	(323,365)	(650,195)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(102,576)	(789,580)	(323,365)	(650,195)
Decrease in net assets from dividends and distributions	(156,343)	(3,119,145)	(463,119)	(958,768)
Beneficial interest transactions:
Proceeds from shares sold	1,295,309	3,549,078	1,345,599	3,572,353
Shares issued on reinvestment of dividends and distributions	149,853	2,899,995	450,533	929,537
Cost of shares redeemed	(8,857,536)	(30,334,527)	(3,897,048)	(8,643,523)
Redemption fees	3,392	721	2,586	2,247
Net increase (decrease) in net assets resulting from beneficial interest transactions	(7,408,982)	(23,884,733)	(2,098,330)	(4,139,386)
Increase (decrease) in net assets	(21,954,418)	424,891	(7,968,501)	1,809,723
Net assets, beginning of period	111,863,891	111,439,000	28,482,096	26,672,373
Net assets, end of period	$89,909,473	$111,863,891	$20,513,595	$28,482,096
Net assets include accumulated undistributed net investment income (loss)	$373,977	$334,928	$97,418	$499,345

The UBS Funds

Financial statements

	UBS Market Neutral Multi-Strategy Fund		UBS U.S. Equity Alpha Fund
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Operations:
Net investment income (loss)	$(208,845)	$(468,231)	$41,977	$72,847
Net realized gain (loss)	(277,206)	4,637	268,467	6,366,117
Change in net unrealized appreciation/depreciation	289,287	(250,999)	(2,897,916)	3,461,657
Net increase (decrease) in net assets from operations	(196,764)	(714,593)	(2,587,472)	9,900,621
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—	(13,232)	—
Net realized gain	(1,900)	—	—	—
Total Class A dividends and distributions	(1,900)	—	(13,232)	—
Class B:
Net investment income and net foreign currency gains	—	—	—	—
Class C:
Net investment income and net foreign currency gains	—	—	—	—
Net realized gain	(383)	—	—	—
Total Class C dividends and distributions	(383)	—	—	—
Class Y:
Net investment income and net foreign currency gains	—	—	(38,859)	(35,347)
Net realized gain	(8,249)	—	—	—
Total Class Y dividends and distributions	(8,249)	—	(38,859)	(35,347)
Decrease in net assets from dividends and distributions	(10,532)	—	(52,091)	(35,347)
Beneficial interest transactions:
Proceeds from shares sold	395,691	28,856,571	393,252	1,854,588
Shares issued on reinvestment of dividends and distributions	2,071	—	50,929	35,347
Cost of shares redeemed	(2,060,752)	(8,196,091)	(11,239,060)	(21,118,475)
Redemption fees	283	7,096	1,488	2,172
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,662,707)	20,667,576	(10,793,391)	(19,226,368)
Increase (decrease) in net assets	(1,870,003)	19,952,983	(13,432,954)	(9,361,094)
Net assets, beginning of period	19,952,983	—	32,519,239	41,880,333
Net assets, end of period	$18,082,980	$19,952,983	$19,086,285	$32,519,239
Net assets include accumulated undistributed net investment income (loss)	$(272,303)	$(63,458)	$25,196	$35,310

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Operations:
Net investment income (loss)	$215,479	$420,082	$892,866	$1,865,151
Net realized gain	476,685	3,079,528	4,174,726	36,146,774
Change in net unrealized appreciation/depreciation	(5,954,498)	8,981,555	(22,783,659)	21,692,836
Net increase (decrease) in net assets from operations	(5,262,334)	12,481,165	(17,716,067)	59,704,761
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(390,688)	(399,917)	(85,957)	(114,184)
Class C:
Net investment income and net foreign currency gains	(6,536)	(5,988)	—	—
Class Y:
Net investment income and net foreign currency gains	(22,220)	(19,421)	(1,766,182)	(1,583,968)
Decrease in net assets from dividends and distributions	(419,444)	(425,326)	(1,852,139)	(1,698,152)
Beneficial interest transactions:
Proceeds from shares sold	350,342	471,989	11,908,180	40,477,462
Shares issued on reinvestment of dividends and distributions	371,455	373,492	1,839,436	1,683,123
Cost of shares redeemed	(3,447,265)	(10,043,500)	(21,862,050)	(85,698,301)
Redemption fees	189	927	11,651	19,317
Net decrease in net assets resulting from beneficial interest transactions	(2,725,279)	(9,197,092)	(8,102,783)	(43,518,399)
Increase (decrease) in net assets	(8,407,057)	2,858,747	(27,670,989)	14,488,210
Net assets, beginning of period	50,369,187	47,510,440	229,997,445	215,509,235
Net assets, end of period	$41,962,130	$50,369,187	$202,326,456	$229,997,445
Net assets include accumulated undistributed net investment income (loss)	$214,847	$418,812	$891,780	$1,851,053

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Operations:
Net investment income (loss)	$(482,307)	$(1,140,998)
Net realized gain	6,654,594	29,906,662
Change in net unrealized appreciation/depreciation	(20,833,960)	28,817,918
Net increase (decrease) in net assets from operations	(14,661,673)	57,583,582
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—
Class C:
Net investment income and net foreign currency gains	—	—
Class Y:
Net investment income and net foreign currency gains	—	—
Decrease in net assets from dividends and distributions	—	—
Beneficial interest transactions:
Proceeds from shares sold	12,129,892	35,363,698
Shares issued on reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(19,213,050)	(65,190,814)
Redemption fees	13,556	20,306
Net decrease in net assets resulting from beneficial interest transactions	(7,069,602)	(29,806,810)
Increase (decrease) in net assets	(21,731,275)	27,776,772
Net assets, beginning of period	153,497,492	125,720,720
Net assets, end of period	$131,766,217	$153,497,492
Net assets include accumulated undistributed net investment income (loss)	$(408,507)	$73,800

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2011 (unaudited)

UBS Market Neutral Multi-Strategy Fund
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(196,764)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(28,680,206)
Proceeds from disposition of investment securities	29,422,208
Covers of investment securities sold short	(21,778,584)
Proceeds from investment securities sold short	20,816,616
Proceeds of short-term investments, net	1,658,426
Change in net unrealized (appreciation)/depreciation on investments	1,836,665
Change in net unrealized (appreciation)/depreciation on investment securities sold short	(2,141,289)
Change in net unrealized (appreciation)/depreciation on forward foreign currency contracts	3,253
Net realized (gain)/loss on investments	(256,476)
Net realized (gain)/loss on investment securities sold short	309,445
Increase in cash collateral for futures contracts	(38,820)
Decrease in cash collateral for securities sold short	837,315
Increase in foreign cash at value	(348,188)
Increase in receivable due from advisor	(100)
Decrease in payable for investment advisory and administration fee	(23,206)
Increase in dividends receivable	(3,199)
Decrease in interest receivable	285
Decrease in foreign tax reclaims receivable	1,345
Decrease in other assets	1,878
Increase in due to broker	254,289
Decrease in dividends payable for securities sold short	(3,299)
Decrease in accrued expenses and other liabilities	(26,592)
Net cash provided by operating activities	1,645,002
Cash flows used in financing activities:
Proceeds from shares issued	399,371
Payment on shares redeemed	(2,037,788)
Redemption fees retained	283
Cash distributions paid to shareholders	(8,461)
Net cash used in financing activities	(1,646,595)
Net decrease in cash	(1,593)
Cash:
Beginning of period	42,332
End of period	$40,739

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2011 (unaudited)

UBS U.S. Equity Alpha Fund
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(2,587,472)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(11,850,185)
Proceeds from disposition of investment securities	22,728,480
Covers of investment securities sold short	(6,677,230)
Proceeds from investment securities sold short	5,679,738
Proceeds of short-term investments, net	22,891
Change in net unrealized (appreciation)/depreciation on investments	3,838,022
Change in net unrealized (appreciation)/depreciation on investment securities sold short	(940,106)
Net realized (gain)/loss on investments	(984,326)
Net realized (gain)/loss on investment securities sold short	715,859
Decrease in cash collateral for securities sold short	216,680
Increase in dividends receivable	(141)
Decrease in interest receivable	5
Decrease in dividends payable for securities sold short	(181)
Increase in prepaid expenses and other assets	(12,354)
Decrease in accrued expenses and other liabilities	(60,676)
Net cash provided by operating activities	10,089,004
Cash flows used in financing activities:
Proceeds from shares issued	458,916
Payment on shares redeemed	(10,554,610)
Redemption fees retained	1,488
Cash distributions paid to shareholders	(1,162)
Net cash used in financing activities	(10,095,368)
Net decrease in cash	(6,364)
Cash:
Beginning of period	6,278
End of period	$(86)

See accompanying notes to financial statements.

UBS Global Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.67	$10.36	$9.46	$13.54	$15.47	$12.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.03	0.05	0.10	0.15	0.13
Net realized and unrealized gain (loss) from investment activities	(1.66)	2.61	1.12	(3.57)	(2.08)	2.47
Total income (loss) from investment operations	(1.63)	2.64	1.17	(3.47)	(1.93)	2.60
Less dividends/distributions:
From net investment income	(0.01)	(0.33)	(0.27)	(0.61)	—	(0.12)
Net asset value, end of period	$11.03	$12.67	$10.36	$9.46	$13.54	$15.47
Total investment return[2]	(12.85)%	25.52%	12.05%	(24.86)%	(12.48)%	20.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.58%[3]	1.53%	1.55%	1.48%	1.31%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.50%[3]	1.50%	1.50%	1.25%	1.25%	1.25%
Net investment income (loss)	0.49%[3]	0.26%	0.47%	1.10%	0.98%	0.91%
Supplemental data:
Net assets, end of period (000's)	$53,619	$67,172	$64,979	$72,280	$117,601	$168,208
Portfolio turnover rate	45%	83%	83%	76%	66%	32%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.38	$10.08	$9.22	$13.13	$15.11	$12.69
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.06)	(0.04)	0.02	0.02	0.01
Net realized and unrealized gain (loss) from investment activities	(1.62)	2.54	1.09	(3.43)	(2.00)	2.43
Total income (loss) from investment operations	(1.63)	2.48	1.05	(3.41)	(1.98)	2.44
Less dividends/distributions:
From net investment income	—	(0.18)	(0.19)	(0.50)	—	(0.02)
Net asset value, end of period	$10.75	$12.38	$10.08	$9.22	$13.13	$15.11
Total investment return[2]	(13.17)%	24.59%	11.27%	(25.39)%	(13.10)%	19.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.25%[3]	2.20%	2.27%	2.25%	2.05%	2.17%
Expenses after fee waivers and/or expense reimbursement/recoupment	2.25%[3]	2.23%[4]	2.25%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.26)%[3]	(0.49)%	(0.34)%	0.26%	0.17%	0.10%
Supplemental data:
Net assets, end of period (000's)	$469	$598	$733	$1,254	$3,814	$7,439
Portfolio turnover rate	45%	83%	83%	76%	66%	32%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS Global Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.15	$9.94	$9.13	$13.05	$15.02	$12.65
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.06)	(0.03)	0.03	0.03	0.02
Net realized and unrealized gain (loss) from investment activities	(1.59)	2.50	1.07	(3.44)	(2.00)	2.42
Total income (loss) from investment operations	(1.60)	2.44	1.04	(3.41)	(1.97)	2.44
Less dividends/distributions:
From net investment income	—	(0.23)	(0.23)	(0.51)	—	(0.07)
Net asset value, end of period	$10.55	$12.15	$9.94	$9.13	$13.05	$15.02
Total investment return[2]	(13.17)%	24.48%	11.29%	(25.46)%	(13.12)%	19.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.39%[3]	2.32%	2.34%	2.30%	2.11%	2.14%
Expenses after fee waivers and/or expense reimbursement	2.25%[3]	2.25%	2.25%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.26)%[3]	(0.49)%	(0.28)%	0.34%	0.23%	0.16%
Supplemental data:
Net assets, end of period (000's)	$16,889	$20,863	$20,499	$22,519	$35,900	$52,378
Portfolio turnover rate	45%	83%	83%	76%	66%	32%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.04	$10.65	$9.69	$13.84	$15.78	$13.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.08	0.08	0.13	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	(1.72)	2.68	1.16	(3.63)	(2.13)	2.52
Total income (loss) from investment operations	(1.67)	2.76	1.24	(3.50)	(1.94)	2.69
Less dividends/distributions:
From net investment income	(0.06)	(0.37)	(0.28)	(0.65)	—	(0.14)
Net asset value, end of period	$11.31	$13.04	$10.65	$9.69	$13.84	$15.78
Total investment return[2]	(12.78)%	25.98%	12.51%	(24.52)%	(12.29)%	20.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.21%[3]	1.15%	1.15%	1.08%	0.96%	0.99%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.21%[3]	1.15%	1.15%	1.00%	1.00%[4]	0.99%
Net investment income (loss)	0.78%[3]	0.62%	0.67%	1.27%	1.29%	1.16%
Supplemental data:
Net assets, end of period (000's)	$18,932	$23,230	$25,227	$66,646	$164,307	$180,027
Portfolio turnover rate	45%	83%	83%	76%	66%	32%

3  Annualized

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.21	$6.62	$6.48	$9.97	$12.99	$10.98
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.07	0.06	0.10	0.17	0.17
Net realized and unrealized gain (loss) from investment activities	(1.58)	1.78	0.54	(2.89)	(1.83)	2.47
Total income (loss) from investment operations	(1.57)	1.85	0.60	(2.79)	(1.66)	2.64
Less dividends/distributions:
From net investment income	(0.14)	(0.26)	(0.46)	(0.16)	(0.20)	(0.11)
From net realized gains	—	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.14)	(0.26)	(0.46)	(0.70)	(1.36)	(0.63)
Net asset value, end of period	$6.50	$8.21	$6.62	$6.48	$9.97	$12.99
Total investment return[2]	(19.11)%	28.14%	8.65%	(26.75)%	(13.93)%	24.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.29%[3]	2.04%	1.76%	1.57%	1.32%	1.38%[4]
Expenses after fee waivers and/or expense reimbursement	1.25%[3]	1.25%	1.25%	1.25%	1.25%	1.26%[4]
Net investment income (loss)	0.40%[3]	0.93%	0.83%	1.50%	1.43%	1.42%
Supplemental data:
Net assets, end of period (000's)	$6,354	$9,207	$6,875	$7,809	$17,023	$26,564
Portfolio turnover rate	23%	76%	71%	124%	55%	72%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.40	$6.60	$6.49	$9.79	$12.81	$10.82
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	0.01	0.06	0.08	0.06
Net realized and unrealized gain (loss) from investment activities	(1.62)	1.81	0.54	(2.82)	(1.79)	2.46
Total income (loss) from investment operations	(1.63)	1.80	0.55	(2.76)	(1.71)	2.52
Less dividends/distributions:
From net investment income	—	—	(0.44)	—	(0.15)	(0.01)
From net realized gains	—	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	—	—	(0.44)	(0.54)	(1.31)	(0.53)
Net asset value, end of period	$6.77	$8.40	$6.60	$6.49	$9.79	$12.81
Total investment return[2]	(19.40)%	27.27%	7.85%	(27.30)%	(14.55)%	23.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.55%[3]	2.87%	2.56%	2.52%	2.25%	2.25%[4]
Expenses after fee waivers and/or expense reimbursement	2.00%[3]	2.00%	2.00%	2.00%	2.00%	2.01%[4]
Net investment income (loss)	(0.31)%[3]	(0.09)%	0.08%	0.93%	0.67%	0.51%
Supplemental data:
Net assets, end of period (000's)	$21	$40	$208	$218	$324	$555
Portfolio turnover rate	23%	76%	71%	124%	55%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS International Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.02	$6.47	$6.34	$9.69	$12.71	$10.76
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.03	0.01	0.05	0.09	0.08
Net realized and unrealized gain (loss) from investment activities	(1.54)	1.72	0.53	(2.80)	(1.79)	2.42
Total income (loss) from investment operations	(1.55)	1.75	0.54	(2.75)	(1.70)	2.50
Less dividends/distributions:
From net investment income	(0.06)	(0.20)	(0.41)	(0.06)	(0.16)	(0.03)
From net realized gains	—	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.06)	(0.20)	(0.41)	(0.60)	(1.32)	(0.55)
Net asset value, end of period	$6.41	$8.02	$6.47	$6.34	$9.69	$12.71
Total investment return[2]	(19.36)%	27.14%	7.86%	(27.33)%	(14.51)%	23.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.08%[3]	2.82%	2.56%	2.38%	2.13%	2.16%[4]
Expenses after fee waivers and/or expense reimbursement	2.00%[3]	2.00%	2.00%	2.00%	2.00%	2.01%[4]
Net investment income (loss)	(0.32)%[3]	0.32%	0.10%	0.75%	0.75%	0.66%
Supplemental data:
Net assets, end of period (000's)	$738	$1,405	$866	$914	$1,949	$2,576
Portfolio turnover rate	23%	76%	71%	124%	55%	72%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.25	$6.65	$6.51	$10.05	$13.07	$11.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.09	0.06	0.12	0.21	0.20
Net realized and unrealized gain (loss) from investment activities	(1.59)	1.79	0.57	(2.91)	(1.85)	2.49
Total income (loss) from investment operations	(1.57)	1.88	0.63	(2.79)	(1.64)	2.69
Less dividends/distributions:
From net investment income	(0.16)	(0.28)	(0.49)	(0.21)	(0.22)	(0.14)
From net realized gains	—	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.16)	(0.28)	(0.49)	(0.75)	(1.38)	(0.66)
Net asset value, end of period	$6.52	$8.25	$6.65	$6.51	$10.05	$13.07
Total investment return[2]	(18.98)%	28.46%	8.94%	(26.62)%	(13.63)%	24.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.07%[3]	1.78%	1.55%	1.42%	1.13%	1.16%[4]
Expenses after fee waivers and/or expense reimbursement	1.00%[3]	1.00%	1.00%	1.00%	1.00%	1.01%[4]
Net investment income (loss)	0.65%[3]	1.13%	0.84%	1.81%	1.79%	1.63%
Supplemental data:
Net assets, end of period (000's)	$13,401	$17,829	$18,724	$66,665	$129,573	$172,150
Portfolio turnover rate	23%	76%	71%	124%	55%	72%

3  Annualized.

4  Includes interest expense of 0.01%.

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Net asset value, beginning of period	$9.70	$10.00	$9.63	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.20)	(0.15)	(0.28)
Net realized and unrealized gain (loss) from investment activities	0.00[3]	(0.12)	0.02	(0.09)
Total loss from investment operations	(0.11)	(0.32)	(0.13)	(0.37)
Redemption fees	0.00[3]	0.02	0.00[3]	0.00[3]
Less dividends/distributions:
From net realized gains	(0.01)	—	(0.01)	—
Net asset value, end of period	$9.58	$9.70	$9.49	$9.63
Total investment return[2]	(1.08)%	(3.00)%	(1.50)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.18%[4]	5.26%	5.77%[4]	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.86%[4]	4.13%	4.60%[4]	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%[4]	1.75%	2.50%[4]	2.50%
Net investment loss	(2.35)%[4]	(2.07)%	(3.11)%[4]	(2.84)%
Supplemental data:
Net assets, end of period (000's)	$2,988	$4,466	$660	$904
Portfolio turnover rate	144%	460%	144%	460%

	Class Y
	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Net asset value, beginning of period	$9.72	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.18)
Net realized and unrealized gain (loss) from investment activities	0.02	(0.10)
Total loss from investment operations	(0.08)	(0.28)
Less dividends/distributions:
From net realized gains	(0.01)	—
Net asset value, end of period	$9.63	$9.72
Total investment return[2]	(0.97)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.77%[4]	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.60%[4]	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[4]	1.50%
Net investment loss	(2.09)%[4]	(1.81)%
Supplemental data:
Net assets, end of period (000's)	$14,435	$14,583
Portfolio turnover rate	144%	460%

1  Calculated using the average shares method.

2   Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

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UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,				For the period ended
	(unaudited)	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$8.94	$7.01	$6.31	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.02	(0.01)	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	(0.66)	1.91	0.71	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	(0.65)	1.93	0.70	(2.44)	(2.05)	1.57
Less dividends/distributions:
From net investment income	(0.01)	—	—	(0.07)	(0.03)	(0.01)
From net realized gains	—	—	—	—	(0.65)	(0.01)
Total dividends/distributions	(0.01)	—	—	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$8.28	$8.94	$7.01	$6.31	$8.82	$11.55
Total investment return[2]	(7.28)%	27.53%	11.09%	(27.52)%	(18.49)%	15.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.91%[4]	2.54%	2.44%	2.47%	1.93%	1.93%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[4]	2.03%	2.24%	2.24%	1.93%	1.88%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[4]	1.50%	1.50%	1.50%	1.50%	1.50%[4]
Net investment income (loss)	0.36%[4]	0.24%	(0.10)%	0.63%	0.47%	0.30%[4]
Supplemental data:
Net assets, end of period (000's)	$11,073	$16,726	$22,938	$33,137	$93,344	$187,444
Portfolio turnover rate	48%	85%	130%	154%	72%	81%
	Class Y

	Six months ended December 31, 2011	Year ended June 30,				For the period ended
	(unaudited)	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$8.94	$7.01	$6.30	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.02	0.04	0.01	0.00[5]	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	(0.66)	1.92	0.70	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	(0.64)	1.96	0.71	(2.41)	(2.02)	1.58
Less dividends/distributions:
From net investment income	(0.04)	(0.03)	—	(0.11)	(0.06)	(0.02)
From net realized gains	—	—	—	—	(0.65)	(0.01)
Total dividends/distributions	(0.04)	(0.03)	—	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$8.26	$8.94	$7.01	$6.30	$8.82	$11.55
Total investment return[2]	(7.19)%	27.91%	11.27%	(27.22)%	(18.34)%	15.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.61%[4]	2.26%	2.16%	2.33%	1.70%	1.67%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.86%[4]	1.78%	2.00%	2.25%	1.70%	1.67%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%[4]
Net investment income	0.57%[4]	0.48%	0.12%	0.07%	0.74%	0.43%[4]
Supplemental data:
Net assets, end of period (000's)	$4,291	$10,764	$12,132	$95,804	$9,121	$5,405
Portfolio turnover rate	48%	85%	130%	154%	72%	81%

1  Calculated using the average shares method.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,				For the period ended
	(unaudited)	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$8.78	$6.93	$6.29	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.04)	(0.06)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	(0.66)	1.89	0.70	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	(0.68)	1.85	0.64	(2.45)	(2.11)	1.51
Less dividends/distributions:
From net investment income	—	—	—	—	—	—
From net realized gains	—	—	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	—	—	(0.65)	(0.01)
Net asset value, end of period	$8.10	$8.78	$6.93	$6.29	$8.74	$11.50
Total investment return[2]	(7.75)%	26.70%	10.18%	(28.03)%	(19.11)%	15.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.77%[4]	3.36%	3.27%	3.30%	2.74%	2.72%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.86%[4]	2.78%	2.98%	2.99%	2.68%	2.64%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%[4]	2.25%	2.25%	2.25%	2.25%	2.25%[4]
Net investment income (loss)	(0.38)%[4]	(0.52)%	(0.85)%	(0.12)%	(0.28)%	(0.44)%[4]
Supplemental data:
Net assets, end of period (000's)	$3,723	$5,029	$6,810	$9,003	$22,823	$42,750
Portfolio turnover rate	48%	85%	130%	154%	72%	81%

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3   For the period September 26, 2006 (commencement of operations) through June 30, 2007.

4  Annualized.

5  Amount represents less that $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.74	$5.33	$4.94	$8.42	$11.66	$10.54
Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.05	0.11	0.14	0.13
Net realized and unrealized gain (loss) from investment activities	(0.74)	1.41	0.46	(2.66)	(2.25)	2.03
Total income (loss) from investment operations	(0.71)	1.47	0.51	(2.55)	(2.11)	2.16
Less dividends/distributions:
From net investment income	(0.06)	(0.06)	(0.12)	(0.06)	(0.14)	(0.11)
From net realized gains	—	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.06)	(0.06)	(0.12)	(0.93)	(1.13)	(1.04)
Net asset value, end of period	$5.97	$6.74	$5.33	$4.94	$8.42	$11.66
Total investment return[2]	(10.43)%	27.57%	10.16%	(29.74)%	(19.38)%	21.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.70%[4]	1.61%	1.61%	1.52%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursement	1.20%[4]	1.20%	1.20%	1.10%	1.10%	1.10%
Net investment income	1.06%[4]	0.88%	0.83%	1.89%	1.35%	1.12%
Supplemental data:
Net assets, end of period (000's)	$36,105	$43,766	$41,012	$43,951	$78,989	$113,213
Portfolio turnover rate	84%	85%	70%	67%	52%	27%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.71	$5.29	$4.87	$8.33	$11.50	$10.39
Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[3]	0.00[3]	0.06	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	(0.74)	1.42	0.45	(2.62)	(2.21)	2.00
Total income (loss) from investment operations	(0.73)	1.42	0.45	(2.56)	(2.15)	2.04
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.03)	(0.03)	—
From net realized gains	—	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	—	—	(0.03)	(0.90)	(1.02)	(0.93)
Net asset value, end of period	$5.98	$6.71	$5.29	$4.87	$8.33	$11.50
Total investment return[2]	(10.88)%	26.84%	9.18%	(30.23)%	(19.92)%	20.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.94%[4]	2.48%	2.62%	2.48%	2.17%	2.19%
Expenses after fee waivers and/or expense reimbursement	1.95%[4]	1.95%	1.95%	1.85%	1.85%	1.85%
Net investment income	0.28%[4]	0.08%	0.09%	1.14%	0.59%	0.39%
Supplemental data:
Net assets, end of period (000's)	$21	$35	$94	$247	$471	$1,061
Portfolio turnover rate	84%	85%	70%	67%	52%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.59	$5.20	$4.83	$8.26	$11.42	$10.34
Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.00[3]	0.06	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	(0.73)	1.39	0.45	(2.60)	(2.18)	1.99
Total income (loss) from investment operations	(0.72)	1.40	0.45	(2.54)	(2.12)	2.03
Less dividends/distributions:
From net investment income	(0.01)	(0.01)	(0.08)	(0.02)	(0.05)	(0.02)
From net realized gains	—	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.01)	(0.01)	(0.08)	(0.89)	(1.04)	(0.95)
Net asset value, end of period	$5.86	$6.59	$5.20	$4.83	$8.26	$11.42
Total investment return[2]	(10.78)%	26.87%	9.08%	(30.25)%	(19.83)%	20.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.50%[4]	2.40%	2.41%	2.33%	2.10%	2.06%
Expenses after fee waivers and/or expense reimbursement	1.95%[4]	1.95%	1.95%	1.85%	1.85%	1.85%
Net investment income	0.31%[4]	0.13%	0.08%	1.13%	0.60%	0.37%
Supplemental data:
Net assets, end of period (000's)	$4,207	$4,992	$4,889	$5,429	$9,795	$15,919
Portfolio turnover rate	84%	85%	70%	67%	52%	27%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.79	$5.36	$4.97	$8.46	$11.71	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.04	0.07	0.06	0.12	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	(0.75)	1.43	0.47	(2.67)	(2.25)	2.05
Total income (loss) from investment operations	(0.71)	1.50	0.53	(2.55)	(2.09)	2.20
Less dividends/distributions:
From net investment income	(0.08)	(0.07)	(0.14)	(0.07)	(0.17)	(0.14)
From net realized gains	—	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.08)	(0.07)	(0.14)	(0.94)	(1.16)	(1.07)
Net asset value, end of period	$6.00	$6.79	$5.36	$4.97	$8.46	$11.71
Total investment return[2]	(10.37)%	28.13%	10.39%	(29.53)%	(19.15)%	21.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.56%[4]	1.48%	1.50%	1.45%	1.13%	1.06%
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%	0.85%	0.85%	0.85%
Net investment income	1.33%[4]	1.13%	1.07%	2.08%	1.60%	1.36%
Supplemental data:
Net assets, end of period (000's)	$1,629	$1,576	$1,515	$2,174	$5,694	$9,074
Portfolio turnover rate	84%	85%	70%	67%	52%	27%

3  Amount represents less that $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.46	$12.79	$11.48	$16.63	$21.19	$18.24
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.09	0.06	0.13	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	(1.30)	3.65	1.54	(4.84)	(3.68)	3.52
Total income (loss) from investment operations	(1.25)	3.74	1.60	(4.71)	(3.52)	3.67
Less dividends/distributions:
From net investment income	(0.09)	(0.07)	(0.29)	(0.07)	(0.16)	(0.10)
From net realized gains	—	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	(0.09)	(0.07)	(0.29)	(0.44)	(1.04)	(0.72)
Net asset value, end of period	$15.12	$16.46	$12.79	$11.48	$16.63	$21.19
Total investment return[2]	(7.60)%	29.28%	13.75%	(28.04)%	(17.17)%	20.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.27%[4]	1.19%	1.33%	1.28%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[4]	1.20%[5]	1.20%	1.28%	1.16%	1.18%
Net investment income (loss)	0.64%[4]	0.57%	0.47%	1.05%	0.83%	0.75%
Supplemental data:
Net assets, end of period (000's)	$14,920	$19,832	$23,164	$34,406	$90,558	$158,138
Portfolio turnover rate	29%	60%	50%	62%	47%	34%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.04	$12.50	$11.14	$16.20	$20.66	$17.84
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.02)	(0.04)	0.04	0.01	0.00[3]
Net realized and unrealized gain (loss) from investment activities	(1.27)	3.56	1.49	(4.71)	(3.58)	3.44
Total income (loss) from investment operations	(1.28)	3.54	1.45	(4.67)	(3.57)	3.44
Less dividends/distributions:
From net investment income	—	—	(0.09)	(0.02)	(0.01)	—
From net realized gains	—	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	—	—	(0.09)	(0.39)	(0.89)	(0.62)
Net asset value, end of period	$14.76	$16.04	$12.50	$11.14	$16.20	$20.66
Total investment return[2]	(7.98)%	28.32%	12.96%	(28.61)%	(17.79)%	19.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.17%[4]	2.06%	2.10%	2.02%	1.93%	1.95%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%[4]	1.95%	1.95%	2.02%	1.93%	1.95%
Net investment income (loss)	(0.11)%[4]	(0.17)%	(0.28)%	0.33%	0.07%	(0.01)%
Supplemental data:
Net assets, end of period (000's)	$82	$144	$170	$265	$635	$870
Portfolio turnover rate	29%	60%	50%	62%	47%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.88	$12.37	$11.14	$16.21	$20.66	$17.83
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.03)	(0.04)	0.04	0.02	0.00[3]
Net realized and unrealized gain (loss) from investment activities	(1.26)	3.54	1.50	(4.71)	(3.59)	3.45
Total income (loss) from investment operations	(1.27)	3.51	1.46	(4.67)	(3.57)	3.45
Less dividends/distributions:
From net investment income	—	—	(0.23)	(0.03)	—	—
From net realized gains	—	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	—	—	(0.23)	(0.40)	(0.88)	(0.62)
Net asset value, end of period	$14.61	$15.88	$12.37	$11.14	$16.21	$20.66
Total investment return[2]	(8.00)%	28.38%	12.92%	(28.57)%	(17.76)%	19.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.03%[4]	2.00%	2.01%	1.96%	1.91%	1.92%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%[4]	1.95%	1.95%	1.96%	1.91%	1.92%
Net investment income (loss)	(0.10)%[4]	(0.18)%	(0.28)%	0.35%	0.09%	0.01%
Supplemental data:
Net assets, end of period (000's)	$3,171	$3,467	$3,539	$4,719	$6,382	$10,591
Portfolio turnover rate	29%	60%	50%	62%	47%	34%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.60	$12.91	$11.62	$16.85	$21.44	$18.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.13	0.10	0.17	0.22	0.21
Net realized and unrealized gain (loss) from investment activities	(1.31)	3.68	1.56	(4.91)	(3.72)	3.56
Total income (loss) from investment operations	(1.24)	3.81	1.66	(4.74)	(3.50)	3.77
Less dividends/distributions:
From net investment income	(0.15)	(0.12)	(0.37)	(0.12)	(0.21)	(0.14)
From net realized gains	—	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	(0.15)	(0.12)	(0.37)	(0.49)	(1.09)	(0.76)
Net asset value, end of period	$15.21	$16.60	$12.91	$11.62	$16.85	$21.44
Total investment return[2]	(7.46)%	29.57%	14.04%	(27.85)%	(16.87)%	20.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.99%[4]	0.94%	0.99%	0.96%	0.87%	0.89%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[4]	0.95%[5]	0.95%	0.96%	0.87%	0.89%
Net investment income (loss)	0.90%[4]	0.82%	0.72%	1.39%	1.13%	1.04%
Supplemental data:
Net assets, end of period (000's)	$184,154	$206,555	$188,636	$217,821	$645,803	$833,023
Portfolio turnover rate	29%	60%	50%	62%	47%	34%

3  Amount represents less than $0.005 per share.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.00	$10.60	$8.56	$13.31	$15.94	$14.41
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.13)	(0.10)	(0.06)	(0.12)	(0.14)
Net realized and unrealized gain (loss) from investment activities	(1.48)	5.53	2.14	(4.69)	(1.47)	2.14
Total income (loss) from investment operations	(1.54)	5.40	2.04	(4.75)	(1.59)	2.00
Less dividends/distributions:
From net realized gains	—	—	—	(0.00)[3]	(1.04)	(0.47)
Net asset value, end of period	$14.46	$16.00	$10.60	$8.56	$13.31	$15.94
Total investment return[2]	(9.63)%	50.94%	23.83%	(35.68)%	(10.25)%	14.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.63%[4]	1.54%	1.60%	1.67%	1.47%	1.65%
Expenses after fee waivers and/or expense reimbursement	1.40%[4]	1.40%	1.40%	1.28%	1.28%	1.28%
Net investment loss	(0.89)%[4]	(0.95)%	(1.00)%	(0.60)%	(0.81)%	(0.93)%
Supplemental data:
Net assets, end of period (000's)	$29,635	$38,319	$28,586	$41,141	$92,759	$149,362
Portfolio turnover rate	25%	55%	72%	73%	51%	34%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.81	$9.89	$8.05	$12.59	$15.25	$13.91
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.21)	(0.17)	(0.12)	(0.22)	(0.24)
Net realized and unrealized gain (loss) from investment activities	(1.36)	5.13	2.01	(4.42)	(1.40)	2.05
Total income (loss) from investment operations	(1.47)	4.92	1.84	(4.54)	(1.62)	1.81
Less dividends/distributions:
From net realized gains	—	—	—	(0.00)[3]	(1.04)	(0.47)
Net asset value, end of period	$13.34	$14.81	$9.89	$8.05	$12.59	$15.25
Total investment return[2]	(9.93)%	49.75%	22.86%	(36.06)%	(10.94)%	13.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.92%[4]	2.25%	2.91%	2.55%	2.20%	2.29%
Expenses after fee waivers and/or expense reimbursement/recoupment	2.15%[4]	2.15%	2.15%	2.03%	2.03%	2.03%
Net investment loss	(1.64)%[4]	(1.68)%	(1.75)%	(1.38)%	(1.58)%	(1.69)%
Supplemental data:
Net assets, end of period (000's)	$20	$31	$74	$177	$661	$1,798
Portfolio turnover rate	25%	55%	72%	73%	51%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.78	$9.87	$8.03	$12.57	$15.23	$13.89
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.22)	(0.17)	(0.12)	(0.21)	(0.24)
Net realized and unrealized gain (loss) from investment activities	(1.36)	5.13	2.01	(4.42)	(1.41)	2.05
Total income (loss) from investment operations	(1.47)	4.91	1.84	(4.54)	(1.62)	1.81
Less dividends/distributions:
From net realized gains	—	—	—	(0.00)[3]	(1.04)	(0.47)
Net asset value, end of period	$13.31	$14.78	$9.87	$8.03	$12.57	$15.23
Total investment return[2]	(9.95)%	49.75%	22.91%	(36.11)%	(10.95)%	13.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.41%[4]	2.37%	2.50%	2.45%	2.25%	2.28%
Expenses after fee waivers and/or expense reimbursement	2.15%[4]	2.15%	2.15%	2.03%	2.03%	2.03%
Net investment loss	(1.64)%[4]	(1.70)%	(1.75)%	(1.38)%	(1.55)%	(1.68)%
Supplemental data:
Net assets, end of period (000's)	$2,261	$2,961	$2,336	$2,471	$6,042	$7,877
Portfolio turnover rate	25%	55%	72%	73%	51%	34%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.64	$11.00	$8.86	$13.74	$16.38	$14.75
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.10)	(0.08)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gain (loss) from investment activities	(1.53)	5.74	2.22	(4.85)	(1.52)	2.20
Total income (loss) from investment operations	(1.58)	5.64	2.14	(4.88)	(1.60)	2.10
Less dividends/distributions:
From net realized gains	—	—	—	(0.00)[3]	(1.04)	(0.47)
Net asset value, end of period	$15.06	$16.64	$11.00	$8.86	$13.74	$16.38
Total investment return[2]	(9.50)%	51.27%	24.15%	(35.51)%	(10.03)%	14.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.15%[4]	1.13%	1.21%	1.25%	1.12%	1.18%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%[4]	1.15%[5]	1.15%	1.03%	1.03%	1.03%
Net investment loss	(0.63)%[4]	(0.70)%	(0.74)%	(0.36)%	(0.55)%	(0.68)%
Supplemental data:
Net assets, end of period (000's)	$99,850	$112,186	$94,725	$134,378	$272,666	$303,029
Portfolio turnover rate	25%	55%	72%	73%	51%	34%

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following seven funds are covered in this report: UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Equity Opportunity Fund (formerly known as UBS U.S. Large Cap Value Equity Fund), UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund, except UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisor Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund do not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. Effective on or about March 1, 2012, all outstanding Class B shares will be converted to Class A shares of the same Fund. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A: Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems

The UBS Funds

Notes to financial statements (unaudited)

that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

The UBS Funds

Notes to financial statements (unaudited)

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments.

These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after

The UBS Funds

Notes to financial statements (unaudited)

January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found in the Portfolio of investments. Certain derivative contracts entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2011 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2011, except for forward foreign currency contracts for UBS Global Equity Fund, UBS International Equity Fund and UBS Market Neutral Multi-Strategy Fund, for which the average volume during the period was greater than at period end.

Disclosure of derivatives by underlying risk for the Fund as of and for the period ended December 31, 2011 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Forward contracts[1]	$—	$22,440	$22,440
Futures contracts[2]	17,684	—	17,684
Total value	$17,684	$22,440	$40,124

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Forward contracts[1]	$—	$(19,262)	$(19,262)
Futures contracts[2]	(8,559)	—	(8,559)
Total value	$(8,559)	$(19,262)	$(27,821)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Net realized gain (loss)[1]
Forward contracts	$—	$(8,142)	$(8,142)
Futures contracts	(220,551)	—	(220,551)
Total net realized gain (loss)	$(220,551)	$(8,142)	$(228,693)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$(3,253)	$(3,253)
Futures contracts	(9,950)	—	(9,950)
Total change in net unrealized appreciation/depreciation	$(9,950)	$(3,253)	$(13,203)

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

The UBS Funds

Notes to financial statements (unaudited)

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or gains. Using financial futures contracts involves various market risks, including equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Short sales: UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Market Neutral Multi-Strategy Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are

The UBS Funds

Notes to financial statements (unaudited)

booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Market Neutral Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box").

H. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

I. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

J. Commission recapture program: The Funds participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2011, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Equity Fund	$1,181
UBS U.S. Equity Alpha Fund	2,194
UBS U.S. Equity Opportunity Fund	4,698
UBS U.S. Large Cap Equity Fund	16,639

K. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

The UBS Funds

Notes to financial statements (unaudited)

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1.0 billion	$1.0 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%
UBS Market Neutral Multi-Strategy Fund	1.250	1.250	1.250	1.250

For UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2011, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%	$361,226	$36,609
UBS International Equity Fund	1.25	2.00	2.00	1.00	93,046	123,373
UBS Market Neutral Multi-Strategy Fund	1.75	N/A*	2.50	1.50	120,030	114,670
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	132,401	106,761
UBS U.S. Equity Opportunity Fund	1.20	1.95	1.95	0.95	152,904	110,578
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95	726,152	40,838
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15	577,103	41,332

*  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2011 are subject to repayment through

The UBS Funds

Notes to financial statements (unaudited)

June 30, 2015. At December 31, 2011, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015
UBS Global Equity Fund—Class A	$262,962	$183,038	$35,216	$20,895	$23,813
UBS Global Equity Fund—Class B	5,661	5,646	15	—	—
UBS Global Equity Fund—Class C	121,158	71,037	22,469	14,856	12,796
UBS Global Equity Fund—Class Y	76,072	76,072	—	—	—
UBS Market Neutral Multi-Strategy Fund—Class A	74,095	—	—	48,384	25,711
UBS Market Neutral Multi-Strategy Fund—Class C	11,920	—	—	7,708	4,212
UBS Market Neutral Multi-Strategy Fund—Class Y	283,925	—	—	199,178	84,747
UBS U.S. Equity Alpha Fund—Class A	341,286	117,100	65,041	104,994	54,151
UBS U.S. Equity Alpha Fund—Class C	120,854	40,859	25,435	35,648	18,912
UBS U.S. Equity Alpha Fund—Class Y	191,113	23,783	76,513	57,119	33,698
UBS U.S. Equity Opportunity Fund—Class A	698,409	224,763	196,379	183,453	93,814
UBS U.S. Equity Opportunity Fund—Class B	3,786	2,049	1,215	412	110
UBS U.S. Equity Opportunity Fund—Class C	93,303	30,998	26,604	23,692	12,009
UBS U.S. Equity Opportunity Fund—Class Y	42,113	16,498	11,994	8,976	4,645
UBS U.S. Large Cap Equity Fund—Class A	44,617	—	38,849	—	5,768
UBS U.S. Large Cap Equity Fund—Class B	610	—	318	169	123
UBS U.S. Large Cap Equity Fund—Class C	5,856	—	2,660	1,932	1,264
UBS U.S. Large Cap Equity Fund—Class Y	102,918	—	69,235	—	33,683
UBS U.S. Small Cap Growth Fund—Class A	376,815	218,473	74,652	47,545	36,145
UBS U.S. Small Cap Growth Fund—Class B	2,759	1,681	940	51	87
UBS U.S. Small Cap Growth Fund—Class C	32,913	14,437	8,898	6,270	3,308
UBS U.S. Small Cap Growth Fund—Class Y	420,740	356,380	62,568	—	1,792

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2011, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Global Equity Fund	$5,747	$36,026
UBS International Equity Fund	1,317	8,694
UBS Market Neutral Multi-Strategy Fund	1,175	7,191
UBS U.S. Equity Alpha Fund	1,455	9,903
UBS U.S. Equity Opportunity Fund	2,676	16,338
UBS U.S. Large Cap Equity Fund	12,814	77,644
UBS U.S. Small Cap Growth Fund	8,444	50,808

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2011 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

The UBS Funds

Notes to financial statements (unaudited)

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2011, were as follows:

Fund	UBS AG
UBS International Equity Fund	$243
UBS Market Neutral Multi-Strategy Fund	6,204
UBS U.S. Equity Alpha Fund	165
UBS U.S. Equity Opportunity Fund	89
UBS U.S. Small Cap Growth Fund	183

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Global Equity Fund	0.25%	1.00%	1.00%
UBS International Equity Fund	0.25	1.00	1.00
UBS Market Neutral Multi-Strategy Fund	0.25	N/A*	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00

*  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C. At December 31, 2011, certain Funds owed UBS Global AM (US) service and distribution fees, and for the

The UBS Funds

Notes to financial statements (unaudited)

period ended December 31, 2011, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Equity Fund—Class A	$11,550	$1,467
UBS Global Equity Fund—Class B	401	17
UBS Global Equity Fund—Class C	14,476	—
UBS International Equity Fund—Class A	1,382	57
UBS International Equity Fund—Class B	18	138
UBS International Equity Fund—Class C	620	—
UBS Market Neutral Multi-Strategy Fund—Class A	712	123
UBS Market Neutral Multi-Strategy Fund—Class C	536	628
UBS U.S. Equity Alpha Fund—Class A	2,550	50
UBS U.S. Equity Alpha Fund—Class C	3,205	13
UBS U.S. Equity Opportunity Fund—Class A	7,745	226
UBS U.S. Equity Opportunity Fund—Class B	18	120
UBS U.S. Equity Opportunity Fund—Class C	3,598	—
UBS U.S. Large Cap Equity Fund—Class A	3,224	2,343
UBS U.S. Large Cap Equity Fund—Class B	71	—
UBS U.S. Large Cap Equity Fund—Class C	2,650	—
UBS U.S. Small Cap Growth Fund—Class A	6,434	110
UBS U.S. Small Cap Growth Fund—Class B	17	—
UBS U.S. Small Cap Growth Fund—Class C	1,971	1,117

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Global Equity Fund	$30,033
UBS International Equity Fund	1,484
UBS Market Neutral Multi-Strategy Fund	1,551
UBS U.S. Equity Alpha Fund	4,194
UBS U.S. Equity Opportunity Fund	8,935
UBS U.S. Large Cap Equity Fund	2,061
UBS U.S. Small Cap Growth Fund	5,648

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The UBS Funds

Notes to financial statements (unaudited)

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. The value of loaned securities and related collateral outstanding at December 31, 2011, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Equity Fund	$2,460,742	$2,536,840	$2,536,840
UBS International Equity Fund	616,076	644,154	644,154
UBS U.S. Equity Opportunity Fund	423,482	887,661	887,661
UBS U.S. Large Cap Equity Fund	1,268,472	1,291,012	1,291,012
UBS U.S. Small Cap Growth Fund	7,497,705	7,707,904	7,707,904

6. Purchases and sales of securities

For the period ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Equity Fund	$42,937,418	$53,261,176
UBS International Equity Fund	5,178,005	7,348,539
UBS Market Neutral Multi-Strategy Fund	42,738,762	42,688,584
UBS U.S. Equity Alpha Fund	18,621,572	29,298,263
UBS U.S. Equity Opportunity Fund	36,860,316	40,445,856
UBS U.S. Large Cap Equity Fund	59,632,556	72,122,559
UBS U.S. Small Cap Growth Fund	34,212,782	40,384,533

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended June 30, 2011 were as follows:

2011
Fund	Distributions paid from ordinary income
UBS Global Equity Fund	$3,119,145
UBS International Equity Fund	958,768
UBS U.S. Equity Alpha Fund	35,347
UBS U.S. Equity Opportunity Fund	425,326
UBS U.S. Large Cap Equity Fund	1,698,152

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2012.

At June 30, 2011, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Global Equity Fund	$—	$(28,073,690)
UBS International Equity Fund	(407,480)	(12,259,376)
UBS U.S. Equity Alpha Fund	(10,000,522)	(12,503,688)
UBS U.S. Equity Opportunity Fund	(246,302)	(20,216,588)
UBS U.S. Large Cap Equity Fund	(21,228,626)	(167,517,489)
UBS U.S. Small Cap Growth Fund	—	(41,811,793)

As of and during the period ended December 31, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Each of the tax years in the four year period ended June 30, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Notes to financial statements (unaudited)

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2011, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Equity Fund	$4,327,758	5	$524	0.87%

There were no borrowings from the Committed Credit Facility outstanding as of December 31, 2011.

9. Shares of beneficial interest

For the period ended December 31, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	46,230	$500,333	—	$—
Shares repurchased	(492,084)	(5,494,181)	(3,140)	(37,250)
Shares converted from Class B to Class A	1,487	17,714	(1,523)	(17,714)
Dividends reinvested	4,482	47,824	—	—
Redemption fees	—	3,246	—	—
Net decrease	(439,885)	$(4,925,064)	(4,663)	$(54,964)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	23,979	$253,506	41,042	$523,756
Shares repurchased	(139,861)	(1,491,978)	(158,263)	(1,816,413)
Dividends reinvested	—	—	9,318	102,029
Redemption fees	—	146	—	—
Net decrease	(115,882)	$(1,238,326)	(107,903)	$(1,190,628)

The UBS Funds

Notes to financial statements (unaudited)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	98,551	$748,272	—	$—
Shares repurchased	(263,648)	(1,824,538)	(1,559)	(11,410)
Shares converted from Class B to Class A	147	1,224	(144)	(1,224)
Dividends reinvested	20,534	129,572	—	—
Redemption fees	—	1,746	—	—
Net decrease	(144,416)	$(943,724)	(1,703)	$(12,634)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,176	$61,893	75,943	$534,210
Shares repurchased	(70,256)	(462,371)	(231,577)	(1,597,505)
Dividends reinvested	972	6,045	49,750	314,916
Redemption fees	—	—	—	840
Net decrease	(60,108)	$(394,433)	(105,884)	$(747,539)

UBS Market Neutral Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,836	$306,645	9,372	$89,046	—	$—
Shares repurchased	(180,908)	(1,739,138)	(33,709)	(321,614)	—	—
Dividends reinvested	179	1,717	30	285	7	69
Redemption fees	—	283	—	—	—	—
Net increase (decrease)	(148,893)	$(1,430,493)	(24,307)	$(232,283)	7	$69

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9,114	$73,649	10,270	$75,742	30,814	$243,861
Shares repurchased	(543,346)	(4,422,109)	(123,826)	(979,400)	(719,503)	(5,837,551)
Dividends reinvested	1,501	12,070	—	—	4,845	38,859
Redemption fees	—	921	—	4	—	563
Net decrease	(532,731)	$(4,335,469)	(113,556)	$(903,654)	(683,844)	$(5,554,268)

UBS U.S. Equity Opportunity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	5,168	$30,070	—	$—
Shares repurchased	(505,332)	(3,065,581)	(1,692)	(10,997)
Dividends reinvested	59,439	343,560	—	—
Redemption fees	—	189	—	—
Net decrease	(440,725)	$(2,691,762)	(1,692)	$(10,997)

The UBS Funds

Notes to financial statements (unaudited)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,306	$48,773	47,950	$271,499
Shares repurchased	(49,722)	(295,935)	(12,224)	(74,752)
Dividends reinvested	1,046	5,940	3,779	21,955
Net increase (decrease)	(40,370)	$(241,222)	39,505	$218,702

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	43,606	$647,628	—	$—
Shares repurchased	(269,894)	(4,047,907)	(562)	(9,133)
Shares converted from Class B to Class A	2,808	41,096	(2,890)	(41,096)
Dividends reinvested	5,482	80,315	—	—
Redemption fees	—	597	—	—
Net decrease	(217,998)	$(3,278,271)	(3,452)	$(50,229)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	25,845	$369,504	706,516	$10,849,952
Shares repurchased	(27,190)	(395,821)	(1,157,070)	(17,368,093)
Dividends reinvested	—	—	119,424	1,759,121
Redemption fees	—	—	—	11,054
Net decrease	(1,345)	$(26,317)	(331,130)	$(4,747,966)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	169,172	$2,454,829	—	$—
Shares repurchased	(515,632)	(7,510,291)	—	—
Shares converted from Class B to Class A	534	7,827	(578)	(7,827)
Redemption fees	—	1,266	—	—
Net decrease	(345,926)	$(5,046,369)	(578)	$(7,827)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	5,836	$83,783	638,011	$9,583,453
Shares repurchased	(36,317)	(467,723)	(749,776)	(11,227,209)
Redemption fees	—	419	—	11,871
Net decrease	(30,481)	$(383,521)	(111,765)	$(1,631,885)

The UBS Funds

Notes to financial statements (unaudited)

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	149,340	$1,920,017	325	$3,955
Shares repurchased	(1,272,205)	(15,817,784)	(9,813)	(116,256)
Shares converted from Class B to Class A	14,757	175,773	(15,153)	(175,773)
Dividends reinvested	137,883	1,709,749	234	2,843
Redemption fees	—	611	—	—
Net decrease	(970,225)	$(12,011,634)	(24,407)	$(285,231)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,431	$197,648	96,980	$1,251,685
Shares repurchased	(394,695)	(4,714,816)	(746,159)	(9,509,898)
Dividends reinvested	33,701	402,393	61,666	785,010
Redemption fees	—	26	—	84
Net decrease	(344,563)	$(4,114,749)	(587,513)	$(7,473,119)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	249,435	$2,003,310	—	$—
Shares repurchased	(202,651)	(1,587,735)	(23,771)	(189,375)
Shares converted from Class B to Class A	2,906	20,748	(2,898)	(20,748)
Dividends reinvested	34,276	272,493	—	—
Redemption fees	—	1,407	—	—
Net increase (decrease)	83,966	$710,223	(26,669)	$(210,123)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	69,592	$553,419	124,651	$994,876
Shares repurchased	(31,259)	(237,769)	(856,335)	(6,607,896)
Dividends reinvested	3,173	24,751	79,234	632,293
Redemption fees	—	173	—	667
Net increase (decrease)	41,506	$340,574	(652,450)	$(4,980,060)

UBS Market Neutral Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	777,025	$7,714,287	101,962	$1,010,977	2,012,541	$20,131,307
Shares repurchased	(316,440)	(3,117,135)	(8,065)	(78,956)	(512,820)	(5,000,000)
Redemption fees	—	6,897	—	199	—	—
Net increase	460,585	$4,604,049	93,897	$932,220	1,499,721	$15,131,307

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	179,920	$1,500,075	2,316	$18,343	40,956	$336,170
Shares repurchased	(1,583,001)	(13,094,969)	(412,009)	(3,366,542)	(571,800)	(4,656,964)
Dividends reinvested	—	—	—	—	4,203	35,347
Redemption fees	—	1,189	—	70	—	913
Net decrease	(1,403,081)	$(11,593,705)	(409,693)	$(3,348,129)	(526,641)	$(4,284,534)

UBS U.S. Equity Opportunity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	34,230	$218,247	—	$—
Shares repurchased	(1,310,446)	(8,274,037)	(2,132)	(13,071)
Shares converted from Class B to Class A	10,412	69,198	(10,460)	(69,198)
Dividends reinvested	55,116	348,885	—	—
Redemption fees	—	756	—	—
Net decrease	(1,210,688)	$(7,636,951)	(12,592)	$(82,269)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	24,844	$155,122	4,632	$29,422
Shares repurchased	(207,858)	(1,310,763)	(57,989)	(376,431)
Dividends reinvested	878	5,453	3,007	19,154
Redemption fees	—	160	—	11
Net decrease	(182,136)	$(1,150,028)	(50,350)	$(327,844)

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	213,632	$3,246,905	—	$—
Shares repurchased	(827,199)	(12,817,491)	(3,733)	(50,295)
Shares converted from Class B to Class A	866	13,311	(887)	(13,311)
Dividends reinvested	6,676	103,343	—	—
Redemption fees	—	2,579	—	—
Net decrease	(606,025)	$(9,451,353)	(4,620)	$(63,606)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,660	$172,260	2,464,964	$37,044,986
Shares repurchased	(79,289)	(1,160,430)	(4,738,066)	(71,656,774)
Dividends reinvested	—	—	—	1,579,780
Redemption fees	—	90	101,333	16,648
Net decrease	(67,629)	$(988,080)	(2,171,769)	$(33,015,360)

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	571,513	$8,030,544	—	$—
Shares repurchased	(876,247)	(11,899,215)	(1,360)	(15,253)
Shares converted from Class B to Class A	3,726	50,744	(4,007)	(50,744)
Redemption fees	—	3,633	—	—
Net decrease	(301,008)	$(3,814,294)	(5,367)	$(65,997)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	20,977	$283,069	1,835,735	$26,999,341
Shares repurchased	(57,351)	(744,060)	(3,705,564)	(52,481,542)
Redemption fees	—	9	—	16,664
Net decrease	(36,374)	$(460,982)	(1,869,829)	$(25,465,537)

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1174

UBS Asset
Allocation Funds

December 31, 2011

The UBS Funds—Asset Allocation

Semiannual Report

President's letter	1

Market commentary	2

Asset Allocation

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	21

UBS Global Frontier Fund	34

Explanation of expense disclosure	45

Statement of assets and liabilities	47

Statement of operations	49

Statement of changes in net assets	50

Financial highlights	52

Notes to financial statements	58

General information	78

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President's letter

February 15, 2012

Dear Shareholder,

If I were asked to characterize the market environment of the past six months, I could probably crystallize it to one word: challenging. Adverse macroeconomic news—including events relating to Greece and the Eurozone, ratings downgrades and inflation concerns—weighed heavily on investor sentiment, in turn causing markets to demonstrate unusually high levels of volatility.

In this environment of uncertainty, company fundamentals were largely ignored in favor of short-term news, making it difficult for active managers to add value through security selection. We were no different, and so stock selection was the primary detractor from performance across many of our equity and asset allocation funds during the period. Our fixed income portfolios, though generally experiencing performance more in line with their benchmarks, also faced certain headwinds, including a volatile credit and interest rate environment as investor sentiment frequently shifted between risk aversion and risk-taking.

In the time since I have been writing these letters to you, I have stressed the importance of maintaining a long-term perspective. This advice, though valuable under any circumstance, is never more important to follow than during periods of extreme market volatility, when fear plays a too large role in investor decision-making.

At UBS Global Asset Management, we have always kept an eye on the long term. This perspective has required us to evolve over our 30 years of investing, to meet the demands of a more complex investment landscape—for example, by combining our valuation work with market behavioral analysis in our asset allocation portfolios to better position them to navigate market volatility. However, we have never compromised on our core belief that strict adherence to our disciplined investment process through up and down markets—although it may, on occasion, result in short-term underperformance—is the most important way, over time, that we can add value in our clients' portfolios.

As I write this, the road ahead, though never certain, seems less unsure. Signs of a solution appear to be emerging in Europe, while US economic indicators seem to be improving. Year-to-date, the S&P 500 Index—the standard-bearer of equity market performance—is in positive territory, and stock correlations and volatility appear to be moving lower. The market, once again, seems to be paying attention to fundamentals. Against this backdrop, we firmly believe that our portfolios will ultimately be rewarded for the positions we've taken, and that active managers will once again be well-positioned to add value in 2012.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1

The markets in review

Moderating growth in many countries

Although the overall US economy expanded during the reporting period, gross domestic product ("GDP") growth rates in general could best be characterized as tepid. At its August meeting, the Federal Reserve Board (the "Fed"), acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed "Operation Twist," the Fed noted that its intention with this program was to "put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative."

In contrast to the US, many international economies took a step backward as the reporting period progressed. Growth in the Eurozone was negatively impacted by its ongoing sovereign debt crisis, as well as weak consumer and business confidence. In contrast, Japan's economy gained some traction, emerging from its recession in the first half of the review period. Elsewhere, while growth rates in many developing countries such as China and India surpassed their developed country counterparts, they also tended to progressively move lower during the course of the reporting period.

Global equities declined

The global equity markets experienced periods of extreme volatility during the reporting period, as a number of macro factors impacted investor sentiment. After being highly resilient and rising earlier in 2011, the US stock market fell sharply in the first half of the review period, as investor risk appetite was replaced by risk aversion. Triggering this change in sentiment were concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US long-term debt. US equities then rallied sharply in the second half of the year, given signs that the economy was gaining some traction. All told, the US stock market, as measured by the S&P 500 Index,1 declined 3.69% during the six-months ended December 31, 2011.

International developed equities (as measured by the MSCI EAFE Index (net)2) also moved higher during the first half of 2011. However, fears of contagion from the European sovereign debt crisis and increasing signs that Europe was headed for a double-dip recession led to a very sharp decline in the first half of the period. Unlike the US, however, international equities only experienced a modest gain in the second half of the period. Overall, for the six-month period ended December 31, 2011, the MSCI EAFE Index (net) declined 16.31%. Emerging markets equities (as measured by the MSCI Emerging Markets Index (net)3) generated even weaker results, falling 19.13% over the period. Concerns about a hard landing for China's economy and declining growth in the developed world drove emerging market equity prices lower.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

2

The markets in review

Riskier fixed income securities produced mixed results

The US taxable spread sectors (non-US Treasury fixed income securities) were a study in contrasts during the reporting period. Over the first half of the period, investor risk aversion was often elevated due to concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US long-term debt. Against this backdrop, US Treasury yields fell sharply. Risk appetite then increased at times during the second half of the period, given signs that the US economy was gaining some traction. All told, during the six months ended December 31, 2011, spread sectors typically underperformed Treasuries, and the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 4.98%.

Looking more closely at lower-rated fixed-income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 declined 0.39% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 3.21%. The emerging markets debt asset class was supported by continued solid growth in developing countries and generally solid demand from investors seeking to generate incremental yield in the low interest rate environment.

4  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 0.83% (Class A shares declined 4.73% after the deduction of the maximum sales charge), while Class Y shares returned 0.99%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 1.82% over the same time period, the MSCI World Free Index (net) declined 10.29% and the US Consumer Price Index (CPI) declined 0.02%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a modest gain during the reporting period, primarily due to currency positioning and security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. Having said that, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – The Fund's long position in the Swiss franc was beneficial. The currency appreciated as its economic fundamentals were relatively solid during the reporting period.

  – Underweighting the euro was a modest contributor to performance, especially during the fourth quarter when the European sovereign debt crisis escalated and the euro depreciated.

•  Relative value strategies, overall, were positive for performance.

  – The Fund's long position in investment grade credit relative to treasuries was beneficial as investor appetite for yield caused bond prices to rise, and narrowed credit spreads.

  – An overweight to US large caps vs. US small caps contributed to the Fund's performance. In general, we believed, and continue to believe, that expectations for higher growth globally favors large caps with a global business, while, in our view, small caps face more difficulty as stimulus is withdrawn.

•  Security selection in several sleeves made a positive contribution to performance during the period. Security selection within the US Equity Market Neutral sleeve and US Core Bond sleeve modestly contributed to results.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

4

UBS Dynamic Alpha Fund

What didn't work

•  The Fund's positioning among risk assets detracted from results.

  – When the reporting period began, the Fund had a 30% equity market exposure. However, given a host of macro issues, including the European sovereign debt crisis and slowing global growth, we took a more conservative approach for the portfolio and moved to a net short allocation to equities in early August and September. While this was positive for performance when equities sold off sharply mid-period, it later detracted from performance when equities rebounded in the second half of the review period.

  – Within equities, a preference for international stocks was not rewarded, as they significantly lagged their US counterparts.

•  Overall, currency strategies contributed to the Fund's performance, yet we did have some detractors during the period.

  – The Fund's long position in the Mexican peso was not rewarded, as it performed poorly.

  – Having an overweight to the Polish zloty had a negative impact on the Fund's performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	0.83%	(1.63)%	(0.87)%	1.64%
Class B3	0.53	(2.38)	(1.63)	0.98[6]
Class C4	0.53	(2.38)	(1.63)	0.87
Class Y5	0.99	(1.28)	(0.56)	1.95
After deducting maximum sales charge
Class A2	(4.73)%	(7.08)%	(1.98)%	0.82%
Class B3	(4.47)	(7.26)	(1.84)	0.98[6]
Class C4	(0.47)	(3.36)	(1.63)	0.87
BofA Merrill Lynch US Treasury 1-5 Year Index[7]	1.82%	3.36%	4.77%	4.20%
MSCI World Free Index (net)[8]	(10.29)	(5.54)	(2.37)	2.58
US Consumer Price Index (CPI)[9]	(0.02)	2.96	2.26	2.46

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.84% and 1.81%; Class B—2.68% and 2.55%; Class C—2.60% and 2.56%; Class Y—1.54% and 1.54%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2011

Percentage of net assets
JPMorgan Chase & Co., 4.950%, due 03/25/20	2.1%
Citigroup, Inc., 6.000%, due 08/15/17	2.1
UK Gilts, 1.750%, due 01/22/17	1.6
Morgan Stanley, 5.950%, due 12/28/17	1.5
AT&T, Inc., 5.550%, due 08/15/41	1.5
Bank of America Corp., 5.650%, due 05/01/18	1.4
Anheuser-Busch InBev Worldwide, Inc., 5.000%, due 04/15/20	1.3
General Electric Capital Corp., Series A, 3.750%, due 11/14/14	1.3
Comcast Corp., 6.300%, due 11/15/17	1.3
Kraft Foods, Inc., 5.375%, due 02/10/20	1.2
Total	15.3%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2011

Percentage of net assets
United States	43.1%
United Kingdom	15.3
Netherlands	4.0
Canada	3.6
France	2.8
Total	68.8%

1  This table includes long and short positions.

7

UBS Dynamic Alpha Fund

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2011

Common stocks
Household products	0.00%[3]
Bonds
Corporate bonds
Automobiles	0.41
Beverages	2.09
Building materials	0.25
Capital markets	4.26
Chemicals	0.18
Commercial banks	14.11
Commercial services & supplies	1.78
Communications equipment	0.22
Computers & peripherals	0.63
Consumer finance	0.83
Diversified financial services	11.00
Diversified operations	0.64
Diversified telecommunication services	5.90
Electric utilities	4.40
Energy equipment & services	0.68
Engineering & construction	0.74
Food & staples retailing	0.95
Food products	1.53
Gas utilities	0.98
Health care equipment & supplies	0.38
Health care providers & services	0.04
Independent power producers & energy traders	0.33
Insurance	4.67
Leisure equipment & products	0.27
Media	4.36
Metals & mining	3.61
Multi-utilities	1.32
Oil, gas & consumable fuels	6.92
Pharmaceuticals	1.61%
Real estate investment trust (REIT)	0.12
Real estate management & development	0.25
Road & rail	0.78
Specialty retail	0.28
Tobacco	2.54
Transportation	0.24
Water utilities	0.35
Wireless telecommunication services	1.32
Total corporate bonds	80.97%
Collateralized debt obligation	0.00[3]
Mortgage & agency debt securities	0.01
US government obligation	0.13
Non-US government obligations	3.10
Total bonds	84.21%
Short-term investment	6.31
Investment of cash collateral from securities loaned	0.53
Total investments before investments sold short	91.05%
Investments sold short
Common stocks
Household products	(0.00)[3]
Oil, gas & consumable fuels	(0.00)[3]
Total investments sold short	(0.00)%[3]
Total investments, net of investments sold short	91.05
Cash and other assets, less liabilities	8.95
Net assets	100.00%

2  Figures represent the industry breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of derivatives exposure was included.

3  Amount represents less than 0.005%.

8

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares		Value
Common stocks: 0.00%[1]
United States—0.00%[1]
Procter & Gamble Co (cost $6,279)		100	$6,672
	Face amount
Bonds: 84.21%
Corporate bonds: 80.97%
Australia: 2.54%
Commonwealth Bank of Australia, 3.500%, due 03/19/15[2]		$1,200,000	1,225,272
National Australia Bank Ltd., 4.000%, due 07/13/20	EUR	1,200,000	1,566,777
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21		$2,600,000	2,794,966
Telstra Corp. Ltd., 4.800%, due 10/12/21[2]		300,000	318,166
Westpac Banking Corp., 4.125%, due 05/25/18	EUR	900,000	1,192,121
Total Australia corporate bonds			7,097,302
Brazil: 0.07%
Petrobras International Finance Co., 5.375%, due 01/27/21		$200,000	209,538
Canada: 3.63%
Bank of Montreal, 6.020%, due 05/02/18	CAD	750,000	870,081
Bank of Nova Scotia, 4.100%, due 06/08/17		1,100,000	1,159,613
Barrick Gold Corp., 2.900%, due 05/30/16		$700,000	718,440
Canadian Imperial Bank of Commerce, 3.400%, due 01/14/16	CAD	750,000	766,093
Canadian Natural Resources Ltd., 3.450%, due 11/15/21[3]		$500,000	521,119
Greater Toronto Airports Authority, 6.980%, due 10/15/32	CAD	500,000	676,363
Hydro One, Inc., 5.360%, due 05/20/36		700,000	826,663
Rogers Communications, Inc., 5.340%, due 03/22/21		200,000	211,661
Royal Bank of Canada, 3.360%, due 01/11/16		250,000	254,991
3.660%, due 01/25/17		1,000,000	1,033,257
Suncor Energy, Inc., 6.500%, due 06/15/38		$1,250,000	1,574,320
Teck Resources Ltd., 3.150%, due 01/15/17		600,000	612,958

	Face amount		Value
Toronto-Dominion Bank, 3.367%, due 11/02/20[4]	CAD	900,000	$897,456
Total Canada corporate bonds			10,123,015
Cayman Islands: 2.43%
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[2]		$1,450,000	1,786,307
New York Life Funding, 5.125%, due 02/03/15	GBP	500,000	840,882
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	550,000	718,028
Transocean, Inc., 6.000%, due 03/15/18		$1,150,000	1,175,324
Vale Overseas Ltd., 5.625%, due 09/15/19		2,050,000	2,258,282
Total Cayman Islands corporate bonds			6,778,823
China: 0.14%
Standard Chartered Bank Hong Kong Ltd., 0.648%, due 04/13/17[4]		400,000	389,171
France: 2.80%
Autoroutes du Sud de la France SA, 5.625%, due 07/04/22	EUR	750,000	1,036,620
AXA SA, 5.250%, due 04/16/40[4]		1,400,000	1,322,279
Banque PSA Finance SA, 3.875%, due 01/18/13		1,000,000	1,286,239
BNP Paribas SA, 3.500%, due 12/07/16	GBP	350,000	518,886
Casino Guichard Perrachon SA, 5.500%, due 01/30/15	EUR	900,000	1,216,893
EDF SA, 6.950%, due 01/26/39[2]		$350,000	411,919
France Telecom SA, 7.250%, due 01/28/13	EUR	350,000	478,403
Societe Generale SA, 2.200%, due 09/14/13[2]		$1,180,000	1,108,702
5.400%, due 01/30/18	GBP	350,000	424,720
Total France corporate bonds			7,804,661
Germany: 0.24%
Muenchener Rueckversicherungs AG, 6.000%, due 05/26/41[4]	EUR	200,000	240,138
RWE AG, 4.625%, due 09/28/15[4,5]		350,000	419,013
Total Germany corporate bonds			659,151

9

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Ireland: 0.80%
CRH Finance Ltd., 7.375%, due 05/28/14	EUR	500,000	$706,615
GE Capital European Funding, 6.025%, due 03/01/38		1,100,000	1,535,576
Total Ireland corporate bonds			2,242,191
Italy: 0.40%
Banco Popolare SC, 4.125%, due 10/22/14		300,000	345,869
Telecom Italia SpA, 7.000%, due 01/20/17		350,000	451,108
7.375%, due 12/15/17	GBP	200,000	309,482
Total Italy corporate bonds			1,106,459
Luxembourg: 1.08%
ArcelorMittal, 9.000%, due 02/15/15		$1,300,000	1,437,262
Enel Finance International SA, 6.000%, due 10/07/39[2]		450,000	362,181
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	750,000	1,208,428
Total Luxembourg corporate bonds			3,007,871
Mexico: 0.57%
America Movil SAB de CV, 3.625%, due 03/30/15		$1,150,000	1,205,052
5.000%, due 03/30/20		350,000	386,670
Total Mexico corporate bonds			1,591,722
Netherlands: 3.99%
Alliander NV, 5.500%, due 04/20/16	EUR	240,000	353,939
Allianz Finance II BV, 5.750%, due 07/08/41[4]		1,300,000	1,431,553
Daimler International Finance BV, 7.875%, due 01/16/14		800,000	1,153,645
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP	350,000	637,926
E.ON International Finance BV, 6.000%, due 10/30/19		500,000	913,459
HIT Finance BV, 5.750%, due 03/09/18	EUR	200,000	254,837
ING Bank NV, 6.125%, due 05/29/23[4]		90,000	100,150
Koninklijke KPN NV, 3.750%, due 09/21/20		1,500,000	1,940,777
Linde Finance BV, 7.375%, due 07/14/66[4]		350,000	486,957

	Face amount		Value
Rabobank Nederland NV, 5.875%, due 05/20/19	EUR	550,000	$739,363
Repsol International Finance BV, 4.250%, due 02/12/16		500,000	652,809
4.750%, due 02/16/17		350,000	465,839
RWE Finance BV, 5.625%, due 12/06/23	GBP	400,000	711,330
Scotland International Finance BV, 4.250%, due 05/23/13[2]		$800,000	712,000
TenneT Holding BV, 6.655%, due 06/01/17[4,5]	EUR	450,000	580,997
Total Netherlands corporate bonds			11,135,581
Netherlands Antilles: 0.35%
Teva Pharmaceutical Finance Co. BV, 3.650%, due 11/10/21		$300,000	305,140
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		650,000	661,138
Total Netherlands Antilles corporate bonds			966,278
Portugal: 0.33%
EDP Finance BV, 4.900%, due 10/01/19[2]		600,000	457,680
5.375%, due 11/02/12[2]		457,000	451,351
Total Portugal corporate bonds			909,031
Qatar: 0.41%
Qtel International Finance Ltd., 6.500%, due 06/10/14[2]		1,050,000	1,142,925
South Korea: 0.27%
GS Caltex Corp., 5.500%, due 10/15/15[6]		700,000	750,400
Spain: 2.26%
Banco Santander SA, 4.375%, due 03/16/15	EUR	900,000	1,164,289
BBVA US Senior SAU, 3.250%, due 05/16/14		$850,000	805,141
Gas Natural Capital Markets SA, 5.250%, due 07/09/14	EUR	900,000	1,190,533
Santander International Debt SAU, 3.381%, due 12/01/15		700,000	845,416
Telefonica Emisiones SAU, 4.693%, due 11/11/19		500,000	607,702
5.375%, due 02/02/18	GBP	1,100,000	1,687,288
Total Spain corporate bonds			6,300,369
Sweden: 1.08%
Nordea Bank AB, 4.000%, due 06/29/20	EUR	850,000	1,105,008
6.250%, due 09/10/18[4]		450,000	598,135

10

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Sweden—(Concluded)
Svenska Handelsbanken AB, 5.125%, due 03/30/20[2]		$1,200,000	$1,300,637
Total Sweden corporate bonds			3,003,780
Switzerland: 0.89%
Credit Suisse AG, 5.400%, due 01/14/20		1,100,000	1,037,482
Credit Suisse/London, 5.125%, due 09/18/17	EUR	1,050,000	1,451,358
Total Switzerland corporate bonds			2,488,840
United Kingdom: 13.74%
Abbey National Treasury Services PLC, 3.875%, due 11/10/14[2]		$650,000	610,030
Aviva PLC, 5.250%, due 10/02/23[4]	EUR	1,400,000	1,721,352
B.A.T. International Finance PLC, 9.500%, due 11/15/18[2]		$750,000	1,018,410
BAA Funding Ltd., 6.750%, due 12/03/26	GBP	1,150,000	2,078,049
Barclays Bank PLC, 0.740%, due 09/11/17[4]		$900,000	783,063
5.750%, due 08/17/21	GBP	450,000	701,274
BP Capital Markets PLC, 3.561%, due 11/01/21		$280,000	291,503
3.875%, due 03/10/15		700,000	747,465
Brambles Finance PLC, 4.625%, due 04/20/18	EUR	400,000	546,712
British Sky Broadcasting Group PLC, 9.500%, due 11/15/18[2]		$600,000	776,522
British Telecommunications PLC, 8.500%, due 12/07/16	GBP	925,000	1,755,540
Friends Life Group PLC, 8.250%, due 04/21/22		800,000	1,096,438
HSBC Capital Funding LP, 5.369%, due 03/24/14[4,5]	EUR	400,000	445,222
HSBC Holdings PLC, 5.100%, due 04/05/21		$850,000	903,204
6.250%, due 03/19/18	EUR	900,000	1,197,479
6.500%, due 09/15/37		$2,450,000	2,418,373
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18	EUR	1,200,000	1,595,826
9.000%, due 02/17/22	GBP	650,000	1,358,457
Lloyds Banking Group PLC, 5.875%, due 07/08/14	EUR	1,300,000	1,584,086
Lloyds TSB Bank PLC, 6.500%, due 03/24/20		750,000	761,553
National Express Group PLC, 6.250%, due 01/13/17	GBP	350,000	584,030

	Face amount		Value
Old Mutual PLC, 4.500%, due 01/18/17[4]	EUR	200,000	$259,038
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		$1,550,000	1,507,936
4.875%, due 03/16/15		750,000	717,137
4.875%, due 01/20/17	EUR	550,000	672,437
SABMiller PLC, 4.500%, due 01/20/15		600,000	824,368
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[4,5]	GBP	550,000	831,942
Standard Chartered PLC, 3.850%, due 04/27/15[2]		$1,650,000	1,660,664
Tesco PLC, 6.125%, due 02/24/22	GBP	450,000	824,992
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[6]		348,306	588,621
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		600,000	980,186
Vodafone Group PLC, 5.625%, due 02/27/17		$1,600,000	1,857,814
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16	GBP	900,000	1,541,481
Western Power Distribution East Midlands PLC, 5.250%, due 01/17/23		450,000	765,526
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32		400,000	690,608
WPP PLC, 6.000%, due 04/04/17		350,000	601,922
6.625%, due 05/12/16	EUR	700,000	1,004,500
Total United Kingdom corporate bonds			38,303,760
United States: 42.95%
Abbott Laboratories, 6.000%, due 04/01/39		$550,000	698,746
Alcoa, Inc., 6.150%, due 08/15/20		2,150,000	2,233,798
Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19[2]		850,000	909,075
Alltel Corp., 7.875%, due 07/01/32		550,000	786,070
Altria Group, Inc., 4.750%, due 05/05/21		2,800,000	3,082,906
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	450,000	615,494
American International Group, Inc., 5.850%, due 01/16/18		$1,850,000	1,809,328
Anadarko Petroleum Corp., 6.375%, due 09/15/17		2,150,000	2,492,138
7.625%, due 03/15/14		100,000	111,086

11

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Anheuser-Busch InBev Worldwide, Inc., 5.000%, due 04/15/20		$3,100,000	$3,553,189
AT&T, Inc., 3.875%, due 08/15/21		1,225,000	1,295,745
5.550%, due 08/15/41		3,450,000	4,062,089
Bank of America Corp., 5.250%, due 11/09/16	GBP	400,000	546,134
5.650%, due 05/01/18		$4,000,000	3,811,012
7.375%, due 05/15/14		2,250,000	2,332,933
Boston Scientific Corp., 6.000%, due 01/15/20		950,000	1,060,522
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		1,550,000	1,597,568
Cameron International Corp., 6.375%, due 07/15/18		600,000	710,567
Cargill, Inc., 3.250%, due 11/15/21[2]		200,000	201,289
CBS Corp., 8.875%, due 05/15/19		400,000	513,757
Citigroup, Inc., 6.000%, due 08/15/17[7]		5,500,000	5,763,791
Comcast Corp., 6.300%, due 11/15/17		2,950,000	3,489,254
ConocoPhillips, 4.600%, due 01/15/15		300,000	331,798
Dell, Inc., 5.400%, due 09/10/40		650,000	730,757
DirecTV Holdings LLC, 5.000%, due 03/01/21		2,400,000	2,568,526
Dow Chemical Co., 5.900%, due 02/15/15		450,000	500,724
Duke Energy Corp., 2.150%, due 11/15/16		500,000	501,421
5.050%, due 09/15/19		250,000	283,639
Energy Transfer Partners LP, 6.050%, due 06/01/41		350,000	343,192
9.700%, due 03/15/19		1,250,000	1,531,438
Enterprise Products Operating LLC, 3.200%, due 02/01/16		1,520,000	1,573,626
ERAC USA Finance LLC, 5.250%, due 10/01/20[2]		350,000	377,351
ERP Operating LP, REIT, 5.750%, due 06/15/17		300,000	332,621
FirstEnergy Solutions Corp., 6.050%, due 08/15/21		700,000	776,787
General Electric Capital Corp., Series A, 3.750%, due 11/14/14		3,350,000	3,531,128
6.000%, due 08/07/19		800,000	918,903
Series A, 6.750%, due 03/15/32[7]		2,300,000	2,693,164

	Face amount		Value
Georgia Power Co., 5.400%, due 06/01/40		$600,000	$722,840
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38		1,100,000	1,471,857
Goldman Sachs Group, Inc., 4.375%, due 03/16/17	EUR	2,250,000	2,726,815
6.150%, due 04/01/18		$1,700,000	1,754,551
Hasbro, Inc., 6.350%, due 03/15/40		700,000	756,755
Hewlett-Packard Co., 2.625%, due 12/09/14		1,010,000	1,018,899
Home Depot, Inc., 4.400%, due 04/01/21		700,000	789,219
Indiana Michigan Power Co., 7.000%, due 03/15/19		350,000	430,498
JPMorgan Chase & Co., 4.950%, due 03/25/20		5,500,000	5,845,780
Kellogg Co., 1.875%, due 11/17/16		600,000	602,419
Kinder Morgan Energy Partners LP, 4.150%, due 03/01/22[3]		1,700,000	1,729,131
Kraft Foods, Inc., 5.375%, due 02/10/20		3,000,000	3,461,553
Merck & Co., Inc., 6.550%, due 09/15/37		950,000	1,324,386
MetLife, Inc., 7.717%, due 02/15/19		1,500,000	1,880,919
Morgan Stanley, 5.450%, due 01/09/17		1,000,000	962,764
5.950%, due 12/28/17		4,400,000	4,192,038
Motorola Solutions, Inc., 6.000%, due 11/15/17		550,000	616,476
NBCUniversal Media LLC, 4.375%, due 04/01/21		250,000	263,837
News America, Inc., 6.900%, due 03/01/19		450,000	528,883
NuStar Logistics LP, 4.800%, due 09/01/20		1,150,000	1,197,642
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		150,000	198,053
ONEOK Partners LP, 8.625%, due 03/01/19		200,000	256,738
Pacific Gas & Electric Co., 6.050%, due 03/01/34		650,000	804,595
PacifiCorp, 6.000%, due 01/15/39		1,200,000	1,532,357
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[6]	EUR	950,000	1,141,011
PepsiCo, Inc., 3.125%, due 11/01/20		$1,400,000	1,455,014
Philip Morris International, Inc., 2.900%, due 11/15/21		300,000	305,865

12

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
PNC Funding Corp., 5.125%, due 02/08/20	$200,000	$225,994
Principal Financial Group, Inc., 8.875%, due 05/15/19	600,000	747,026
Progress Energy, Inc., 4.400%, due 01/15/21	400,000	440,914
Prudential Financial, Inc., 4.500%, due 11/15/20	1,800,000	1,809,985
Republic Services, Inc., 5.250%, due 11/15/21	1,750,000	1,984,304
Reynolds American, Inc., 6.750%, due 06/15/17	1,150,000	1,307,122
Sempra Energy, 6.000%, due 10/15/39	750,000	925,394
SLM Corp., 6.250%, due 01/25/16	1,750,000	1,701,838
Southwestern Electric Power Co., 6.200%, due 03/15/40	250,000	305,356
Time Warner Cable, Inc., 6.750%, due 06/15/39	300,000	354,515
8.250%, due 04/01/19	1,650,000	2,072,420
Valero Energy Corp., 6.625%, due 06/15/37	1,400,000	1,501,132
10.500%, due 03/15/39	500,000	737,606
Verizon Communications, Inc., 6.350%, due 04/01/19	1,350,000	1,644,984
Virginia Electric and Power Co., 8.875%, due 11/15/38	250,000	413,056
Wachovia Corp., 5.750%, due 02/01/18	2,000,000	2,272,044
Waste Management, Inc., 7.375%, due 03/11/19	900,000	1,133,330
WEA Finance LLC, 5.750%, due 09/02/15[2]	650,000	690,893
WellPoint, Inc., 4.350%, due 08/15/20	100,000	108,024
Wells Fargo & Co., 2.625%, due 12/15/16	1,450,000	1,449,116
Xcel Energy, Inc., 4.700%, due 05/15/20	1,150,000	1,296,075
Total United States corporate bonds		119,763,589
Total corporate bonds (cost $228,566,209)		225,774,457

	Face amount		Value
Collateralized debt obligation: 0.00%
Cayman Islands: 0.00%
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43†2,8,9 (cost $8,118,607)		$8,000,000	$0
Mortgage & agency debt securities: 0.01%
United States: 0.01%
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 4.748%, due 05/25/36[4]		181,088	2
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 5.933%, due 06/25/36[4]		172,152	1
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.915%, due 04/25/35[4]		1,405,785	35,821
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3B1, 1.820%, due 12/25/36[4]		178,718	36
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 2B1, 5.843%, due 09/25/36[4]		36,842	46
Series 2006-18, Class B1, 6.000%, due 12/26/36		393,338	197
Total mortgage & agency debt securities (cost $440,978)			36,103
US government obligation: 0.13%
US Treasury Notes, 0.875%, due 11/30/16 (cost $350,313)		350,000	351,066
Non-US government obligations: 3.10%
Germany: 1.51%
Bundesrepublik Deutschland, 4.000%, due 07/04/16	EUR	1,600,000	2,373,095
Kreditanstalt fuer Wiederaufbau, 2.050%, due 02/16/26	JPY	132,000,000	1,835,152
			4,208,247

13

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
United Kingdom: 1.59%
UK Gilts, 1.750%, due 01/22/17	GBP	2,750,000	$4,419,030
Total Non-US government obligations (cost $8,711,321)			8,627,277
Total bonds (cost $246,187,428)			234,788,903
	Shares
Short-term investment: 6.31%
Investment company: 6.31%
UBS Cash Management Prime Relationship Fund[10] (cost $17,594,250)		17,594,250	17,594,250
Investment of cash collateral from securities loaned: 0.53%
UBS Private Money Market Fund LLC[10] (cost $1,487,143)		1,487,143	1,487,143
Total investments before investments sold short: 91.05% (cost $265,275,100)			253,876,968

	Shares	Value
Investments sold short: 0.00%[1]
Common stocks: 0.00%[1]
United Kingdom: 0.00%[1]
BP PLC	(23)	$(163)
United States—0.00%[1]
Procter & Gamble Co.	(100)	(6,672)
Total common stocks and investments sold short (proceeds $6,238)		(6,835)
Total investments, net of investments sold short: 91.05%		253,870,133
Cash and other assets, less liabilities: 8.95%		24,964,037
Net assets: 100.00%		$278,834,170

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,548,989
Gross unrealized depreciation	(12,947,121)
Net unrealized depreciation of investments	$(11,398,132)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44.

†  Holding is illiquid. At December 31, 2011, the value of this security amounted to $0 or 0.00% of net assets.

1  Amount represents less than 0.005%.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $15,521,374 or 5.57% of net assets.

3  Security, or portion thereof, was on loan at December 31, 2011.

4  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2011 and changes periodically.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $2,480,032 or 0.89% of net assets.

7  All or a portion of these securities have been designated as collateral for open short positions.

8  Security is in default.

14

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

9  This security, which represents 0.00% of net assets as of December 31, 2011, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/11	Value as a percentage of net assets
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	$8,138,056	2.92%	$0	0.00%

10  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Net realized gain during the six months ended 12/31/11	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$45,918,039	$263,451,925	$291,775,714	$—	$—	$17,594,250	$35,475
UBS Private Money Market Fund LLC[a]	8,124,287	15,918,562	22,555,706	—	—	1,487,143	196
UBS Global Corporate Bond Relationship Fund	—	47,664,000	47,147,023	(516,977)	—	—	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	7,694,043	—	7,792,467	2,841,883	(2,743,459)	—	—
UBS U.S. Equity Alpha Relationship Fund	38,923,054	—	38,614,590	11,130,209	(11,438,673)	—	—
	$100,659,423	$327,034,487	$407,885,500	$13,455,115	$(14,182,132)	$19,081,393	$35,671

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

15

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	23,307,104	MXN	319,890,000	03/07/12	$(503,059)
Credit Suisse First Boston	AUD	21,000,000	USD	20,727,000	03/07/12	(597,575)
Credit Suisse First Boston	CAD	7,255,000	USD	7,012,033	03/07/12	(99,231)
Credit Suisse First Boston	GBP	17,000,000	USD	26,422,080	03/07/12	37,053
Credit Suisse First Boston	NZD	31,325,000	USD	23,632,833	03/07/12	(646,559)
Goldman Sachs International	AUD	5,565,318	EUR	4,205,000	03/07/12	(206,129)
JPMorgan Chase Bank	CNY	14,300,000	USD	2,239,273	03/07/12	(30,310)
JPMorgan Chase Bank	HUF	1,301,950,000	USD	5,518,042	03/07/12	206,376
JPMorgan Chase Bank	JPY	111,900,000	USD	1,437,136	03/07/12	(18,277)
JPMorgan Chase Bank	USD	5,940,000	CNY	37,867,500	04/19/12	67,256
JPMorgan Chase Bank	USD	6,191,510	KRW	7,132,000,000	03/07/12	(27,265)
JPMorgan Chase Bank	USD	6,690,357	MYR	21,369,000	03/07/12	26,128
JPMorgan Chase Bank	USD	2,869,586	NOK	16,790,000	03/07/12	(68,796)
JPMorgan Chase Bank	USD	5,439,331	PLN	18,635,000	03/07/12	(71,777)
JPMorgan Chase Bank	USD	2,846,734	SEK	19,650,000	03/07/12	(237)
State Street Bank & Trust	EUR	59,390,000	USD	79,190,626	03/07/12	2,284,379
Net unrealized appreciation on forward foreign currency contracts						$351,977

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 60 contracts (USD)	March 2012	$8,591,813	$8,688,750	$96,937
5 Year US Treasury Notes, 162 contracts (USD)	March 2012	19,874,367	19,967,765	93,398
US Treasury futures sell contracts:
10 Year US Treasury Notes, 290 contracts (USD)	March 2012	(37,665,429)	(38,026,250)	(360,821)
Index futures buy contracts:
Dow Jones EURO STOXX 50 Index, 1,418 contracts (EUR)	March 2012	41,557,262	42,357,489	800,227
NIKKEI 225 Index, 255 contracts (JPY)	March 2012	27,613,824	27,994,673	380,849
Index futures sell contracts:
MSCI Taiwan Index, 1,139 contracts (USD)	January 2012	(28,512,542)	(28,873,650)	(361,108)
Russell 2000 Mini Index, 566 contracts (USD)	March 2012	(42,034,845)	(41,816,080)	218,765
Interest rate futures buy contracts:
Euro-Bund, 14 contracts (EUR)	March 2012	2,478,143	2,519,335	41,192
Japanese 10 Year Bond, 2 contracts (JPY)	March 2012	3,698,585	3,700,403	1,818
Interest rate futures sell contracts:
Euro-Buxl, 10 contracts (EUR)	March 2012	(1,545,791)	(1,655,863)	(110,072)
Long Gilt, 24 contracts (GBP)	March 2012	(4,297,542)	(4,358,960)	(61,418)
Net unrealized appreciation on futures contracts				$739,767

16

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	EUR	32,600,000	11/01/21	2.698%	1.793%[2]	$—	$(1,197,499)	$(1,197,499)
Goldman Sachs International	EUR	31,200,000	06/21/21	1.668[2]	3.325	—	4,046,638	4,046,638
						$—	$2,849,139	$2,849,139

1  Payments made or received are based on the notional amount.

2  Rate based on 6 month EURIBOR.

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	4,675,000	12/20/16	5.000%	—[3]	$(106,704)	$13,907	$(92,797)
Deutsche Bank AG	EUR	4,675,000	12/20/16	5.000	—[3]	(94,037)	13,907	(80,130)
JPMorgan Chase Bank	USD	29,400,000	12/20/16	5.000	—[4]	3,163,080	(2,566,899)	596,181
Morgan Stanley & Co., Inc.	EUR	3,780,000	12/20/16	1.000	—[5]	(439,546)	370,452	(69,094)
						$2,522,793	$(2,168,633)	$354,160

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2   Payments made are based on the notional amount.

3   Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Sub Financials Series 16 Index.

4   Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.EM Series 16 Index.

5   Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Senior Financials Series 16 Index.

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	465,000	03/20/17	1.000%	—[3]	$(44,512)	$43,655	$(857)
JPMorgan Chase Bank	EUR	800,000	12/20/16	3.000	—[4]	(37,690)	22,875	(14,815)
JPMorgan Chase Bank	EUR	1,850,000	03/20/17	1.000	—[5]	(115,421)	131,492	16,071
						$(197,623)	$198,022	$399

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

17

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

2   Payments made are based on the notional amount.

3   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Marks & Spencer PLC 5.625% bond, due 03/24/14.

4   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Santander International Debt SAU 0.000% bond, due 08/09/13.

5   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Metro AG 7.625% bond, due 03/05/15.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Barclays Bank PLC	EUR	5,180,000	12/20/16	—[4]	1.000%	$601,678	$(507,656)	$94,022	2.752%
Deutsche Bank AG	EUR	5,180,000	12/20/16	—[4]	1.000	583,983	(507,656)	76,327	2.752
Goldman Sachs International	USD	43,600,000	06/20/16	—[5]	1.000	(107,789)	(312,394)	(420,183)	1.176
Goldman Sachs International	USD	32,300,000	06/20/16	—[6]	5.000	(856,847)	(1,391,937)	(2,248,784)	6.243
							$221,025	$(2,719,643)	$(2,498,618)

1   If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2   Payments received are based on the notional amount.

3   Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4   Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Senior Financials Series 16 Index.

5   Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 16 Index.

6   Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 16 Index.

Options written

Call option	Expiration date	Premiums received	Value
S&P 500 Index, 567 contracts, strike @ USD 1,250.00	June 2012	$5,226,039	$(4,479,300)

18

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

Written option activity for the period ended December 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2011	5,807	$2,186,107
Options written	3,353	8,002,494
Options terminated in closing purchase transactions	(8,593)	(4,962,562)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2011	567	$5,226,039

Swaption & Foreign exchange option activity for the period ended December 31, 2011 was as follows:

Swaptions & Foreign exchange options outstanding at June 30, 2011	$968,439
Swaptions & Foreign exchange options written	32,799
Swaptions & Foreign exchange options terminated in closing purchase transactions	(933,023)
Swaptions & Foreign exchange options expired prior to exercise	(68,215)
Swaptions & Foreign exchange options outstanding at December 31, 2011	$—

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stock	$6,672	$—	$—	$6,672
Common stocks sold short	(6,835)	—	—	(6,835)
Corporate bonds	—	225,774,457	—	225,774,457
Collateralized debt obligation	—	—	0	0
Mortgage & agency debt securities	—	36,103	—	36,103
US government obligation	—	351,066	—	351,066
Non-US government obligations	—	8,627,277	—	8,627,277
Short-term investment	—	17,594,250	—	17,594,250
Investment of cash collateral from securities loaned	—	1,487,143	—	1,487,143
Forward foreign currency contracts	—	351,977	—	351,977
Futures contracts	739,767	—	—	739,767
Options written	(4,479,300)	—	—	(4,479,300)
Swap agreements	—	(1,841,115)	—	(1,841,115)
Total	$(3,739,696)	$252,381,158	$0	$248,641,462

19

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stocks sold short	Asset-backed securities	Collateralized debt obligations	Total
Assets
Beginning balance	$(3,975)	$806,900	$3,229,737	$4,032,662
Purchases	246	—	—	246
Issuances	—	—	—	—
Sales	—	(795,000)	(3,056,398)	(3,851,398)
Settlements	—	—	—	—
Accrued discounts (premiums)	—	2,418	(1,903)	515
Total realized gain (loss)	19,369	62,831	(8,583,792)	(8,501,592)
Change in net unrealized appreciation/depreciation	(15,640)	(77,149)	8,412,356	8,319,567
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$—	$—	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $1,590.

See accompanying notes to financial statements.
20

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Global Allocation Fund (the "Fund") declined 10.30% (Class A shares declined 15.26% after the deduction of the maximum sales charge), while Class Y shares declined 10.11%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 6.22% over the same time period. For comparison purposes, the Russell 3000 Index declined 5.01%, the MSCI World Free Index (net) declined 10.29%, and the Citigroup World Government Bond Index returned 2.26% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 23; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's negative performance was due primarily to security selection and market allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. Having said that, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – The Fund's overweight to the Swiss franc was beneficial. The currency appreciated as its economic fundamentals were relatively solid during the reporting period.

  – An overweight to the US dollar contributed to results. It generally performed well during periods of extreme risk aversion, given its "safe haven" status.

  – A short to the euro benefited performance, especially during the fourth quarter when the European sovereign debt crisis escalated and the euro depreciated.

•  The Fund's corporate credit overweight enhanced results during the reporting period.

  – An overweight to investment-grade corporate bonds was beneficial as they generated strong results given generally strong investor demand from investors looking to generate incremental yield in the low interest rate environment.

  – An overweight to high yield bonds was also rewarded, as they outperformed the Index during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

21

UBS Global Allocation Fund

What didn't work

•  Security selection was the major driver of the Fund's poor performance during the reporting period. Notably, holdings in the international all-cap growth component of the portfolio and security selection in the large-cap core/value international equity space detracted from results.

•  The Fund's positioning among risk assets detracted from results.

  – When the reporting period began, the Fund had a 68% equity market exposure, versus the Index weight of 65%. However, given a host of macro issues, including the European sovereign debt crisis and slowing global growth, we took a more conservative approach for the portfolio and reduced our equity exposure in early August and September. While this generated positive results as the equity markets sold off mid-period, it later detracted from performance when equities rallied in the last three months of the reporting period. At the end of the period, 44% of the portfolio was allocated to equities.

  – Within equities, a preference for international stocks was not rewarded, as they significantly lagged their US counterparts.

•  Duration positioning was a negative for results. At the beginning of the period, the Fund's fixed income duration component was shorter than the Index, as we felt US yields would move higher as the US economic expansion continued. With economic growth in the US hitting a soft patch, however, we then moved to a neutral duration in August. Overall, duration positioning detracted from results as US Treasury yields moved lower during the reporting period.

•  Currency positioning was negative for the period. In particular, the Fund's overweight to the Mexican peso was not rewarded, as it performed poorly.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

22

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.30)%	(7.70)%	(1.33)%	4.76%
Class B2	(10.68)	(8.36)	(2.15)	4.24[5]
Class C3	(10.67)	(8.29)	(2.09)	3.94
Class Y4	(10.11)	(7.37)	(1.05)	5.02
After deducting maximum sales charge
Class A1	(15.26)%	(12.77)%	(2.44)%	4.17%
Class B2	(15.07)	(12.86)	(2.43)	4.24[5]
Class C3	(11.53)	(9.17)	(2.09)	3.94
Russell 3000 Index[6]	(5.01)%	1.03%	(0.01)%	3.52%
MSCI World Free Index (net)[7]	(10.29)	(5.54)	(2.37)	3.62
Citigroup World Government Bond Index[8]	2.26	6.35	7.13	7.77
GSMI Mutual Fund Index[9]	(6.22)	(2.14)	1.56	5.62

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.27% and 1.27%; Class B—2.13% and 2.13%; Class C—2.05% and 2.05%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the same Fund and Class B shares will be terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

6  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Citigroup World Government Bond Index is an unmanaged broad-based, market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

23

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
Apple, Inc.	1.4%
Visa, Inc., Class A	0.7
BP PLC	0.6
Amazon.com, Inc.	0.6
Novartis AG	0.6
Nestle SA	0.5
Google, Inc., Class A	0.5
Imperial Tobacco Group PLC	0.5
Vodafone Group PLC	0.5
Telenor ASA	0.4
Total	6.3%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2011

Percentage of net assets
United States	29.5%
Germany	6.7
United Kingdom	5.6
Japan	2.7
Spain	1.9
Total	46.4%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
US Treasury Notes, 0.250%, due 10/31/13	1.6%
Kingdom of Spain, 4.200%, due 01/31/37	1.5
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	1.4
Bundesobligation, 4.000%, due 10/11/13	1.4
UK Gilts, 3.750%, due 09/07/21	1.0
US Treasury Notes, 0.250%, due 11/30/13	1.0
US Treasury Notes, 3.125%, due 04/30/17	0.9
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.8
Bundesschatzanweisungen, 0.500%, due 06/15/12	0.7
US Treasury Bonds, 3.750%, due 08/15/41	0.6
Total	10.9%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 46.9%, United Kingdom 8.7%, Germany 7.2%, Japan 4.1%, China 2.3%.

24

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	0.71%
Air freight & logistics	0.48
Airlines	0.14
Auto components	0.03
Automobiles	0.45
Beverages	0.63
Biotechnology	0.41
Building products	0.22
Capital markets	0.47
Chemicals	1.49
Commercial banks	2.60
Communications equipment	0.83
Computers & peripherals	2.02
Construction & engineering	0.27
Construction materials	0.30
Distributors	0.01
Diversified consumer services	0.15
Diversified financial services	1.02
Diversified telecommunication services	0.74
Electric utilities	0.93
Electrical equipment	0.17
Electronic equipment, instruments & components	0.01
Energy equipment & services	1.18
Food & staples retailing	1.14
Food products	1.19
Gas utilities	0.16
Health care equipment & supplies	0.34
Health care providers & services	1.02
Hotels, restaurants & leisure	1.14
Household durables	0.02
Household products	0.28
Independent power producers & energy traders	0.01
Industrial conglomerates	0.53
Insurance	1.34
Internet & catalog retail	1.00
Internet software & services	1.10
IT services	1.05
Leisure equipment & products	0.23
Life sciences tools & services	0.36
Machinery	0.90
Media	1.17
Metals & mining	0.97
Multiline retail	0.34
Oil, gas & consumable fuels	3.24%
Personal products	0.64
Pharmaceuticals	1.65
Professional services	0.23
Real estate investment trust (REIT)	0.09
Real estate management & development	0.21
Road & rail	0.31
Semiconductors & semiconductor equipment	0.88
Software	1.37
Specialty retail	0.19
Textiles, apparel & luxury goods	0.66
Tobacco	0.84
Trading companies & distributors	0.53
Transportation infrastructure	0.01
Wireless telecommunication services	1.13
Total common stocks	41.53%
Preferred stock	0.30
Bonds
Corporate bond
Diversified financial services	0.09
Mortgage & agency debt securities	0.13
US government obligations	5.88
Non-US government obligations	10.70
Total bonds	16.80%
Investment companies
UBS Credit Bond Relationship Fund	10.17
UBS Emerging Markets Equity Relationship Fund	3.36
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	7.96
UBS Global Corporate Bond Relationship Fund	6.54
UBS High Yield Relationship Fund	5.14
UBS Small-Cap Equity Relationship Fund	2.13
Total investment companies	35.30%
Warrants	0.02
Short-term investment	5.05
Investment of cash collateral from securities loaned	1.49
Total investments	100.49%
Liabilities, in excess of cash and other assets	(0.49)
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

25

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 41.53%
Argentina: 0.15%
MercadoLibre, Inc.	18,800	$1,495,352
Australia: 0.55%
National Australia Bank Ltd.	110,003	2,628,258
Orica Ltd.	108,448	2,688,716
Total Australia common stocks		5,316,974
Belgium: 0.29%
Anheuser-Busch InBev NV	46,409	2,841,368
Brazil: 0.15%
AES Tiete SA, Preference shares	9,800	141,227
Banco Bradesco SA ADR	2,264	37,764
CCR SA NPV	12,000	78,617
Cia de Bebidas das Americas ADR	10,400	375,336
Cia Hering	4,000	69,610
Cosan Ltd., Class A	8,300	90,968
Odontoprev SA	5,000	71,304
Petroleo Brasileiro SA ADR	14,400	357,840
QGEP Participacoes SA	7,000	61,922
Redecard SA	4,200	65,727
Vale SA ADR	4,000	85,800
Total Brazil common stocks		1,436,115
Canada: 1.34%
Canadian Oil Sands Ltd.	89,700	2,047,141
Petrobank Energy & Resources Ltd.*	140,400	1,458,093
Petrominerales Ltd.[1]	88,658	1,441,155
Royal Bank of Canada	67,100	3,423,664
Suncor Energy, Inc.[1]	85,500	2,465,757
Teck Resources Ltd., Class B	60,100	2,118,470
Total Canada common stocks		12,954,280
Chile: 0.02%
ENTEL Chile SA	11,005	204,424
China: 1.28%
Agile Property Holdings Ltd.[1]	166,000	148,760
AIA Group Ltd.	728,317	2,274,056
Baidu, Inc. ADR*	24,100	2,806,927
BBMG Corp., H Shares	170,000	112,945
Brilliance China Automotive Holdings Ltd.*	128,000	138,109
China Liansu Group Holdings Ltd.	375,000	162,716
China Lumena New Materials Corp.[1]	664,000	123,112
Chongqing Machinery & Electric Co., Ltd., H Shares	90,000	14,833
CNOOC Ltd.	69,000	120,647
Dongfeng Motor Group Co., Ltd., H Shares	82,000	140,633

	Shares	Value
Haier Electronics Group Co., Ltd.*	104,000	$93,065
Industrial & Commercial Bank of China, H Shares	246,000	146,017
International Mining Machinery Holdings Ltd.	112,000	123,297
Jardine Matheson Holdings Ltd.	50,800	2,390,140
Melco Crown Entertainment Ltd. ADR*[1]	35,400	340,548
MIE Holdings Corp.	223,567	56,708
New World Development Co., Ltd.	1,848,000	1,489,517
PetroChina Co., Ltd., H Shares	116,000	144,429
Sina Corp.*	19,600	1,019,200
Skyworth Digital Holdings Ltd.[1]	260,000	91,057
Tencent Holdings Ltd.	11,900	239,177
Xingda International Holdings Ltd.	346,000	155,924
Xinyi Glass Holdings Ltd.	90,000	51,683
Total China common stocks		12,383,500
Cyprus: 0.01%
Globaltrans Investment PLC GDR[2]	4,331	59,551
Denmark: 0.27%
FLSmidth & Co. A/S	45,345	2,664,659
Finland: 0.29%
Sampo Oyj, Class A	112,413	2,789,053
France: 0.53%
BNP Paribas SA	43,052	1,691,103
Carrefour SA	152,861	3,484,958
Total France common stocks		5,176,061
Germany: 1.79%
Beiersdorf AG	40,376	2,289,886
E.ON AG	103,882	2,241,269
Fresenius Medical Care AG & Co. KGaA	48,553	3,299,085
HeidelbergCement AG	40,573	1,721,856
Infineon Technologies AG	260,243	1,958,942
MAN SE	20,342	1,808,708
Metro AG	43,018	1,570,065
SAP AG	46,889	2,479,027
Total Germany common stocks		17,368,838
India: 0.02%
ICICI Bank Ltd. ADR[1]	3,500	92,505
Tata Motors Ltd. ADR[1]	7,400	125,060
Total India common stocks		217,565
Indonesia: 0.08%
Alam Sutera Realty Tbk PT	3,569,500	181,083
Astra International Tbk PT	21,000	171,382

26

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Continued)
Indonesia—(Concluded)
Bank Bukopin Tbk PT	1,017,000	$65,052
Bank Rakyat Indonesia Persero Tbk PT	264,000	196,526
Harum Energy Tbk PT	147,500	111,428
Total Indonesia common stocks		725,471
Ireland: 0.14%
Ryanair Holdings PLC ADR*	50,000	1,393,000
Israel: 0.11%
Teva Pharmaceutical Industries Ltd. ADR	25,200	1,017,072
Italy: 0.29%
Fiat Industrial SpA*	332,281	2,849,112
Japan: 2.72%
Asahi Glass Co., Ltd.[1]	227,000	1,905,184
ITOCHU Corp.	327,400	3,326,319
KDDI Corp.	272	1,749,253
Mitsubishi Corp.	89,400	1,806,119
Mitsubishi UFJ Financial Group, Inc.	873,900	3,712,684
Nissan Motor Co., Ltd.	197,800	1,778,324
ORIX Corp.	17,970	1,484,854
Sankyo Co., Ltd.	42,900	2,170,917
Shin-Etsu Chemical Co., Ltd.	49,200	2,422,606
THK Co., Ltd.	87,200	1,718,623
Tokio Marine Holdings, Inc.	122,200	2,706,912
Tokyo Gas Co., Ltd.	339,000	1,559,127
Total Japan common stocks		26,340,922
Luxembourg: 0.16%
ArcelorMittal	85,718	1,567,590
Malaysia: 0.05%
Axiata Group Bhd	159,100	257,973
Malayan Banking Bhd	90,700	245,491
Total Malaysia common stocks		503,464
Mexico: 0.06%
America Movil SAB de CV ADR	5,500	124,300
Fomento Economico Mexicano SAB de CV ADR	4,500	313,695
Wal-Mart de Mexico SAB de CV	64,000	175,333
Total Mexico common stocks		613,328
Netherlands: 0.86%
ASML Holding NV	67,704	2,845,651
Heineken NV	56,833	2,631,102
Wolters Kluwer NV	164,465	2,842,730
Total Netherlands common stocks		8,319,483

	Shares	Value
Norway: 0.70%
Statoil ASA	101,215	$2,597,708
Telenor ASA	253,444	4,157,077
Total Norway common stocks		6,754,785
Philippines: 0.06%
Alliance Global Group, Inc.	1,006,000	238,807
Megaworld Corp.	3,517,000	136,861
Metropolitan Bank & Trust	134,362	209,220
Total Philippines common stocks		584,888
Russia: 0.02%
Gazprom OAO ADR	6,006	64,024
Lukoil OAO ADR	2,275	121,030
Total Russia common stocks		185,054
Singapore: 0.17%
DBS Group Holdings Ltd.	186,089	1,652,785
South Africa: 0.12%
Imperial Holdings Ltd.	4,837	74,000
Life Healthcare Group Holdings Ltd.	44,986	115,021
Mr. Price Group Ltd.	16,542	163,524
MTN Group Ltd.	15,609	277,915
Sasol Ltd.	4,176	199,422
Shoprite Holdings Ltd.	17,850	301,165
Total South Africa common stocks		1,131,047
South Korea: 0.18%
Amorepacific Corp.	147	134,311
Cheil Industries, Inc.	1,815	160,031
Hyundai Department Store Co., Ltd.*	969	137,645
Hyundai Mobis*	521	132,749
Hyundai Motor Co.	2,624	487,666
KB Financial Group, Inc.*	3,965	125,854
KIWOOM Securities Co., Ltd.	3,786	180,562
LG Chem Ltd.	434	120,521
Samsung Electronics Co., Ltd.	282	259,527
Total South Korea common stocks		1,738,866
Spain: 0.40%
Acciona SA	19,411	1,676,437
Banco Santander SA	290,119	2,204,106
Total Spain common stocks		3,880,543
Switzerland: 1.62%
ACE Ltd.	11,200	785,344
Credit Suisse Group AG*	66,986	1,573,918
Nestle SA	90,062	5,177,630
Novartis AG	103,016	5,889,449
SGS SA	1,354	2,241,531
Total Switzerland common stocks		15,667,872

27

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Continued)
Taiwan: 0.11%
Catcher Technology Co., Ltd.	17,000	$78,883
Chinatrust Financial Holding Co., Ltd.	144,804	90,386
Chunghwa Telecom Co., Ltd.	74,000	244,394
Largan Precision Co., Ltd.	7,000	130,850
Taishin Financial Holding Co., Ltd.	278,900	96,716
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,100	65,841
Uni-President Enterprises Corp.	255,176	372,916
Total Taiwan common stocks		1,079,986
Thailand: 0.10%
Bangkok Bank PCL	56,900	293,575
CP ALL PCL	81,800	134,173
Italian-Thai Development PCL	292,800	33,595
LPN Development PCL NVDR	83,000	33,674
Sri Trang Agro-Industry PCL	220,300	122,893
Thanachart Capital PCL	153,800	130,401
Tisco Financial Group PCL	171,900	207,043
Total Thailand common stocks		955,354
Turkey: 0.00%[3]
Turkiye Halk Bankasi AS	8,698	45,471
United Kingdom: 3.37%
Barclays PLC	1,060,460	2,899,358
BP PLC	869,716	6,219,830
Ensco PLC ADR	29,300	1,374,756
Imperial Tobacco Group PLC	123,925	4,686,292
Lloyds Banking Group PLC*	3,652,930	1,469,591
Prudential PLC	219,499	2,176,531
Rio Tinto PLC	41,915	2,034,187
Sage Group PLC	586,675	2,680,475
SSE PLC	99,331	1,991,510
Vodafone Group PLC	1,626,040	4,517,654
Xstrata PLC	173,354	2,632,959
Total United Kingdom common stocks		32,683,143
United States: 23.52%
Acorda Therapeutics, Inc.*	37,400	891,616
Adobe Systems, Inc.*	89,900	2,541,473
Aflac, Inc.	28,700	1,241,562
Agilent Technologies, Inc.*	77,800	2,717,554
Alcoa, Inc.	94,500	817,425
Alexion Pharmaceuticals, Inc.*	16,600	1,186,900
Allergan, Inc.	45,400	3,983,396
Amazon.com, Inc.*	35,100	6,075,810
Amylin Pharmaceuticals, Inc.*	59,300	674,834
Annaly Capital Management, Inc.	51,500	821,940
Apollo Group, Inc., Class A*	26,700	1,438,329

	Shares	Value
Apple, Inc.*	33,300	$13,486,500
AT&T, Inc.	91,800	2,776,032
Atmel Corp.*	64,300	520,830
Baker Hughes, Inc.	50,600	2,461,184
Baxter International, Inc.	16,300	806,524
Bio-Rad Laboratories, Inc., Class A*	7,600	729,904
Boeing Co.	30,400	2,229,840
Broadcom Corp., Class A*	32,400	951,264
Bunge Ltd.	15,000	858,000
C.H. Robinson Worldwide, Inc.	32,500	2,267,850
Cabot Oil & Gas Corp.	10,900	827,310
Carnival Corp.	38,200	1,246,848
Celanese Corp., Series A	26,300	1,164,301
Chipotle Mexican Grill, Inc.*	4,500	1,519,830
Cisco Systems, Inc.	113,300	2,048,464
Citigroup, Inc.	105,020	2,763,076
CME Group, Inc.	13,600	3,313,912
Coach, Inc.	27,200	1,660,288
Colgate-Palmolive Co.	29,600	2,734,744
Comcast Corp., Class A	116,100	2,752,731
Concho Resources, Inc.*	28,300	2,653,125
CONSOL Energy, Inc.	31,900	1,170,730
Crown Castle International Corp.*	84,900	3,803,520
CVS Caremark Corp.	91,900	3,747,682
Danaher Corp.	51,700	2,431,968
Discovery Communications, Inc., Class A*	40,600	1,663,382
Dollar General Corp.*	35,200	1,448,128
Dow Chemical Co.	63,700	1,832,012
Ecolab, Inc.	22,000	1,271,820
Edison International	41,900	1,734,660
Edwards Lifesciences Corp.*	22,500	1,590,750
EMC Corp.*	120,400	2,593,416
EOG Resources, Inc.	34,100	3,359,191
EQT Corp.	34,400	1,884,776
Estee Lauder Cos., Inc., Class A	33,800	3,796,416
Express Scripts, Inc.*	81,500	3,642,235
FedEx Corp.	29,100	2,430,141
Fidelity National Information Services, Inc.	41,600	1,106,144
FMC Corp.	15,400	1,325,016
FMC Technologies, Inc.*	49,000	2,559,270
GameStop Corp., Class A*	65,600	1,582,928
General Dynamics Corp.	37,200	2,470,452
General Motors Co.*	82,200	1,666,194
Gilead Sciences, Inc.*	29,900	1,223,807
Google, Inc., Class A*	7,900	5,102,610
HCA Holdings, Inc.*	40,900	901,027
Hertz Global Holdings, Inc.*	122,200	1,432,184
Hess Corp.	35,800	2,033,440
Hewlett-Packard Co.	61,700	1,589,392
Hospira, Inc.*	30,900	938,433
Illinois Tool Works, Inc.	48,700	2,274,777

28

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
International Game Technology	45,200	$777,440
Intersil Corp., Class A	82,700	863,388
Invesco Ltd.	49,300	990,437
JPMorgan Chase & Co.	70,500	2,344,125
Kellogg Co.	45,200	2,285,764
Kohl's Corp.	33,400	1,648,290
Kraft Foods, Inc., Class A	70,600	2,637,616
Kroger Co.	64,500	1,562,190
Las Vegas Sands Corp.*	84,500	3,610,685
Lenovo Group Ltd.	48,000	32,014
Martin Marietta Materials, Inc.[1]	13,700	1,033,117
McDermott International, Inc.*	185,000	2,129,350
McDonald's Corp.	35,100	3,521,583
Medtronic, Inc.	26,200	1,002,150
Merck & Co., Inc.	50,900	1,918,930
MetLife, Inc.	33,500	1,044,530
Monsanto Co.	13,000	910,910
Morgan Stanley	123,000	1,860,990
NetApp, Inc.*	51,600	1,871,532
NextEra Energy, Inc.	22,100	1,345,448
NIKE, Inc., Class B	23,100	2,226,147
Noble Corp.*	41,900	1,266,218
Oracle Corp.	46,100	1,182,465
Peabody Energy Corp.	29,500	976,745
Philip Morris International, Inc.	44,400	3,484,512
Priceline.com, Inc.*	7,600	3,554,596
QUALCOMM, Inc.	67,200	3,675,840
Ralph Lauren Corp.	18,400	2,540,672
Riverbed Technology, Inc.*	98,000	2,303,000
Roper Industries, Inc.	18,900	1,641,843
Salesforce.com, Inc.*	23,400	2,374,164
Schlumberger Ltd.	25,600	1,748,736
ServiceSource International, Inc.*[1]	80,500	1,263,045
Sherwin-Williams Co.	26,600	2,374,582
Skyworks Solutions, Inc.*	58,900	955,358
Symantec Corp.*	131,900	2,064,235
Teradata Corp.*	17,100	829,521
Textron, Inc.	115,000	2,126,350
Time Warner, Inc.	81,000	2,927,340
Ultra Petroleum Corp.*	35,400	1,048,902
Union Pacific Corp.	13,600	1,440,784
UnitedHealth Group, Inc.	35,900	1,819,412
US Bancorp	50,000	1,352,500
Viacom, Inc., Class B	28,100	1,276,021
Visa, Inc., Class A	68,000	6,904,040
Watson Pharmaceuticals, Inc.*	35,600	2,148,104
Wells Fargo & Co.	85,200	2,348,112
Total United States common stocks		228,013,630
Total common stocks (cost $407,907,250)		402,610,606

	Shares		Value
Preferred stock: 0.30%
Germany: 0.30%
Volkswagen AG, Preference shares (cost $2,686,918)		19,428	$2,910,497
	Face amount
Bonds: 16.80%
Corporate bond: 0.09%
Austria: 0.09%
Oesterreichische Kontrollbank AG, 3.500%, due 04/28/14 (cost $859,913)	EUR	635,000	853,490
Mortgage & agency debt securities: 0.13%
United States: 0.13%
Federal Home Loan Mortgage Corp. Gold Pools, #G00194, 7.500%, due 02/01/24[4]		$54,453	63,479
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,125,725	1,194,349
Total mortgage & agency debt securities (cost $1,232,797)			1,257,828
US government obligations: 5.88%
US Treasury Bonds, 3.750%, due 08/15/41[1]		5,195,000	6,109,808
4.375%, due 05/15/41		1,265,000	1,648,256
5.375%, due 02/15/31[1]		2,000,000	2,850,624
6.250%, due 08/15/23		1,500,000	2,146,875
8.000%, due 11/15/21		1,960,000	3,063,419
US Treasury Notes, 0.250%, due 10/31/13		15,375,000	15,377,399
0.250%, due 11/30/13[1]		10,060,000	10,061,177
0.875%, due 11/30/16[1]		745,000	747,270
1.000%, due 10/31/16[1]		745,000	752,218
2.000%, due 11/15/21[1]		855,000	864,752
2.500%, due 04/30/15		4,225,000	4,508,869
3.125%, due 04/30/17		8,000,000	8,910,000
Total US government obligations (cost $54,813,295)			57,040,667
Non-US government obligations: 10.70%
Austria: 0.15%
Government of Austria, 4.150%, due 03/15/37[5]	EUR	1,020,000	1,488,452

29

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Finland: 0.45%
Government of Finland, 4.375%, due 07/04/19	EUR	2,892,000	$4,299,551
Germany: 4.59%
Bundesobligation, 2.250%, due 04/11/14		3,910,000	5,306,205
2.250%, due 04/10/15		830,000	1,137,070
4.000%, due 10/11/13		9,895,000	13,681,295
Bundesrepublik Deutschland, 3.250%, due 07/04/21		5,310,000	7,764,514
4.000%, due 07/04/16		1,595,000	2,365,680
4.000%, due 01/04/37		3,230,000	5,372,894
Bundesschatzanweisungen, 0.500%, due 06/15/12		5,230,000	6,784,496
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		970,000	1,311,369
Landwirtschaftliche Rentenbank, 3.250%, due 03/12/14		600,000	811,808
			44,535,331
Italy: 1.42%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37		15,210,000	13,750,351
Netherlands: 0.45%
Government of the Netherlands, 3.250%, due 07/15/21		3,090,000	4,351,445
Spain: 1.45%
Kingdom of Spain, 4.200%, due 01/31/37		13,910,000	14,083,256
United Kingdom: 2.19%
UK Gilts, 3.750%, due 09/07/21	GBP	5,640,000	10,130,304
4.000%, due 09/07/16		3,115,000	5,531,790
4.250%, due 12/07/49		1,405,000	2,765,902
4.750%, due 12/07/38		1,345,000	2,789,364
			21,217,360
Total Non-US government obligations (cost $107,694,955)			103,725,746
Total bonds (cost $164,600,960)			162,877,731

	Shares	Value
Investment companies: 35.30%
UBS Credit Bond Relationship Fund*[6]	6,468,762	$98,633,743
UBS Emerging Markets Equity Relationship Fund*[6]	982,088	32,575,453
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[6]	6,723,681	77,179,119
UBS Global Corporate Bond Relationship Fund*[6]	5,644,913	63,389,554
UBS High Yield Relationship Fund*[6]	1,834,134	49,815,800
UBS Small-Cap Equity Relationship Fund*[6]	394,633	20,663,869
Total investment companies (cost $287,064,029)		342,257,538
	Number of Warrants
Warrants: 0.02%
Russia: 0.02%
Sberbank of Russia, strike @ USD $0.00001, expires 11/05/12* (cost $361,519)	106,889	240,499
	Shares
Short-term investment: 5.05%
Investment company: 5.05%
UBS Cash Management Prime Relationship Fund[6] (cost $48,986,551)	48,986,551	48,986,551
Investment of cash collateral from securities loaned: 1.49%
UBS Private Money Market Fund LLC[6] (cost $14,458,925)	14,458,925	14,458,925
Total investments: 100.49% (cost $926,066,152)		974,342,347
Liabilities, in excess of cash and other assets: (0.49)%		(4,703,436)
Net assets: 100.00%		$969,638,911

30

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$91,018,539
Gross unrealized depreciation	(42,742,344)
Net unrealized appreciation of investments	$48,276,195

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $59,551 or 0.01% of net assets.

3  Amount represents less than 0.005%.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of this security amounted to $1,488,452 or 0.15% of net assets.

6  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Net realized gain during the six months ended 12/31/11	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$37,647,079	$344,921,186	$333,581,714	$—	$—	$48,986,551	$29,824
UBS Private Money Market Fund LLC[a]	23,289,247	98,609,671	107,439,993	—	—	14,458,925	949
UBS Credit Bond Relationship Fund	51,413,192	51,000,000	7,000,000	1,886,325	1,334,226	98,633,743	—
UBS Emerging Markets Equity Relationship Fund	51,853,695	—	9,500,000	4,158,556	(13,936,798)	32,575,453	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	191,160,516	—	74,000,000	6,373,387	(46,354,784)	77,179,119	—
UBS Global Corporate Bond Relationship Fund	59,740,923	13,000,000	10,000,000	1,119,636	(471,005)	63,389,554	—
UBS High Yield Relationship Fund	52,179,801	3,500,000	5,000,000	1,801,324	(2,665,325)	49,815,800	—
UBS Small-Cap Equity Relationship Fund	30,331,888	—	6,000,000	2,164,873	(5,832,892)	20,663,869	—
	$497,616,341	$511,030,857	$552,521,707	$17,504,101	$(67,926,578)	$405,703,014	$30,773

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

31

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	AUD	9,455,000	EUR	7,169,233	03/05/12	$(319,637)
Barclays Bank PLC	EUR	48,510,000	USD	64,951,009	03/05/12	2,135,153
Barclays Bank PLC	USD	11,346,593	GBP	7,290,000	03/05/12	(31,832)
Barclays Bank PLC	USD	81,782,311	JPY	6,342,300,000	03/05/12	704,203
Barclays Bank PLC	USD	11,197,100	SEK	77,840,000	03/05/12	79,548
Goldman Sachs International	NZD	52,855,000	USD	39,752,246	03/05/12	(1,220,422)
JPMorgan Chase Bank	EUR	6,670,000	USD	8,933,178	03/05/12	296,159
JPMorgan Chase Bank	HKD	43,660,000	USD	5,604,142	03/05/12	(18,661)
JPMorgan Chase Bank	USD	5,190,403	BRL	9,800,000	03/05/12	(7,520)
JPMorgan Chase Bank	USD	10,870,000	CNY	69,296,250	04/19/12	123,077
JPMorgan Chase Bank	USD	9,876,130	EUR	7,475,000	03/05/12	(196,713)
JPMorgan Chase Bank	USD	17,147,169	KRW	19,883,000,000	03/05/12	39,815
JPMorgan Chase Bank	USD	13,456,883	MYR	43,023,000	03/05/12	66,445
JPMorgan Chase Bank	USD	4,447,021	ZAR	37,700,000	03/05/12	178,117
Morgan Stanley & Co., Inc.	AUD	21,545,000	USD	21,196,510	03/05/12	(685,999)
Morgan Stanley & Co., Inc.	HUF	2,326,150,000	USD	9,980,050	03/05/12	487,906
Morgan Stanley & Co., Inc.	USD	16,127,006	CAD	16,685,000	03/05/12	228,099
Morgan Stanley & Co., Inc.	USD	44,711,089	MXN	631,410,000	03/05/12	306,477
Morgan Stanley & Co., Inc.	USD	12,338,712	PLN	41,980,000	03/05/12	(244,780)
Royal Bank of Scotland	GBP	3,453,192	USD	5,411,383	03/05/12	51,707
Net unrealized appreciation on forward foreign currency contracts						$1,971,142

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Dow Jones EURO STOXX 50 Index, 412 contracts (EUR)	March 2012	$12,298,155	$12,306,971	$8,816
TOPIX Index, 159 contracts (JPY)	March 2012	15,349,791	15,038,586	(311,205)
Index futures sell contracts:
FTSE 100 Index, 133 contracts (GBP)	March 2012	(11,228,978)	(11,434,552)	(205,574)
Russell 2000 Mini Index, 796 contracts (USD)	March 2012	(59,116,142)	(58,808,480)	307,662
E-mini S&P 500 Index, 868 contracts (USD)	March 2012	(54,373,907)	(54,362,840)	11,067
Net unrealized depreciation on futures contracts				$(189,234)

32

UBS Global Allocation Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$402,610,606	$—	$—	$402,610,606
Preferred stock	2,910,497	—	—	2,910,497
Corporate bond	—	853,490	—	853,490
Mortgage & agency debt securities	—	1,257,828	—	1,257,828
US government obligations	—	57,040,667	—	57,040,667
Non-US government obligations	—	103,725,746	—	103,725,746
Investment companies	—	342,257,538	—	342,257,538
Warrants	—	240,499	—	240,499
Short-term investment	—	48,986,551	—	48,986,551
Investment of cash collateral from securities loaned	—	14,458,925	—	14,458,925
Forward foreign currency contracts	—	1,971,142	—	1,971,142
Futures contracts	(189,234)	—	—	(189,234)
Total	$405,331,869	$570,792,386	$—	$976,124,255

See accompanying notes to financial statements.
33

UBS Global Frontier Fund

Portfolio performance

For the six months ended December 31, 2011, Class A shares of UBS Global Frontier Fund (the "Fund") declined 15.06% (Class A shares declined 19.76% after the deduction of the maximum sales charge), while Class Y shares declined 14.89%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 6.22% over the same time period. For comparison purposes, the MSCI World Free Index (net) declined 10.29%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's negative performance was due primarily to security selection and market allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. Having said that, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – The Fund's overweight to the Swiss franc was beneficial. The currency appreciated as its economic fundamentals were relatively solid during the reporting period.

  – An overweight to the US dollar contributed to results. It generally performed well during periods of extreme risk aversion, given its "safe haven" status.

  – A short to the euro benefited performance, especially during the fourth quarter when the European sovereign debt crisis escalated and the euro depreciated.

•  The Fund's corporate credit overweight enhanced results during the reporting period.

  – An overweight to investment-grade corporate bonds was beneficial as they generated positive results given generally strong demand from investors looking to generate incremental yield in the low interest rate environment.

  – An overweight to high yield bonds was also rewarded, as they outperformed the Index during the reporting period.

What didn't work

•  Security selection was the major driver of the Fund's poor performance during the reporting period. Notably, holdings in the international all-cap growth component of the portfolio and security selection in the large-cap core/value international equity space detracted from results.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

34

UBS Global Frontier Fund

•  The Fund's positioning among risk assets detracted from results. When the reporting period began, the Fund's underlying portfolio, including a leverage factor of 50%, was overweight equity market exposure versus its benchmark index. However, given a host of macro issues, including the European sovereign debt crisis and slowing global growth, we took a slightly more conservative approach in the portfolio and reduced our equity exposure in early August and September. While this generated positive results as the equity markets sold off mid-period, it later detracted from performance when equities rallied in the last three months of the reporting period. At period end, the Fund's underlying portfolio, while applying a leverage factor of 50%, still remained overweight to equities based on our forward looking assumptions, with an estimated 66% exposure.

•  Duration positioning was a negative for results. At the beginning of the period, the Fund's fixed income duration component in the US was shorter than the Index, as we felt US yields would move higher as the US economic expansion continued. With economic growth in the US hitting a soft patch, however, we then moved to a neutral duration in August. Overall, duration positioning detracted from results as US Treasury yields moved lower during the reporting period.

•  Primary currency strategies were detrimental for performance. In particular, the Fund's overweight to the Mexican peso was not rewarded, as it performed poorly.

•  Leverage detracted from performance during the period as market allocation generated negative results in the Fund's underlying portfolio. The Fund maintained a leverage factor of approximately 50% throughout the reporting period. Given that leverage magnifies returns on the upside and the downside, the negative impact from market exposure was, therefore, amplified.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

35

UBS Global Frontier Fund

Average annual total returns for periods ended 12/31/11 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(15.06)%	(10.34)%	(5.07)%
Class C3	(15.29)	(11.02)	(5.76)
Class Y4	(14.89)	(10.17)	(4.82)
After deducting maximum sales charge
Class A2	(19.76)%	(15.26)%	(6.27)%
Class C3	(16.09)	(11.87)	(5.76)
MSCI World Free Index (net)[5]	(10.29)%	(5.54)%	(4.10)%
GSMI Mutual Fund Index[6]	(6.22)	(2.14)	0.67

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.78% and 1.54%; Class C—2.55% and 2.29%; Class Y—1.57% and 1.29%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

36

UBS Global Frontier Fund

Top ten equity holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
Apple, Inc.	0.5%
Philip Morris International, Inc.	0.3
Time Warner, Inc.	0.3
Citigroup, Inc.	0.2
AT&T, Inc.	0.2
Comcast Corp., Class A	0.2
Colgate-Palmolive Co.	0.2
Kraft Foods, Inc., Class A	0.2
General Dynamics Corp.	0.2
Adobe Systems, Inc.	0.2
Total	2.5%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2011

Percentage of net assets
United States	12.6%
Germany	6.2
United Kingdom	3.3
Italy	2.1
Spain	2.0
Total	26.2%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2011

Percentage of net assets
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	2.1%
Kingdom of Spain, 4.200%, due 01/31/37	2.0
UK Gilts, 3.750%, due 09/07/21	1.6
Bundesschatzanweisungen, 0.500%, due 06/15/12	1.5
Bundesrepublik Deutschland, 3.250%, due 07/04/21	1.1
Bundesobligation, 2.250%, due 04/11/14	1.0
Bundesrepublik Deutschland, 6.250%, due 01/04/24	0.8
US Treasury Notes, 0.250%, due 10/31/13	0.8
UK Gilts, 4.000%, due 09/07/16	0.8
Bundesrepublik Deutschland, 4.000%, due 01/04/37	0.7
Total	12.4%

1  Figures represent the direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 44.8%, United Kingdom 8.9%, Germany 7.8%, Japan 3.0%, Italy 2.8%.

37

UBS Global Frontier Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	0.60%
Air freight & logistics	0.21
Automobiles	0.14
Biotechnology	0.35
Capital markets	0.24
Chemicals	0.26
Commercial banks	0.33
Communications equipment	0.18
Computers & peripherals	0.65
Construction materials	0.09
Diversified consumer services	0.12
Diversified financial services	0.54
Diversified telecommunication services	0.24
Electric utilities	0.26
Energy equipment & services	0.62
Food & staples retailing	0.14
Food products	0.30
Health care equipment & supplies	0.16
Health care providers & services	0.24
Hotels, restaurants & leisure	0.18
Household products	0.23
Insurance	0.27
Internet & catalog retail	0.14
IT services	0.39
Life sciences tools & services	0.06
Machinery	0.19
Media	0.61
Metals & mining	0.07
Multiline retail	0.14
Oil, gas & consumable fuels	0.63
Pharmaceuticals	0.40
Real estate investment trust (REIT)	0.07
Road & rail	0.12
Semiconductors & semiconductor equipment	0.30%
Software	0.40
Specialty retail	0.14
Textiles, apparel & luxury goods	0.14
Tobacco	0.29
Wireless telecommunication services	0.07
Total common stocks	10.51%
Bonds
Corporate bond
Diversified financial services	0.36
US government obligations	2.32
Non-US government obligations	14.84
Total bonds	17.52%
Investment companies
UBS Credit Bond Relationship Fund	15.15
UBS Emerging Markets Equity Relationship Fund	6.35
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	10.18
UBS Global Corporate Bond Relationship Fund	9.53
UBS High Yield Relationship Fund	7.68
UBS International Equity Relationship Fund	7.31
UBS U.S. Large Cap Growth Equity Relationship Fund	10.02
Total investment companies	66.22%
Short-term investment	2.25
Investment of cash collateral from securities loaned	0.09
Total investments	96.59%
Cash and other assets, less liabilities	3.41
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

38

UBS Global Frontier Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Shares	Value
Common stocks: 10.51%
Israel: 0.08%
Teva Pharmaceutical Industries Ltd. ADR	1,000	$40,360
Switzerland: 0.07%
ACE Ltd.	500	35,060
United Kingdom: 0.12%
Ensco PLC ADR	1,200	56,304
United States: 10.24%
Acorda Therapeutics, Inc.*	1,600	38,144
Adobe Systems, Inc.*	3,700	104,599
Aflac, Inc.	1,200	51,912
Alcoa, Inc.	3,900	33,735
Alexion Pharmaceuticals, Inc.*	700	50,050
Allergan, Inc.	400	35,096
Amazon.com, Inc.*	400	69,240
Amylin Pharmaceuticals, Inc.*	2,400	27,312
Annaly Capital Management, Inc.	2,100	33,516
Apollo Group, Inc., Class A*	1,100	59,257
Apple, Inc.*	600	243,000
AT&T, Inc.	3,800	114,912
Atmel Corp.*	2,700	21,870
Baker Hughes, Inc.	2,100	102,144
Baxter International, Inc.	700	34,636
Bio-Rad Laboratories, Inc., Class A*	300	28,812
Boeing Co.	1,300	95,355
Broadcom Corp., Class A*	1,300	38,168
Bunge Ltd.	600	34,320
Carnival Corp.	1,600	52,224
Celanese Corp., Series A	1,100	48,697
Cisco Systems, Inc.	4,700	84,976
Citigroup, Inc.	4,400	115,764
CME Group, Inc.	200	48,734
Coach, Inc.	1,100	67,144
Colgate-Palmolive Co.	1,200	110,868
Comcast Corp., Class A	4,800	113,808
Crown Castle International Corp.*	800	35,840
Dow Chemical Co.	2,600	74,776
Edison International	1,700	70,380
EOG Resources, Inc.	600	59,106
EQT Corp.	1,400	76,706
FedEx Corp.	1,200	100,212
Fidelity National Information Services, Inc.	1,700	45,203
GameStop Corp., Class A*	2,700	65,151
General Dynamics Corp.	1,600	106,256
General Motors Co.*	3,400	68,918
Gilead Sciences, Inc.*	1,300	53,209
HCA Holdings, Inc.*	1,700	37,451
Hertz Global Holdings, Inc.*	5,100	59,772

	Shares		Value
Hess Corp.		1,500	$85,200
Hewlett-Packard Co.		2,600	66,976
Hospira, Inc.*		1,300	39,481
Illinois Tool Works, Inc.		2,000	93,420
International Game Technology		1,900	32,680
Intersil Corp., Class A		3,400	35,496
Invesco Ltd.		2,000	40,180
JPMorgan Chase & Co.		2,900	96,425
Kohl's Corp.		1,400	69,090
Kraft Foods, Inc., Class A		2,900	108,344
Kroger Co.		2,700	65,394
Martin Marietta Materials, Inc.[1]		600	45,246
McDermott International, Inc.*		7,700	88,627
Medtronic, Inc.		1,100	42,075
Merck & Co., Inc.		2,100	79,170
MetLife, Inc.		1,400	43,652
Morgan Stanley		5,100	77,163
NextEra Energy, Inc.		900	54,792
Noble Corp.*		1,700	51,374
Peabody Energy Corp.		1,200	39,732
Philip Morris International, Inc.		1,800	141,264
ServiceSource International, Inc.*		3,300	51,777
Skyworks Solutions, Inc.*		3,100	50,282
Symantec Corp.*		5,500	86,075
Textron, Inc.		4,800	88,752
Time Warner, Inc.		3,400	122,876
Ultra Petroleum Corp.*		1,500	44,445
UnitedHealth Group, Inc.		1,500	76,020
US Bancorp		2,100	56,805
Viacom, Inc., Class B		1,200	54,492
Visa, Inc., Class A		900	91,377
Wells Fargo & Co.		3,600	99,216
Total United States common stocks			4,929,171
Total common stocks (cost $5,237,121)			5,060,895
	Face amount
Bonds: 17.52%
Corporate bond: 0.36%
Austria: 0.36%
Oesterreichische Kontrollbank AG, 3.500%, due 04/28/14 (cost $176,045)	EUR	130,000	174,730
US government obligations: 2.32%
US Treasury Bonds, 3.750%, due 08/15/41		$80,000	94,087
4.375%, due 05/15/41		15,000	19,545
6.250%, due 08/15/23		70,000	100,187
6.625%, due 02/15/27		105,000	161,569

39

UBS Global Frontier Fund

Portfolio of investments

December 31, 2011 (unaudited)

	Face amount		Value
Bonds—(Concluded)
US government obligations—(Concluded)
US Treasury Notes, 0.250%, due 10/31/13		$390,000	$390,061
0.250%, due 11/30/13		130,000	130,015
0.875%, due 11/30/16[1]		35,000	35,107
1.000%, due 10/31/16[1]		5,000	5,048
2.500%, due 04/30/15		170,000	181,422
Total US government obligations (cost $1,054,074)			1,117,041
Non-US government obligations: 14.84%
Austria: 0.09%
Republic of Austria, 4.350%, due 03/15/19[2]	EUR	30,000	42,846
Finland: 0.62%
Government of Finland, 4.375%, due 07/04/19		200,000	297,341
Germany: 6.20%
Bundesobligation, 2.250%, due 04/11/14		350,000	474,980
Bundesrepublik Deutschland, 3.250%, due 07/04/21		370,000	541,030
4.000%, due 07/04/16		145,000	215,062
4.000%, due 01/04/37		190,000	316,053
6.250%, due 01/04/24		215,000	400,839
Bundesschatzanweisungen, 0.500%, due 06/15/12		560,000	726,447
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		160,000	216,308
Landwirtschaftliche Rentenbank, 3.250%, due 03/12/14		70,000	94,711
			2,985,430
Italy: 2.13%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37		1,135,000	1,026,078
Netherlands: 0.62%
Government of the Netherlands, 3.250%, due 07/15/21		170,000	239,400
4.000%, due 07/15/18		40,000	58,684
			298,084
Spain: 1.97%
Kingdom of Spain, 4.200%, due 01/31/37		935,000	946,646

	Face amount		Value
United Kingdom: 3.21%
UK Gilts, 3.750%, due 09/07/21	GBP	430,000	$772,346
4.000%, due 09/07/16		215,000	381,809
4.250%, due 12/07/49		100,000	196,862
4.750%, due 12/07/38		95,000	197,018
			1,548,035
Total non-US government obligations (cost $7,412,068)			7,144,460
Total bonds (cost $8,642,187)			8,436,231
	Shares
Investment companies: 66.22%
UBS Credit Bond Relationship Fund*[3]		478,394	7,294,403
UBS Emerging Markets Equity Relationship Fund*[3]		92,101	3,054,963
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[3]		426,674	4,897,663
UBS Global Corporate Bond Relationship Fund*[3]		408,581	4,588,165
UBS High Yield Relationship Fund*[3]		136,104	3,696,636
UBS International Equity Relationship Fund*[3]		225,542	3,518,682
UBS U.S. Large Cap Growth Equity Relationship Fund*[3]		352,581	4,824,608
Total investment companies (cost $29,082,412)			31,875,120
Short-term investment: 2.25%
Investment company: 2.25%
UBS Cash Management Prime Relationship Fund[3] (cost $1,082,747)		1,082,747	1,082,747
Investment of cash collateral from securities loaned: 0.09%
UBS Private Money Market Fund LLC[3] (cost $41,445)		41,445	41,445
Total investments: 96.59% (cost $44,085,912)			46,496,438
Cash and other assets, less liabilities: 3.41%			1,639,524
Net assets: 100.00%			$48,135,962

40

UBS Global Frontier Fund

Portfolio of investments

December 31, 2011 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,151,367
Gross unrealized depreciation	(740,841)
Net unrealized appreciation of investments	$2,410,526

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 44.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2011.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of this security amounted to $42,846 or 0.09% of net assets.

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 6/30/11	Purchases during the six months ended 12/31/11	Sales during the six months ended 12/31/11	Net realized gain during the six months ended 12/31/11	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/11	Value 12/31/11	Income earned from affiliate for the six months ended 12/31/11
UBS Cash Management Prime Relationship Fund	$1,679,454	$17,106,939	$17,703,646	$—	$—	$1,082,747	$985
UBS Private Money Market Fund LLC[a]	—	1,003,216	961,771	—	—	41,445	6
UBS Credit Bond Relationship Fund	4,042,507	4,400,000	1,400,000	370,979	(119,083)	7,294,403	—
UBS Emerging Markets Equity Relationship Fund	8,195,772	—	3,500,000	1,178,200	(2,819,009)	3,054,963	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	7,463,632	—	1,100,000	214,543	(1,680,512)	4,897,663	—
UBS Global Corporate Bond Relationship Fund	4,423,175	1,100,000	1,000,000	94,585	(29,595)	4,588,165	—
UBS High Yield Relationship Fund	3,953,787	500,000	700,000	280,193	(337,344)	3,696,636	—
UBS International Equity Relationship Fund	7,328,307	—	2,500,000	487,672	(1,797,297)	3,518,682	—
UBS U.S. Large Cap Equity Relationship Fund	11,621,189	—	11,350,330	4,283,854	(4,554,713)	—	—
UBS U.S. Large Cap Growth Equity Relationship Fund	5,536,738	3,100,000	3,250,000	1,298,772	(1,860,902)	4,824,608	—
	$54,244,561	$27,210,155	$43,465,747	$8,208,798	$(13,198,455)	$32,999,312	$991

a  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

41

UBS Global Frontier Fund

Portfolio of investments

December 31, 2011 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	AUD	765,000	EUR	580,060	03/05/12	$(25,862)
JPMorgan Chase Bank	AUD	1,875,000	USD	1,840,793	03/05/12	(63,580)
JPMorgan Chase Bank	CNY	2,340,000	USD	366,656	04/19/12	(4,559)
JPMorgan Chase Bank	EUR	3,750,000	USD	5,021,400	03/05/12	165,505
JPMorgan Chase Bank	HUF	173,650,000	USD	743,946	03/05/12	35,346
JPMorgan Chase Bank	NZD	3,945,000	USD	2,958,154	03/05/12	(99,970)
JPMorgan Chase Bank	USD	1,216,895	CAD	1,260,000	03/05/12	18,192
JPMorgan Chase Bank	USD	463,533	CHF	425,000	03/05/12	(10,511)
JPMorgan Chase Bank	USD	965,000	CNY	6,171,175	04/19/12	13,988
JPMorgan Chase Bank	USD	646,200	GBP	415,000	03/05/12	(2,081)
JPMorgan Chase Bank	USD	4,465,703	JPY	346,100,000	03/05/12	35,595
JPMorgan Chase Bank	USD	1,092,665	KRW	1,267,000,000	03/05/12	2,537
JPMorgan Chase Bank	USD	3,210,795	MXN	45,350,000	03/05/12	22,519
JPMorgan Chase Bank	USD	934,910	MYR	2,989,000	03/05/12	4,616
JPMorgan Chase Bank	USD	384,289	NOK	2,260,000	03/05/12	(7,266)
JPMorgan Chase Bank	USD	1,016,633	PLN	3,465,000	03/05/12	(18,408)
JPMorgan Chase Bank	USD	601,451	SEK	4,180,000	03/05/12	4,104
JPMorgan Chase Bank	USD	343,258	ZAR	2,910,000	03/05/12	13,749
Net unrealized appreciation on forward foreign currency contracts						$83,914

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 3 contracts (USD)	March 2012	$473,724	$480,563	$6,839
10 Year US Treasury Notes, 28 contracts (USD)	March 2012	3,627,357	3,671,500	44,143
Index futures buy contracts:
Amsterdam Exchange Index, 2 contracts (EUR)	January 2012	155,518	162,170	6,652
DAX Index, 3 contracts (EUR)	March 2012	556,932	572,705	15,773
Dow Jones Euro STOXX 50 Index, 71 contracts (EUR)	March 2012	2,119,342	2,120,861	1,519
E-mini S&P 500 Index, 51 contracts (USD)	March 2012	3,195,010	3,194,130	(880)
FTSE 100 Index, 12 contracts (GBP)	March 2012	1,012,497	1,031,689	19,192
Hang Seng Stock Index, 3 contracts (HKD)	January 2012	359,372	356,449	(2,923)
IBEX 35 Index, 2 contracts (EUR)	January 2012	211,805	219,401	7,596
OMX Stockholm 30 Index, 50 contracts (SEK)	January 2012	690,403	718,536	28,133
S&P Toronto Stock Exchange 60 Index, 8 contracts (CAD)	March 2012	1,061,086	1,066,248	5,162
SPI 200 Index, 9 contracts (AUD)	March 2012	978,650	924,892	(53,758)
TOPIX Index, 29 contracts (JPY)	March 2012	2,799,648	2,742,887	(56,761)
Index futures sell contracts:
Russell 2000 Mini Index, 38 contracts (USD)	March 2012	(2,822,127)	(2,807,440)	14,687
Net unrealized appreciation on futures contracts				$35,374

42

UBS Global Frontier Fund

Portfolio of investments

December 31, 2011 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$5,060,895	$—	$—	$5,060,895
Corporate bond	—	174,730	—	174,730
US government obligations	—	1,117,041	—	1,117,041
Non-US government obligations	—	7,144,460	—	7,144,460
Investment companies	—	31,875,120	—	31,875,120
Short-term investment	—	1,082,747	—	1,082,747
Investment of cash collateral from securities loaned	—	41,445	—	41,445
Forward foreign currency contracts	—	83,914	—	83,914
Futures contracts	35,374	—	—	35,374
Total	$5,096,269	$41,519,457	$—	$46,615,726

See accompanying notes to financial statements.
43

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CDO  Collateralized debt obligations

EURIBOR  Euro Interbank Offered Rate

GDR  Global depositary receipt

GE  General Electric

GSR  Goldman Sachs Residential

NVDR  Non-voting depositary receipt

Preference shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
44

The UBS Funds

December 31, 2011 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2011 to December 31, 2011.

45

The UBS Funds

December 31, 2011 (unaudited)

		Beginning account value July 1, 2011	Ending account value December 31, 2011	Expenses paid during period* 07/01/11 – 12/31/11	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,008.30	$8.53	1.69%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.57	1.69
Class B	Actual	1,000.00	1,005.30	12.35	2.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.82	12.40	2.45
Class C	Actual	1,000.00	1,005.30	12.30	2.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.87	12.35	2.44
Class Y	Actual	1,000.00	1,009.90	7.28	1.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.30	1.44
UBS Global Allocation Fund
Class A	Actual	1,000.00	897.00	5.96	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25
Class B	Actual	1,000.00	893.20	9.99	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.63	2.10
Class C	Actual	1,000.00	893.30	9.66	2.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	10.28	2.03
Class Y	Actual	1,000.00	898.90	4.53	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
UBS Global Frontier Fund
Class A	Actual	1,000.00	849.40	6.51	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40
Class C	Actual	1,000.00	847.10	9.98	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.89	2.15
Class Y	Actual	1,000.00	851.10	5.35	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

46

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2011 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$246,193,707	$575,556,647	$13,879,308
Affiliated issuers	17,594,250	336,050,580	30,165,159
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,487,143	14,458,925	41,445
Foreign currency, at cost	11,934,216	1,830,887	271,884
	$277,209,316	$927,897,039	$44,357,796
Investments, at value:
Unaffiliated issuers	$234,795,575	$568,639,333	$13,497,126
Affiliated issuers	17,594,250	391,244,089	32,957,867
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,487,143	14,458,925	41,445
Foreign currency, at value	11,817,096	1,838,144	263,101
Cash	—	182	—
Receivables:
Interest	4,048,316	2,308,293	162,988
Foreign tax reclaims	178,788	229,767	—
Fund shares sold	136,285	175,604	11,594
Dividends	3,654	499,920	8,883
Investment securities sold	—	562,687	32,799
Due from broker	3,420,957	957,034	332,017
Cash collateral for futures contracts	10,770,068	11,183,425	1,167,786
Cash collateral for swap agreements	3,640,000	—	—
Outstanding swap agreements, at value[2]	4,642,926	—	—
Unrealized appreciation on forward foreign currency contracts	2,621,192	4,696,706	316,151
Other assets	55,186	95,958	25,515
Total assets	295,211,436	996,890,067	48,817,272
Liabilities:
Payables:
Cash collateral from securities loaned	1,487,143	14,458,925	41,445
Investment securities purchased	—	1,467,448	35,826
Investment advisory and administration fee	210,557	724,516	27,703
Fund shares redeemed	1,112,192	7,107,745	258,019
Custody and fund accounting fees	24,604	64,674	8,488
Distribution and service fees	87,202	358,349	17,337
Trustees' fees	9,806	25,027	4,722
Due to custodian	4,732	—	—
Accrued expenses	201,639	318,908	55,533
Options written, at value[3]	4,479,300	—	—
Securities sold short, at value[4]	6,835	—	—
Outstanding swap agreements, at value[2]	6,484,041	—	—
Unrealized depreciation on forward foreign currency contracts	2,269,215	2,725,564	232,237
Total liabilities	16,377,266	27,251,156	681,310
Net assets	$278,834,170	$969,638,911	$48,135,962

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, as of December 31, 2011 was $1,460,425, $21,031,454 and $80,910, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $2,546,195.

3  Premiums received by UBS Dynamic Alpha Fund were $5,226,039.

4  Proceeds from securities sold short by UBS Dynamic Alpha Fund were $6,238.

See accompanying notes to financial statements.
47

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2011 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund[1]
Net assets consist of:
Beneficial interest	$687,211,766	$2,041,175,210	$74,548,342
Accumulated undistributed (distributions in excess of) net investment income	2,565,894	(3,450,847)	(441,034)
Accumulated net realized loss	(402,152,167)	(1,118,045,394)	(28,480,342)
Net unrealized appreciation (depreciation)	(8,791,323)	49,959,942	2,508,996
Net assets	$278,834,170	$969,638,911	$48,135,962
Class A:
Net assets	$176,159,156	$568,418,181	$35,603,880
Shares outstanding	29,145,886	64,730,089	5,302,513
Net asset value and redemption proceeds per share	$6.04	$8.78	$6.71
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.39	$9.29	$7.10
Class B:
Net assets	$1,198,804	$3,957,117	N/A
Shares outstanding	208,770	438,932	N/A
Net asset value and offering price per share	$5.74	$9.02	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.45	$8.57	N/A
Class C:
Net assets	$54,682,625	$262,718,863	$10,896,237
Shares outstanding	9,518,857	30,562,304	1,623,525
Net asset value and offering price per share	$5.74	$8.60	$6.71
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.68	$8.51	$6.64
Class Y:
Net assets	$46,793,585	$134,544,750	$1,635,845
Shares outstanding	7,604,144	15,039,316	243,710
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.15	$8.95	$6.71

1  UBS Global Frontier Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

See accompanying notes to financial statements.
48

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2011 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Investment income:
Dividends	$1,160,211	$3,959,998	$53,905
Interest and other	2,041,236	2,316,505	131,856
Affiliated interest	35,475	29,824	985
Securities lending[1]	11,571	105,077	188
Foreign tax withheld	(41,505)	(206,115)	—
Total income	3,206,988	6,205,289	186,934
Expenses:
Advisory and administration	1,448,596	4,655,194	282,881
Service and distribution:
Class A	244,284	814,246	51,166
Class B	8,172	26,501	—
Class C	305,872	1,492,520	63,082
Transfer agency and related service fees:
Class A	92,451	211,638	9,282
Class B	2,502	7,562	—
Class C	35,353	149,356	4,570
Class Y	6,343	13,863	388
Custodian and fund accounting	70,177	193,204	25,489
Federal and state registration	26,045	28,029	18,982
Professional services	65,750	67,274	44,688
Shareholder reports	17,183	49,506	2,691
Trustees	19,211	49,939	9,385
Dividend expense and security loan fees for securities sold short	536,322	—	—
Other	31,879	77,025	7,787
Total expenses	2,910,140	7,835,857	520,391
Fee waivers and/or expense reimbursements by Advisor	(99,593)	(3,145)	(90,505)
Net expenses	2,810,547	7,832,712	429,886
Net investment income (loss)	396,441	(1,627,423)	(242,952)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,932,380)	19,178,174	(454,049)
Investments in affiliated issuers	13,455,115	17,504,101	8,208,798
Futures contracts	12,831,245	(1,004,633)	(2,669,392)
Options written	1,892,293	—	—
Securities sold short	(19,548,863)	—	—
Swap agreements	(2,164,719)	—	—
Forward foreign currency contracts	6,445,060	2,995,648	(58,821)
Foreign currency transactions	(974,275)	10,800	34,429
Net realized gain	6,003,476	38,684,090	5,060,965
Change in net unrealized appreciation/depreciation on:
Investments	(50,645,451)	(169,342,069)	(13,815,725)
Futures contracts	8,778,329	913,101	(798,988)
Options written	745,925	—	—
Securities sold short	23,997,082	—	—
Swap agreements	11,797,350	—	—
Forward foreign currency contracts	2,290,555	2,273,697	62,300
Translation of other assets and liabilities denominated in foreign currency	(180,711)	(199,883)	(31,341)
Change in net unrealized appreciation/depreciation	(3,216,921)	(166,355,154)	(14,583,754)
Net realized and unrealized gain (loss)	2,786,555	(127,671,064)	(9,522,789)
Net increase (decrease) in net assets resulting from operations	$3,182,996	$(129,298,487)	$(9,765,741)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $196, $949 and $6, for UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, respectively.

See accompanying notes to financial statements.
49

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months 2011 (unaudited)	ended December 31, Year ended June 30, 2011	Six months 2011 (unaudited)	ended December 31, Year ended June 30, 2011
Operations:
Net investment income (loss)	$396,441	$4,116,479	$(1,627,423)	$(1,864,654)
Net realized gain (loss)	6,003,476	(29,681,152)	38,684,090	171,053,827
Change in net unrealized appreciation/depreciation	(3,216,921)	47,078,632	(166,355,154)	133,154,325
Net increase (decrease) in net assets from operations	3,182,996	21,513,959	(129,298,487)	302,343,498
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	(7,507,567)	(27,265,006)	(35,643,712)
Class B:
Net investment income and net foreign currency gains	—	(74,697)	(70,597)	(271,858)
Class C:
Net investment income and net foreign currency gains	—	(1,529,009)	(9,883,866)	(13,451,079)
Class Y:
Net investment income and net foreign currency gains	—	(2,642,703)	(6,688,859)	(8,188,472)
Decrease in net assets from dividends and distributions	—	(11,753,976)	(43,908,328)	(57,555,121)
Beneficial interest transactions:
Proceeds from shares sold	5,548,147	38,956,835	11,216,133	77,483,013
Shares issued on reinvestment of dividends and distributions	—	11,063,907	39,684,007	53,431,280
Cost of shares redeemed	(102,292,928)	(213,836,745)	(197,894,190)	(467,500,598)
Redemption fees	3,935	13,204	9,787	25,304
Net decrease in net assets resulting from beneficial interest transactions	(96,740,846)	(163,802,799)	(146,984,263)	(336,561,001)
Increase (decrease) in net assets	(93,557,850)	(154,042,816)	(320,191,078)	(91,772,624)
Net assets, beginning of period	372,392,020	526,434,836	1,289,829,989	1,381,602,613
Net assets, end of period	$278,834,170	$372,392,020	$969,638,911	$1,289,829,989
Net assets include accumulated undistributed (distributions in excess of) net investment income	$2,565,894	$2,169,453	$(3,450,847)	$42,084,904

50

The UBS Funds

Financial statements

	UBS Global Frontier Fund
	Six months 2011 (unaudited)	ended December 31, Year ended June 30, 2011
Operations:
Net investment income (loss)	$(242,952)	$(905,608)
Net realized gain (loss)	5,060,965	12,934,617
Change in net unrealized appreciation/depreciation	(14,583,754)	9,195,277
Net increase (decrease) in net assets from operations	(9,765,741)	21,224,286
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,967,450)	(1,678,450)
Class B:
Net investment income and net foreign currency gains	—	—
Class C:
Net investment income and net foreign currency gains	(551,404)	(361,050)
Class Y:
Net investment income and net foreign currency gains	(103,964)	(28,269)
Decrease in net assets from dividends and distributions	(2,622,818)	(2,067,769)
Beneficial interest transactions:
Proceeds from shares sold	2,027,825	11,145,739
Shares issued on reinvestment of dividends and distributions	2,479,555	1,915,760
Cost of shares redeemed	(10,534,224)	(28,131,068)
Redemption fees	833	7,126
Net decrease in net assets resulting from beneficial interest transactions	(6,026,011)	(15,062,443)
Increase (decrease) in net assets	(18,414,570)	4,094,074
Net assets, beginning of period	66,550,532	62,456,458
Net assets, end of period	$48,135,962	$66,550,532
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(441,034)	$2,424,736

See accompanying notes to financial statements.
51

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.98	$5.92	$5.45	$9.89	$11.42	$11.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.06	0.02	0.14	0.04	0.01
Net realized and unrealized gain (loss)	0.05	0.16	0.75	(1.84)	(0.56)	0.37
Net increase from payment by Advisor	—	—	—	0.00[3]	—	—
Total income (loss)	0.06	0.22	0.77	(1.70)	(0.52)	0.38
Less dividends/distributions:
From net investment income	—	(0.16)	(0.30)	—	(0.01)	(0.00)[3]
From net realized gains	—	—	—	(2.74)	(1.00)	—
Total dividends/distributions	—	(0.16)	(0.30)	(2.74)	(1.01)	(0.00)[3]
Net asset value, end of period	$6.04	$5.98	$5.92	$5.45	$9.89	$11.42
Total investment return[2]	0.83%	3.58%	14.19%	(14.31)%[4]	(4.95)%	3.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.76%[5]	1.79%	1.74%	1.54%	1.20%	1.17%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.69%[5]	1.76%	1.72%	1.54%	1.20%	1.17%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[5]	1.35%	1.35%	1.30%	1.20%	1.17%
Net investment income (loss)	0.37%[5]	0.95%	0.31%	1.99%	0.35%	0.06%
Supplemental data:
Net assets, end of period (000's)	$176,159	$216,297	$334,131	$398,321	$1,178,342	$2,168,596
Portfolio turnover rate	115%	65%	58%	139%	39%	28%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.71	$5.65	$5.20	$9.68	$11.26	$10.98
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	(0.03)	0.08	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.04	0.16	0.73	(1.82)	(0.54)	0.37
Net increase from payment by Advisor	—	—	—	0.00[3]	—	—
Total income (loss)	0.03	0.17	0.70	(1.74)	(0.58)	0.28
Less dividends/distributions:
From net investment income	—	(0.11)	(0.25)	—	—	—
From net realized gains	—	—	—	(2.74)	(1.00)	—
Total dividends/distributions	—	(0.11)	(0.25)	(2.74)	(1.00)	—
Net asset value, end of period	$5.74	$5.71	$5.65	$5.20	$9.68	$11.26
Total investment return[2]	0.53%	2.86%	13.11%	(14.98)%[4]	(5.62)%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.74%[5]	2.63%	2.58%	2.39%	1.99%	1.95%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.45%[5]	2.50%	2.47%	2.36%	1.99%	1.95%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[5]	2.10%	2.10%	2.10%	1.99%	1.95%
Net investment income (loss)	(0.48)%[5]	0.15%	(0.44)%	1.23%	(0.42)%	(0.78)%
Supplemental data:
Net assets, end of period (000's)	$1,199	$2,003	$4,597	$6,733	$14,905	$25,790
Portfolio turnover rate	115%	65%	58%	139%	39%	28%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

52

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.71	$5.65	$5.21	$9.68	$11.26	$10.97
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	(0.03)	0.08	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.04	0.15	0.72	(1.81)	(0.54)	0.37
Net increase from payment by Advisor	—	—	—	0.00[3]	—	—
Total income (loss)	0.03	0.16	0.69	(1.73)	(0.58)	0.29
Less dividends/distributions:
From net investment income	—	(0.10)	(0.25)	—	—	—
From net realized gains	—	—	—	(2.74)	(1.00)	—
Total dividends/distributions	—	(0.10)	(0.25)	(2.74)	(1.00)	—
Net asset value, end of period	$5.74	$5.71	$5.65	$5.21	$9.68	$11.26
Total investment return[2]	0.53%	2.82%	13.15%	(14.98)%[4]	(5.62)%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.54%[5]	2.55%	2.50%	2.32%	1.97%	1.93%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.44%[5]	2.51%	2.47%	2.32%	1.97%	1.93%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[5]	2.10%	2.10%	2.07%	1.97%	1.93%
Net investment income (loss)	(0.37)%[5]	0.20%	(0.44)%	1.24%	(0.41)%	(0.72)%
Supplemental data:
Net assets, end of period (000's)	$54,683	$66,349	$104,146	$131,745	$317,450	$579,916
Portfolio turnover rate	115%	65%	58%	139%	39%	28%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.09	$6.03	$5.54	$9.96	$11.48	$11.07
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.08	0.03	0.17	0.08	0.05
Net realized and unrealized gain (loss)	0.04	0.16	0.78	(1.85)	(0.56)	0.36
Net increase from payment by Advisor	—	—	—	0.00[3]	—	—
Total income (loss)	0.06	0.24	0.81	(1.68)	(0.48)	0.41
Less dividends/distributions:
From net investment income	—	(0.18)	(0.32)	—	(0.04)	(0.00)[3]
From net realized gains	—	—	—	(2.74)	(1.00)	—
Total dividends/distributions	—	(0.18)	(0.32)	(2.74)	(1.04)	(0.00)[3]
Net asset value, end of period	$6.15	$6.09	$6.03	$5.54	$9.96	$11.48
Total investment return[2]	0.99%	3.89%	14.49%	(13.99)%[4]	(4.64)%	3.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.44%[5]	1.49%	1.42%	1.22%	0.91%	0.89%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.44%[5]	1.49%	1.42%	1.22%	0.91%	0.89%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%[5]	1.07%	1.04%	1.00%	0.91%	0.89%
Net investment income (loss)	0.55%[5]	1.25%	0.56%	2.23%	0.69%	0.40%
Supplemental data:
Net assets, end of period (000's)	$46,794	$87,743	$83,561	$77,254	$320,839	$478,785
Portfolio turnover rate	115%	65%	58%	139%	39%	28%

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

5  Annualized

See accompanying notes to financial statements.
53

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.27	$8.66	$8.18	$12.59	$14.81	$13.86
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.00[3]	0.00[3]	0.08	0.17	0.19
Net realized and unrealized gain (loss)	(1.05)	2.05	1.11	(3.08)	(1.34)	1.83
Total income (loss)	(1.06)	2.05	1.11	(3.00)	(1.17)	2.02
Less dividends/distributions:
From net investment income	(0.43)	(0.44)	(0.63)	(0.46)	(0.23)	(0.27)
From net realized gains	—	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.43)	(0.44)	(0.63)	(1.41)	(1.05)	(1.07)
Net asset value, end of period	$8.78	$10.27	$8.66	$8.18	$12.59	$14.81
Total investment return[2]	(10.30)%	23.87%	13.11%	(22.36)%	(8.43)%	14.93%
Ratios to average net assets:
Expenses	1.25%[4]	1.21%	1.21%	1.19%	1.09%	1.13%
Net investment income (loss)	(0.12)%[4]	0.05%	0.01%	0.84%	1.19%	1.28%
Supplemental data:
Net assets, end of period (000's)	$568,418	$753,750	$814,760	$996,059	$2,396,937	$3,094,036
Portfolio turnover rate	51%	68%	90%	122%	83%	74%
	Class B
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.28	$8.56	$8.00	$12.35	$14.52	$13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.08)	(0.08)	0.00[3]	0.05	0.07
Net realized and unrealized gain (loss)	(1.05)	2.03	1.08	(3.01)	(1.31)	1.79
Total income (loss)	(1.10)	1.95	1.00	(3.01)	(1.26)	1.86
Less dividends/distributions:
From net investment income	(0.16)	(0.23)	(0.44)	(0.39)	(0.09)	(0.14)
From net realized gains	—	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.16)	(0.23)	(0.44)	(1.34)	(0.91)	(0.94)
Net asset value, end of period	$9.02	$10.28	$8.56	$8.00	$12.35	$14.52
Total investment return[2]	(10.68)%	22.86%	12.14%	(22.98)%	(9.14)%	13.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.22%[4]	2.07%	2.09%	2.02%	1.91%	1.93%
Expenses after fee waivers and/or expense reimbursement	2.10%[4]	2.07%	2.09%	2.02%	1.91%	1.93%
Net investment income (loss)	(0.97)%[4]	(0.86)%	(0.90)%	0.01%	0.36%	0.48%
Supplemental data:
Net assets, end of period (000's)	$3,957	$7,484	$15,190	$33,685	$90,258	$139,061
Portfolio turnover rate	51%	68%	90%	122%	83%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

54

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.00	$8.42	$7.96	$12.29	$14.48	$13.58
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.07)	(0.07)	0.00[3]	0.05	0.07
Net realized and unrealized gain (loss)	(1.03)	1.99	1.07	(2.99)	(1.30)	1.79
Total income (loss)	(1.07)	1.92	1.00	(2.99)	(1.25)	1.86
Less dividends/distributions:
From net investment income	(0.33)	(0.34)	(0.54)	(0.39)	(0.12)	(0.16)
From net realized gains	—	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.33)	(0.34)	(0.54)	(1.34)	(0.94)	(0.96)
Net asset value, end of period	$8.60	$10.00	$8.42	$7.96	$12.29	$14.48
Total investment return[2]	(10.67)%	22.90%	12.29%	(22.93)%	(9.15)%	14.02%
Ratios to average net assets:
Expenses	2.03%[4]	1.99%	2.00%	1.97%	1.89%	1.90%
Net investment income (loss)	(0.91)%[4]	(0.73)%	(0.78)%	0.06%	0.40%	0.51%
Supplemental data:
Net assets, end of period (000's)	$262,719	$348,721	$381,137	$456,577	$985,156	$1,274,539
Portfolio turnover rate	51%	68%	90%	122%	83%	74%
	Class Y
	Six months ended December 31, 2011	Year ended June 30,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.48	$8.84	$8.34	$12.80	$15.04	$14.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.04	0.03	0.10	0.21	0.23
Net realized and unrealized gain (loss)	(1.08)	2.07	1.14	(3.13)	(1.37)	1.85
Total income (loss)	(1.07)	2.11	1.17	(3.03)	(1.16)	2.08
Less dividends/distributions:
From net investment income	(0.46)	(0.47)	(0.67)	(0.48)	(0.26)	(0.30)
From net realized gains	—	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.46)	(0.47)	(0.67)	(1.43)	(1.08)	(1.10)
Net asset value, end of period	$8.95	$10.48	$8.84	$8.34	$12.80	$15.04
Total investment return[2]	(10.11)%	24.15%	13.54%	(22.12)%	(8.20)%	15.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	0.95%[4]	0.92%	0.93%	0.90%	0.82%	0.88%
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.92%	0.93%	0.90%	0.82%	0.88%
Net investment income (loss)	0.18%[4]	0.35%	0.29%	1.14%	1.46%	1.53%
Supplemental data:
Net assets, end of period (000's)	$134,545	$179,875	$170,517	$224,281	$477,603	$648,479
Portfolio turnover rate	51%	68%	90%	122%	83%	74%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
55

UBS Global Frontier Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2011	Year ended June 30,			For the period ended
	(unaudited)	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$8.36	$6.32	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.09)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(1.24)	2.38	1.12	(2.98)	(1.10)
Total income (loss)	(1.27)	2.29	1.05	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.38)	(0.25)	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	—	—	(0.07)
Total dividends/distributions	(0.38)	(0.25)	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$6.71	$8.36	$6.32	$5.59	$8.75
Total investment return[2]	(15.06)%	36.53%	18.30%	(34.51)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.72%[5]	1.64%	1.62%	1.66%	1.59%[5]
Expenses after fee waivers and/or expense reimbursement	1.40%[5]	1.40%	1.40%	1.40%	1.40%[5]
Net investment loss	(0.72)%[5]	(1.14)%	(1.01)%	(1.01)%	(0.52)%[5]
Supplemental data:
Net assets, end of period (000's)	$35,604	$50,167	$48,479	$48,395	$79,572
Portfolio turnover rate	54%	33%	54%	148%	84%

	Class Y
	Six months ended December 31, 2011	Year ended June 30,			For the period ended
	(unaudited)	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$8.36	$6.32	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.07)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(1.23)	2.38	1.11	(2.99)	(1.10)
Total income (loss)	(1.25)	2.31	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.40)	(0.27)	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	—	—	(0.07)
Total dividends/distributions	(0.40)	(0.27)	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$6.71	$8.36	$6.32	$5.60	$8.77
Total investment return[2]	(14.89)%	36.66%	18.54%	(34.30)%	(11.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.48%[5]	1.43%	1.35%	1.35%	1.31%[5]
Expenses after fee waivers and/or expense reimbursement	1.15%[5]	1.15%	1.15%	1.15%	1.15%[5]
Net investment loss	(0.46)%[5]	(0.87)%	(0.72)%	(0.73)%	(0.26)%[5]
Supplemental data:
Net assets, end of period (000's)	$1,636	$1,395	$185	$1,699	$7,395
Portfolio turnover rate	54%	33%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

56

UBS Global Frontier Fund

Financial highlights

	Class C
	Six months ended December 31, 2011	Year ended June 30,			For the period ended
	(unaudited)	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$8.34	$6.31	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.15)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	(1.23)	2.37	1.12	(2.96)	(1.10)
Total income (loss)	(1.28)	2.22	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.35)	(0.19)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	—	—	(0.07)
Total dividends/distributions	(0.35)	(0.19)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$6.71	$8.34	$6.31	$5.58	$8.71
Total investment return[2]	(15.29)%	35.39%	17.50%	(35.03)%	(12.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.50%[5]	2.41%	2.41%	2.48%	2.40%[5]
Expenses after fee waivers and/or expense reimbursement	2.15%[5]	2.15%	2.15%	2.15%	2.15%[5]
Net investment loss	(1.47)%[5]	(1.89)%	(1.76)%	(1.76)%	(1.27)%[5]
Supplemental data:
Net assets, end of period (000's)	$10,896	$14,989	$13,792	$14,559	$22,882
Portfolio turnover rate	54%	33%	54%	148%	84%

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
57

The UBS Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Global Frontier Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisor Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Global Frontier Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. Effective on or about March 1, 2012, all outstanding Class B shares will be converted to Class A shares of the same fund. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments.

58

The UBS Funds

Notes to financial statements (unaudited)

Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

59

The UBS Funds

Notes to financial statements (unaudited)

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim periods beginning after December 15, 2010.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 "Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

60

The UBS Funds

Notes to financial statements (unaudited)

In December 2011, FASB issued Accounting Standards Update No. 2011–11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011–11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2011 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives as disclosed in UBS Global Allocation Fund and UBS Global Frontier Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2011, except for forward foreign currency contracts, for which the average volume during the six month period was greater than at period end. The average volume of all derivatives as disclosed in UBS Dynamic Alpha Fund's Portfolio of investments was greater during the six month period than at period end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

61

The UBS Funds

Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2011 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$2,621,192	$2,621,192
Futures contracts[2]	233,345	1,399,841	—	—	1,633,186
Swap agreements[1]	4,046,638	—	596,288	—	4,642,926
Total value	$4,279,983	$1,399,841	$596,288	$2,621,192	$8,897,304

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$(2,269,215)	$(2,269,215)
Futures contracts[2]	(532,311)	(361,108)	—	—	(893,419)
Options written[1]	—	(4,479,300)	—	—	(4,479,300)
Swap agreements[1]	(1,197,499)	—	(5,286,542)	—	(6,484,041)
Total value	$(1,729,810)	$(4,840,408)	$(5,286,542)	$(2,269,215)	$(14,125,975)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

62

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$6,445,060	$6,445,060
Futures contracts	8,134,371	4,696,874	—	—	12,831,245
Options purchased[3]	(1,480,236)	(12,495,425)	—	(68,216)	(14,043,877)
Options written	266,853	1,259,024	298,200	68,216	1,892,293
Swap agreements	1,364,383	—	(3,586,526)	57,424	(2,164,719)
Total net realized gain (loss)	$8,285,371	$(6,539,527)	$(3,288,326)	$6,502,484	$4,960,002
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$2,290,555	$2,290,555
Futures contracts	1,128,196	7,650,133	—	—	8,778,329
Options purchased[3]	1,411,098	(3,604,422)	—	68,215	(2,125,109)
Options written	(447,020)	1,320,323	(84,415)	(42,963)	745,925
Swap agreements	9,137,067	—	2,698,237	(37,954)	11,797,350
Total change in net unrealized appreciation/depreciation	$11,229,341	$5,366,034	$2,613,822	$2,277,853	$21,487,050

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$4,696,706	$4,696,706
Futures contracts[2]	327,545	—	327,545
Total value	$327,545	$4,696,706	$5,024,251

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$(2,725,564)	$(2,725,564)
Futures contracts[2]	(516,779)	—	(516,779)
Total value	$(516,779)	$(2,725,564)	$(3,242,343)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

63

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$2,995,648	$2,995,648
Futures contracts	8,336,843	(9,341,476)	—	(1,004,633)
Total net realized gain (loss)	$8,336,843	$(9,341,476)	$2,995,648	$1,991,015
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$2,273,697	$2,273,697
Futures contracts	122,936	790,165	—	913,101
Total change in net unrealized appreciation/depreciation	$122,936	$790,165	$2,273,697	$3,186,798

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$—	$316,151	$316,151
Futures contracts[2]	50,982	98,714	—	149,696
Total value	$50,982	$98,714	$316,151	$465,847

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$(232,237)	$(232,237)
Futures contracts[2]	(114,322)	—	(114,322)
Total value	$(114,322)	$(232,237)	$(346,559)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

64

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2011, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$(58,821)	$(58,821)
Futures contracts	205,596	(2,874,988)	—	(2,669,392)
Total net realized gain (loss)	$205,596	$(2,874,988)	$(58,821)	$(2,728,213)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$62,300	$62,300
Futures contracts	50,982	(849,970)	—	(798,988)
Total change in net unrealized appreciation/depreciation	$50,982	$(849,970)	$62,300	$(736,688)

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends for foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains

65

The UBS Funds

Notes to financial statements (unaudited)

and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the

66

The UBS Funds

Notes to financial statements (unaudited)

Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the

67

The UBS Funds

Notes to financial statements (unaudited)

agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in

68

The UBS Funds

Notes to financial statements (unaudited)

the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2011, UBS Global Allocation Fund recorded $28,801 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

69

The UBS Funds

Notes to financial statements (unaudited)

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS Global Frontier Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2011, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$1,331,293	$99,593
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	4,241,951	3,145
UBS Global Frontier Fund	1.40	N/A1	2.15	1.15	262,225	90,505

1  UBS Global Frontier Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2011 are subject to repayment through June 30, 2015. At December 31, 2011, the

70

The UBS Funds

Notes to financial statements (unaudited)

following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015
UBS Dynamic Alpha Fund—Class A	$196,161	$—	$51,127	$76,312	$68,722
UBS Dynamic Alpha Fund—Class B	15,765	2,654	6,334	4,458	2,319
UBS Dynamic Alpha Fund—Class C	102,398	—	35,483	38,363	28,552
UBS Global Allocation Fund—Class B	3,145	—	—	—	3,145
UBS Global Frontier Fund—Class A	447,910	137,121	118,867	126,291	65,631
UBS Global Frontier Fund—Class C	154,526	50,614	41,974	39,777	22,161
UBS Global Frontier Fund—Class Y	12,226	5,653	1,545	2,315	2,713

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2011, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$17,970	$117,303
UBS Global Allocation Fund	63,319	413,243
UBS Global Frontier Fund	3,139	20,656

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2011 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations.

71

The UBS Funds

Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2011, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$30,657

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00

*  UBS Global Frontier Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2011, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2011, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$38,102	$5,160
UBS Dynamic Alpha Fund—Class B	1,054	1,607
UBS Dynamic Alpha Fund—Class C	48,046	531
UBS Global Allocation Fund—Class A	125,332	39,061
UBS Global Allocation Fund—Class B	3,449	9,029
UBS Global Allocation Fund—Class C	229,568	1,858
UBS Global Frontier Fund—Class A	7,760	3,787
UBS Global Frontier Fund—Class C	9,577	468

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

72

The UBS Funds

Notes to financial statements (unaudited)

For the period ended December 31, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$60,392
UBS Global Allocation Fund	157,637
UBS Global Frontier Fund	6,846

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral amounting to $7,059,046 and $40,931, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2011, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$1,460,425	$1,487,143	$1,487,143
UBS Global Allocation Fund	21,031,454	21,517,971	14,458,925
UBS Global Frontier Fund	80,910	82,376	41,445

6. Purchases and sales of securities

For the period ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$340,112,608	$360,023,973
UBS Global Allocation Fund	407,800,771	580,898,521
UBS Global Frontier Fund	25,567,509	35,788,970

73

The UBS Funds

Notes to financial statements (unaudited)

For the period ended December 31, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$9,240,967	$11,000,818
UBS Global Allocation Fund	122,163,742	150,862,199
UBS Global Frontier Fund	2,081,440	2,354,084

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2011 were as follows:

2011
Fund	Distributions paid from ordinary income
UBS Dynamic Alpha Fund	$11,753,976
UBS Global Allocation Fund	57,555,121
UBS Global Frontier Fund	2,067,769

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2012.

At June 30, 2011, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$145,211,340	$202,927,795	$46,428,719
UBS Global Allocation Fund	278,395,017	862,762,158	—
UBS Global Frontier Fund	12,841,328	9,543,610	3,241,353

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2011, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$4,902,321	$3,282,847

As of and during the period ended December 31, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

74

The UBS Funds

Notes to financial statements (unaudited)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Each of the tax years in the four year period ended June 30, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the period ended December 31, 2011.

9. Shares of beneficial interest

For the period ended December 31, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	677,761	$4,069,548	—	$—
Shares repurchased	(7,757,392)	(46,863,800)	(54,001)	(311,001)
Shares converted from Class B to Class A	83,934	507,687	(88,142)	(507,687)
Redemption fees	—	3,413	—	—
Net decrease	(6,995,697)	$(42,283,152)	(142,143)	$(818,688)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	76,188	$436,536	87,070	$534,376
Shares repurchased	(2,177,507)	(12,520,594)	(6,900,425)	(42,089,846)
Redemption fees	—	415	—	107
Net decrease	(2,101,319)	$(12,083,643)	(6,813,355)	$(41,555,363)

75

The UBS Funds

Notes to financial statements (unaudited)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	680,968	$6,386,956	—	$—
Shares repurchased	(12,330,821)	(114,975,488)	(116,219)	(1,111,334)
Shares converted from Class B to Class A	180,110	1,728,485	(180,375)	(1,728,485)
Dividends reinvested	2,830,572	24,512,757	7,318	65,060
Redemption fees	—	7,631	—	—
Net decrease	(8,639,171)	$(82,339,659)	(289,276)	$(2,774,759)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	167,902	$1,515,614	165,068	$1,585,078
Shares repurchased	(5,565,380)	(50,872,623)	(2,964,703)	(29,206,260)
Dividends reinvested	1,072,315	9,093,234	681,741	6,012,956
Redemption fees	—	877	—	1,279
Net decrease	(4,325,163)	$(40,262,898)	(2,117,894)	$(21,606,947)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	118,836	$884,905	52,662	$376,017	103,975	$766,903
Shares repurchased	(1,101,000)	(8,073,468)	(305,879)	(2,175,911)	(42,928)	(284,845)
Dividends reinvested	280,785	1,850,374	79,699	525,217	15,800	103,964
Redemption fees	—	225	—	587	—	21
Net increase (decrease)	(701,379)	$(5,337,964)	(173,518)	$(1,274,090)	76,847	$586,043

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	3,877,616	$23,735,661	1,842	$10,987
Shares repurchased	(25,525,034)	(156,780,166)	(202,120)	(1,184,499)
Shares converted from Class B to Class A	262,643	1,628,864	(274,367)	(1,628,864)
Dividends reinvested	1,128,708	6,941,554	12,288	72,375
Redemption fees	—	12,034	—	—
Net decrease	(20,256,067)	$(124,462,053)	(462,357)	$(2,730,001)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	248,263	$1,456,605	1,974,534	$12,124,718
Shares repurchased	(7,303,153)	(42,802,216)	(1,838,567)	(11,441,000)
Dividends reinvested	244,384	1,439,424	418,358	2,610,554
Redemption fees	—	561	—	609
Net increase (decrease)	(6,810,506)	$(39,905,626)	554,325	$3,294,881

76

The UBS Funds

Notes to financial statements (unaudited)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	5,496,418	$54,196,160	6,667	$66,091
Shares repurchased	(30,247,628)	(299,917,346)	(359,847)	(3,473,824)
Shares converted from Class B to Class A	714,938	7,085,487	(719,244)	(7,085,487)
Dividends reinvested	3,337,041	32,702,995	25,649	252,385
Redemption fees	—	19,046	—	—
Net decrease	(20,699,231)	$(205,913,658)	(1,046,775)	$(10,240,835)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	680,165	$6,577,919	936,573	$9,557,356
Shares repurchased	(12,339,415)	(118,547,892)	(3,881,538)	(38,476,049)
Dividends reinvested	1,301,168	12,452,180	803,980	8,023,720
Redemption fees	—	3,791	—	2,467
Net decrease	(10,358,082)	$(99,514,002)	(2,140,985)	$(20,892,506)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,148,039	$9,053,928	128,727	$1,018,619	138,711	$1,073,192
Shares repurchased	(3,015,895)	(23,741,744)	(563,344)	(4,351,462)	(4,765)	(37,862)
Dividends reinvested	199,143	1,539,376	44,976	348,115	3,662	28,269
Redemption fees	—	5,441	—	1,645	—	40
Net increase (decrease)	(1,668,713)	$(13,142,999)	(389,641)	$(2,983,083)	137,608	$1,063,639

77

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

78

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1172

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)          (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 09, 2012